As filed with the Securities and Exchange Commission on January 5, 2001
                                          Registration Statement No. 333-50248

===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                AMENDMENT NO. 1
                                      TO
                            REGISTRATION STATEMENT
                                  ON FORM S-3
                                     UNDER
                          THE SECURITIES ACT OF 1933

                              -----------------

                      GREENWICH CAPITAL ACCEPTANCE, INC.

            (Exact name of registrant as specified in its charter)

Delaware                                                            06-1199884
(State of incorporation)                                      (I.R.S. Employer
                                                           Identification No.)
                              600 Steamboat Road
                         Greenwich, Connecticut 06830
                                (203) 625-2700

              (Address, including zip code, and telephone number,
             including area code, of principal executive offices)

                               -----------------

                               John C. Anderson
                              600 Steamboat Road
                         Greenwich, Connecticut 06830
                                (203) 625-2700

               (Name, address, including zip code, and telephone
              number, including area code, of agent for service)

                               -----------------

                                With a copy to:
                             Stephen B. Esko, Esq.
                               Brown & Wood LLP
                            One World Trade Center
                           New York, New York 10048

         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                                      CALCULATION OF REGISTRATION FEE
===========================================================================================================================
                                                                         Proposed          Proposed
                                                        Amount           Maximum            Maximum          Amount of
                     Title of                           to be        Aggregate Price       Aggregate       Registration
           Securities to Be Registered              Registered(1)       Per Unit*       Offering Price          Fee
---------------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through Certificates................    $1,000,000           100%           $1,000,000            (2)
===========================================================================================================================


     (1) $287,080,741 aggregate principal amount of Mortgage Pass-Through Certificates registered under Registration Statement No. 333-34330 referred to below and not previously sold is carried forward in this Registration Statement pursuant to Rule 429. $2,000,000,000 aggregate principal amount of Mortgage Pass-Through Certificates was filed for registration under Registration Statement No. 333-34330 and a registration fee of $528,000 was paid in connection with such prior filing.

     (2)  Previously paid.

         Pursuant to Rule 429 under the Securities Act of 1933, as amended, the prospectus and forms of prospectus supplement included in this Registration Statement also relate to Registration Statement No. 333-34330, which was previously filed by the Registrant on Form S-3 and declared effective on June 7, 2000. This amendment to the Registration Statement also constitutes Post-Effective Amendment No. 2 to Registration Statement No. 333-34330 and such Post-Effective Amendment No. 2 shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with Section 8(c) of the Securities Act of 1933, as amended.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

==============================================================================

The information in this prospectus supplement is not complete and may be changed. We may not sell these certificates until the registration statement filed with the SEC is effective. This prospectus supplement is not an offer to sell these certificates and it is not soliciting an offer to buy these certificates in any state where the offer or sale is not permitted.



                 Subject To Completion, Dated January 5, 2001

Prospectus Supplement
(To Prospectus dated __________, 200_)

                          Mortgage Loan Trust 200_-_

              Mortgage Pass-Through Certificates, Series 200_-_

                      Greenwich Capital Acceptance, Inc.
                                   Depositor

      $________ (approximate) Class A, [ %] [Variable Pass-Through Rate] $________ (approximate) Class M, [ %] [Variable Pass-Through Rate] $________ (approximate) Class B, [ %] [Variable Pass-Through Rate]

The Trust

     o The Trust will issue [___] classes of certificates, of which the three classes listed above are offered by this prospectus supplement and the accompanying prospectus.

     o The Trust assets will consist primarily of single family mortgage loans

The Certificates

     o    The certificates represent ownership interests in the trust assets.

     o Each class of certificates will accrue interest at a rate equal to [one-month LIBOR plus a fixed margin], subject to certain limitations described in this prospectus supplement.

     o Each class of offered certificates will have the benefit of credit enhancement to the extent described in this prospectus supplement.

-------------------------------------------------------------------------------
Consider carefully the risk factors beginning on page S-9 of this prospectus supplement and on page 6 of the prospectus.

The certificates represent obligations of the trust only and do not represent an interest in or obligation of Greenwich Capital Acceptance, Inc., [_______] or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.
-------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

_____________________ will offer the certificates listed above in negotiated transactions. Proceeds to the depositor are expected to be approximately $_____________, before deducting issuance expenses estimated to be $_____________. See "Method of Distribution" in this prospectus supplement.
                              ___________________

                            [Logos of Underwriters]

____________ __, 200_

                               Table of Contents

Summary of Terms............................................................S-3
Risk Factors................................................................S-9
The Mortgage Pool..........................................................S-17
   General.................................................................S-17
   Mortgage Loan Statistics................................................S-17
   Adjustable Rate Mortgage Loans..........................................S-23
   The Loan Index..........................................................S-30
Underwriting Standards.....................................................S-30
The Master Servicer........................................................S-31
The Pooling and Servicing Agreement........................................S-33
   General.................................................................S-33
   Assignment of the Mortgage Loans........................................S-33
   Payments on Mortgage Loans; Deposits to Collection Account
     and Distribution Account..............................................S-35
   Advances................................................................S-37
   The Trustee.............................................................S-38
   Servicing and Other Compensation and Payment of Expenses................S-39
   Voting Rights...........................................................S-39
   Amendment...............................................................S-40
   Termination.............................................................S-40
   [Optional Purchase of Defaulted Loans...................................S-41
   Events of Default.......................................................S-41
   Rights upon Event of Default............................................S-41
Description of the Certificates............................................S-42
   General.................................................................S-42
   Book-Entry Certificates.................................................S-43
   Priority of Distributions Among Certificates............................S-48
   Allocation of Available Funds...........................................S-48
   Pass-Through Rates......................................................S-50
   Calculation of [One-Month LIBOR]........................................S-50
   Application of Allocable Loss Amounts...................................S-51
   [Excess Reserve Fund Account............................................S-52
   Reports to Certificateholders...........................................S-52
Yield, Prepayment and Maturity Considerations..............................S-54
   Overcollateralization Provisions........................................S-55
   [Additional Information.................................................S-56
   Weighted Average Lives..................................................S-56
Use of Proceeds............................................................S-58
Material Federal Income Tax Consequences...................................S-58
   Taxation of Regular Interests...........................................S-58
   Status of the Offered Certificates......................................S-59
   Non-U.S. Persons........................................................S-59
   Prohibited Transactions Tax and Other Taxes.............................S-60
   Backup Withholding......................................................S-61
State Taxes................................................................S-61
ERISA Considerations.......................................................S-62
Legal Investment Considerations............................................S-65
Method of Distribution.....................................................S-65
Legal Matters..............................................................S-66
Ratings....................................................................S-66
Glossary of Terms..........................................................S-68
Annex I.....................................................................A-1

                               Summary of Terms

o This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the certificates, read carefully this entire document and the accompanying prospectus.

o This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus. Some of the information consists of forward-looking statements relating to future economic performance or projections and other financial items. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, and various other matters, all of which are beyond our control. Accordingly, what actually happens may be very different from what we predict in our forward-looking statements.

Offered Certificates

On the closing date, [_____________Trust] will issue [___] classes of certificates, three of which are being offered pursuant to this prospectus supplement and the accompanying prospectus.

Each class of certificates that is being offered will be book-entry securities in minimum denominations of $50,000 clearing through DTC [in the United States or Clearstream or Euroclear (in Europe)].

Trust Fund

The assets of the trust that will support the certificates will consist of a pool of [fixed-rate] mortgage loans with a principal balance of approximately $_______________ and [adjustable rate] mortgage loans with a principal balance of approximately $_______________ as of ________________ __, 200 . [All
of the adjustable rate mortgage loans are indexed to [six-month LIBOR], of which [__]% have initial fixed rate periods.] The mortgage loans will have original terms to maturity ranging from [______] years to 30 years and will be secured by first liens on one- to four-family residential properties.

Other Certificates

The trust will issue [two] additional classes of certificates. These certificates will be designated the [Class OC and] Class R Certificates and are not being offered to the public pursuant to this prospectus supplement and the prospectus. [The Class OC Certificates will not have an original principal balance.] The Class R Certificates will have an original principal balance of [$100].

See "The Mortgage Pool" and "Description of the Certificates--General" and "--Book-Entry Certificates" in this prospectus supplement and "The Trust Fund--The Mortgage Loans--General" in the prospectus.

Cut-off Date

__________ __, 200_

Closing Date

On or about __________ __, 200_

The Depositor

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut   06830
(203) 625-2700

Seller

[_____________________]

Master Servicer

[_____________________]

Trustee

[_____________________]

Originator(s)

[_____________________]

Designations

Each class of certificates will have different characteristics, some of which are reflected in the following general designations.

o    Offered Certificates
Class A, Class M and Class B Certificates

o    Senior Certificates
Class A Certificates

o    Mezzanine Certificates
Class M Certificates

o    Subordinate Certificates
Class B Certificates

o    Residual Certificates
Class R Certificates

o    Book-Entry Certificates
Class A, Class M and Class B Certificates

o    [Excess Reserve Fund Support Certificates
Class OC Certificates]

o    Physical Certificates
[Class OC and] Class R Certificates

Distribution Dates

The trustee will make distributions on the certificates on the __th day of each calendar month beginning on ___________ __, 200_ to the holder of record of the certificates as of the business day preceding such date of distribution. If the __th day of a month is not a business day, then the distribution will be made on the next business day.

Payments on the Certificates

Interest Payments

The pass-through rate for each class of offered certificates will be calculated at the rates specified below, subject to the limitations described under "Description of the Certificates--Pass-Through Rates" in this prospectus supplement:

Class A       [Index] + __ basis points
Class M       [Index] + __ basis points
Class B       [Index] + __ basis points

Interest payable on the certificates on a distribution date will accrue during the period commencing on the prior distribution date and ending on the day before the current distribution date. The first accrual period will begin on the closing date and end on _________ __, 200_. Interest will be calculated on the basis of the actual number of days included in the interest accrual period, based on a 360-day year.

See "Description of the Certificates" in this prospectus supplement.

Payment Priorities

On each distribution date, available funds in the trust will be paid in the following order of priority and subject to the limitations described under "Description of the Certificates--Allocation of Available Funds" in this prospectus supplement:

(i) to the Class A Certificates, as current interest and any previously unpaid interest;

(ii)   as current interest, sequentially, to the Class M and Class B
       Certificates;

(iii) as principal of the Class A, Class M and Class B Certificates, in that order, to the extent these classes are entitled to receive distributions of principal, up to the aggregate amount received on account of principal of the mortgage loans;

(iv) as principal of the Class A, Class M and Class B Certificates, in that order, to the extent these classes are entitled to receive distributions of principal, up to the amount necessary to achieve the required levels of overcollateralization;

(v) as unpaid interest and reimbursement of certain previously allocated losses, if any, to the Class M and Class B Certificates;

[(vi) to the Class OC Certificates for deposit into a reserve account to cover shortfalls or required reserves, before being released to the Class OC Certificates;] and

(vi)   any remaining amounts to the Class R Certificates.

See "Description of the Certificates" in this prospectus supplement.

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest to the extent it reasonably believes that the cash advances are recoverable from future payments on the related mortgage loans. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

See "The Pooling and Servicing Agreement--Advances" in this prospectus supplement.

Optional Termination

The holder of the majority interest in the residual certificates may purchase all of the remaining assets of the trust after the principal balance of the mortgage loans and any real estate owned by the trust declines below 10% of the principal balance of the mortgage loans on [the cut-off date].

If the holder of the majority interest in the residual certificates does not exercise this option, then the master servicer will have the right to exercise this option. [If the option is not exercised, the offered certificates still outstanding will accrue interest at a higher rate.]

See "The Pooling and Servicing Agreement--Termination" and "Description of the Certificates--Pass-Through Rates" in this prospectus supplement.

Credit Enhancement

The credit enhancements include overcollateralization, subordination and allocation of losses. These credit enhancements are designed to increase the likelihood that certificateholders with a higher payment priority will receive regular payments of interest and principal.

Overcollateralization

The mortgage loans owned by the trust pay interest each month that in the aggregate is expected to exceed the amount needed to pay monthly interest on the offered certificates and certain fees and expenses of the trust. A portion of this excess interest will be applied to pay principal on the offered certificates, which reduces the principal balance of the certificates at a faster rate than the principal balance of the mortgage loans is being reduced. As a result, the aggregate principal balance of the mortgage loans is expected to exceed the aggregate principal balance of the offered certificates. This feature is referred to as "overcollateralization." The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the mortgage loans to maintain the required level of overcollateralization.

Subordination and Allocation of Losses

The Class A Certificates will have a payment priority over the mezzanine certificates and the subordinate certificates. The Class M Certificates will have a payment priority over the Class B Certificates.

Subordination is designed to provide the holders of certificates with a higher payment priority protection against losses up to a certain level that are realized when the unpaid principal balance on a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. Losses will be applied first to reduce the overcollateralization amount. Thereafter, loss protection is accomplished by allocating the realized losses first to the subordinate certificates, until the principal amount of the subordinate certificates is reduced to zero. Realized losses would then be allocated to the next most junior class of certificates, the Class M Certificates, until the principal amount of the Class M Certificates is reduced to zero. Although the outstanding principal balance of the Class A Certificates will not be reduced as a result of realized losses, in some circumstances these losses may reduce the amount of principal ultimately paid to the holders of the Class A Certificates.

See "Description of the Certificates" in this prospectus supplement.

Ratings

It is a condition of the issuance of the offered certificates that they be assigned the following ratings by _____________ and _____________.

                        Rating            Rating
                        Agency            Agency
  Class                 Rating            Rating
  -----                 ------            ------

   A
   M
   B

A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

See "Ratings" in this prospectus supplement.

Material Federal Income Tax Consequences

In the opinion of Brown & Wood LLP, for federal income tax purposes the trust will include [multiple segregated asset pools] each of which will qualify as a [separate] "real estate mortgage investment conduit" (REMIC). Certain classes of certificates that are designated as the regular certificates will constitute "regular interests" in the [master] REMIC. The Class R Certificates will represent the sole class of "residual interests" in the [master] REMIC. [The class of certificates designated as the residual certificates will represent the sole class of residual interests in each subsidiary REMIC.]

[The offered certificates will also represent the right to receive payments from the excess reserve fund account. The excess reserve fund account will be treated as an "outside reserve fund" and the right to receive payments from such account will be treated as an interest rate cap agreement for federal income tax purposes. Beneficial owners of the offered certificates will be treated for federal income tax purposes as having purchased an undivided beneficial interest in a regular interest in the [master] REMIC and as having acquired rights under an interest rate cap agreement, in each case to the extent of the owner's proportionate interest in the offered certificates. A certificateholder generally will recognize ordinary income equal to such certificateholder's proportionate share of interest and original issue discount, if any, accrued on the offered certificates and will take into account a proportionate share of any payments received under the interest rate cap agreement. A certificateholder's income derived from payments received under the interest rate cap agreement generally must be accounted for under the notional principal contract regulations.]

See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

ERISA Considerations

It is expected that the Class A, [Class M and Class B] Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or section 4975 of the Internal Revenue Code of 1986, so long as certain conditions are met. A fiduciary of an employee benefit plan must determine that the purchase of a certificate is consistent with its fiduciary duties under applicable law and does not result in a non-exempt prohibited transaction under applicable law.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Legal Investment Considerations

The Class A Certificates and Class M Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization and, therefore, will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

See "Legal Investment Considerations" in this prospectus supplement and in the prospectus.

Listing

The certificates are not listed, and no party to the transaction intends to list the certificates on any stock exchange or to quote them in the automated quotation system of a registered securities association.

Risk Factors

There are risks associated with an investment in the certificates. You should consider carefully the material risks disclosed under the heading "Risk Factors" beginning on page S-9.

                                 Risk Factors

     The following information, together with the information set forth under "Risk Factors" in the prospectus which you should carefully consider, identify the principal risk factors of an investment in the certificates.

Prepayments on the loans
may adversely affect the
average life of, and rate of
return on, your certificates............Borrowers may prepay their mortgage loans in whole or in part at any time.
                                        We cannot predict the rate at which
                                        borrowers will repay their mortgage
                                        loans. A prepayment of a mortgage loan
                                        generally will result in a prepayment
                                        on the certificates.

                                        o  If you purchase your certificates
                                           at a discount and principal is
                                           repaid slower than you anticipate,
                                           then your yield may be lower than
                                           you anticipate.

                                        o  If you purchase your certificates
                                           at a premium and principal is
                                           repaid faster than you anticipate,
                                           then your yield may be lower than
                                           you anticipate.

                                        o  The rate of prepayments on the
                                           mortgage loans will be sensitive to
                                           prevailing interest rates.
                                           Generally, if prevailing interest
                                           rates decline significantly below
                                           the interest rates on the
                                           fixed-rate mortgage loans, those
                                           mortgage loans are more likely to
                                           prepay than if prevailing rates
                                           remain above the interest rates on
                                           such mortgage loans. In addition,
                                           if interest rates decline,
                                           adjustable-rate mortgage loan
                                           prepayments may increase due to the
                                           availability of fixed-rate mortgage
                                           loans at lower interest rates.
                                           Conversely, if prevailing interest
                                           rates rise significantly, the
                                           prepayments on fixed-rate and
                                           adjustable-rate mortgage loans are
                                           likely to decrease.

                                        o  [The mortgage loans held in the
                                           trust include "balloon loans."
                                           Balloon loans generally provide for
                                           scheduled monthly payments with a
                                           final lump sum payment in the ___th
                                           month. This lump sum payment is
                                           substantially larger than the
                                           previous scheduled payments. Having
                                           balloon loans in the trust may
                                           cause the prepayment rate to vary
                                           more than if there were no balloon
                                           loans, because the borrower
                                           generally must refinance the
                                           mortgage loan or sell the mortgaged
                                           property prior to payment of the
                                           lump sum on the maturity date.]

                                        o  [Some of the mortgage loans require
                                           the mortgagor to pay a penalty if
                                           the mortgagor prepays the mortgage
                                           loan during periods ranging up to
                                           [five years] after the mortgage
                                           loan was originated. A prepayment
                                           penalty may discourage a borrower
                                           from prepaying the mortgage loan
                                           during the applicable period.]

                                        o  The seller may be required to
                                           purchase mortgage loans from the
                                           trust due to certain breaches of
                                           representations and warranties that
                                           have not been cured. These
                                           purchases will have the same effect
                                           on the holders of the offered
                                           certificates as a prepayment of the
                                           mortgage loans.

                                        o  So long as the overcollateral-
                                           ization level remains greater than
                                           zero, liquidations of defaulted
                                           mortgage loans will have the same
                                           effect on holders of the offered
                                           certificates as a prepayment of the
                                           related mortgage loans.

                                        o  If the rate of default and the
                                           amount of losses on the mortgage
                                           loans are higher than you expect,
                                           then your yield may be lower than
                                           you expect.

                                              See "Yield, Prepayment and
                                        Maturity Considerations" in this
                                        prospectus supplement for a
                                        description of factors that may
                                        influence the rate and timing of
                                        prepayments on the mortgage loans.

Potential inadequacy
of credit enhancement
may result in losses on
your certificates.......................The certificates are not insured by any financial guaranty insurance policy.
                                        The overcollateralization,
                                        subordination and allocation of loss
                                        features described in the summary are
                                        intended to enhance the likelihood
                                        that holders of the Class A
                                        Certificates will receive regular
                                        payments of interest and principal.
                                              If delinquencies or defaults
                                        occur on the mortgage loans, neither
                                        the master servicer nor any other
                                        entity will advance scheduled monthly
                                        payments of interest and principal on
                                        delinquent or defaulted mortgage loans
                                        if such advances are not likely to be
                                        recovered. We cannot assure you that
                                        the applicable credit enhancement will
                                        adequately cover any shortfalls in
                                        cash available to pay your
                                        certificates as a result of such
                                        delinquencies or defaults.

                                              If substantial losses occur
                                        as a result of defaults and delinquent
                                        payments on the mortgage loans,
                                        investors, particularly investors in
                                        the subordinate certificates, may lose
                                        their initial investment.

Overcollateralization may
not always generate the
amount of excess interest
needed to compensate for
losses on the mortgage loans............Because the weighted average of the interest rates on the mortgage loans
                                        is expected to be higher than the
                                        weighted average of the interest rates
                                        on the certificates, the mortgage
                                        loans are expected to generate more
                                        interest than is needed to pay
                                        interest owed on the certificates as
                                        well as trust expenses. Any remaining
                                        interest will then be used to
                                        compensate for losses on the mortgage
                                        loans. After these financial
                                        obligations of the trust are covered,
                                        the available excess interest will be
                                        used to create and maintain
                                        overcollateralization. We cannot
                                        assure you, however, that enough
                                        excess interest will be generated to
                                        maintain the overcollateralization
                                        level required by the rating agencies.
                                        The factors described below will
                                        affect the amount of excess interest
                                        that the mortgage loans will generate.

                                        o  Every time a mortgage loan is
                                           prepaid, excess interest may be
                                           reduced because the mortgage loan
                                           will no longer be outstanding and
                                           generating interest or, in the case
                                           of a partial prepayment, will be
                                           generating less interest.

                                        o  Every time a mortgage loan is
                                           liquidated or written off, excess
                                           interest will be reduced because
                                           such mortgage loans will no longer
                                           be outstanding and generating
                                           interest.

                                        o  If the rates of delinquencies,
                                           defaults or losses on the mortgage
                                           loans turn out to be higher than
                                           expected, excess interest will be
                                           reduced as necessary to compensate
                                           for any shortfalls in cash
                                           available on such date to pay
                                           certificateholders.

                                        o  The mortgage loans have rates that
                                           are fixed or that adjust based on
                                           an index that is different from the
                                           index used to determine rates on
                                           the certificates. As a result,
                                           interest rates on the certificates
                                           may increase relative to interest
                                           rates on the mortgage loans,
                                           requiring that more of the interest
                                           generated by the mortgage loans be
                                           applied to cover interest on the
                                           certificates.

Subordination of certain
classes of certificates may
reduce payments on those
certificates............................When certain classes of certificates provide credit enhancement for other
                                        classes of certificates, this form of
                                        credit enhancement is referred to as
                                        "subordination." For any particular
                                        class, "related junior class" means
                                        the class that is subordinate to such
                                        class. The order of seniority,
                                        beginning with the most senior class,
                                        is Class A, Class M and Class B.

                                              Credit enhancement is
                                        provided for the certificates first by
                                        the right of the holders of certain
                                        classes of certificates to receive
                                        certain payments of interest prior to
                                        the related junior classes and certain
                                        payments of principal prior to the
                                        related junior classes. This form of
                                        credit enhancement is provided solely
                                        from collections on the mortgage loans
                                        otherwise payable to the holders of
                                        the related junior classes. Credit
                                        enhancement also is provided by the
                                        allocation of realized losses first to
                                        the related junior classes. Thus, if
                                        the aggregate principal balance of the
                                        related junior classes were to be
                                        reduced to zero, delinquencies and
                                        defaults on the mortgage loans would
                                        reduce the amount of funds available
                                        for monthly payments to holders of the
                                        remaining certificates.

                                              See "Description of the
                                        Certificates" in this prospectus
                                        supplement and "Credit Enhancement--
                                        Subordination" in the prospectus.

Certain features of adjustable
loan rates may adversely affect
the average life of, and rate of
return on, your certificates............The offered certificates accrue interest at pass-through rates based on the
                                        [one-month LIBOR] index plus a
                                        specified margin, but are subject to
                                        certain caps. The caps on interest
                                        paid on the certificates are based on
                                        the weighted average of the interest
                                        rates on the mortgage loans net of
                                        certain trust expenses. The trust
                                        includes [fixed rate] and [adjustable
                                        rate mortgage loans with rates that
                                        are based on the [six-month LIBOR]
                                        index]. The adjustable rate mortgage
                                        loans have periodic and maximum
                                        limitations on adjustments to the
                                        mortgage loan rate. As a result, the
                                        offered certificates may accrue less
                                        interest than they would accrue if
                                        their rates were based solely on the
                                        one-month LIBOR index plus the
                                        specified margin. If this circumstance
                                        occurred, the value of the offered
                                        certificates may be temporarily or
                                        permanently reduced. A variety of
                                        factors could limit the pass-through
                                        rates on the offered certificates in a
                                        rising interest rate environment. Some
                                        of these factors are described below.

                                        o  The trust includes fixed rate
                                           mortgage loans on which the rate of
                                           interest does not adjust.

                                        o  The [one-month LIBOR] index is
                                           different from the index used to
                                           calculate the loan rates on the
                                           adjustable rate mortgage loans in
                                           the trust.

                                        o  The pass-through rates adjust
                                           monthly while the loan rates on the
                                           adjustable rate mortgage loans
                                           adjust less frequently, [and some
                                           adjustable rate mortgage loans have
                                           initial fixed rate periods
                                           following the date of origination.]

                                        o  It is possible that interest rates
                                           on the adjustable rate mortgage
                                           loans may decline while
                                           pass-through rates on the
                                           certificates are stable or rising.
                                           It is also possible that interest
                                           rates on both the adjustable rate
                                           mortgage loans and the certificates
                                           may decline or increase during the
                                           same period, but that the
                                           pass-through rates on the
                                           certificates may decline more
                                           slowly or increase more rapidly.

                                              These factors may adversely
                                        affect the yields to maturity on the
                                        offered certificates.]

Prepayments on the loans
may result in shortfalls
in interest collections and
reduce the yield on your
certificates............................When a mortgage loan is prepaid in full, the borrower is charged interest only
                                        up to the date on which payment is
                                        made, rather than for an entire month.
                                        This may result in a shortfall in
                                        interest collections available for
                                        payment on the next distribution date.
                                        [The master servicer is required to
                                        cover a portion of the shortfall in
                                        interest collections that are
                                        attributable to prepayments, but only
                                        up to the master servicer's servicing
                                        fee for the related period.]

Underwriting standards and
default risks may adversely
affect your investment in the
certificates............................The mortgage loans were originated by
                                        [various originators], none of which
                                        is affiliated with the depositor.
                                        [Discussion of originators'
                                        underwriting standards.]

Newly originated loans
are more likely to default..............Defaults on mortgage loans are generally expected to occur more frequently in
                                        the early years of the terms of
                                        mortgage loans. [Many of] the mortgage
                                        loans in the trust were originated
                                        [within the past year.]

Geographic concentration
of the trust's loans may
adversely affect your
certificates............................The following chart reflects the
                                        [_____] states with highest
                                        concentrations of mortgage loans in
                                        the trust based on the initial pool
                                        principal balance.


                                                      [Table]

                                              In addition, the conditions
                                        below will have a disproportionate
                                        impact on the mortgage loans in
                                        general.

                                        o  Economic conditions in
                                           [___________] may affect the
                                           ability of borrowers to repay their
                                           loans on time.

                                        o  Declines in the [_______, ________,
                                           and _________] residential real
                                           estate markets may reduce the
                                           values of properties located in
                                           those states, which would result in
                                           an increase in the loan-to-value
                                           ratios.

                                        o  Any increase in the market value of
                                           properties located in [_______,
                                           ________, and _________] would
                                           reduce the loan-to-value ratios and
                                           could, therefore, make alternative
                                           sources of financing available to
                                           the borrowers at lower interest
                                           rates. This in turn could result in
                                           an increased rate of prepayment of
                                           the mortgage loans.

The certificates are
sophisticated investments
and may not be suitable
to you..................................The offered certificates may not be an appropriate investment for investors
                                        who do not have sufficient resources
                                        or expertise to evaluate the
                                        particular characteristics of the
                                        applicable class of offered
                                        certificates. This may be the case
                                        because, among other things:

                                        o  The yield to maturity of offered
                                           certificates purchased at a price
                                           other than par will be sensitive to
                                           the uncertain rate and timing of
                                           principal prepayments on the
                                           mortgage loans.

                                        o  The rate of principal distributions
                                           on and the weighted average lives
                                           of the offered certificates will be
                                           sensitive to the uncertain rate and
                                           timing of principal prepayments on
                                           the mortgage loans and the priority
                                           of principal payments among the
                                           classes of certificates. Therefore,
                                           the offered certificates may be an
                                           inappropriate investment if you
                                           require a payment of a particular
                                           amount of principal on a specific
                                           date or an otherwise predictable
                                           stream of payments.

                                        o  You may be unable to reinvest
                                           amounts received as principal on an
                                           offered certificate at a rate
                                           comparable to the applicable
                                           pass-through rate. In general,
                                           principal prepayments are expected
                                           to be greater during periods of
                                           relatively low interest rates.

                                        o  A market for resale of the offered
                                           certificates may not develop or
                                           provide certificateholders with
                                           liquidity of investment.

                                              You should also carefully
                                        consider the further matters discussed
                                        under the heading "Yield, Prepayment
                                        and Maturity Considerations" in this
                                        prospectus supplement and under the
                                        heading "Risk Factors" in the
                                        prospectus.

It may be difficult to
resell your certificates................[Underwriter] intends to make a secondary market in the classes of
                                        certificates actually purchased by it,
                                        but it has no obligation to do so.
                                        There is no assurance that such a
                                        secondary market will develop or, if
                                        it develops, that it will continue.
                                        Furthermore, the certificates are not
                                        listed, and the parties to the
                                        transaction do not intend to list the
                                        certificates on any stock exchange or
                                        to quote them in the automated
                                        quotation system of a registered
                                        securities association. Consequently,
                                        you may not be able to sell your
                                        certificates readily or at prices that
                                        will enable you to realize your
                                        desired yield. The market values of
                                        the certificates are likely to
                                        fluctuate; these fluctuations may be
                                        significant and could result in
                                        significant losses to you.

                                              The secondary markets for
                                        mortgage backed securities have
                                        experienced periods of illiquidity and
                                        can be expected to do so in the
                                        future. Illiquidity can have a
                                        severely adverse effect on the prices
                                        of securities that are especially
                                        sensitive to prepayment, credit, or
                                        interest rate risk, or that have been
                                        structured to meet the investment
                                        requirements of limited categories of
                                        investors.

     There is a Glossary of Terms beginning on page S-68 where you will find definitions of the capitalized terms used in this prospectus supplement.

                               The Mortgage Pool

General

     The [____________] Trust will consist of a pool of closed-end, [fixed rate and adjustable rate] mortgage loans secured by first liens on one- to four-family residential properties. Unless specifically indicated to the contrary, all statistics with respect to the mortgage loans in the pool are based on their principal balances, interest rates, terms to maturity and similar statistics as of the __________ ___, 200_ cut-off date. All weighted averages specified in this prospectus supplement are weighted based on the principal balances of the mortgage loans as of the cut-off date. References to percentages of the mortgage loans mean percentages based on the aggregate principal balance of the mortgage loans in the pool as of the cut-off date, unless otherwise specified.

     The description in this prospectus supplement of the mortgage pool and the related mortgaged properties is based upon the mortgage pool as constituted at the close of business on the cut-off date, as adjusted for the principal payments received on or before that date. Prior to the issuance of the certificates by the trust, mortgage loans may be removed from the mortgage pool as a result of incomplete documentation or otherwise, if the depositor deems such removal necessary or desirable, and may be prepaid at any time. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the certificates unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described. The depositor believes that the information set forth in this prospectus supplement will be representative of the characteristics of the mortgage pool as it will be constituted at the time the certificates are issued, although the range of interest rates on the individual mortgage loans, the range of maturities and certain other characteristics may vary.

Mortgage Loan Statistics

     The mortgage pool will consist of approximately [________] conventional, [fixed rate and adjustable rate] mortgage loans secured by first liens on residential real property. The mortgage loans have original terms to maturity ranging from [___] years to 30 years. The mortgage pool consists of [___] fixed rate mortgage loans having an aggregate principal balance as of the cut-off date of approximately $[__________] and approximately [_____] adjustable rate mortgage loans having an aggregate principal balance as of the cut-off date of approximately $[___________], in each case after application of payments of principal due on or before the cut-off date whether or not received, and in each case subject to a permitted variance of plus or minus [5]%. [Each adjustable rate mortgage loan provides for a [semi-annual] adjustment to the mortgage rate based on an Index [six-month London interbank offered rates (LIBOR) for United States dollar deposits] and for corresponding adjustments to the monthly payment amount, in each case subject to the limitations described under "--Adjustable Rate Mortgage Loans" in this prospectus supplement. However, [_____]% of the adjustable rate mortgage loans are "delayed first adjustment mortgage loans" since the first interest rate adjustment will occur after an initial period of [___] years.

     The mortgage loans are secured by a "mortgage" by which we mean mortgages, deeds of trust or other similar security instruments, creating first liens on residential properties consisting of detached or semi-detached one- to four-family dwelling units and individual condominium units. [Approximately [______]% of the mortgage loans had a loan-to-value ratio at origination in excess of 80%.] There can be no assurance that the loan-to-value ratio of any mortgage loan determined at any time after origination is less than or equal to its original loan-to-value ratio. The due date for the scheduled monthly payment on each mortgage loan is [the first day of the month], [except for approximately [____]% of the mortgage loans which have their due dates on other dates during the month.] [Each mortgage loan will contain a customary "due-on-sale" clause.]

     [Approximately [_____]% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such mortgage loan provides for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within [______] from the date of origination of the loan. The amount of the prepayment charge is set forth in the related mortgage note and is generally equal to [______].

     [___] fixed rate mortgage loans comprising approximately [____]% of the pool principal balance as of the cut-off date are "balloon" loans which amortize over [360] months but have a balloon payment due and payable on the due date of the [____] month. The amount of the balloon payment on each balloon loan is substantially in excess of the amount of the scheduled monthly payment on the loan for the period prior to the due date of the balloon payment.

     Each mortgage loan had a loan rate of not less than [___]% per annum and not more than [_____]% per annum. As of the cut-off date, the average principal balance of the mortgage loans was approximately $[_______], the weighted average loan rate of the mortgage loans was [___]% per annum. The weighted average remaining term to maturity of the mortgage loans will be approximately [___] months as of the cut-off date. [None of the mortgage loans will have a first due date prior to __________ __, 19__ or after ___________ __, 20__ or will have a remaining term to maturity of less than [___] months or greater than 30 years as of the cut-off date.] The month of the latest maturity date of any mortgage loan is ___________ 20__].

     No mortgage loan had a principal balance as of the cut-off date of greater than approximately $[___] or less than approximately $[___].

     The mortgage loans are expected to have the following characteristics as of the cut-off date (the sum in any column may not equal the total indicated due to rounding):

        Principal Balances of the Mortgage Loans as of the Cut-off Date


                                                Number of       Principal Balance       % of Aggregate Principal
                                                Mortgage        Outstanding as of      Balance Outstanding as of
          Principal Balance ($)                   Loans          the Cut-off Date           the Cut-off Date
------------------------------------------    --------------   ---------------------   ---------------------------
                                                               $                                     %
                                              --------------   ---------------------   ---------------------------
     Total................................                     $                               100.00%
                                              ==============   =====================   ===========================

     The weighted average principal balance of the mortgage loans as of the cut-off date was $_____.


               Original Terms to Maturity of the Mortgage Loans

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
Original Term (months)              of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %




                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================

         The weighted average original term to maturity of the mortgage loans was [___] months.

                     Property Types of the Mortgage Loans

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
        Property Type               of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
2-4 Units....................                                   $                                        %
Condominium..................
Manufactured Housing.........
PUD..........................
Single Family Detached.......
Unknown......................
                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================


                    Occupancy Status of the Mortgage Loans

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
      Occupancy Status              of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
Investor.....................                                   $                                        %
Primary......................
Second Home..................
                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================


                                               Purpose of the Mortgage Loans

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
            Purpose                  of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
Purchase.....................                                   $                                        %
Rate/Term Refinance..........
                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================


                       Loan Rates of the Mortgage Loans

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
        Loan Rate (%)               of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %







                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================

     The weighted average loan rate of the mortgage loans as of the cut-off date was [___]% per annum.

                  Loan Rates of the Fixed Rate Mortgage Loans

                                                                                              % of Aggregate
                                                                                            Principal Balance
                                                                                              of Fixed Rate
                                                                Principal Balance             Mortgage Loans
                                          Number                Outstanding as of           Outstanding as of
        Loan Rate (%)                of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %










                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================

     The weighted average loan rate of the fixed rate mortgage loans as of the cut-off date was [___]% per annum.


              Original Loan-to-Value Ratios of the Mortgage Loans

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
Original Loan-to-Value Ratio(%)     of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %











                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================

     The weighted average original loan-to-value ratio of the mortgage loans was [___]%.


              Geographic Distribution of the Mortgaged Properties

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
Location                            of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                         %

















































                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================


                              Prepayment Charges

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
           Months                   of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                         %







                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================

Adjustable Rate Mortgage Loans

     Each adjustable rate mortgage loan provides for [semi-annual] adjustment to its loan rate and for corresponding adjustments to the monthly payment amount due on the loan. These adjustments to the loan rate and monthly payment amount will occur on each related adjustment date specified in the related mortgage note. However, in the case of the delayed first adjustment mortgage loans which represent approximately [__]% of adjustable rate loss by aggregate principal balance as of the cut-off date, the first rate adjustment will occur after an initial period of [__________]. On each rate adjustment date for an adjustable rate mortgage loan, the loan rate will be adjusted to equal the sum, [rounded to the nearest multiple of 0.125%,] of the [six-month LIBOR] index and a fixed percentage amount known as the gross margin. However, the loan rate on an adjustable rate mortgage loan generally will not increase or decrease by more than its periodic rate cap of 1.50% per annum on any rate adjustment date, except that the loan rate may increase or decrease by a higher percentage per annum on the initial rate adjustment date.] The loan rate on each adjustable rate mortgage loan will never exceed a specified maximum loan rate over the life of the loan or be less than a specified minimum loan rate over the life of the loan. The delayed first adjustment mortgage loans have a weighted average periodic rate cap of approximately [___]% per annum. Effective with the first monthly payment due on an adjustable rate mortgage loan after the related rate adjustment date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the loan over its remaining term, and pay interest at the loan rate as so adjusted. Due to the application of the periodic rate caps and the maximum loan rates, the loan rate on each adjustable rate mortgage loan, as adjusted on any rate adjustment date, may be less than the sum of the [six-month LIBOR] index and the related gross margin, rounded as described above. See "--The Index" below. None of the adjustable rate mortgage loans permits the related mortgagor to convert the adjustable loan rate thereon to a fixed loan rate.

     As of the cut-off date, the adjustable rate mortgage loans had loan rates as of the cut-off date of not less than [______]% per annum and not more than [_____]% per annum and the weighted average loan rate was approximately [_____]% per annum. As of the cut-off date, the adjustable rate mortgage loans had gross margins ranging from [_______]% to [______]%, minimum loan rates ranging from [_____]% per annum to [_____]% per annum and maximum loan rates ranging from [_____]% per annum to [_____]% per annum. As of the cut-off date, the weighted average gross margin was approximately [_____]%, the weighted average minimum loan rate was approximately [_____]% per annum [(exclusive of the adjustable rate mortgage loans that do not have a minimum loan rate)] and the weighted average maximum loan rate was approximately [_____]% per annum. The latest next rate adjustment date following the cut-off date on any adjustable rate mortgage loan occurs in [_______ 200_] and the weighted average next rate adjustment date for all of the adjustable rate mortgage loans following the cut-off date is [_______ 200_].

     The percentages set forth in the tables that follow are percentages of the adjustable rate mortgage loans as of the cut-off date. The information set forth in the table showing the initial adjustment rate caps relates solely to the initial rate adjustments. The information set forth in the table showing the subsequent periodic rate caps relates to all rate adjustments subsequent to initial rate adjustments.

     The adjustable rate mortgage loans are expected to have the following characteristics as of the cut-off date (the sum in any column may not equal the total indicated due to rounding):

               Loan Rates of the Adjustable Rate Mortgage Loans


                                                                                              % of Aggregate
                                                                                             Principal Balance
                                                                                            of Adjustable Rate
                                                                Principal Balance             Mortgage Loans
                                          Number                Outstanding as of            Outstanding as of
Loan Rate (%)                       of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %













                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================


           Maximum Loan Rates of the Adjustable Rate Mortgage Loans

                                                                                              % of Aggregate
                                                                                             Principal Balance
                                                                                            of Adjustable Rate
                                                                Principal Balance             Mortgage Loans
                                          Number                Outstanding as of            Outstanding as of
    Maximum Loan Rate (%)           of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %








                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================



           Minimum Loan Rates of the Adjustable Rate Mortgage Loans

                                                                                              % of Aggregate
                                                                                             Principal Balance
                                                                                            of Adjustable Rate
                                                                Principal Balance             Mortgage Loans
                                          Number                Outstanding as of            Outstanding as of
   Minimum Loan Rate (%)            of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %








                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================


              Gross Margins of the Adjustable Rate Mortgage Loans

                                                                                              % of Aggregate
                                                                                             Principal Balance
                                                                                            of Adjustable Rate
                                                                Principal Balance             Mortgage Loans
                                          Number                Outstanding as of            Outstanding as of
       Gross Margins (%)             of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                         %




























                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================


       Next Rate Adjustment Date for the Adjustable Rate Mortgage Loans

                                                                                              % of Aggregate
                                                                                             Principal Balance
                                                                                            of Adjustable Rate
                                                                Principal Balance             Mortgage Loans
           Next Rate                      Number                Outstanding as of            Outstanding as of
        Adjustment Date              of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %








































                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================



             Initial Fixed Term/Subsequent Adjustable Rate Term of
                      the Adjustable Rate Mortgage Loans

                                                                                              % of Aggregate
                                                                                             Principal Balance
                                                                                            of Adjustable Rate
                                                                Principal Balance             Mortgage Loans
 Initial Fixed Term/Subsequent            Number                Outstanding as of            Outstanding as of
    Adjustable Rate Term            of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %




                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================



      Initial Adjustment Rate Caps of the Adjustable Rate Mortgage Loans

                                                                                              % of Aggregate
                                                                                             Principal Balance
                                                                                            of Adjustable Rate
                                                                Principal Balance             Mortgage Loans
                                          Number                Outstanding as of            Outstanding as of
 Initial Periodic Rate Cap (%)      of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %




                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================

      Subsequent Periodic Rate Caps of the Adjustable Rate Mortgage Loans

                                                                                              % of Aggregate
                                                                                             Principal Balance
                                                                                            of Adjustable Rate
                                                                Principal Balance             Mortgage Loans
                                          Number                Outstanding as of            Outstanding as of
    Periodic Rate Cap (%)           of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------
                                                                $                                        %



                                    -------------------      ------------------------     -----------------------
     Total.....................                                 $                                  100.00%
                                    ===================      ========================     =======================

The Loan Index

     As of any adjustment date, the loan index used to calculate the loan rate on each adjustable rate mortgage loan will be [________________].

     In the event that the loan index becomes unavailable or otherwise unpublished, the master servicer will select a comparable alternative loan index over which it has no direct control and which is readily verifiable.

                            Underwriting Standards

     All of the mortgage loans have been [originated by, or purchased in the secondary market by], [__________] in the ordinary course of its business. The mortgage loans were purchased from [___________], representing [___]% of the pool principal balance as of the cut-off date. Each entity from which the seller purchased mortgage loans has represented and warranted that each of the mortgage loans that it sold was underwritten in accordance with standards utilized during the period of origination by it or by the applicable originator in originating mortgage loans generally comparable to the mortgage loans sold to the depositor. As described under "The Pooling and Servicing Agreement--Assignment of the Mortgage Loans" in this prospectus supplement, the seller, in its capacity as seller, will make certain representations and warranties to the trustee regarding the mortgage loans. In the event of a breach that materially and adversely affects the certificateholders, the seller will be obligated either to cure the breach or repurchase or replace each affected mortgage loan.

     [Underwriting standards are applied by or on behalf of a lender to evaluate a borrower's credit standing and repayment ability, and the value and adequacy of the related mortgaged property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expense, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy.]

     When the seller [originates or acquires] any mortgage loan, the borrower's credit report is reviewed. [Generally, each credit report provides a credit score for the borrower. The credit score is based upon the credit evaluation methodology developed by _________, a consulting firm specializing in creating evaluation predictive models through a high number of variables components. Borrower scores generated by [the scoring company] generally range from [__] to [__] and are available from three major credit bureaus: Experian (formerly TRW), Equifax and Trans Union. These scores estimate, on a relative basis, which loans are most likely to default in the future. Lower scores imply higher default risk relative to a higher score. [Scoring company] scores are empirically derived from historical credit bureau data and represent a numerical weighing of a borrower's credit characteristics over a two-year period. A [scoring company] score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history. Attributes are specific values of each characteristic. A scorecard or model is created with weights or points assigned to each attribute. An individual loan applicant's credit score is derived by adding together the attribute weights for the applicant. With respect to the mortgage loans to be included in the trust, [_____]% have credit scores for the borrowers with a weighted average [scoring company] score of [____].

                              The Master Servicer

     The information set forth in the following paragraphs has been provided by [_________________]. None of the depositor, the trustee, the underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of the information.

     The following table sets forth, for the servicing portfolio serviced by the master servicer as of [December 31, 1997, as of December 31, 1998 and as of December 31, 1999], certain information relating to the delinquency experience at the end of the indicated periods. The delinquency information includes loans in foreclosure in the master servicer's servicing portfolio but not loans that are subserviced by others. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it is one month past due on a contractual basis. The information contained in the monthly remittance reports which will be sent to investors will be compiled using the same methodology as that used to compile the information contained in the table below. The mortgage loans included under the heading "Loans in Foreclosure" in the table below are also included under the heading "Total Delinquent Loans".

                                                      As of                                             As of
                                                December 31, 1997                                 December 31, 1998
                                 ----------------------------------------------    ----------------------------------------------
                                  By No.                  Percent      Percent      By No.                  Percent      Percent
                                    of      By Dollar      By No.     By Dollar       of      By Dollar      By No.     By Dollar
                                  Loans       Amount      of Loans      Amount      Loans       Amount      of Loans      Amount
                                 -------    ---------     --------    ---------    -------    ---------     --------    ---------
Total Portfolio...............                             100.00%     100.00%                              100.00%      100.00%
Period of Delinquency:
   30-59 Days.................
   60-89 Days.................
   90 Days or more............
Total Delinquent Loans........
Loans in Foreclosure..........

(Table Continued)

                                                      As of
                                                December 31, 1999
                                 ----------------------------------------------
                                  By No.                  Percent      Percent
                                    of      By Dollar      By No.     By Dollar
                                  Loans       Amount      of Loans      Amount
                                 -------    ---------     --------    ---------

Total Portfolio...............                            100.00%      100.00%
Period of Delinquency:
   30-59 Days.................
   60-89 Days.................
   90 Days or more............
Total Delinquent Loans........
Loans in Foreclosure..........

     The following tables set forth, [December 31, 1997, as of December 31, 1998 and as of December 31, 1999], certain information relating to the foreclosure, REO and loan loss experience of mortgage loans included in the master servicer's servicing portfolio [(which portfolio does not include mortgage loans that are subserviced by others)] at the end of the indicated periods. For purposes of these tables, the heading "Foreclosed Loans" refers to the principal balance of mortgage loans secured by mortgaged properties, the title to which the master servicer has acquired and the heading "Foreclosure Ratio" refers to the aggregate principal balance or number of foreclosed loans divided by the aggregate principal balance, or number, as applicable, of mortgaged loans in the master servicer's portfolio at the end of the indicated period. The tables do not include information relating to mortgage loans in the master servicer's portfolio that are sub-serviced by others.

                                                           Real Estate Owned
                                                         (Dollars in Thousands)
                              -----------------------------------------------------------------------------
                                      As of                    As of                      As of
                                December 31, 1997        December 31, 1998          December 31, 1999
                              -----------------------------------------------------------------------------
                                By No.        By       By No.          By         By No.          By
                                  of        Dollar       of          Dollar         of          Dollar
                                 Loans      Amount      Loans        Amount        Loans        Amount
                              -----------------------------------------------------------------------------
Total Portfolio............
Foreclosed Loans...........
Foreclosure Ratio..........

                                                                   Loan Gain/(Loss) Experience
                                                                     (Dollars in Thousands)
                                            --------------------------------------------------------------------------
                                                      As of                    As of                     As of
                                                December 31, 1997        December 31, 1998         December 31, 1999
                                            -----------------------  -----------------------  ------------------------
Total Portfolio ........................
Net Gains/(Losses) .....................
Net Gains/(Losses) as a Percentage of
  Total Portfolio.......................

     In the immediately preceding table, the heading "Total Portfolio" refers to the principal balance of the mortgage loans outstanding on the last day of the applicable period, and the heading "Net Gains/(Losses)" refers to actual gains or losses incurred on liquidated properties and shortfall payoffs for each respective period. Gains or losses on liquidated properties are calculated at net sales proceeds less book value (exclusive of loan purchase premium or discount). Shortfall payoffs are calculated as the difference between principal payoff amount and unpaid principal at the time of payoff.

     It is unlikely that the delinquency experience of the mortgage loans comprising the mortgage pool will correspond to the delinquency experience of the master servicer's mortgage portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the master servicer's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans comprising the mortgage pool will depend on the results obtained over the life of the mortgage pool. There can be no assurance that the mortgage loans comprising the mortgage pool will perform consistent with the delinquency or foreclosure experience described in this prospectus supplement. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the master servicer. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage pool.

                      The Pooling and Servicing Agreement

     Set forth below is a description of the material provisions of the pooling and servicing agreement, which will govern the terms of the certificates but are not described in the prospectus. The description of the pooling and servicing agreement is subject to, and qualified in its entirety by reference to, the provisions of the pooling and servicing agreement. Where particular provisions or terms used in the pooling and servicing agreement are referred to, the provisions or terms are as specified in the pooling and servicing agreement

General

     The certificates will be issued pursuant to a pooling and servicing agreement, dated as of ____________ __, 2000_, among the depositor, the seller, the master servicer and the trustee. The trust fund created under the pooling and servicing agreement will consist of

     o all of the depositor's right, title and interest in the mortgage loans, the related mortgage notes, mortgages and other related documents,

     o all payments on or collections in respect of the mortgage loans due after the cut-off date, together with any proceeds of the mortgage loans,

     o any mortgaged properties acquired on behalf of certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received on the properties,

     o the rights of the trustee under all insurance policies required to be maintained pursuant to the pooling and servicing agreement, and

     o the rights of the depositor under the mortgage loan purchase agreement between the depositor and the seller.

     The offered certificates will be transferable and exchangeable at the corporate trust offices of the trustee.

Assignment of the Mortgage Loans

     On the closing date the depositor will transfer to the trust fund all of its right, title and interest in and to each mortgage loan included in the pool, the related mortgage notes, mortgages and other related documents, including all scheduled payments with respect to each mortgage loan due after the cut-off date. The trustee, concurrently with this transfer, will deliver the certificates to the depositor. Each mortgage loan transferred to the trust fund will be identified on the mortgage loan schedule delivered to the trustee pursuant to the pooling and servicing agreement. This mortgage loan schedule will include information such as the principal balance of each mortgage loan as of the cut-off date, its loan rate and other information.

     The pooling and servicing agreement will establish a specified period of time in which the seller must deliver to the trustee (or a custodian, as the trustee's agent for such purpose) the mortgage notes endorsed to the trustee on behalf of the Certificateholders and the related documents. In lieu of delivering an original mortgage, the seller may deliver a true and correct copy of any original that is not available, together with a lost note affidavit executed by the seller.

     Within [___] days of the closing date, the trustee will review the mortgage loans and the related documents pursuant to the pooling and servicing agreement. If any mortgage loan or related document is found to be defective in any material respect and the defect is not cured within [___] days following notification to the seller by the trustee, the seller will be obligated to either

     o substitute for the mortgage loan an eligible substitute mortgage loan, if the substitution occurs within two years of the closing date and the seller provides an opinion of counsel to the effect that the substitution will not [disqualify the trust fund as a REMIC or] result in a prohibited transaction tax under the Internal Revenue Code; or

     o purchase the mortgage loan at a purchase price equal to the outstanding principal balance of the loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the loan rate (net of the servicing fee rate and the trustee fee) through the end of the calendar month in which the purchase is effected, plus the amount of any unreimbursed advances and servicing advances made by the master servicer.

The purchase price will be deposited in the collection account on or prior to the next succeeding determination date after the purchase obligation arises.

     The obligation of the seller to repurchase or substitute for a defective mortgage loan is the sole remedy regarding any defects in the mortgage loans and related documents available to the trustee or the certificateholders.

     An eligible substitute mortgage loan is a mortgage loan substituted by the seller for a defective mortgage loan which, on the date of substitution

     o has an outstanding principal balance (or in the case of a substitution of more than one mortgage loan for a defective mortgage loan, an aggregate principal balance) not in excess of, and not more than 5% less than, the principal balance of the defective mortgage loan;

     o has a loan rate not less than the loan rate of the defective mortgage loan that has a fixed interest rate and not more than 1% in excess of the loan rate of the defective mortgage loan, or has a maximum loan rate and minimum loan rate not less than the respective rate for the defective mortgage loan that has an adjustable rate and has a gross margin equal to or greater than the gross margin of the defective mortgage loan;

     o    has the same due date as the defective mortgage loan;

     o has a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the defective mortgage loan;

     o complies with each representation and warranty as to the mortgage loans set forth in the pooling and servicing agreement (deemed to be made as of the date of substitution); and

     o satisfies certain other conditions specified in the pooling and servicing agreement.

     In connection with the substitution of an eligible substitute mortgage loan, the seller will be required to deposit in the collection account on or prior to the next succeeding determination date after such obligation arises a substitution adjustment amount equal to the excess of the principal balance of the related defective mortgage loan over the principal balance of the eligible substitute mortgage loan.

     The seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the trustee with respect to each mortgage loan (e.g., its principal balance and the loan rate). In addition, the seller will represent and warrant on the closing date that

     o at the time of transfer to the depositor, the seller has transferred or assigned all of its right, title and interest in each mortgage loan and the related documents, free of any lien; and

     o each mortgage loan complied, at the time of origination, in all material respects with applicable state and federal laws.

Upon discovery of a breach of any representation and warranty which materially and adversely affects the interests of the certificateholders in the mortgage loan and the related documents, the seller will have a period of [___] days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the [___]-day period, the seller will be obligated to

     o substitute an eligible substitute mortgage loan for the defective mortgage loan or

     o    purchase the defective mortgage loan from the trust fund.

The same procedure and limitations that are set forth above for the substitution or purchase of defective mortgage loans as a result of deficient documentation will apply to the substitution or purchase of a defective mortgage loan as a result of a breach of a representation or warranty in the pooling and servicing agreement that materially and adversely affects the interests of the certificateholders.

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

     Collection Account. The master servicer shall establish and maintain a collection account. Upon receipt by the master servicer of amounts in respect of the mortgage loans (excluding amounts representing the servicing fee, the trustee fee, reimbursement for advances and servicing advances and insurance proceeds to be applied to the restoration or repair of a mortgaged property or similar items), the master servicer will deposit those amounts in the collection account. Amounts deposited may be invested in eligible investments (as described in the pooling and servicing agreement) maturing no later than one business day prior to the date on which the amount on deposit therein is required to be deposited in the distribution account or on the distribution date if approved by the Rating Agencies.

     Distribution Account. The trustee will establish a distribution account. Amounts on deposit in the distribution account may be invested in eligible investments maturing on or before the business day prior to the related distribution date unless the eligible investments are one of its managed or advised by the trustee or one of its affiliates, in which case the eligible investments may mature on the related distribution date.

     Eligible Accounts. The collection account and the distribution account must be eligible accounts. An eligible account is one or more segregated accounts which

     o are maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of which holding company) are rated P-1 by Moody's and A-1 by Standard & Poor's (or comparable ratings if Moody's and Standard & Poor's are not the rating agencies named under "Ratings" in this prospectus supplement) at the time any amounts are held on deposit;

     o the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by the FDIC), or are otherwise secured such that, as evidenced by an opinion of counsel delivered to the trustee and to each Rating Agency, the certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against the eligible investments securing the funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

     o which are maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

     o which are otherwise acceptable to each rating agency named under "Ratings" without reduction or withdrawal of their then current ratings of the certificates as evidenced by a letter from that rating agency to the trustee.

Eligible investments are specified in the pooling and servicing agreement and are limited to investments which meet the criteria of the rating agencies named under "Ratings" from time to time as being consistent with their then current ratings of the certificates.

     An eligible account is one or more segregated accounts which

     o are maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of which holding company) are rated P-1 by Moody's and A-1 by Standard & Poor's (or comparable ratings if Moody's and Standard & Poor's are not the Rating Agencies) at the time any amounts are held on deposit;

     o the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by the FDIC), or are otherwise secured such that, as evidenced by an opinion of counsel delivered to the trustee and to each Rating Agency, the certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against the eligible investments securing the funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

     o which are maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

     o which are otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the certificates as evidenced by a letter from each Rating Agency to the trustee. Eligible investments are specified in the pooling and servicing agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the certificates.

Advances

     On or before each distribution date, the master servicer generally will be obligated to advance its own funds, or funds in the collection account not included in the calculation of Available Funds for that distribution date, in an amount equal to

     o the aggregate of all payments of principal and interest on the mortgage loans, other than balloon payments, that were due during the related due period and delinquent on the related determination date plus

     o assumed payments not covered by a current income on mortgaged properties that were acquired by foreclosure or deed in lieu of foreclosure plus

     o with respect to each balloon loan for which the required balloon payment was not made when due, an assumed monthly payment that would have been due on the related due date based on its original amortization schedule.

     Advances are required to be made only to the extent they are deemed by the master servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. The master servicer will not be required to make any advances with respect to reductions in the amount of the monthly payments on the mortgage loans due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Relief Act of 1940.

     All advances will be reimbursable to the master servicer from late collections, insurance proceeds and liquidation proceeds from the mortgage loan as to which the unreimbursed advance was made. In addition, any advances previously made in respect of any mortgage loan that are deemed by the master servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the master servicer out of any funds in the collection account prior to the distributions on the certificates. In the event the master servicer fails in its obligation to make any advance, the trustee, in its capacity as successor master servicer, will be obligated to make the advance, to the extent required in the pooling and servicing agreement.

     In the course of performing its servicing obligations, the master servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of

     o the preservation, restoration and protection of the mortgaged properties,

     o    any enforcement or judicial proceedings, including foreclosures, and

     o the management and liquidation of mortgaged properties acquired in satisfaction of the related mortgage.

These expenditures are referred to as servicing advances.

     The master servicer's right to reimbursement for servicing advances is limited to late collections on the related mortgage loan, including liquidation proceeds, released mortgaged property proceeds, insurance proceeds and such other amounts as may be collected by the master servicer from the related mortgagor or otherwise relating to the mortgage loan in respect of which such unreimbursed amounts are owed, unless these amounts are deemed to be nonrecoverable by the master servicer. In that event, the master servicer will be reimbursed from general funds in the collection account.

The Trustee

     [__________], a [________], will be named trustee pursuant to the pooling and servicing agreement. The trustee will initially serve as custodian of the mortgage loans.

     The principal compensation to be paid to the trustee in respect of its obligations under the pooling and servicing agreement will be a trustee fee equal to [____________]. The pooling and servicing agreement will provide that the trustee and any director, officer, employee or agent of the trustee will be indemnified by the trust fund and will be held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the trustee's performance in accordance with the provisions of the pooling and servicing agreement) incurred by the trustee arising out of or in connection with the acceptance or administration of its obligations and duties under the pooling and servicing agreement. However, if the loss, liability or expense

     o constitutes a specific liability of the trustee under the pooling and servicing agreement or

     o is incurred by reason of willful misfeasance, bad faith or negligence in the performance of the trustee's duties under the pooling and servicing agreement or as a result of a breach, or by reason of reckless disregard, of the trustee's obligations and duties under the pooling and servicing agreement, the trust fund will not provide indemnification.

Servicing and Other Compensation and Payment of Expenses

     The master servicer will be paid a servicing fee at a rate of up to [___]% per annum on the principal balance of each mortgage loan as its principal compensation for servicing the mortgage loans. The excess servicing fee represents the difference, if any, between the servicing fee rate for any mortgage loan and [____]% per annum, and will be [retained by the seller]. As additional servicing compensation, the master servicer is entitled to retain all service-related fees (other than prepayment penalties), including assumption fees, modification fees, extension fees and late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the collection account and any escrow accounts. [The master servicer is obligated to offset any prepayment interest shortfall on any distribution date by making compensating interest payments) by an amount not in excess of its servicing fee for such distribution date.] The master servicer is obligated to pay certain insurance premiums and certain ongoing expenses associated with the mortgage pool and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and is entitled to reimbursement therefor as provided in the pooling and servicing agreement.

     The determination date with respect to any distribution date will be the [__]th day of the calendar month in which the distribution date occurs or, if the [___]th day is not a business day, the business day immediately following the [___]th day. [With respect to any determination date and each mortgage loan as to which a principal prepayment in full or in part was applied during the related due period, the prepayment interest shortfall represents the amount equal to interest at the applicable loan rate (net of the servicing fee) on such principal prepayment for the period commencing on the date on which the principal prepayment is applied and ending on the last day of the related due period.]

Voting Rights

     With respect to any date of determination, the percentage of all the voting rights allocated among holders of the offered certificates shall be the fraction, expressed as a percentage, the numerator of which is the aggregate principal balance of all the certificates of that class then outstanding and the denominator of which is the aggregate principal balance of all the certificates then outstanding. The voting rights allocated to each class of offered certificates shall be allocated among all holders of that class in proportion to the outstanding principal balance of those certificates.

Amendment

     The pooling and servicing agreement may be amended by the seller, the depositor, the master servicer and the trustee, without the consent of the holders of the certificates, for any of the purposes set forth under "The Pooling and Servicing Agreement--Amendment" in the prospectus. In addition, the pooling and servicing agreement may be amended by the seller, the depositor, the master servicer and the trustee and the holders of a majority in interest of any affected class of offered certificates for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the pooling and servicing agreement or of modifying in any manner the rights of the holders of offered certificates. However, no amendment may

     o reduce in any manner the amount of, or delay the timing of, distributions required to be made on any offered certificate without the consent of the holder of the affected certificate;

     o adversely affect in any material respect the interests of the holders of any class of the offered certificates in a manner other than as described in the prior bullet, without the consent of the holders of offered certificates of that class evidencing percentage interests aggregating at least 66%; or

     o reduce the affected percentage of the aggregate outstanding principal amounts of offered certificates, the holders of which are required to consent to any amendment, without the consent of the holders of all the affected certificates.

Termination

     The holder of the majority interest in the Residual Certificate (or if the holder does not exercise its option, the master servicer) will have the right to repurchase all remaining mortgage loans and REO properties and thus effect the early retirement of the certificates, on any distribution date when the aggregate principal balance of the mortgage loans and any real estate owned by the trust is less than or equal to 10% of the pool principal balance as of the cut-off date. In the event that the option is exercised, the repurchase will be made at a price equal to par plus accrued interest at the related loan rate for each mortgage loan to but not including the first day of the month in which the repurchase price is distributed, plus the amount of any unreimbursed advances and servicing advances made by the master servicer. Proceeds from the repurchase will be included in Available Funds and will be distributed to the holders of the certificates in accordance with the pooling and servicing agreement.

[Optional Purchase of Defaulted Loans

     As to any Mortgage loan which is delinquent in payment by [__] days or more, the master servicer may, at its option, purchase that loan from the trust fund at its purchase price.]

Events of Default

     Among other things the following will be deemed "events of default" under the pooling and servicing agreement:

     o any failure by the master servicer to deposit in the collection account or distribution account the required amounts or remit to the trustee any payment which continues unremedied for one business day following written notice to the master servicer;

     o any failure of the master servicer to make any advance or to cover any prepayment interest shortfalls, to the extent described in this prospectus supplement, which failure continues unremedied for one Business Day;

     o any failure by the master servicer to observe or perform in any material respect any other of its covenants or agreements in the pooling and servicing agreement, which continues unremedied for 30 days after the first date on which the master servicer has knowledge of such failure or written notice of such failure is given to the master servicer;

     o insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations or

     o cumulative Realized Losses as of any distribution date exceed the amount specified in the pooling and servicing agreement.

Rights upon Event of Default

     So long as an event of default under the pooling and servicing agreement remains unremedied, the trustee acting at the direction of the holders of offered certificates evidencing not less than 51% of the voting rights, may terminate all of the master servicer's rights and obligations in its capacity as servicer with respect to the mortgage loans, as provided in the pooling and servicing agreement. At that time the trustee will succeed to all of the responsibilities and duties of the master servicer under the pooling and servicing agreement, including the obligation to make advances. No assurance can be given that termination of the rights and obligations of the master servicer under the pooling and servicing agreement would not adversely affect the servicing of the mortgage loans, including the delinquency experience of the loans.

     No holder of an offered certificate, solely by virtue of the holder's status as a holder of an offered certificate, will have any right under the pooling and servicing agreement to institute any proceeding, unless the holder previously has given to the trustee written notice of default and unless the holders of offered certificates having not less than 51% of the voting rights evidenced by the offered certificates agree to instate the proceeding and have offered reasonable indemnity to the trustee.

                        Description of the Certificates

General

     The offered certificates will be issued pursuant to the pooling and servicing agreement. Set forth below is a description of the material terms and provisions pursuant to which the offered certificates will be issued. The following description is subject to, and are qualified in their entirety by reference to, the actual provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the provisions or terms are as specified in the pooling and servicing agreement.

     [Trust] will issue
      -----

     o    senior certificates consisting of the Class A Certificates,

     o    mezzanine certificates consisting of the Class M Certificates,

     o    subordinate certificates consisting of the Class B Certificates, and

     o    residual certificates consisting of the Class R Certificate.

The residual certificates are not offered hereby. Only the senior certificates, the mezzanine certificates and the subordinate certificates, which collectively constitute the offered certificates, are offered by this prospectus supplement.

     The Class A, the Class M and the Class B Certificates will have the respective aggregate original principal balances specified on the cover of this prospectus supplement. The aggregate of the original principal balances of the offered certificates is approximately $[_____________].

     The Class R Certificates will have an original principal balance of $[___] and will [not] bear interest.

     The offered certificates will be issued in book-entry form as described below. The offered certificates will be issued in minimum dollar denominations of $[______] and integral multiples of $[_______] above that amount (except that one certificate of each class may be issued in a denomination which is not an integral multiple). The assumed final maturity date for each Class of offered certificates is the distribution date occurring in [___________ 20__].

     On each distribution date, the trustee will make monthly distributions on the offered certificates to the persons in whose names the certificates are registered at the close of business on the related record date which is the business day immediately preceding that distribution date.

Book-Entry Certificates

     The offered certificates will be book-entry certificates. Persons and entities that acquire beneficial ownership in the offered certificates will be deemed "certificate owners" and will hold their offered certificates through DTC [in the United States, or Clearsteam Bank, societe anonyme, or Euroclear (in Europe)] if they are participants in [that] [those] system[s], or indirectly through organizations which are participants in [that] [those] system[s]. The book-entry certificates will be issued in the form of one or more certificates which equal the aggregate principal balance of the offered certificates and will initially be registered in the name of Cede & Co., as nominee of DTC. [Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, and The Chase Manhattan Bank will act as depositary for Euroclear. Investors may hold such beneficial interests in the book-entry certificates in minimum denominations of $50,000. Except as described below, no beneficial owner of a book-entry certificate will be entitled to receive a definitive (i.e., physical) certificate. Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the offered certificates will be Cede, as nominee of DTC. Beneficial owners of certificates will not be "Certificateholders" as that term is used in the pooling and servicing agreement. Beneficial owners of certificates are only permitted to exercise their rights indirectly through DTC participants.

     A beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of the book-entry certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC if the beneficial owner's financial intermediary is not a DTC participant [and on the records of Clearstream or Euroclear, as appropriate]).

     Beneficial owners will receive all distributions of principal of and interest on the offered certificates from the trustee through DTC and DTC participants. While the offered certificates are outstanding (except under the circumstances described below), DTC rules (consisting of the rules, regulations and procedures creating and affecting DTC and its operations) require that DTC

     o make book-entry transfers among participants on whose behalf it acts with respect to the offered certificates and

     o receive and transmit distributions of principal of, and interest on, the offered certificates.

Participants and indirect participants with which beneficial owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective certificate owners. Accordingly, although beneficial owners of certificates will not possess physical certificates representing their respective interests in the offered certificates, DTC rules provide a mechanism by which certificate owners will receive distributions and will be able to transfer their interests.

     Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until definitive certificates are issued, certificateholders which are not DTC participants may transfer ownership of offered certificates only through participants and indirect participants by instructing participants and indirect participants to transfer offered certificates, by book-entry transfer, through DTC for the account of the purchasers of the offered certificates, which account is maintained with their respective participants. Under DTC rules and in accordance with DTC's normal procedures, transfers of ownership of offered certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing certificateholders.

     [Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the certificates, see "Material Federal Income Tax Consequences--REMIC Certificates --Regular Certificates--Non-U.S. Persons" and "--Information Reporting and Backup Withholding" in the prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I to this prospectus supplement.]

     Transfers between DTC participants will occur in accordance with DTC rules. [Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.]

     [Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary. However, these cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European depositaries.]

     DTC is a New York-chartered limited purpose trust company, and performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of book-entry certificates will be subject to DTC rules as in effect from time to time.

     [Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited liability company under Luxembourg law. Clearstream is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Clearstream's stock.]

     [Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Institut Monetaire Luxembourgeois (i.e., the Luxembourg Monetary Authority), which supervises Luxembourg banks.]

     [Clearstream holds securities for Clearstream participants and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Clearstream provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream also deals with domestic securities markets in several countries through established depository and custodial relationships. Clearstream has established an electronic bridge with Morgan Guaranty Trust as the Euroclear operator in Brussels to facilitate settlement of trades between systems. Clearstream currently accepts over 70,000 securities issues on its books.]

     [Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's United States customers are limited to securities brokers and dealers and banks. Currently, Clearstream has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream is available to other institutions which clear through or maintain a custodial relationship with an account holder of Clearstream.]

     [Euroclear was created in 1968 to hold securities for Euroclear participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgian office of Morgan Guaranty Trust Company of New York, under contract with Euroclear Clearance Systems, S.C., a Belgian cooperative corporation, which establishes policy for Euroclear on behalf of the Euroclear participants. All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not with Euroclear Clearance Systems. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.]

     [The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.]

     [Securities clearance accounts and cash accounts with the Euroclear operator are governed by the terms and conditions Governing Use of Euroclear and the related operating procedures of the Euroclear System and applicable Belgian law govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.]

     Distributions on the book-entry certificates will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting these payment amounts to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing the payments to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. In turn, each financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

     Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede. [Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences--REMIC Certificates--Regular Certificates--Non-U.S. Persons" and "--Information Reporting and Backup Withholding" in the prospectus.] Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in DTC, or otherwise take actions in respect of book-entry certificates, may be limited due to the lack of physical certificates. In addition, issuance of certificates in book-entry form may reduce the liquidity of the certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the Financial Intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

     DTC has advised the trustee that, unless and until definitive certificates are issued, DTC will take any action permitted to be taken by the holders of the book-entry certificates under the pooling and servicing agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry certificates are credited, to the extent that such actions are taken on behalf of financial intermediaries whose holdings include book-entry certificates. [Clearstream or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the pooling and servicing agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect such actions on its behalf through DTC.] DTC may take actions, at the direction of the related participants, with respect to some offered certificates which conflict with actions taken with respect to other offered certificates.

     Definitive certificates will be issued to beneficial owners of the book-entry certificates, or their nominees, rather than to DTC, only if

     o DTC or [______________] advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry certificates and [________________] or the trustee is unable to locate a qualified successor,

     o [_________________], at its sole option, with the consent of the trustee, elects to terminate a book-entry system through DTC or

     o after the occurrence of an event of default, beneficial owners having percentage interests aggregating not less than 51% of the book-entry certificates advise the trustee and DTC through the financial intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or any successor) is no longer in the best interests of beneficial owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of the event and the availability through DTC of definitive certificates. Upon surrender by DTC of the global certificate or certificates representing the book-entry certificates and instructions for re-registration, the trustee will issue definitive certificates, and thereafter the trustee will recognize the holders of such definitive certificates as "Certificateholders" under the pooling and servicing agreement.

     Although DTC [, Clearstream and Euroclear] have agreed to the foregoing procedures in order to facilitate transfers of offered certificates among participants of DTC, [Clearstream and Euroclear,] they are under no obligation to perform or continue to perform those procedures, which may be discontinued at any time.

     None of [_________], the master servicer or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests.

Priority of Distributions Among Certificates

     As more fully described in this prospectus supplement, distributions on the certificates will be made on each distribution date from Available Funds and will be made to the classes of certificates (subject to the prior payment of principal distributions to the Class R Certificates on the first distribution date) in the following order of priority:

     first, to interest on each Class of offered certificates in the priority and subject to the limitations described under "--Allocations of Available Funds" below;

     second, to current principal of the classes of certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth herein under "--Allocation of Available Funds";

     third, to principal of the classes of certificates then entitled to receive distributions of principal in order to maintain the Overcollateralization Target Amount;

     fourth, to unpaid interest and the Loss Reimbursement Entitlement in the order and subject to the priorities described under "--Allocation of Available Funds";

     fifth, to the Class OC Certificates for deposit into the excess reserve fund account first to cover any Basis Risk Shortfall Amount and then to cover any Required Reserve Amount, and then to be released to the Class OC Certificates, in each case subject to certain limitations set forth herein under "--Allocation of Available Funds"; and

     sixth,    any remaining amounts to the holders of the Class R
               Certificates.

Allocation of Available Funds

     Distributions to holders of each class of offered certificates will be made on each distribution date from Available Funds.

     On each distribution date, the trustee will withdraw from the distribution account all Available Funds then on deposit and will distribute the Available Funds in the following order of priority (provided that on the first distribution date the trustee will first distribute all principal due to the Class R Certificates):

     (i) on account of interest to the holders of each class of offered certificates in the following order of priority:

          (a) to the Class A Certificates, the Interest Distributable Amount for that class for that distribution date; and

          (b) sequentially, to the Class M and Class B Certificates, in that order, the related Monthly Interest Distributable Amount for that distribution date;

     (ii) from the Principal Distribution Amount (giving effect first to the component of the Principal Distribution Amount equal to the Basic Principal Distribution Amount and then to the component of the Principal Distribution Amount equal to the Extra Principal Distribution Amount pursuant to clause
(iii)(a) below):

          (a) on each distribution date (1) before the Stepdown Date or (2) with respect to which a Trigger Event is in effect, sequentially, to the holders of the Class A, Class M and Class B Certificates, in that order, the respective Class Principal Distribution Amount; or

          (b)  on each distribution date (1) on or after the Stepdown Date and
               (2) as long as a Trigger Event is not in effect, to the holders of the class or classes of offered certificates then entitled to distribution of principal, in an amount equal to, in the aggregate, the Principal Distribution Amount in the following amounts and order of priority:

                    (1) the lesser of (x) the Principal Distribution Amount
               and (y) the Class A Principal Distribution Amount, to the Class A Certificateholders, until the aggregate principal balance of the Class A Certificates is reduced to zero;

                    (2) the lesser of (x) the excess of (i) the Principal
               Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause (ii)(b)(1) above and (y) the Class M Principal Distribution Amount, to the Class M Certificateholders, until the aggregate principal balance of the Class M Certificates is reduced to zero;

                    (3) the lesser of (x) the excess of (i) the Principal
               Distribution Amount over (ii) the sum of the amounts distributed to the Class A Certificateholders in clause
               (ii)(b)(1) above and the amount distributed to the Class M Certificateholders in clause (ii)(b)(2) above and (y) the Class B Principal Distribution Amount, to the Class B Certificateholders, until the aggregate principal balance of the Class B Certificates is reduced to zero;

     (iii) any amounts remaining after the distributions in clauses (i) through (ii) above shall be distributed in the following order of priority:

          (a) to fund the Extra Principal Distribution Amount for that distribution date to be paid as a component of the Principal Distribution Amount in the same order of priority described in clause (ii) above;

          (b) to the Class M Certificateholders, the related Unpaid Interest Shortfall Amount for that distribution date and then the related Loss Reimbursement Entitlement, if any, for that distribution date;

          (c) to the Class B Certificateholders, the related Unpaid Interest Shortfall Amount for that distribution date and then the related Loss Reimbursement Entitlement, if any, for that distribution date; and

          (d) to the holders of the Class OC Certificates for deposit into the Excess Reserve Fund Account first to cover any Basis Risk Shortfall Amount and then to cover any Required Reserve Amount, and then to be released to the holders of the Class OC Certificates, the amounts, if any, as described in the pooling and servicing agreement; and

     (iv) to the holders of the Class R Certificates, the remaining amount.

     On each distribution date, all amounts representing prepayment penalties received during the related due period will be distributed to the holders of the Class OC Certificates.

                                                              Percentage of
                                                            the Pool Principal
                                                            Balance as of the
     Distribution Date                                         Cut-off Date
     -----------------                                      ------------------




Pass-Through Rates

     The pass-through rate for the Class A, the Class M and the Class B Certificates for a particular distribution date is a per annum rate equal to [the lesser of (a) the sum of (i) One-Month LIBOR on the related LIBOR determination date and (ii) the related pass-through margin and (b) the Available Funds Cap]. The pass-through margins for the Class A, the Class M-1 and Class B Certificates will be equal to [___]% ([__] basis points), [___]% ([__] basis points) and [___]% ([___] basis points), respectively, until the first distribution date following the Call Option Date, and [____]% ([___] basis points), [___]% ([___] basis points) and [___]% ([___] basis points), respectively, on and after that distribution date].

     [Any Basis Risk Shortfall Amount on any class of offered certificates will be paid on future distribution dates from and to the extent of funds available for that purpose in the excess reserve fund account. The ratings on the offered certificates do not address the likelihood of the payment of any Basis Risk Shortfall Amount.]

Calculation of [One-Month LIBOR]

     [On each LIBOR determination date, which is the second LIBOR business day preceding the commencement of each Accrual Period following the initial Accrual Period, the trustee (except for the first Accrual Period) will determine one-month LIBOR (i.e., the London interbank offered rate for one-month United States dollar deposits), for that Accrual Period for the offered certificates on the basis of the offered rates of the reference banks for one-month United States dollar deposits, as those rates appear on the display page, currently designated on the Dow Jones Telerate Service as Telerate Page 3750, as of 11:00 a.m. (London time) on that LIBOR determination date. The reference banks to be used are leading banks selected by the trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on Telerate Page 3750 on the LIBOR determination date in question, (iii) which have been designated as such by the trustee and (iv) not controlling, controlled by or under common control with, the depositor, the master servicer or any successor master servicer. If Telerate Page 3750 is no longer available, the page that replaces it on the Dow Jones Telerate Service for displaying comparable rates will be used.

     On each LIBOR determination date, one-month LIBOR for the related Accrual Period for the offered certificates will be established by the trustee as follows:

         (a) If on that LIBOR determination date two or more reference banks provide offered quotations, one-month LIBOR for the related Accrual Period will be the arithmetic mean of those offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

         (b) If on that LIBOR determination date fewer than two reference banks provide offered quotations, one-month LIBOR for the related Accrual Period will be the higher of (x) one-month LIBOR as determined on the previous LIBOR determination date and (y) a reserve interest rate equal to the rate per annum that the trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month United States dollar lending rates which New York City banks selected by the trustee are quoting on the relevant LIBOR determination date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the trustee are quoting on such LIBOR determination date to leading European banks.

     The establishment of one-month LIBOR on each LIBOR determination date by the trustee and the trustee's calculation of the rate of interest applicable to the offered certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.]

Application of Allocable Loss Amounts

     Following any reduction of the Overcollateralized Amount to zero, any Allocable Loss Amounts will be applied, sequentially, in reduction of the aggregate principal balances of the Class B Certificates and the Class M Certificates, in that order, until their respective aggregate principal balances have been reduced to zero. The aggregate principal balance of the Class A Certificates will not be reduced by any application of Allocable Loss Amounts. However, if the subordinate and mezzanine certificates are reduced to zero, such losses may ultimately reduce the amount of principal ultimately paid to the holders of the Class A Certificates. The reduction of the aggregate principal balance of any applicable class of offered certificates by the application of Allocable Loss Amounts entitles that class to reimbursement in an amount equal to the Loss Reimbursement Entitlement. Each affected class of offered certificates will be entitled to receive its Loss Reimbursement Entitlement, or any portion thereof, in accordance with the payment priorities specified in this prospectus supplement. Payment in respect of Loss Reimbursement Entitlements will not reduce the aggregate principal balance of the related class or classes.

[Excess Reserve Fund Account

     The pooling and servicing agreement establishes the excess reserve fund account, which is held in trust, as part of the trust fund, by the trustee on behalf of the offered certificateholders. The excess reserve fund account will not be an asset of any REMIC. Certificateholders of each class of offered certificates in the order of their priority of payment will be entitled to receive payments from the excess reserve fund account to the extent of amounts on deposit in an amount equal to any Basis Risk Shortfall Amount for that class of certificates. On the closing date, $[_____] will be deposited into the excess reserve fund account. Thereafter, if the Available Funds Cap does not exceed one-month LIBOR by at least [___]%, the required amount to be held in the excess reserve fund account on any subsequent distribution date will equal the greater of (i) [___]% of the outstanding aggregate principal balance of the offered certificates as of such distribution date and (ii) $[_____] and will be funded from amounts otherwise to be paid to the Class OC Certificates. If the Available Funds Cap does exceed one-month LIBOR by [___]% or more, the required amount will be $[_____]. Any distribution by the trustee from amounts in the excess reserve fund account shall be made on the applicable distribution date.

     Amounts on deposit in the excess reserve fund account in excess of $[_____] will be released and distributed to the holders of the Class OC Certificates on any distribution date on which the Available Funds Cap exceeds one-month LIBOR by [____]% or more.]

Reports to Certificateholders

     On each distribution date, the trustee will forward to each holder of a certificate and each rating agency named under "Ratings" in this prospectus supplement a statement generally setting forth:

          (i) the amount of the distributions, separately identified, with respect to each class of the offered certificates;

          (ii) the amount of the distributions set forth in clause (i) allocable to principal, separately identifying the aggregate amount of any principal prepayments or other unscheduled recoveries of principal included therein;

          (iii) the amount of the distributions set forth in clause (i) allocable to interest and now it was calculated;

          (iv) the amount of any Unpaid Interest Shortfall Amount with respect to each class of certificates, separately identified;

          (v) the Overcollateralization Target Amount and Overcollateralized Amount as of that distribution date;

          (vi) the aggregate principal balance of each class of offered certificates after giving effect to the distribution of principal on that distribution date;

          (vii) the pool principal balance at the end of the related due period;

          (viii) the amount of the servicing fee paid to or retained by the master servicer;

          (ix) the amount of the trustee fee paid to the trustee;

          (x) the amount of advances for the related due period;

          (xi) the number and aggregate principal balance of mortgage loans that were (A) delinquent (exclusive of mortgage loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that distribution date;

          (xii) with respect to any mortgage loan that became an REO property during the preceding calendar month, the loan number, the principal balance of that loan as of the close of business on the last day of the related due period and the date the loan became an REO property;

          (xiii) the total number and principal balance of any REO properties as of the close of business on the last day of the preceding due period;

          (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month;

          (xv) the cumulative amount of Realized Losses;

          (xvi) any Overcollateralization Deficiency Amount after giving effect to the distribution of principal on such distribution date;

          (xvii) the Allocable Loss Amounts, if any, allocated to the mezzanine and subordinate certificates and the Loss Reimbursement Entitlement owing to the mezzanine and subordinate certificates outstanding after giving effect to distributions on such distribution date;

          (xviii) whether a Trigger Event or Overcollateralization Stepdown Trigger Event has occurred and is continuing;

          (xix) the amount of the Extra Principal Distribution Amount;

          (xx) the pass-through rate for the Class A, the Class M and Class B Certificates for that distribution date; and

          (xxi) the amount on deposit in the excess reserve fund account on that distribution date and the Basis Risk Shortfall Amount owing to each class of offered certificates after giving effect to distributions thereof on that distribution date.

     In addition, within a reasonable period of time after the end of each calendar year, the trustee will prepare and deliver to each holder of a certificate of record during the previous calendar year a statement containing information necessary to enable holders of the Certificates to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

                 Yield, Prepayment and Maturity Considerations

     The yield to maturity of the offered certificates, and in particular the subordinate certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of an offered certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Certificateholders of the offered certificates may not receive reimbursement for Realized Losses in the month following the occurrence of those losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

     The rate of principal payments on the offered certificates, the aggregate amount of distributions on the offered certificates and the yields to maturity of the offered certificates will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by the seller or master servicer). [Because certain of the mortgage loans contain prepayment penalties, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have prepayment penalties.] The mortgage loans are subject to the "due-on-sale" provisions included therein. See "The Mortgage Pool" in this prospectus supplement.

     Prepayments, liquidations and purchases of the mortgage loans (including any optional purchase) will result in distributions on the offered certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of offered certificates may vary from the anticipated yield will depend upon the degree to which the offered certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any offered certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any offered certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

     The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in borrowers' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the loan rates on the fixed rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the loan rates on those mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such mortgage loans would generally be expected to decrease. As is the case with the fixed rate mortgage loans, the adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, borrowers with adjustable rate mortgage loans may be inclined to refinance their loans with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable periodic rate cap and maximum rate also may affect the likelihood of prepayments resulting from refinancings of adjustable rate mortgage loans. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments. In addition, the delinquency and loss experience of the adjustable rate mortgage loans may differ from that on the fixed rate mortgage loans because the amount of the monthly payments on the adjustable rate mortgage loans are subject to adjustment on each payment adjustment date. [In addition, many of the adjustable rate mortgage loans will not have their initial rate adjustment date for [__________] after origination. The prepayment experience of the delayed first adjustment mortgage loans may differ from that of the other adjustable rate mortgage loans. The delayed first adjustment mortgage loans may be subject to greater rates of prepayments as they approach their initial rate adjustment dates even if market interest rates are only slightly higher or lower than the loan rates on the delayed first adjustment mortgage loans as borrowers seek to avoid changes in their monthly payments.]

Overcollateralization Provisions

     The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the offered certificates and consequently the yields to maturity of the certificates. Unless and until the Overcollateralized Amount equals the Overcollateralization Target Amount, the general excess available spread will be applied as distributions of principal of the class or classes of certificates then entitled to distributions of principal, thereby reducing their weighted average lives. The actual Overcollateralized Amount may change from distribution date to distribution date producing uneven distributions of the general excess available spread. There can be no assurance as to when or whether the Overcollateralized Amount will equal the Overcollateralization Target Amount.

     The general excess available spread generally is equal to the excess of interest collected or advanced on the mortgage loans over the sum of required interest on the offered certificates plus the trustee fee, the servicing fee rate and, if applicable, the excess servicing fee. Mortgage loans with higher loan rates will contribute more interest to the general excess available spread. Mortgage loans with higher loan rates may prepay faster than mortgage loans with relatively lower loan rates in response to a given change in market interest rates. Any such disproportionate prepayments of mortgage loans with higher loan rates may adversely affect the amount of the general excess available spread available to make accelerated payments of principal of the offered certificates.

     As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the offered certificates may vary significantly over time and from class to class.

[Additional Information

     The depositor has filed certain yield tables and other computational materials with respect to certain classes of the offered certificates with the SEC in a report on Form 8-K and may file certain additional yield tables and other computational materials with respect to one or more classes of offered certificates. Those tables and materials were prepared by the underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, those prospective investors. Those tables and assumptions may be based on assumptions that differ from the structuring assumptions described below under "--Weighted Average Lives" and accordingly may not be relevant to or appropriate for investors other than those specifically requesting them.]

Weighted Average Lives

     The timing of changes in the rate of principal prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal prepayments is consistent with such investor's expectation. In general, the earlier a principal prepayment on the mortgage loans occurs, the greater the effect of the principal prepayment on an investor's yield to maturity. The effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the offered certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal prepayments.

     The projected weighted average life of any class of offered certificates is the average amount of time that will elapse from the that closing date until each dollar of principal is scheduled to be repaid to the investors in that class of offered certificates. Because it is expected that there will be prepayments and defaults on the mortgage loans, the actual weighted average lives of the classes of offered certificates are expected to vary substantially from the weighted average remaining terms to stated maturity of the mortgage pool as set forth under "The Mortgage Pool--Mortgage Loan Statistics" in this prospectus supplement.

     The Assumed Final Maturity Date for each class of offered certificates is set forth under "Description of the Certificates--General" in this prospectus supplement. The weighted average life of each class of offered certificates is likely to be shorter than would be the case if payments actually made on the mortgage loans conformed to the foregoing assumptions, and the final distribution date with respect to the offered certificates could occur significantly earlier than the related Assumed Final Maturity Date because

     o    prepayments are likely to occur,

     o excess cashflow, if any, will be applied as principal of the offered certificates as described in this prospectus supplement,

     o the Overcollateralization Target Amount is as defined in this prospectus supplement and

     o the majority residual interestholder or the master servicer may cause a termination of the trust fund.

     The prepayment assumption model used in this prospectus supplement represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. The prepayment assumption model does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans included in the trust.

     Each of the prepayment scenarios in the table on page S-[ _____ ] assumes the respective percentages of the applicable prepayment assumption model described.

     The tables on pages S-[   ] through S-[   ] were prepared on the
basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in those assumptions and the characteristics of the actual mortgage loans in the trust fund. Any such discrepancy may have an effect upon the percentages of original principal balances outstanding and weighted average lives of the offered certificates set forth in the tables on pages S-[ _____ ] through S-[ _____ ]. In addition, since the actual mortgage loans in the trust fund will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the offered certificates may be made earlier or later than indicated in the tables.

     The percentages and weighted average lives in the tables on pages S-[   ]
through S-[   ] were determined on the basis of the following structuring assumptions:

                       [list of structuring assumptions]

     Nothing contained in the foregoing assumptions should be construed as a representation that the mortgage loans in the trust fund will not experience delinquencies or losses.

     Based on the foregoing assumptions, the following tables indicate the projected weighted average lives of each class of offered certificates, and set forth the percentages of the original principal balance of each class that would be outstanding after each of the dates shown, at various prepayment scenarios.

                             [TABULAR INFORMATION]

                                Use of Proceeds

     The depositor will apply the net proceeds of the sale of the offered certificates against the purchase price of the mortgage loans transferred to the trust fund.

                   Material Federal Income Tax Consequences

     The pooling and servicing agreement provides that the trust fund[, exclusive of the assets held in the excess reserve fund account, ]will comprise [several subsidiary REMICs and] a [Master] REMIC organized in a [tiered] "real estate mortgage investment conduit" (REMIC) structure. [Each subsidiary REMIC will issue uncertificated regular interests and those interests will be held entirely by the REMIC immediately above it in the tiered structure. Each of the subsidiary REMICs and] the [master] REMIC will designate a single class of interests as the residual interest in that REMIC. Election[s] will be made to treat [each subsidiary REMIC and] the [master] REMIC as a REMIC for federal income tax purposes.

     Assuming compliance with the pooling and servicing agreement, in the opinion of Brown & Wood LLP

     o each subsidiary REMIC and] the [master] REMIC created pursuant to the pooling and servicing agreement will be characterized as a REMIC within the meaning of section 860D of the Internal Revenue Code of 1986, as amended;

     o the Class R Certificates will represent beneficial ownership of the residual interests in [each of] the REMIC[s];

     o each class of offered certificates will represent beneficial ownership of regular interests issued by the [master] REMIC; and

     o the excess reserve fund account is an "outside reserve fund" that is beneficially owned by the certificateholders of the Class [__] Certificates].

[In addition, each of the offered certificates will represent a beneficial interest in the right to receive payments from the excess reserve fund account.]

Taxation of Regular Interests

     A certificateholder of a class of offered certificates will be treated for federal income tax purposes as owning a regular interest in the [master] REMIC.

     Upon the sale, exchange, or other disposition of an offered certificate, assuming that an offered certificate is held as a "capital asset" within the meaning of section 1221 of the Code, gain or loss on the disposition of an offered certificate should, subject to the limitation described below, be capital gain or loss. However, gain attributable to an offered certificate will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the certificateholder's gross income with respect to the regular interest component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in section 1274(d) of the Code determined as of the date of purchase of the offered certificate over (ii) the amount actually includible in the certificateholder's gross income with respect to the offered certificate.

     Interest on a REMIC regular interest must be included in income by a certificateholder under the accrual method of accounting, regardless of the certificateholder's regular method of accounting. In addition, a regular interest could be considered to have been issued with original issue discount
(OID). See "Material Federal Income Tax Considerations --REMIC Certificates--Regular Certificates--Original Issue Discount and Premium" in the prospectus. The prepayment assumption that will be used to in determining the accrual of any OID, market discount, or bond premium, if any, will equal the rate described above under "Yield, Prepayment and Maturity Considerations--Weighted Average Lives" for Scenario [___]. No representation is made that the mortgage loans will prepay at that rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the certificateholder receives currently the cash attributable to OID.

Status of the Offered Certificates

     The regular interest component of the offered certificates will be treated as assets described in section 7701(a)(19)(C) of the Code, and as "real estate assets" under section 856(c)(5)(B) of the Code, generally, in the same proportion that the assets of the trust fund[, exclusive of the excess reserve fund account,] would be treated. In addition, to the extent a regular interest represents real estate assets under section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of section 856(c)(3) of the Code.

Non-U.S. Persons

     For purposes of this discussion, a Non-U.S. Person is any person other than

     o    a citizen or resident of the United States;

     o a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia;

     o a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations);

     o an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or

     o a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

     Interest paid to or accrued by a certificateholder of an offered certificate who is a Non-U.S. Person will be considered "portfolio interest", and will not be subject to U.S. federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the Non-U.S. Person and the Non-U.S. Person

     o is not actually or constructively a "10 percent shareholder" of the trust fund or a "controlled foreign corporation" with respect to which the trust fund is a "related person" within the meaning of the Code and

     o provides the trust fund or other person who is otherwise required to withhold U.S. tax with respect to the offered certificates with an appropriate statement (on Form W-8BEN or a substantially similar form), signed under penalties of perjury, certifying that the beneficial owner of the offered certificate is a Non-U.S. Person and providing the Non-U.S. Person's name and address.

If an offered certificate is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the Non-U.S. Person that owns the certificate.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of an offered certificate by a Non-U.S. Person will be exempt from United States federal income and withholding tax, provided that
(i) such gain is not effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Person and (ii) in the case of an individual, the individual is not present in the United States for 183 days or more in the taxable year.

Prohibited Transactions Tax and Other Taxes

     The Code imposes a prohibited transactions tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the certificates. It is not anticipated that the trust fund will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of contributions tax equal to 100% of the value of the contributed property. It is anticipated that the trust fund will not accept contributions that would subject it to contributions tax.

     In addition, a trust fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the trust fund will recognize net income from foreclosure property subject to federal income tax.

Backup Withholding

     Certain beneficial owners of certificates may be subject to backup withholding at the rate of 31% with respect to interest paid on the offered certificates if the owners, upon issuance, fail to supply the trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fail to provide the trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

     The trustee will be required to report annually to the IRS, and to each certificateholder of record, the amount of interest paid (and OID accrued, if any) on the offered certificates (and the amount of interest withheld for federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only holder of record of a class of offered certificates is Cede & Co., as nominee of DTC, the IRS and the beneficial owners of that class will receive tax and other information, including the amount of interest paid on their certificates, from cleaning system participants and financial intermediaries rather than from the trustee. (The trustee, however, will respond to requests for necessary information to enable participants, financial intermediaries and certain other persons to complete their reports.) Each non-exempt beneficial owner will be required to provide, under penalty of perjury, a certificate on IRS form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt beneficial owner fail to provide the required certification, the participants or financial intermediaries (or the paying agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     These amounts will be deemed distributed to the affected beneficial owner for all purposes of the related Certificates and the pooling and servicing agreement.

                                  State Taxes

     The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the offered certificates under the tax laws of any state. Investors considering an investment in the offered certificates should consult their own tax advisors regarding such tax consequences.

     All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the offered certificates.

                             ERISA Considerations

     ERISA and the Internal Revenue Code impose requirements on certain employee benefit plans -- and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which plans, accounts or arrangements are invested -- and on persons who are fiduciaries with respect to these types of plans and arrangements. In this prospectus supplement we refer to these types of plans and arrangements as "Plans."

     ERISA prohibits "parties in interest" with respect to a Plan from engaging in certain transactions involving the Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction.
Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under Section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the offered certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the prospectus.

     Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of those plans may be invested in the offered certificates without regard to the ERISA considerations described in this prospectus supplement and in the prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Except as noted above, investments by Plans that are subject to ERISA are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the offered certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the mortgage loans.

     The U.S. Department of Labor has granted to Greenwich Capital Markets, Inc. Prohibited Transaction Exemption (PTE) 90-59 (Exemption Application No. D-8374), as amended by PTE 97-34 (Exemption Application No. D-10245 and D-10246) and by PTE 2000-58 (Exemption Application No. D-10829), which exempts from the application of the prohibited transaction rules transactions relating to

     o the acquisition, holding and sale by Plans of certain securities representing an undivided interest in certain asset-backed pass-through entities with respect to which Greenwich Capital Markets, Inc. or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate, and

     o the servicing, operation and management of such asset-backed pass-through entities,

provided that the general conditions and certain other requirements set forth in the exemption are satisfied.

     Among the conditions that must be satisfied for the Exemption to apply are the following:

     (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

     (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund, except when the trust holds certain types of assets;

     (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three (four, if the trust holds certain types of assets) highest generic rating categories from a rating agency, such as Standard & Poor's, Moody's, or Fitch, Inc.;

     (4) the trustee must not be an affiliate of any other member of the "restricted group" as defined in the second following paragraph;

     (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the trust assets to the trust fund represents not more than the fair market value of those assets; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith;

     (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act of 1933; and

     (7) for certain types of issuers, the documents establishing the issuer and governing the transaction must contain certain provisions to ensure that the issuer's assets may not be received by creditors of the sponsor in the event of the bankruptcy or insolvency of the sponsor.

     The trust fund must also meet the following requirements:

     o the investment pool must consist solely of assets of the type that have been included in other investment pools;

     o certificates evidencing interests in such other investment pools must have been rated in one of the three highest generic rating categories (four, if the investment pool contains certain types of assets) by a rating agency for at least one year prior to the Plan's acquisition of certificates; and

     o certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

     Moreover, the exemption provides relief from certain self-dealing/ conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust holding receivables as to which the fiduciary (or its affiliate) is an obligor provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested and at least 50% of the aggregate interests in the trust is acquired by persons independent of the restricted group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and
(iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more issuers containing assets sold or serviced by the same entity. The exemption does not apply to Plans sponsored by the "restricted group" consisting of the underwriter, the trustee, the master servicer, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, [any issuers,] or any affiliate of these parties.

     It is expected that the Exemption will apply to the acquisition and holding by Plans of the offered certificates and that all conditions of the Exemption other than those within the control of the investors will be met.

     The rating of a security may change. If the rating of a security declines below BBB- or Baa3, the security will no longer be eligible for relief under the exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the security when it had an investment-grade rating would not be required by the exemption to dispose of
it).

     [Because the characteristics of the Class [M and the Class B] Certificates may not meet the requirements of the exemption discussed above or any other issued exemption under ERISA including Prohibited Transaction Class Exemption (PTCE) 83-1 discussed under "ERISA Considerations" in the prospectus, the purchase and holding of Class [M and Class B] Certificates by a Plan or by individual retirement accounts or other plans subject to section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, initial acquisitions and transfers of the Class [M and Class B] Certificates will not be registered by the trustee unless the trustee receives: (i) a representation from the acquiror or transferee of a Class [M or Class B] Certificate, to the effect that such transferee is not an employee benefit plan subject to section 406 of ERISA or a plan or arrangement subject to section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing a Class [M or Class B] Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of PTCE 95-60 and that the purchase and holding of the certificates are covered under Section I and III of PTCE 95-60. The representation described above shall be deemed to have been made to the trustee by the acquiror or transferee's acceptance of a Class [M or Class B] Certificate that is in book-entry form. In the event that the representation is violated, the attempted transfer or acquisition shall be void and of no effect.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the exemption described above and PTCE 83-1 described in the prospectus, and the potential consequences in their specific circumstances prior to making an investment in the offered certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the offered certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                        Legal Investment Considerations

     The Class A Certificates and the Class M Certificates will constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA) so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided for in SMMEA. The Class B Certificates will not constitute "mortgage related securities" under SMMEA. Accordingly, many institutions with legal authority to invest in "mortgage related securities" may not be legally authorized to invest in the Class B Certificates.

     There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the certificates or to purchase certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the certificates constitute legal investments for them. See "Legal Investment Considerations" in the prospectus.

                            Method of Distribution

     Subject to the terms and conditions set forth in the underwriting agreement between the depositor and the underwriter (an affiliate of the depositor), the depositor has agreed to sell to the underwriter, and the underwriter has agreed to purchase from the depositor, the offered certificates.

     Distribution of the offered certificates will be made by the underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriter may effect transactions by selling offered certificates to or through dealers and the dealers may receive from the underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The underwriter and any dealers that participate with the underwriter in the distribution of the offered certificates may be deemed to be statutory underwriters, and any discounts, commissions or concessions received by them, and any profits on resale of the certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     The depositor has been advised by the underwriter that it intends to make a market in the offered certificates but has no obligation to do so. There can be no assurance that a secondary market for the offered certificates will develop or, if it does develop, that it will continue.

     The depositor has agreed to indemnify the underwriter against, or make contributions to the underwriter with respect to, certain liabilities, including liabilities under the Securities Act.

                                 Legal Matters

     Certain legal matters in connection with the issuance of the offered certificates will be passed upon for the depositor and for the underwriter by Brown & Wood LLP, New York, New York.

                                    Ratings

     It is a condition to the issuance of the offered certificates that (i) the Class A Certificates be rated "___" by __________ and ______, (ii) the M Certificates be rated "__" by ___ and "___" by _______, and the Class B Certificates be rated "___" by ___ .

     The ratings assigned by the rating agencies named above to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. The rating agencies' ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by such certificates. The rating agencies' ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments of the mortgage loans.

     The ratings on the offered certificates address the likelihood of the receipt by the holders of the offered certificates of all distributions on the mortgage loans to which they are entitled. The ratings on the offered certificates also address the structural, legal and issuer-related aspects of the offered certificates, including the nature of the mortgage loans. In general, the ratings on the offered certificates address credit risk and not prepayment risk. The ratings on the offered certificates do not represent any assessment of the likelihood that principal prepayments of the mortgage loans will be made by borrowers or the degree to which the rate of such prepayments might differ from that originally anticipated. [The ratings on the offered certificates do not address the likelihood of the payment of any Basis Risk Shortfall Amount.] As a result, the initial ratings assigned to the offered certificates do not address the possibility that holders of the offered certificates might suffer a lower than anticipated yield in the event of principal payments on the offered certificates resulting from rapid prepayments of the mortgage loans or the application of the General Excess Available Amount as described herein, or in the event that the trust fund is terminated prior to the Assumed Final Maturity Date of the classes of offered certificates.

     The depositor has not engaged any rating agency other than the rating agencies named above to provide ratings on the offered certificates. However, there can be no assurance as to whether any other rating agency will rate the offered certificates, or, if it does, what rating would be assigned by any such other rating agency. Any rating on the certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the offered certificates by the rating agencies named above.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the offered certificates by the rating agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the offered certificates.

                               Glossary of Terms

     "Accrual Period" relates to the offered certificates for a given distribution date and is the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding distribution date and ending on the day immediately preceding the current distribution date; provided, however, that the initial Accrual Period for the offered certificates will be the actual number of days included in the period commencing on the closing date and ending on ________ __, 200_.

     "Allocable Loss Amount" means, with respect to each distribution date, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of all classes of offered certificates (after giving effect to all distributions on such distribution date) over (b) the pool principal balance as of the end of the preceding Due Period.

     "Assumed Final Maturity Date" for each class of offered certificates is the __th distribution date following the Due Period in which the principal balances of all the Mortgage Loans have been reduced to zero, assuming that the mortgage loans pay in accordance with their terms.

     "Available Funds" for any distribution date is equal to the sum, net of amounts reimbursable therefrom to the master servicer, of

     o the aggregate amount of monthly payments on the related mortgage loans due on the related due date and received by the trustee on or prior to the related determination date, after deduction of the servicing fee, the excess servicing fee and the trustee fee,

     o certain unscheduled payments in respect of the mortgage loans, including prepayments, insurance proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for mortgage loans occurring during the related Prepayment Period [,excluding prepayment penalties] and

     o all advances with respect to the related mortgage loans received by the trustee for such distribution date.

     "Available Funds Cap" means, as to any distribution date, the rate per annum equal to the weighted average of the loan rates on the mortgage loans outstanding as of the first day of the related Due Period, net of [___]% in fees.

     "Basic Principal Distribution Amount" means, with respect to any distribution date, the excess of (i) the Principal Remittance Amount for that distribution date over (ii) the Overcollateralization Release Amount, if any, for that distribution date.

     ["Basis Risk Shortfall Amount" means, for any class of offered certificates, if, on any distribution date, the pass-through rate for that class of offered certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest that class of certificates would have been entitled to receive on such distribution date had its pass-through rate not been subject to the Available Funds Cap, up to the Maximum Cap, over (ii) the amount of interest that class of offered certificates received on such distribution date based on the Available Funds Cap, together with the unpaid portion of any such excess from prior distribution dates (and interest accrued thereon at the then applicable pass-through rate on that class of offered certificates, without giving effect to the Available Funds Cap).]

     "Call Option Date" means the first distribution date on which the pool principal balance is less than or equal to 10% of the pool principal balance as of the cut-off date.

     "Certificate Principal Balance" for any class of offered certificates, as of any distribution date, will be equal to the original principal balance of that class reduced by the sum of (i) all amounts actually distributed in respect of principal of that class on all prior distribution dates and (ii) with respect to any mezzanine certificates and the Class B Certificates, all related Allocable Loss Amounts applied in reduction of principal of those certificates on all prior distribution dates.

     "Class A Principal Distribution Amount" means as of any distribution date
(a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the Certificate Principal Balance of the Class A Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the Certificate Principal Balance of the Class A Certificates immediately prior to that distribution date over (y) the lesser of (A) the product of (i) approximately [____]% and
(ii) the aggregate principal balance of the mortgage loans as of the last day of the related Due Period and (B) the aggregate principal balance of the mortgage loans as of the last day of the related Due Period minus approximately $[________].

     "Class B Principal Distribution Amount" means as of any distribution date
(a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate Certificate Principal Balance of the Class B Certificates and
(b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on that distribution date), (ii) the Certificate Principal Balance of the Class M Certificates (after taking into account the payment of the Class M Principal Distribution Amount on that distribution date) and (iii) the Certificate Principal Balance of the Class B Certificates immediately prior to that distribution date over (y) the lesser of (A) the product of (i) approximately [_____]% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related Due Period and (B) the aggregate principal balance of the mortgage loans as of the last day of the related Due Period minus approximately $[________].

     "Class M Principal Distribution Amount" means as of any distribution date
(a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the Certificate Principal Balance of the Class M Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on that distribution date) and (ii) the Certificate Principal Balance of the Class M Certificates immediately prior to that distribution date over (y) the lesser of (A) the product of (i) approximately [____]% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related Due Period and (B) the aggregate principal balance of the mortgage loans as of the last day of the related Due Period minus approximately $[__________].

     "Compensating Interest" means payments the master servicer makes in satisfaction of the master servicer's obligation to offset any Prepayment Interest Shortfall on any distribution date.

     "Cumulative Loss Trigger" occurs on a distribution date if cumulative Realized Losses as of that distribution date exceed the percentages of the pool principal balance as of the cut-off date set forth below with respect to that distribution date.

     "Delinquency Percentage," with respect to any distribution date and the related Due Period, is the fraction, expressed as a percentage, the numerator of which is the aggregate principal balances of all mortgage loans that are 60 or more days delinquent, in foreclosure or relating to REO Properties as of the close of business on the last day of the related Due Period and the denominator of which is the pool principal balance as of the close of business on the last day of such Due Period. A mortgage loan is delinquent for purposes of this definition if any monthly payment due on the loan is not made by the close of business on the day the monthly payment is scheduled to be due. A mortgage loan is "30 days delinquent" if the monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due or, if there was no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for "60 days delinquent", etc.

     "Due Period" means, with respect to the any distribution date, the period commencing on the [second] day of the month preceding the month in which that distribution date occurs and ending on the [first] day of the month in which that distribution date occurs.

     ["Excess Reserve Fund Account" means an account created under the terms of the pooling and servicing agreement, which the trustee holds in trust as part of the trust fund, on behalf of the Offered Certificateholders. The Excess Reserve Fund Account will not be an asset of any REMIC. For a more detailed description, see the explanation as set forth under "Description of the Certificates - Excess Reserve Fund Account".]

     "Excess Servicing Fee" means the amount resulting from the difference, if any, between the servicing fee rate for any Mortgage Loan and [____]% per annum. The excess servicing fee will be [retained by the seller].

     "Exemption" means Prohibited Transaction Exemption 90-59 (Exemption Application No. D-8374), as amended, that the U.S. Department of Labor granted to Greenwich Capital Markets, Inc. For a further explanation of what the Exemption entails, see the explanation as set forth under "ERISA
Considerations".

     "Extra Principal Distribution Amount" means, for any distribution date, the lesser of (x) the General Excess Available Amount for such distribution date and (y) Overcollateralization Deficiency Amount for that distribution date.

     "General Excess Available Amount" means, with respect to each distribution date, the amount, if any, by which the Available Funds for such distribution date exceeds the aggregate amount distributed on such distribution date pursuant to clauses (i) and (ii) under "--Allocation of Available Funds" above (other than the Extra Principal Distribution Amount).

     "Interest Distributable Amount" means, for any distribution date, and for and each class of offered certificates, the sum of (i) the Monthly Interest Distributable Amount for the class for that distribution date and (ii) the Unpaid Interest Shortfall Amount for the class for that distribution date.

     "Loss Reimbursement Entitlement" means, with respect to any distribution date and the Class M Certificates or Class B Certificates, the amount of Allocable Loss Amounts applied to the reduction of the Certificate Principal Balance of the related class and not reimbursed pursuant to "--Allocation of Available Funds" above as of that distribution date.

     "Monthly Interest Distributable Amount" means, for any distribution date, and for each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related pass-through rate on the Certificate Principal Balance of the class immediately prior to that distribution date (or, in the case of the first distribution date, from the closing date).

     "Net Liquidation Proceeds" means the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds net of amounts reimbursable to the master servicer for related advances, servicing advances and servicing fees.

     "Overcollateralization Deficiency Amount" means, with respect to any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the related Overcollateralized Amount on that distribution date (after giving effect to distributions in respect of the Basic Principal Distribution Amount but without giving effect to any Allocable Loss Amounts on that distribution date).

     "Overcollateralization Release Amount" means, with respect to any distribution date on or after the Stepdown Date on which an Overcollateralization Stepdown Trigger Event is not in effect, the lesser of
(x) the Principal Remittance Amount for that distribution date and (y) the excess, if any, of (i) the Overcollateralized Amount for such distribution date, assuming that 100% of the Principal Remittance Amount is applied to as a principal payment on the offered certificates on that distribution date over
(ii) the Overcollateralization Target Amount for that distribution date.

     "Overcollateralization Stepdown Trigger Event" means the occurrence on any distribution date of either of the following: (i) the Cumulative Loss Trigger has occurred or (ii) the Trigger Event has occurred.

     "Overcollateralization Target Amount" means with respect to (a) any distribution date occurring prior to the Stepdown Date, an amount equal to [____]% of the pool principal balance as of the cut-off date; and (b) with respect to any distribution date on or after the Stepdown Date and (A) as long as an Overcollateralization Stepdown Trigger Event is not in effect, an amount equal to the greater of (x) [____]% of the pool principal balance as of the end of the related Due Period and (y) approximately $[_________] or (B) for so long as an Overcollateralization Stepdown Trigger Event is in effect, the Overcollateralization Target Amount for the preceding distribution date.

     "Overcollateralized Amount" means for any distribution date, the amount, if any, by which (i) the pool principal balance on the last day of the immediately preceding Due Period exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates as of that distribution date after giving effect to distributions to be made on the certificates on that distribution date.

     "Pass-Through Rate" means, for each of the Class A Certificates, the Class M Certificates and the Class B Certificates, for a particular distribution date, a per annum rate equal to [the lesser of (a) the sum of (i) One-Month LIBOR on the related LIBOR Determination Date and (ii) the related Pass-Through margin and (b) the Available Funds Cap].

     "Prepayment Period" means, with respect to any distribution date, the period commencing on the determination date in the month preceding the month in which that distribution date occurs (or, in the case of the first distribution date, the day following the cut-off date) and ending on the determination date relating to that distribution date.

     "Principal Distribution Amount" means, for any distribution date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount for such distribution date.

     "Principal Prepayment" means, with respect to any distribution date, any mortgagor payment or other recovery of principal on a mortgage loan that is received in advance of its scheduled due date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     "Principal Remittance Amount" means, with respect to any distribution date, the sum of

     o each scheduled payment of principal collected on the mortgage loans by the master servicer in the related Due Period,

     o the principal portion of all partial and full principal prepayments of the mortgage loans applied by the master servicer during that Due Period,

     o the principal portion of all Net Liquidation Proceeds and Insurance Proceeds received during that Due Period,

     o that portion of the Purchase Price, representing principal of any repurchased mortgage loan, required to be deposited to the collection account during that Due Period,

     o the principal portion of any substitution adjustments required to be deposited in the collection account during that Due Period, and

     o on the distribution date on which the trust fund is to be terminated in accordance with the pooling and servicing agreement, that portion of the Termination Price which is in respect of principal.

     "Realized Loss" means, with respect to any defaulted mortgage loan that is finally liquidated, (i) Net Liquidation Proceeds in respect of the mortgage loan and (ii) with respect to certain mortgage loans the principal balances or the scheduled payments of principal and interest of which have been reduced in connection with bankruptcy proceedings, (a) in the case of a reduction of the principal balance of a mortgage loan, the amount of such principal reduction, and (b) in the case of a reduction in the scheduled payments of principal and interest of a mortgage loan, the net present value (using as the discount rate the higher of the loan rate on the mortgage loan or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured.

     "Rolling Delinquency Percentage" means, with respect to any distribution date, the average of the Delinquency Percentages with respect to the last day of each of the three immediately preceding Due Periods.

     "Senior Credit Enhancement Percentage" means, with respect to any distribution date, the percentage obtained by dividing (i) the sum of (a) the aggregate of the Certificate Principal Balances of the Mezzanine Certificates and the Class B Certificates and (b) the Overcollateralized Amount, in each case after giving effect to the distributions of principal on that distribution date, by (ii) the pool principal balance as of the end of the related Due Period.

     "Senior Specified Enhancement Percentage" means, on any date of determination thereof, [_____]%.

     "Stepdown Date" means the earlier of (A) the distribution date on which the aggregate Certificate Principal Balance of the senior certificates equals zero and (B) the later to occur of (x) the distribution date in ______________ 200_ and (y) the first distribution date on which the Senior Credit Enhancement Percentage (calculated for this purpose only using the pool principal balance as of the end of the related Due Period but prior to any application of Principal Distribution Amount to the certificates) is greater than or equal to the Senior Specified Enhancement Percentage.

     "Trigger Event" means an event that has occurred on any distribution date, if the Rolling Delinquency Percentage exceeds [__]% of the Senior Credit Enhancement Percentage for such distribution date.

                                    Annex I

         Annex I forms an integral part of this prospectus supplement.

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the globally offered [____________________] Certificates will be available only in book-entry form. Investors in these Global Securities may hold such Global Securities through [any] of DTC, [Clearstream or Euroclear]. The Global Securities will be tradable as home market instruments in [both] the [European and] U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     [Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).]

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     [Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear (in such capacity) and as DTC Participants.]

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. [As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.]

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     [Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no `lock-up' or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.]

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

     [Trading between Clearstream and/or Euroclear participants. Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.]

Certain U.S. Federal Income Tax Documentation Requirements

     A beneficial owner of Global Securities holding securities [through Clearstream or Euroclear] (or through DTC if the holder has an address outside the U.S.[)] will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN Certificate of Foreign Status). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

     Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8BEN. Form W-8BEN may be filed by the Certificate Owners or his agent.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form W-8BEN or a Form W-8ECI filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-BEN and Form W-8ECI are effective for three calendar years.

     The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or
(iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

===================================================================== ==============================================================
Until  90 days  after  the  date  of this  prospectus                                       $[____________________]
supplement,  all dealers  effecting  transactions  in                                            (Approximate)
the   Certificates   offered   by   this   prospectus
supplement,  whether  or not  participating  in  this                                      Mortgage Loan Trust 200_-_
distribution,   may  be  required  to  deliver   this
prospectus  supplement  and the  prospectus.  This is                                  Mortgage Pass-Through Certificates
in addition to the  obligation  of dealers to deliver                                           Series 200_-_
this  prospectus  supplement and the prospectus  when
acting  as  underwriters  and with  respect  to their
unsold allotments or subscriptions.                                                           $___________ Class A
              _________________________                                                   [Variable Pass-Through Rate]


                                                                                              [$__________ Class M
You  should  rely  on the  information  contained  or                                     [Variable Pass-Through Rate]
incorporated   by   reference   in  this   prospectus
supplement and the accompanying  prospectus.  We have
not  authorized  anyone to provide you with different
information.                                                                                  [$__________ Class B
                                                                                          [Variable Pass-Through Rate]

We are not offering the certificates in any state where the offer is not permitted.

We do not claim that the information in this                                         Greenwich Capital Acceptance, Inc.
prospectus supplement and the accompanying                                                     (Depositor)
prospectus is accurate as of any date other
than the dates stated on their respective covers.                                         [__________________________]

                                                                                           Seller and Master Servicer

                                                                                             Prospectus Supplement
                                                                                            [____________ __, 200_]


                                                                                             [Logo of Underwriter]

===================================================================== ==============================================================





                 Subject to Completion, Dated January 5, 2001

Prospectus Supplement
(To Prospectus dated ___________, 200_)

                        $[_____________] (Approximate)


                    Resecuritization Mortgage Trust 200_-_

           Resecuritization Mortgage Trust Certificates, Series 200_


                      Greenwich Capital Acceptance, Inc.
                                   Depositor

                $ [___________] Class [_], [___]% Certificates

                                ---------------


The Trust

     o The Trust will issue [_______] classes of certificates of which the [_______] classes listed above are being offered by this prospectus supplement and the accompanying prospectus.
     o The trust assets consist primarily of [_______] previously issued mortgage pass-through securities representing senior ownership interests in [_______] the related underlying trust funds.


The Certificates

     o   The certificates represent ownership interests in the trust assets.
     o The certificates will have the benefit of credit enhancement to the extent described in this prospectus supplement

Consider carefully the risk factors beginning on page S-[_] in this prospectus supplement and on page 5 in the prospectus.

The certificates represent obligations of the trust only and do not represent an interest in or obligation of Greenwich Capital Acceptance, Inc., [___________] or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[___________________] will offer the certificates listed above in negotiated transactions. Proceeds to the depositor are expected to be approximately $[_______], before deducting issuance expenses, estimated to be approximately $[_______]. See "Method of Distribution" in this prospectus supplement.

                             --------------------

                          [Logo(s) of Underwriter(s)]
                            _______________, 2000_


                                            Table of Contents

Prospectus Supplement

                                                                                                            Page
                                                                                                            ----

Summary of Terms.............................................................................................S-4
Risk Factors.................................................................................................S-7
Description of the Certificates.............................................................................S-15
   General..................................................................................................S-15
   Assignment of the Underlying Securities..................................................................S-15
   Distributions - General..................................................................................S-16
   Deposits to the Certificate Account......................................................................S-16
   Withdrawals from the Certificate Account.................................................................S-17
   Allocation of Available Funds............................................................................S-17
   Allocation of Losses.....................................................................................S-19
   Statements to Certificateholders.........................................................................S-19
   Representations and Warranties...........................................................................S-20
   Termination of the Trust.................................................................................S-20
   The Trustee..............................................................................................S-21
   Amendment of the Trust Agreement.........................................................................S-21
   Voting Under the Underlying Agreements...................................................................S-22
   Book-Entry Registration and Definitive Certificates......................................................S-22
Description of the Underlying Securities....................................................................S-28
   General..................................................................................................S-28
   Distributions on the Underlying Securities...............................................................S-29
   Subordinated Interests...................................................................................S-30
   Allocation of Losses to the Underlying Securities........................................................S-30
   Adjustment to the Servicing Fee in Each Underlying Trust Fund in Connection with Prepaid Underlying
      Mortgage Loans........................................................................................S-30
   Advances.................................................................................................S-31
   Optional Termination of the Underlying Trust Funds.......................................................S-31
Description of the Underlying Mortgage Loans.....S-32
The Depositor...............................................................................................S-37
Yield, Prepayment And Maturity Considerations....S-37
   Yield Considerations.....................................................................................S-37
   Factors Affecting Prepayments on the Underlying Mortgage Loans...........................................S-38
   Early Termination of the Underlying Trust Funds..........................................................S-39
   Weighted Average Lives of the Certificates...............................................................S-39
   Assumed Final Distribution Dates.........................................................................S-39
   Modeling Assumptions.....................................................................................S-40
Use of Proceeds.............................................................................................S-44
Material Federal Income Tax Consequences....................................................................S-44
   Special Tax Attributes of the Offered Certificates.......................................................S-44
   Original Issue Discount..................................................................................S-44
   Prohibited Transactions Tax and Other Taxes..............................................................S-45
   The Residual Certificate.................................................................................S-45
Erisa Considerations........................................................................................S-47
Legal Investment Considerations.............................................................................S-50
Method of Distribution......................................................................................S-51
Legal Matters...............................................................................................S-51
Ratings.....................................................................................................S-51
Glossary of Terms...........................................................................................S-53

Appendix I......................................................................................................I-1
Appendix II....................................................................................................II-1
Exhibit A - Excerpts from the Underlying Supplement.............................................................A-1
Exhibit B - Remittance Date Statements .........................................................................B-1
Exhibit C - Global Clearance, Settlement and Tax Documentation Procedures.......................................C-1


Prospectus

                                                                                                               Page
                                                                                                               ----

Important Notice About Information in This Prospectus and Each Accompanying Prospectus Supplement.................5
Risk Factors......................................................................................................6
The Trust Fund...................................................................................................15
Use of Proceeds..................................................................................................27
The Depositor....................................................................................................27
Mortgage Loan Program............................................................................................27
Description of the Certificates..................................................................................27
Credit Enhancement...............................................................................................27
Yield and Prepayment Considerations..............................................................................27
The Pooling and Servicing Agreement..............................................................................27
Material Legal Aspects of the Mortgage Loans.....................................................................27
Material Federal Income Tax Consequences.........................................................................27
State Tax Considerations.........................................................................................27
ERISA Considerations.............................................................................................27
Legal Investment Considerations..................................................................................27
Method of Distribution...........................................................................................27
Legal Matters....................................................................................................27
Financial Information............................................................................................27
Available Information............................................................................................27
Ratings..........................................................................................................27
Glossary of Terms................................................................................................27


                               Summary of Terms

o This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the offered certificates, read carefully this entire document and the accompanying prospectus.

o This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus. Some of the information consists of forward-looking statements relating to future economic performance or projections and other financial items. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, and various other matters, all of which are beyond our control. Accordingly, what actually happens may be very different from what we project in our forward-looking statements.

Offered Certificates

On the closing date, [__________ Trust] will issue [________] classes of certificates, [___] of which are being offered pursuant to this prospectus supplement and the accompanying prospectus.

Each class of certificates that is being offered will be book-entry securities in minimum denominations of $50,000 clearing through DTC [in the United States or Clearstream or Euroclear in Europe].

Trust Fund

The assets of the trust that will support the certificates will consist primarily of [___] previously issued mortgage pass-through securities. The underlying mortgage pass-through securities represent senior ownership interests in [___] respective underlying trust funds. The assets of the underlying trust funds consist primarily of [fixed-rate, fully amortizing] mortgage loans secured by first liens on one- to four-family residential properties.

The following table identifies the mortgage pass-through securities held in the trust and shows the approximate aggregate principal balances of the mortgage loans in the related underlying trust funds as of __________, 200_. Each of the underlying trust funds consist of multiple mortgage loan groups.

               Class          Principal
               Designations   Balances of
               of Underlying  Underlying
               Mortgage       Mortgage      Principal Balances
Underlying     Pass-Through   Pass-Through  of Underlying
Trust Funds    Securities     Securities    Mortgage Loans
-----------    ----------     ----------    --------------

[___]           Class [___]    $[___]          $[___]
Trust Series
[---]
[___]           Class [___]    $[___]          $[___]
Trust Series
[---]
[___]           Class [___]    $[___]          $[___]
Trust Series
[---]


The Depositor

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut   06830
(203) 625-2700

The Servicer

[----------------]


The Trustee

[----------------]

The Originator(s)

[----------------]

Cut-off Date

______________, 200_

Closing Date

On or about ______________, 200_

Distribution Dates

The trustee will make distributions on the certificates on the [___] day of each calendar month beginning in _________ 200_ to the holders of record of the certificates as of the last business day of the preceding month. If the [___] day is not a business day, then the distribution will be made on the next business day.

Distributions on the Certificates

Interest Distributions

On each distribution date, interest payable on each class of offered certificates will be calculated based on the pass-through rate specified on the cover, subject to the limitations described under "Description of the Certificates - Allocation of Available Funds" in this prospectus supplement.

Interest payable on the offered certificates on a distribution date will accrue during the calendar month preceding the month in which that distribution date occurs. Interest will be calculated on the basis of an assumed 360-day year consisting of twelve 30-day months.

Principal Distributions

On each distribution date, principal of the classes of offered certificates will be paid from available funds in the trust in the order of priority described under "Description of the Certificates--Allocation of Available Funds" in this prospectus supplement.

See "Description of the Certificates" in this prospectus supplement.

Advances

The servicer of the mortgage loans held in the underlying trust funds will make cash advances to cover delinquent payments of principal and interest to the extent it reasonably believes that the cash advances are recoverable from future payments on the related mortgage loans.

See "Description of the Underlying Securities--Advances" in this prospectus supplement.

Optional Termination of the Trust

The depositor may purchase the remaining assets of the trust when the aggregate principal balance of the underlying mortgage pass-through securities is less than [__]% of their aggregate principal balance as of the cut-off date.

See "Description of the Certificates --Termination of the Trust" in this prospectus supplement.

Optional Termination of the Underlying Trust Funds

The depositor of the mortgage loans held in any of the underlying trust funds may terminate that trust fund on and after the distribution date for the related underlying mortgage pass-through security on which the aggregate outstanding principal amount of all mortgage loans in that trust fund is less than [___]% of the aggregate principal amount of those mortgage loans as of their cut-off date.

See "Description of the Underlying Securities --Optional Termination of the Underlying Trust Funds" in this prospectus supplement.

Ratings

It is a condition of the issuance of the offered certificates that they be assigned a rating of "[___]" by [_____________].

A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

See "Ratings" in this prospectus supplement.

Material Federal Income Tax Consequences

In the opinion of Brown & Wood LLP, for federal income tax purposes, the trust will include [multiple segregated asset pools] each of which will qualify as a [separate] "real estate mortgage investment conduit" (REMIC). Certain classes of certificates that are designated as the regular certificates will constitute "regular interests" in the REMIC. The Class [___] Certificate will represent the sole class of "residual interests" in the REMIC. The holder of the Class [__] Certificate will be subject to special federal income tax rules that may significantly reduce the after-tax yield of that certificate.

See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

ERISA Considerations

Assuming the accuracy of certain statements included in the disclosure documentation prepared in connection with the public offering of the underlying mortgage pass-through securities, it is expected that the Class [__ and Class __] Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or
Section 4975 of the Internal Revenue Code so long as certain conditions are met. A fiduciary of an employee benefit plan must determine that the purchase of a certificate is consistent with its fiduciary duties under applicable law and does not result in a non-exempt prohibited transaction under applicable law.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Legal Investment Considerations

Assuming the accuracy of certain representations contained in the agreements under which the underlying trust funds were created (which information is not subject to independent verification) and on the basis of certain assumptions derived from statements included in the disclosure documentation prepared in connection with the public offering of the underlying mortgage pass-through securities, the Class [__ and Class __] Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

See Legal Investment Considerations" in this prospectus supplement" and in the prospectus.

Listing

The certificates are not listed, and no party to the transaction intends to list the certificates, on any stock exchange or to quote them in the automated quotation system of a registered securities association.

Risk Factors

There are risks associated with an investment in the certificates. You should consider carefully the material risks disclosed under the heading "Risk Factors" beginning on page S-7.

                                 Risk Factors

         The following information, together with the information set forth under "Risk Factors" in the prospectus which you should carefully consider, identify the principal risk factors of an investment in the certificates.



Only limited information is available
about the underlying mortgage
pass-through securities and underlying
mortgage loans..............................     The information about the underlying mortgage pass-through securities and the related mortgage loans disclosed in this prospectus supplement has been obtained from the disclosure documentation prepared in connection with the initial offerings of those securities as well as from reports and other information supplied by the trustees of the related underlying trust funds. That information has not been independently verified or represented to the trust as being accurate and complete. Additionally, the agreements under which the underlying mortgage pass-through securities were issued and the disclosure documentation prepared in connection with those public offerings contain information only as of the dates of those documents. You should be aware, however, that material changes may have occurred since the preparation of those documents. The composition of the related mortgage pools may have changed significantly. As a result, there may be considerable differences between the current mortgage loan characteristics and the characteristics described in connection with the issuance of the underlying mortgage pass-through securities, and those securities may not have performed as originally anticipated. The depositor did not prepare the underlying agreements or disclosure documentation and neither the depositor nor the underwriter makes any representation as to the accuracy or completeness of information provided in those documents. Prospective investors are advised to consider the limited nature of the available information when evaluating the suitability of any investment in the offered certificates.

Prepayments on the loans may adversely
affect the average life of, and rate of
return on, your certificates................     Borrowers may prepay their mortgage loans in whole or in part at any time. However, the mortgage loans are subject to certain penalties for prepayments generally during the first five years after origination.
                                                 For a description of the prepayment penalties, see "The Mortgage
                                                 Pool--General" on Exhibit A.

                                                 We cannot predict the rate at which borrowers will repay their mortgage loans. A prepayment of a mortgage loan may result in a prepayment on the related underlying mortgage pass-through security, which in turn would result in a prepayment on the offered
                                                 certificates.

                                                 o   If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

                                                 o   If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

                                                 o   The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, if interest rates decline significantly below the interest rates on the mortgage loans, those mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on those mortgage loans.
                                                     Conversely, if interest rates rise significantly, the prepayments on the mortgage loans are likely to decrease.

                                                 o   The seller of a mortgage loan to an underlying trust fund may be required to purchase that mortgage loan from the trust fund due to certain breaches of representations and warranties made by the seller that have not been cured. These purchases will have the same effect on the related offered certificates as a prepayment of a mortgage loan.

                                                 o   So long as the subordinate interests in an underlying trust fund are outstanding, liquidations of defaulted mortgage loans in that trust fund generally will have the same effect on the offered certificates as a prepayment of a mortgage loan.

                                                 o   If the rate of default and the amount of losses on the mortgage loans in an underlying trust fund are higher than you expect, then your yield may be lower than you expect.

Although principal distributions on the
Class [___] Certificates generally are
expected to follow a schedule, the rate
of prepayments on the mortgage loans
may still affect the rate of principal
distributions on those certificates........      The Class [___] Certificates, which is a planned amortization class, generally will be less affected by the rate of principal prepayments than certain other classes of certificates because, on each distribution date, the Class [___] Certificates receive principal distributions according to the schedule set forth in Appendix II. The schedule assumes that the rate of prepayment on the mortgage loans remains at a constant rate of between [___]% and [___]% of a standard prepayment assumption, as described in "Yield, Prepayment and Maturity
                                                 Considerations" in this prospectus supplement. However, there is no guarantee that the rate of prepayment on the mortgage loans will stay at a constant rate between these levels.

                                                 o   If the mortgage loans prepay at a rate faster or slower than those levels, or do not prepay at a constant rate, distributions of principal on the Class [___] Certificates may no longer be made according to schedule.

                                                 o   Moreover, once the Class [___] Certificates have been paid in full, the Class [___] Certificates will become very sensitive to the rate of prepayments and will no longer be paid according to the schedule.

                                                 See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement for tables showing the expected rate of return of principal at different prepayment rates.

The Class [___] Certificates will be
very sensitive to the rate of
prepayments on the mortgage loans...........     The Class [___] Certificates will be especially sensitive to the rate of prepayment on the mortgage loans. The Class [___] Certificates act as a prepayment cushion for the Class [___] Certificates as described above, absorbing excess principal prepayments. On each distribution date, the Class [___] Certificates receive principal only if the Class
                                                 [___] Certificates have been paid according to their schedule. If the rate of prepayments on the mortgage loans on any distribution date is slow enough so that the Class [___] Certificates are not paid to schedule, then the Class [___] Certificates will receive no distributions of principal from the mortgage loans on that distribution date. However, if the rate of prepayments is high enough so that the
                                                 Class [___] Certificates are paid according to schedule, then the Class
                                                 [___] Certificates will receive all of the remaining principal available for distribution. This may cause wide variations in the amount of principal the Class [___] Certificates will receive from distribution date to distribution date. See "Yield, Prepayment and
                                                 Maturity Considerations" for tables showing the expected rate of return of principal at different rates of prepayment.

Prepayments on the loans may result in
shortfalls in interest collections and
may reduce the yield on your
certificates................................

                                                 When a mortgage loan is prepaid in full, the borrower is charged interest only up to the date on which payment is made, rather than for an entire month. This may result in a shortfall in interest collections available for payment on the related underlying mortgage pass-through security. The servicer is required to cover the shortfall in interest collections that are attributable to prepayments in full, but only up to the amount of the servicer's fee for the related period. If the aggregate amount of this shortfall is in excess of the servicing fee, it may adversely affect the yield on your investment.

Potential inadequacy of credit
enhancement may result in losses on
your certificates...........................     Credit enhancement is provided for the offered certificates, first, by the right of the holders of the underlying mortgage pass-through securities to receive certain payments prior to the related subordinate interests. This form of credit enhancement is provided solely from collections on the mortgage loans otherwise payable to the holders of the related subordinate interests.

                                                 Credit enhancement also is provided by the allocation of realized losses on mortgage loans, first, to the related subordinate interests.
                                                 Accordingly, if the aggregate principal balance of the subordinate interests with respect to any underlying trust fund were to be reduced to zero, delinquencies and defaults on the related mortgage loans would reduce the funds available for payments to holders of the senior interests in the related underlying trust fund, including the related underlying mortgage pass-through security. This reduction in funds available for payment to the underlying mortgage pass-through security would reduce the funds available for distributions on the offered certificates.

Geographic concentration of the trust's
loans may adversely affect your
certificates................................     The following chart reflects the [___] states with highest concentrations of mortgage loans in the trust based on the initial pool principal balance.

                                                                               [Table]

                                                 In addition, the conditions below will have a disproportionate impact on the mortgage loans.

                                                 o   Economic conditions in [______]may affect the ability of borrowers to repay their loans on time.

                                                 o   Declines in the residential real estate markets in [______] may reduce the values of properties located in [______], which would result in an increase in the loan-to-value ratios.

                                                 o   Any increase in the market values of properties located in [______]
                                                     would reduce the loan-to-value ratios and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates. This in turn could result in an increased rate of prepayment of the mortgage loans.]

Losses on mortgage loans in the
underlying trust funds, other than
those directly backing the underlying
mortgage pass-through securities, may
increase the risk of losses on the
offered certificates........................     Realized losses, other than any excess losses, experienced by mortgage loans included in a particular mortgage loan group will be allocated, first, to the subordinate interests in the related underlying trust fund before being allocated to the senior interests directly backed by that mortgage loan group. However, the underlying subordinate interests provide protection against losses on mortgage loans in more than one mortgage loan group. As a result, the subordinate interests could be reduced or eliminated as a result of disproportionate realized losses on the mortgage loans included in a mortgage loan group other than the group directly backing an underlying mortgage pass-through security.
                                                 Although realized losses, other than excess losses, on the mortgage loans in a mortgage loan group may be allocated only to the underlying senior interest directly backed by that mortgage loan group, the allocation to the subordinate interests of realized losses on the underlying mortgage loans in another mortgage loan group will increase the likelihood that losses ultimately may be allocated to an underlying mortgage pass-through security and, in turn, to the offered certificates. Generally, the characteristics of the mortgage loans included in the mortgage loan group directly backing each underlying mortgage pass-through security are substantially similar to those of the other mortgage loan group whose losses are covered by the same subordinate interests.

Excess losses on mortgage loans in the
underlying trust funds will reduce
yields on the offered certificates..........     Realized losses on mortgage loans in the underlying trust funds that exceed the applicable coverage amounts for special hazard losses, fraud losses and bankruptcy losses are referred to as "excess losses." Excess losses on underlying mortgage loans included in the mortgage loan group directly backing an underlying mortgage pass-through security or in the other mortgage loan group held in the same underlying trust fund whose losses are covered by the same subordinate interests will be allocated on a pro rata basis to all senior interests relating to those mortgage loans groups, including the applicable underlying mortgage pass-through security. As a result, any excess losses on those mortgage loans will have a direct effect on the offered certificates and will reduce their yields.

Optional termination of the trust may
shorten the weighted average lives of
the offered certificates....................     The depositor may purchase the assets in the trust, in whole but not in part, on and after the distribution date on which the aggregate principal balance of the underlying mortgage pass-through securities is less than [___]% of their aggregate principal balance as of the cut-off date. The purchase of those assets will result in the receipt by you of principal payments that could affect the yield to maturity on your certificates and have the effect of shortening the weighted average life of your certificates.

Optional termination of the underlying
trust funds may shorten the weighted
average lives of the offered
certificates................................     The depositor of the mortgage loans held in any of the underlying trust funds may terminate the related trust fund on and after the distribution date for that trust fund on which the aggregate outstanding principal amount of all mortgage loans in that trust fund is less than [___]% of their aggregate principal amount on their cut-off date. As a result, it is possible for an underlying trust fund to be terminated in this manner although the aggregate outstanding principal amount of the mortgage loans in the mortgage loan group directly backing the related underlying mortgage pass-through security is greater than [___]% of the aggregate principal amount of those mortgage loans as of their cut-off date. For the holder of an offered certificate, any such termination of an underlying trust fund may result in the receipt by the holder of principal payments that could affect the yield to maturity on its certificates by shortening the weighted average life of its certificates.

It may be difficult to
resell your certificates....................     [Underwriter] intends to make a secondary market in the classes of certificates actually purchased by it, but it has no obligation to do so.  There is no assurance that such a secondary market will develop or, if it develops, that it will continue.  Furthermore, the certificates are not listed, and the parties to the transaction do not intend to list the certificates on any stock exchange or to quote them in the automated quotation system of a registered securities association.  Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield.  The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                                                 The secondary markets for mortgage backed securities have
                                                 experienced periods of illiquidity and can be expected to do so in the future.  Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.


     There is a Glossary of Terms beginning on page S-53 where you will find definitions of the capitalized terms used in this prospectus supplement.

                        Description of the Certificates

General

     The certificates will be issued pursuant to the trust agreement dated as of ________, 200_ between the depositor and the trustee and will represent the entire beneficial ownership interest in the trust. Set forth below is a description of the material terms and provisions pursuant to which the certificates will be issued. The following description is subject to, and qualified in its entirety by reference to, the provisions of the trust agreement. When particular provisions or terms used in the trust agreement are referred to, the provisions or terms are as specified in the trust agreement.

     The assets of the trust will consist primarily of [___] previously issued mortgage pass-through certificates representing [___] ownership interests in [___]respective underlying trust funds. The certificates will consist of the Class [___] Certificates, the Class [___] Certificates, the Class [___] Certificates, and the Class [___] Certificate or residual certificate. The offered certificates are the Class [___] Certificates, the Class [___] Certificates, the Class [___] Certificates and the Class [___] Certificates. The offered certificates and the Class [___] Certificate are collectively referred to in this prospectus supplement as the certificates. Only the offered certificates are offered by this prospectus supplement and the accompanying prospectus.

     The Class [___] Certificate represents the trustee's fee and has an initial principal balance of $[___].

     The offered certificates (other than the Class [__] Certificate) will be issuable in denominations of not less than $[___] principal amount and in integral multiples of $[___] in excess thereof, with the exception of one certificate of each Class which may be issued in a lesser amount. The Class [___] Certificate will be issued in fully registered certificated form as a single certificate in a denomination of approximately $[___].

     The offered certificates (other than the Class [___] Certificate) initially will be book-entry certificates. Persons acquiring beneficial ownership interests in the book-entry certificates will hold them through The Depository Trust Company (DTC) in the United States, or Clearstream or Euroclear in Europe, if they are participants of those systems, or indirectly through organizations that are participants in those systems. The book-entry certificates initially will be registered in the name of Cede & Co., as nominee of DTC.

Assignment of the Underlying Securities

     On the closing date, the depositor will deliver the underlying securities to the trustee. The underlying securities will be registered in the name of the trustee or its nominee, and all monthly distributions on each underlying remittance date for each underlying security will be made to the trustee. The underlying remittance date is the [ ] day of each month or, if the [ ] day is not a business day, the next business day.

Distributions - General

     Distributions on the offered certificates will be made by the trustee on each distribution date. Distributions will be made to the persons in whose names the certificates are registered at the close of business on the record date, which is the last business day of the month preceding the month in which the distribution date occurs.

Deposits to the Certificate Account

     The trustee will establish and maintain a separate trust account called the certificate account for the benefit of the holders of the certificates. The certificate account will meet the criteria for an eligible account listed in the following paragraph. Upon receipt by the trustee of amounts in respect of the underlying securities, the trustee will deposit those amounts in the certificate account. Amounts so deposited may be invested in permitted investments (as described and defined in the trust agreement) maturing no later than one business day prior to the distribution date unless the permitted investments are invested in investments managed or advised by the trustee or one of its affiliates, in which case the permitted investments may mature on the related distribution date.

     An eligible account is one or more segregated accounts that are

     o maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of which holding company) are rated [__] by [___________] and [__] by [_____________] at the time any amounts are held on deposit;

     o the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by the FDIC), or are otherwise secured such that, as evidenced by an opinion of counsel delivered to the trustee and to each rating agency, the certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the permitted investments securing the funds that is superior to claims of any other depositors or creditors of the depository institution with which the account is maintained;

     o are maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

     o which are otherwise acceptable to each rating agency without reduction or withdrawal of their then current ratings of the certificates as evidenced by a letter from each rating agency to the trustee.

Permitted investments are specified in the trust agreement and are limited to investments which meet the criteria of the rating agencies named under "Ratings" from time to time as being consistent with their then current ratings of the certificates.

Withdrawals from the Certificate Account

     The trustee is permitted from time to time to withdraw funds from the certificate account for the following purposes:

     o to make payments to certificateholders in the amounts and in the manner as described under "--Allocation of Available Funds" below;

     o to reimburse the depositor for any expenses incurred by and reimbursable to the depositor pursuant to the trust agreement;

     o    to pay any taxes imposed on the trust ; and

     o to clear and terminate the certificate account upon termination of the trust agreement.

Allocation of Available Funds

     On each distribution date, the trustee will withdraw the Available Funds from the certificate account and will distribute the Available Funds in the following order of priority:

     (i) to the holders of the classes of offered certificates and the Class [____] Certificate, pro rata, interest accrued on the their respective Certificate Principal Balances during the preceding Interest Accrual Period at their respective pass-through rates (less any Net Prepayment Interest Shortfalls allocated to those classes as provided below), together with any accrued and unpaid interest thereon from prior distribution dates; provided, however, that prior to the Class [____] Accretion Termination Date, the amount of interest accrued on the Certificate Principal Balances of the Class [____] Certificates during the preceding Interest Accrual Period will not be distributed as interest thereon but instead will be distributed in reduction of the Certificate Principal Balances of the Class [____] Certificates as set forth in clause (iv) below; and provided, further, that prior to the Class [____] Accretion Termination Date, the amount of interest accrued on the Certificate Principal Balances of the Class [____] Certificates during the preceding Interest Accrual Period will not be distributed as interest thereon but instead will be distributed in reduction of the Certificate Principal Balances of the Class [____] and Class [____] Certificates, in that order, as set forth in clause (v) below;

     (ii) as principal, to the holders of the Class [____] Certificate, the Class [____] Pro Rata Distribution Amount;

     (iii) as principal, to the holders of the Class [____] Certificates, the Class [____] Priority Distribution Amount, until the Certificate Principal Balances thereof are reduced to zero;

     (iv) as principal, to the holders of the Class [____] Certificates, the Class [____] Accrual Distribution Amount, until the Certificate Principal Balances of the Class [____] Certificates have been reduced to zero, and then to the holders of the Class [____] Certificates;

     (v) as principal, sequentially, to the holders of the Class [____] and Class [____] Certificates, in that order, the Class [____] Accrual Distribution Amount, until the respective Certificate Principal Balances thereof have been reduced to zero, and then to the holders of the Class [____] Certificates;

     (vi) as principal, to the holder of the Class [____] Certificate, until the Certificate Principal Balance thereof has been reduced to zero;

     (vii) as principal, to (A) the holders of the Class [____], Class [____] and Class [____] Certificates according to the priorities set forth in clause
(x) below and (B) the holders of the Class [____] and Class [____] Certificates according to the priorities set forth in clause (y) below, as follows:

          (x) [____]% of the remaining amount (after giving effect to the distributions specified in clauses (i) through (vi) above):

               first, to the holders of the Class [____] Certificates until the Certificate Principal Balances thereof are reduced to the Class [____] Planned Balance for that distribution date;

               second, sequentially, to the holders of the Class [____] and Class [____] Certificates, in that order, until the respective Certificate Principal Balances thereof are reduced to zero; and

               third, to the holders of the Class [____] Certificates, without regard to the Class [____] Planned Balance for that distribution date and until the Certificate Principal Balances thereof are reduced to zero; and

          (y) [____]% of the remaining amount (after giving effect to the distributions specified in clauses (i) through (vi) above), sequentially, to the holders of the Class [____] and Class [____] Certificates, in that order, until their respective Certificate Principal Balances have been reduced to zero; and

     (viii) as principal, sequentially, to the holders of the Class [____], Class [____], Class [____] and Class [____] Certificates, in that order, until their respective Certificate Principal Balances have been reduced to zero.

     On each distribution date, any Net Prepayment Interest Shortfalls will be allocated, pro rata, to the certificates on the basis of their Certificate Principal Balances.

     On each distribution date preceding the Class [____] Accretion Termination Date, the Class [____] Accrual Distribution Amount will be added to the Certificate Principal Balances of the Class [____] Certificates on a pro rata basis. On each distribution date preceding the Class [____] Accretion Termination Date, the Class [____] Accrual Distribution Amount will be added to the Certificate Principal Balances of the Class [____] Certificates on a pro rata basis.

     In the event that on any underlying remittance date, the trustee shall not have received the cash distribution, if any, required to be made in respect of an underlying security, the trustee shall effect the distribution set forth above on the business day immediately following the date on which the cash distribution so required shall have been received by the trustee.

Allocation of Losses

     Losses allocated to any of the underlying securities will in turn be allocated to the classes of offered certificates, pro rata, based upon their respective Certificate Principal Balances.

Statements to Certificateholders

     Concurrently with each distribution on a distribution date, the trustee will forward to the holder of each certificate a statement generally setting forth the following information:

          (i) the Available Funds, the Class [____] Accrual Distribution Amount, the Class [____] Accrual Distribution Amount and the Class [____] Priority Distribution Amount for that distribution date;

          (ii) with respect to that distribution date, the aggregate amount of principal and interest, stated separately, distributed to holders of each class of certificates;

          (iii) with respect to that distribution date, the amount of any interest shortfall (including any Net Prepayment Interest Shortfalls) for each class of certificates, together with the amount of any unpaid interest shortfall for that class immediately following that distribution date;

          (iv) with respect to that distribution date and each class of certificates, the losses allocated to that class;

          (v) the aggregate Certificate Principal Balance of each class of certificates, after giving effect to (a) distributions of principal of those certificates on that distribution date, (b) any losses allocated to those certificates and (c) in the case of the Class [____] Certificates, any addition to the aggregate Certificate Principal Balance of that class; and

          (vi) any additional amount distributed to the holder of the residual certificate on that distribution date.

     In addition, the trustee upon written request will furnish to certificateholders copies of the statements received by the trustee for each underlying remittance date as the holder of the underlying securities on behalf of the trust .

     Within a reasonable period of time after the end of each calendar year, the trustee will prepare and deliver to each person who at any time during the previous calendar year was a certificateholder of record a statement containing the information required to satisfy any requirements of the Internal Revenue Code and related regulations as from time to time are in force.

Representations and Warranties

     The depositor will represent and warrant to the trustee as of the closing date that

     o the depositor was the sole owner of the underlying securities free and clear of any lien, pledge, charge or encumbrance of any kind;

     o the depositor had not assigned any interest in the underlying securities or any related distributions, except as contemplated in the trust agreement; and

     o the endorsements and other documents furnished to the trustee in connection with the underlying securities are sufficient to effect the transfer of the underlying securities to the trustee.

Upon discovery of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the certificateholders in any of the underlying securities, the depositor or the trustee shall give prompt written notice to the other and to the certificateholders. On or prior to the distribution date in __________ 200_, the depositor will be obligated to cure the breach in all material respects or, if the breach cannot be cured, repurchase each affected underlying security if so directed in writing by holders of the majority in interest of each class of offered certificates.

Termination of the Trust

     At its option, the depositor may purchase the underlying securities, in whole but not in part, on and after the distribution date on which the aggregate principal balance of the underlying securities is less than [____]% of their aggregate principal balance as of the cut-off date. The purchase price for each underlying security will be equal to the balance of the underlying security (after giving effect to all distributions on that distribution date). The obligations created by the trust agreement will terminate upon the payment to certificateholders of all amounts held by the trustee and required to be paid to them pursuant to the trust agreement after the final payment or other liquidation of the underlying securities, including any exercise of the optional purchase described above. In no event, however, will the trust continue beyond the date specified in the trust agreement. Written notice of termination of the trust agreement will be given to each certificateholder, and the final distribution will be made only upon surrender and cancellation of the certificates at an office or agency as specified in the notice of termination.

The Trustee

     ________________________ will act as trustee for the certificates pursuant to the trust agreement. The trustee's principal corporate trust offices are located at [_________________________________]. The trustee's fee is represented by the Class [____] Certificate.

Amendment of the Trust Agreement

     Without the consent of any of the certificateholders, the trust agreement may be amended by the depositor and the trustee

          o  to cure any error or ambiguity,

          o to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein,

          o to permit any other provisions with respect to matters or questions arising under the trust agreement which are not inconsistent with the provisions of the trust agreement,

          o to comply with the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended,

          o to amend any of the exhibits to the trust agreement pursuant to the terms of the trust agreement or

          o if the amendment is reasonably necessary, as evidenced by an opinion of counsel, to comply with any requirements imposed by the Internal Revenue Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed action which, if made effective, would apply retroactively to the trust at least from the effective date of that amendment;

provided, however, that the amendment (except any amendment described in (the last bullet above) shall not, as evidenced by an opinion of counsel that shall not be an expense of the trustee, delivered to the trustee, adversely affect in any material respect the interests of any certificateholder; and provided, further, that the amendment shall be deemed not to adversely affect in any material respect the interests of any certificateholder of the offered certificates if the person requesting the amendment obtains letters from the rating agencies named under "Ratings" to the effect that the amendment would not result in a downgrade or withdrawal of the ratings then assigned to the offered certificates.

     The trust agreement may also be amended by the depositor and the trustee with the consent of the holders representing at least 51% of the ownership interest of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the trust agreement or of modifying in any manner the rights of the holders of certificates; provided, however, that no such amendment may

          o reduce in any manner the amount of, or delay the timing of, distributions required to be made on any certificate without the consent of the holder of that certificate,

          o adversely affect in any material respect the interest of the holders of the certificates of any class in a manner other than as described in the immediately preceding bullet point above without the consent of the holders of certificates of that class representing not less than 66% of the ownership interest of that class or

          o reduce the aforesaid percentages of certificates the holders of which are required to consent to any such amendment without the consent of the holders of all certificates then outstanding.

In no event will the trustee consent to any amendment unless the trustee shall have obtained an opinion of counsel to the effect that the amendment will not cause the trust to fail to qualify as a REMIC at any time that certificates deemed to be "regular interests" are outstanding.

Voting Under the Underlying Agreements

     In the event that there are any matters arising under any of the underlying agreements governing the underlying trust funds which require the vote or direction of the holder of the related underlying security, the trustee, as holder of the underlying security on behalf of the trust, will vote the underlying security in accordance with instructions received from the holders of a Majority in Interest of each class of certificates. In the absence of any instructions, the trustee will not vote the underlying securities. However, notwithstanding the absence of instructions, in the event a required distribution pursuant to the applicable underlying agreement shall not have been made, the trustee shall, subject to the provisions of the trust agreement, pursue the remedies that may be available to it as holder of the underlying security in accordance with the terms of the applicable underlying agreement.

Book-Entry Registration and Definitive Certificates

     The offered certificates (other than the Class [____] Certificate) initially will be book-entry certificates. Persons and entities that acquire beneficial ownership in the offered certificates will be deemed "certificate owners" and will hold their offered certificates through DTC [in the United States, or Clearsteam Bank, societe anonyme, or Euroclear (in Europe)] if they are participants in [that] [those] system[s], or indirectly through organizations which are participants in [that] [those] system[s]. The book-entry certificates will be issued in the form of one or more certificates which equal the aggregate principal balance of the offered certificates and will initially be registered in the name of Cede & Co., as nominee of DTC. [Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, and The Chase Manhattan Bank will act as depositary for Euroclear. Investors may hold such beneficial interests in the book-entry certificates in minimum denominations of $50,000. Except as described below, no beneficial owner of a book-entry certificate will be entitled to receive a definitive (i.e., physical) certificate. Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the offered certificates will be Cede, as nominee of DTC. Beneficial owners of certificates will not be "Certificateholders" as that term is used in the trust agreement. Beneficial owners of certificates are only permitted to exercise their rights indirectly through DTC participants.

     A beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of the book-entry certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC if the beneficial owner's financial intermediary is not a DTC participant [and on the records of Clearstream or Euroclear, as appropriate]).

     Beneficial owners will receive all distributions of principal of and interest on the offered certificates from the trustee through DTC and DTC participants. While the offered certificates are outstanding (except under the circumstances described below), DTC rules (consisting of the rules, regulations and procedures creating and affecting DTC and its operations) require that DTC

     o make book-entry transfers among participants on whose behalf it acts with respect to the offered certificates and

     o receive and transmit distributions of principal of, and interest on, the offered certificates.

Participants and indirect participants with which beneficial owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective certificate owners. Accordingly, although beneficial owners of certificates will not possess physical certificates representing their respective interests in the offered certificates, DTC rules provide a mechanism by which certificate owners will receive distributions and will be able to transfer their interests.

     Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until definitive certificates are issued, certificateholders which are not DTC participants may transfer ownership of offered certificates only through participants and indirect participants by instructing participants and indirect participants to transfer offered certificates, by book-entry transfer, through DTC for the account of the purchasers of the offered certificates, which account is maintained with their respective participants. Under DTC rules and in accordance with DTC's normal procedures, transfers of ownership of offered certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing certificateholders.

     [Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the certificates, see "Material Federal Income Tax Consequences--REMIC Certificates --Regular Certificates--Non-U.S. Persons" and "--Information Reporting and Backup Withholding" in the prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I to this prospectus supplement.]

     Transfers between DTC participants will occur in accordance with DTC rules. [Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.]

     [Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary. However, these cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European depositaries.]

     DTC is a New York-chartered limited purpose trust company, and performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of book-entry certificates will be subject to DTC rules as in effect from time to time.

     [Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited liability company under Luxembourg law. Clearstream is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Clearstream's stock.]

     [Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Institut Monetaire Luxembourgeois (i.e., the Luxembourg Monetary Authority), which supervises Luxembourg banks.]

     [Clearstream holds securities for Clearstream participants and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Clearstream provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream also deals with domestic securities markets in several countries through established depository and custodial relationships. Clearstream has established an electronic bridge with Morgan Guaranty Trust as the Euroclear operator in Brussels to facilitate settlement of trades between systems. Clearstream currently accepts over 70,000 securities issues on its books.]

     [Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's United States customers are limited to securities brokers and dealers and banks. Currently, Clearstream has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream is available to other institutions which clear through or maintain a custodial relationship with an account holder of Clearstream.]

     [Euroclear was created in 1968 to hold securities for Euroclear participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgian office of Morgan Guaranty Trust Company of New York, under contract with Euroclear Clearance Systems, S.C., a Belgian cooperative corporation, which establishes policy for Euroclear on behalf of the Euroclear participants. All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not with Euroclear Clearance Systems. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.]

     [The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.]

     [Securities clearance accounts and cash accounts with the Euroclear operator are governed by the terms and conditions Governing Use of Euroclear and the related operating procedures of the Euroclear System and applicable Belgian law govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.]

     Distributions on the book-entry certificates will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting these payment amounts to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing the payments to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. In turn, each financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

     Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede. [Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences--REMIC Certificates--Regular Certificates--Non-U.S. Persons" and "--Information Reporting and Backup Withholding" in the prospectus.] Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in DTC, or otherwise take actions in respect of book-entry certificates, may be limited due to the lack of physical certificates. In addition, issuance of certificates in book-entry form may reduce the liquidity of the certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the Financial Intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

     DTC has advised the trustee that, unless and until definitive certificates are issued, DTC will take any action permitted to be taken by the holders of the book-entry certificates under the pooling and servicing agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry certificates are credited, to the extent that such actions are taken on behalf of financial intermediaries whose holdings include book-entry certificates. [Clearstream or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the pooling and servicing agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect such actions on its behalf through DTC.] DTC may take actions, at the direction of the related participants, with respect to some offered certificates which conflict with actions taken with respect to other offered certificates.

     Definitive certificates will be issued to beneficial owners of the book-entry certificates, or their nominees, rather than to DTC, only if

     o DTC or [______________] advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry certificates and [________________] or the trustee is unable to locate a qualified successor,

     o [_________________], at its sole option, with the consent of the trustee, elects to terminate a book-entry system through DTC or

     o after the occurrence of an event of default, beneficial owners having percentage interests aggregating not less than 51% of the book-entry certificates advise the trustee and DTC through the financial intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or any successor) is no longer in the best interests of beneficial owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of the event and the availability through DTC of definitive certificates. Upon surrender by DTC of the global certificate or certificates representing the book-entry certificates and instructions for re-registration, the trustee will issue definitive certificates, and thereafter the trustee will recognize the holders of such definitive certificates as "Certificateholders" under the trust agreement.

     Although DTC [, Clearstream and Euroclear] have agreed to the foregoing procedures in order to facilitate transfers of offered certificates among participants of DTC, [Clearstream and Euroclear,] they are under no obligation to perform or continue to perform those procedures, which may be discontinued at any time.

     Neither the depositor nor the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests.

                   Description of the Underlying Securities

     All of the information contained herein with respect to the underlying securities is based solely on (i) information contained in the underlying agreements and (ii) information obtained from the monthly statements provided by the underlying trustees in connection with the __________ 200_ underlying remittance dates for the underlying securities. None of the depositor, the underwriter or the trustee has the ability independently to verify the accuracy of this information and, accordingly, none of the depositor, the underwriter or the trustee will make any representation or warranty as to the accuracy of the information. Prospective investors are advised to consider the limited nature of the available information in evaluating the suitability of any investment in the offered certificates.

General

     The trust assets will consist primarily of the following:

     o approximately [____]% of the Series [____] underlying security, issued pursuant to a pooling and servicing agreement dated as of __________, 200_ among [_______________], as depositor,
          [_______________], as seller and master servicer, and [_______________], as trustee;

     o approximately [____]% of the Series [____] underlying security, issued pursuant to a pooling and servicing agreement dated as of __________, 200_ among [_______________], as depositor,
          [_______________], as seller and master servicer, and [_______________], as trustee; and

     o [____]% of the Series [____] underlying security, issued pursuant to a pooling and servicing agreement dated as of __________, 200_ among [_______________], as depositor, [_______________], as seller and master servicer, and [_______________], as trustee.

     Each of the [____] underlying securities evidences a senior interest in one of [____] underlying trust funds established pursuant to the related underlying agreement and was issued together with other [___] underlying senior interests, certain related underlying subordinate interests and certain residual interests. Each of the underlying trust funds consists primarily of the related underlying mortgage loans secured by first liens on one- to four-family residential properties. The mortgage pool principal balance of the underlying mortgage loans included in the three mortgage loan groups directly backing the underlying securities as of the underlying remittance date in __________ 200_ were approximately $[__________], $[__________] and
$[__________], respectively.

     The servicer is required to deposit, or cause to be deposited, in each underlying security Account on a daily basis the payments and collections on the underlying mortgage loans, except that the servicer will deduct its servicing fee and any expenses of liquidating defaulted underlying mortgage loans or the related REO property.

     The underlying subordinate interests are subordinate to the related underlying senior interests with respect to the right to receive distributions from the related underlying trust fund and, accordingly, no distributions will be made on the underlying subordinate interests with respect to any underlying trust fund on an underlying remittance date until all required distributions have been made on the related underlying senior interests for that date. In addition, all losses (other than Excess Losses) on the underlying mortgage loans included in any underlying trust fund will be borne first by the related underlying subordinate interests before being borne by the related underlying senior interests.

     Based solely on the monthly statements provided by the underlying trustees in connection with the __________ 200_ underlying remittance dates, which statements have not been independently verified for accuracy, the Series [____] underlying security, the Series [____] underlying security and the Series [____] underlying security had principal balances of approximately $[__________], $[__________] and $[__________], respectively, after giving effect to the distributions on that date, representing approximately [____]%, [____]% and [____]% of the related mortgage pool principal balances for the respective underlying trust funds.

Distributions on the Underlying Securities

     Distributions of principal and interest on the underlying securities will be made on each underlying remittance date.

     Scheduled principal received on the underlying mortgage loans held in each underlying trust fund will be passed through monthly on the underlying remittance date occurring in the month in which the related due date occurs. The due date is the [____] day of each calendar month, being the day of the month on which a payment of interest and principal is due for each underlying mortgage loan, exclusive of any days of grace. With respect to the underlying securities, principal prepayments received during the period from the [___] day of any month to the [___] day of that month will be passed through on the underlying remittance date occurring in the month following receipt.

     Interest received on each underlying mortgage loan will be passed through monthly on the underlying remittance date occurring in the month in which the due date occurs, at the pass-through rate for that underlying mortgage loan.

     On each underlying remittance date, there will be distributed from, and to the extent of, available funds for each of the applicable mortgage loan groups in the underlying trust funds, an amount up to the amount required to be paid in respect of the related underlying security.

     For a further description of the distribution of principal on the underlying securities, see "Description of the Certificates" in the excerpts from the underlying supplements attached hereto as Exhibit A.

Subordinated Interests

     The underlying securities, which represent senior interests in the underlying trust funds, evidence the right of the holders thereof to receive distributions on the related underlying mortgage loans before any distributions have been made to holders of the related underlying subordinate interests. This subordination is intended to enhance the likelihood of regular receipt by holders of the underlying senior interests of the full amount of monthly distributions due them and to protect holders of the underlying senior interests against losses and other cash flow shortfalls. If, on any underlying remittance date, holders of the underlying senior interests are paid less than the amount due to them on that date, the interest of the holders of the underlying senior interests in the related underlying trust funds will vary so as to preserve the entitlement of the underlying senior interests to unpaid principal of the underlying mortgage loans and interest thereon.

     If at any time the underlying subordinate interests with respect to any of the underlying trust funds have been extinguished, all future losses or shortfalls due to delinquent payments on the related underlying mortgage loans for which no advance is made by the servicer will be borne by the related underlying senior interests. Amounts actually paid at any time to the holder of the related underlying security will not be subsequently recoverable from that holder.

Allocation of Losses to the Underlying Securities

     Realized Losses on the underlying mortgage loans in the underlying trust funds (other than Excess Losses) will be allocated to the related underlying subordinate interests before they are allocated to the related underlying senior interests (including the underlying securities). If the aggregate principal balance of the underlying subordinate interests with respect to any underlying trust fund is reduced to zero, the amount of all such future losses on the underlying mortgage loans held in that underlying trust fund will be allocated to the related underlying senior interests (including the applicable underlying security), pro rata, based on their respective outstanding principal balances.

     Excess Losses on underlying mortgage loans and on mortgage loans in the other mortgage loan group held in the same underlying trust fund whose losses are covered by the same underlying subordinate interests will be allocated to all underlying senior interests relating to those mortgage loan groups, including the applicable underlying security.

Adjustment to the Servicing Fee in Each Underlying Trust Fund in Connection with Prepaid Underlying Mortgage Loans

     When a mortgagor makes a full or partial principal prepayment of an underlying mortgage loan between due dates, the mortgagor may be required to pay interest on the principal balance thereof only to the date of prepayment. In order to minimize any resulting shortfall in interest, the related portion of the servicing fee owed to the servicer will be reduced to the extent necessary to include an amount in payments in respect of the related underlying security equal to a full month's interest payment at the underlying pass-through rate with respect to that prepaid underlying mortgage loan. In the event the aggregate amount of interest shortfalls exceeds the related portions of the servicing fee, then the amount of the excess will be allocated to the related underlying security, thereby reducing the interest distributable thereon on the related underlying remittance date.

Advances

     The servicer is obligated to make advances of cash each month for distribution on each of the underlying securities equal to the difference between the amount due on that underlying security and the amount in the related underlying security account to be distributed to them pursuant to the underlying agreement, but only to the extent the difference is attributable to delinquent monthly payments due during the immediately preceding due period. The servicer is not under any obligation to make an advance with respect to any underlying mortgage loan if the servicer determines, in its sole discretion, that the advance will not be recoverable from future payments and collections on that underlying mortgage loan. Advances are intended to maintain a regular flow of scheduled interest and principal payments on each of the underlying securities, not to guarantee or insure against losses. Accordingly, any funds so advanced are recoverable by the servicer out of amounts received on the underlying mortgage loans.

Optional Termination of the Underlying Trust Funds

     The underlying depositor may, on any underlying remittance date, purchase from any of the underlying trust funds all mortgage loans (including the related underlying mortgage loans) in that underlying trust fund remaining outstanding if the aggregate unpaid principal balance of those mortgage loans is less than [____]% of the aggregate unpaid principal balance thereof as of the related cut-off date. The purchase price will be distributed on the related underlying security in the month following the month of that purchase.

     For additional information on the underlying securities, investors should carefully review (i) the excerpts from the underlying supplements attached hereto as Exhibit A and (ii) the underlying remittance date statements, excerpts of which are attached hereto as Exhibit B. Information regarding the underlying securities, including information regarding related payment priorities and allocation of losses, is set forth in the attached Exhibits. Any information contained in this prospectus supplement (including Appendix I and the Exhibits hereto) with respect to the underlying securities or the underlying mortgage loans has been obtained by the depositor from the underlying supplements or underlying remittance date statements provided by the underlying trustees or the servicer, and has not been independently verified by the depositor, the underwriter or the trustee. The underlying supplements and all other offering materials described above for the underlying securities were prepared by the underlying depositor. None of the depositor, the underwriter or the trustee makes any representation as to the accuracy or completeness of the information in the underlying supplements, the underlying remittance date statements or other related materials.

                 Description of the Underlying Mortgage Loans

     All of the information contained herein with respect to the underlying mortgage loans is based solely on (i) information contained in the related underlying supplements and (ii) information obtained from the underlying trustees in connection with the underlying remittance date statements. None of the depositor, the underwriter or the trustee has the ability independently to verify the accuracy of this information and, accordingly, none of the depositor, the underwriter or the trustee will make any representation or warranty as to the accuracy of that information. Prospective investors are advised to consider the limited nature of the available information when evaluating the suitability of any investment in the offered certificates.

     Origination and Underwriting. Each underlying mortgage loan was originated with credit, appraisal and underwriting guidelines applied by [__________] to evaluate the prospective borrower's credit standing and repayment ability and the value and adequacy of the mortgaged property as collateral in accordance with applicable federal and state laws and regulations. Certain of the underlying mortgage loans have been originated under "reduced documentation" or "no documentation" programs which require less documentation and verification than do traditional "full documentation" programs. Generally, under a "reduced documentation" program, no verification of a mortgagor's stated income is undertaken by the originator. Under a "no documentation" program, no verification of a mortgagor's income or assets is undertaken by the originator. The underwriting for the underlying mortgage loans may have been based primarily on an appraisal of the underlying mortgaged property and the loan-to-value ratio at origination. For a complete description of the underwriting policies applied to the underlying mortgage loans, see "The Mortgage Pool - Underwriting Standards" in the excerpts from the underlying supplements attached hereto as Exhibit A.

     Selected Underlying Mortgage Loan Data. The tables on pages I-[__] through I-[__] summarize certain characteristics of the underlying mortgage loans included in each underlying trust fund as the underlying mortgage loans were constituted as of __________, 200_. It is expected that the information set forth herein will be representative of the characteristics of the underlying mortgage loans as of the date hereof, although prior to issuance of the offered certificates, certain of the underlying mortgage loans may be (or may have been) prepaid in full or in part or may be repurchased as described herein.

     Servicing of the Underlying Mortgage Loans. The servicer acts as servicer and provides customary servicing functions with respect to the underlying mortgage loans. The servicer is entitled to a servicing fee for its servicing activities.

     The following tables set forth certain delinquency information with respect to the underlying mortgage loans with respect to each of the underlying trust funds, substantially all of which has been obtained from the monthly statements provided by the underlying trustees in connection with the __________, 200_ underlying remittance date for the underlying securities.

     The delinquency, foreclosure and REO percentages given in the following tables are percentages of the related aggregate mortgage pool principal balance as of _____, 200__, and the cumulative losses percentage is the percentage of the related aggregate mortgage pool principal balance as of the related original issue date of the underlying security.

     The information contained in the following tables may not be indicative of future delinquent payment rates of the underlying mortgage loans or reductions in the principal balances of the underlying securities.


                               Underlying Mortgage Loan Delinquency Information as of __________, 200_
                                          Relating to the Series [____] Underlying Security


  Mortgage Pool      Mortgage Pool
Principal Balance  Principal Balance      30 - 59 Days               60 - 89 Days               90 + Days                    In
 as of Original    as of __________,       Delinquent                 Delinquent               Delinquent               Foreclosure
   Issue Date            200_         #      Balance      %      #    Balance(1)     %     #     Balance      %     #    Balance(1)
   ---------             ----         -      -------      -      -    ----------     -     -     -------      -     -    ----------

  $[__________]    $[__________]     [_]     $[____]    [__]%   [_]    $[____]     [__]%  [_]    $[____]    [__]%  [_]     $[___]













[Table Cont'd]

  Mortgage Pool
Principal Balance
 as of Original                                          Cumulative  Cumulative
   Issue Date          %      #   R.E.O. Balance    %      Losses     Losses %
   ---------           -      -          -------    -      ------     --------

  $[__________]      [__]%   [_]      $[____]     [__]%   $[____]       [__]%
















                               Underlying Mortgage Loan Delinquency Information as of __________, 200_
                                          Relating to the Series [____] Underlying Security



  Mortgage Pool
    Principal      Mortgage Pool         31 - 60                  61- 90
  Balance as of      Principal            Days                     Days                   91 + Days                    In
 Original Issue    Balance as of       Delinquent               Delinquent               Delinquent               Foreclosure
      Date        __________, 200_  #    Balance      %      #    Balance      %     #     Balance      %     #     Balance     %
      ----        ----------------  -    -------      -      -    -------      -     -     -------      -     -     -------     -


  $[_________]    $[____________]  [_]   $[___]     [__]%   [_] $[________]  [__]%  [_]    $[___]     [__]%  [_]  $[________]  [__]














[Table Cont'd]

  Mortgage Pool
    Principal
  Balance as of
 Original Issue                 R.E.O.            Cumulative  Cumulative
      Date         %     #     Balance     %       Losses     Losses %
      ----         -     -     -------     -       ------     --------


  $[_________]    [_]%  [_]    $[___]    [__]%     $[__-]       [__]%


















                              Underlying Mortgage Loan Delinquency Information as of ___________, 200_
                                          Relating to the Series [____] Underlying Security

  Mortgage Pool
    Principal      Mortgage Pool          31 - 60                 61 - 90
  Balance as of      Principal             Days                     Days                  91 + Days                  In
 Original Issue    Balance as of        Delinquent               Delinquent              Delinquent               Foreclosure
      Date        __________, 200_  #     Balance     %     #     Balance      %     #    Balance      %     #       Balance   %
      ----        ----------------  -     -------     -     -     -------      -     -    -------      -     -       -------   -
  $[_________]    $[____________]  [_]   $[___]     [__]%  [_]    $[___]     [__]%  [_]   $[___]     [__]%  [_]    $[___]    [__]













[Table Cont'd]

  Mortgage Pool
    Principal
  Balance as of
 Original Issue                                       Cumulative   Cumulative
      Date        %      #     R.E.O. Balance   %       Losses     Losses %
      ----        -      -            -------   -       ------     --------
  $[_________]   [__]%   [_]     $[___]        [__]%     $[___]       [__]%















                                 The Depositor

     The depositor, Greenwich Capital Acceptance, Inc., is a Delaware corporation organized on April 23, 1987 for the limited purpose of acquiring, owning and transferring certain mortgage-related assets and selling interests therein or bonds secured thereby. It is an indirect, limited purpose finance subsidiary of National Westminster Bank Plc and an affiliate of Greenwich Capital Markets, Inc. Greenwich Capital Markets, Inc. is a registered broker-dealer engaged in the U.S. government securities and related capital markets business. The depositor maintains its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830. Its telephone number is (203) 625-2700.

     Neither the depositor nor any of its affiliates will insure or guarantee distributions on the certificates.

                 Yield, Prepayment and Maturity Considerations

Yield Considerations

     If the purchaser of an offered certificate offered at a discount calculates the anticipated yield to maturity of that offered certificate based on an assumed rate of payment of principal that is faster than that actually received on the underlying mortgage loans and, in turn, on the underlying securities, the actual yield to maturity will be lower than that so calculated. If the purchaser of an offered certificate offered at a premium calculates the anticipated yield to maturity of that offered certificate based on an assumed rate of payment of principal that is slower than that actually received on the underlying mortgage loans and, in turn, on the underlying securities, the actual yield to maturity will be lower than that so calculated.

     The yield to maturity of the offered certificates and the aggregate amount of distributions on the offered certificates will be related to the timing and amount of principal distributions on the underlying securities, which will be related to the rate of payment of principal (including prepayments) on the underlying mortgage loans and the allocation of principal payments in accordance with the priorities discussed in the excerpts from the underlying supplements contained in Exhibit A hereto. The rate of principal payments on the underlying mortgage loans will be affected by the amortization schedules of the underlying mortgage loans and by the timing and amount of principal prepayments thereon (for this purpose, the term "prepayment" also includes payments resulting from refinancings and liquidations of the underlying mortgage loans due to defaults, casualties, condemnations and purchases of the underlying mortgage loans).

     The model used in this prospectus supplement is the "PSA," which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The PSA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the underlying mortgage loans. A [____]% PSA assumes constant prepayment rates of [____]% per annum of the then outstanding principal balance of the underlying mortgage loans in the first month of the life of the mortgage loans and an additional [____]% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the underlying mortgage loans, [____]% PSA assumes a constant prepayment rate of [____]% per annum each month. As used in the table below, [____]% PSA assumes prepayment rates equal to [____]% of the [____]% PSA i.e., no prepayments. Correspondingly, [____]% PSA assumes prepayment rates equal to [____]% of the [____]% PSA, and so forth.

     The decrement tables included in this prospectus supplement indicate the weighted average lives of the offered certificates and set forth the percentage of the original principal amount of the offered certificates that would be outstanding after each of the distribution dates shown at various percentages of PSA assuming that there is no optional termination of any of the underlying trust funds. See "Yield and Prepayment Considerations" in the prospectus.

     Variations in actual prepayment experience (including prepayments resulting from defaults) for the underlying mortgage loans will increase or decrease the percentages of principal amounts (and weighted average lives) shown in the decrement tables. There is no assurance that payments of the underlying mortgage loans will conform to any of the percentages of PSA described in the decrement tables. Among other things, the decrement tables assume that the underlying mortgage loans prepay at the indicated constant rates, notwithstanding the fact that the underlying mortgage loans may vary substantially as to geography, interest rate and remaining terms.

Factors Affecting Prepayments on the Underlying Mortgage Loans

     [____] of the underlying mortgage loans in the underlying trust funds are fixed rate mortgage loans. The rate of payments (including prepayments) on pools of mortgage loans are influenced by a variety of economic, geographic, social, tax, legal and other factors. If prevailing mortgage rates fall significantly below the then current fixed rate on the underlying mortgage loans, the rate of prepayment resulting from refinancing would be expected to increase, particularly because the availability of fixed or adjustable rate mortgage loans at competitive interest rates may encourage borrowers to prepay their underlying mortgage loans. Conversely, if prevailing mortgage rates rise significantly above the then current fixed rates on the underlying mortgage loans, the rate of prepayments on the underlying mortgage loans would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged premises and servicing decisions. The underlying mortgage loans may be prepaid at any time by borrowers. Investors are cautioned that past prepayment rates are unlikely to be indicative of future prepayment rates. No assurance can be given as to the rate of principal payments or prepayments on the underlying mortgage loans and, consequently, on the offered certificates.

     Substantially all of the underlying mortgage loans contain "due-on-sale" clauses. However, the servicer may choose not to accelerate an underlying mortgage loan upon conveyance of the related mortgaged premises if the servicer would make a similar decision with respect to a comparable mortgage loan held for its own account. The weighted average lives of the offered certificates will be decreased to the extent that the sale of mortgaged premises securing the underlying mortgage loans will result in the prepayment of those loans.

Early Termination of the Underlying Trust Funds

     As noted in "Description of the Underlying Securities--Optional Termination of the Underlying Trust Funds" in this prospectus supplement, the underlying depositor with respect to each underlying trust fund may redeem the related underlying security on or after any underlying remittance date on which, after taking into account payments of principal and allocations of Realized Losses, if any, to be made on that date, the aggregate outstanding principal amount of all mortgage loans held in the related underlying trust fund (including the related underlying mortgage loans) is less than [____]% of their aggregate principal amount as of the cut-off date for that underlying trust fund. In that event, the related underlying trust fund may be terminated. The termination of any underlying trust fund will result in the receipt by holders of the applicable class or classes of offered certificates of principal payments that could affect the yields to maturity on those certificates and will have the effect of shortening the weighted average life or lives of those certificates.

Weighted Average Lives of the Certificates

     Weighted average life refers to the average amount of time that will elapse from the date of delivery of a security until each dollar of principal of that security will be repaid to the investor. The weighted average life of each class of offered certificates will be influenced by

     o rate at which principal of the underlying mortgage loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes payments resulting from refinancings, liquidations of the underlying mortgage loans due to defaults, casualties, indemnifications and purchases by or on behalf of the servicer),

     o optional termination with respect to any of the underlying trust funds, and

     o any required repurchase by an underlying depositor of any of the underlying securities as a result of a breach of certain representations and warranties made by the underlying depositor.

Assumed Final Distribution Dates

     The assumed final distribution date for each class of certificates (other than the Class [____] Certificates and Class [____] Certificates) is __________, 20__, which is the distribution date immediately following the latest scheduled maturity date for any underlying mortgage loan. The assumed final distribution dates for the Class [____] Certificates and Class [____] Certificates are __________, 20__ and __________, 20__, respectively. The assumed final distribution dates for the Class [____] Certificates and Class [____] Certificates were calculated based on the structuring assumptions contained in "--Modeling Assumptions" below and assuming a prepayment speed on the underlying mortgage loans of [____]% PSA. No event of default, change in the priorities for distribution among the various Classes or other provisions under the trust agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any class of certificates on or before its assumed final distribution date.

Modeling Assumptions

     The decrement tables in this prospectus supplement have been prepared on the basis of, among other things, the following modeling assumptions:

          (i) all scheduled payments on the underlying mortgage loans are timely received on the first day of each month, commencing in __________, 200_;

          (ii) the underlying mortgage loans will prepay monthly at the specified percentages of PSA;

          (iii) all principal prepayments constitute prepayments in full of the underlying mortgage loans, are received on the last day of each month, commencing in __________, 200_, and include 30 days' interest thereon;

          (iv) there are no defaults, losses or interest shortfalls on the underlying mortgage loans prior to or after the closing date;

          (v) the closing date is __________, 200_, and cash distributions are received by the certificateholders on the [____] day of each month, commencing in __________, 200_ (distributions will not include any distributions received on the underlying securities on or before the __________, 200_ underlying remittance date);

          (vi) the underlying mortgage loans have been amortized using the respective scheduled payments, outstanding principal balances (prior to giving effect to prepayments received during the related prepayment period) and interest rates;

          (vii) no optional termination of the trust or the underlying trust funds occurs;

          (viii) the classes of offered certificates have the initial principal amounts specified on the cover page of this prospectus supplement;

          (ix) the outstanding principal amount of the underlying senior interests and the underlying subordinate interests are as set forth in the __________, 200_ underlying remittance date monthly statements;

          (x) for each underlying trust fund and related underlying security, the related underlying senior interests were aggregated as one security, and the related underlying subordinate interests were aggregated as one security calculated as the difference between (a) the related mortgage pool principal balance as of the underlying remittance date in __________, 200_ and (b) the aggregate of the related underlying senior interests;

          (xi) the aggregate underlying senior interests and aggregate underlying subordinate interests described in clause (x) above are as follows:

               (a) [__________] Trust Series [____]: $[____] and $[____];

               (b) [__________] Trust Series [____]: $[____] and $[____]; and

               (c) [__________] Trust Series [____]: $[____] and $[____];

          (xii) each underlying trust fund included only the mortgage loan groups relating to the applicable underlying mortgage loans, and any additional mortgage loan groups held in that underlying trust fund were disregarded;

          (xiii) for purposes of determining the amount of cash from the underlying securities that will be allocated to the certificates, the following percentages were used:

               (a) Series [____] underlying security: [____]%;

               (b) Series [____] underlying security: [____]%; and

               (c) Series [____] underlying security: [____]%;

          (xiv) except with respect to the modeling assumptions set forth in clauses (x) - (xii) above, payments of principal with respect to the underlying trust funds are made in accordance with the methodologies and priorities set forth in the underlying supplements; and

          (xv) the underlying mortgage loans held in the specified underlying trust funds have the following characteristics:


--------------------- ----------------------- --------------- ----------------- ------------------- --------------------
                       Principal Balance of
  Underlying Trust     Underlying Mortgage                                        Remaining Term
       Funds                Loans ($)         Gross Rate (%)    Net Rate (%)         (months)        Loan Age (months)
--------------------- ----------------------- --------------- ----------------- ------------------- --------------------
[____] Trust Series        [__________]          [_____]          [_____]            [_____]              [_____]
[----]
--------------------- ----------------------- --------------- ----------------- ------------------- --------------------
[____] Trust Series
[----]                     [----------]          [-----]          [-----]            [-----]              [-----]
--------------------- ----------------------- --------------- ----------------- ------------------- --------------------
[____] Trust Series        [__________]          [_____]          [_____]            [_____]              [_____]
[----]
--------------------- ----------------------- --------------- ----------------- ------------------- --------------------


     In the table that appears below, all percentages have been rounded to the nearest whole percentage. The weighted average lives have been determined by

     o multiplying the assumed net reduction, if any, in the principal amount on each distribution date by the number of years from the closing date to the related distribution date,

     o    summing the results, and

     o dividing the sum by the aggregate amount of the assumed net reductions in principal amount.


                        Percent of Initial Certificate Principal Balance Outstanding of the
                           Class [____] Certificates at the Following Percentages of PSA


Distribution Date                                0%       100%       175%        200%       225%       300%       400%
-----------------                                --       ----       ----        ----       ----       ----       ----
Initial Percent                                 100        100        100         100        100        100        100
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
__________ 20__                               [___]      [___]      [___]       [___]      [___]      [___]      [___]
Weighted Average Life in Years                [___]      [___]      [___]       [___]      [___]      [___]      [___]


                                Use of Proceeds

     The depositor will apply the proceeds of the sale of the offered certificates towards the purchase price of the underlying securities, the payment of expenses related to that purchase and other corporate purposes.

                   Material Federal Income Tax Consequences

     Assuming compliance with all provisions of the trust agreement, in the opinion of Brown & Wood LLP, counsel to the depositor, the trust will be characterized as a REMIC within the meaning of section 860D of the Code of 1986, as amended.

     The Class [____], Class [____] and Class [____] Certificates will represent "regular interests" in the REMIC and the Class [____] Certificate will constitute the sole class of "residual interests" in the REMIC. As REMIC regular interests, those certificates will generally be treated as debt for federal income tax purposes. Certificateholders will be required to include in income, all interest and original issue discount on those certificates in accordance with the accrual method of accounting regardless of the certificateholders' usual methods of accounting.

Special Tax Attributes of the Offered Certificates

     As is described more fully under "Material Federal Income Tax Consequences" in the prospectus, the offered certificates (other than the Class [____] Certificate) will represent qualifying assets under Section 856(c)(4)(A) and 7701(a)(19)(C)(v) of the Code, and net interest income attributable to those Certificates will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, to the extent the assets of the trust are assets described in those sections. The offered certificates (other than the Class [____] Certificate) will represent qualifying assets under section 860G(a)(3) of the Code if acquired by a REMIC within the prescribed time periods of the Code.

Original Issue Discount

     The offered certificates may be issued with original issue discount for federal income tax purposes. For purposes of determining the amount and rate of accrual of original issue discount and market discount, the depositor intends to assume that there will be prepayments on the underlying mortgage loans at a rate equal to [____]% PSA. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus.

     The offered certificates may be treated as being issued at a premium. In that case, the certificateholders may elect under section 171 of the Code to amortize the premium under the constant interest method and to treat the amortizable premium as an offset to interest income on the certificates.

     If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a certificateholder, the certificateholder will be permitted to offset those amounts only against the future income, if any, from that certificate. Although the tax treatment is uncertain, a certificateholder may be permitted to deduct a loss to the extent that the certificateholder's remaining basis in that certificate exceeds the maximum amount of future payments to which the holder is entitled, assuming no further principal prepayments of the underlying mortgage loans are received. Although the matter is not free from doubt, any such loss might be treated as a capital loss.

Prohibited Transactions Tax and Other Taxes

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions." In general, subject to certain specified exceptions, a prohibited transaction means the disposition of an underlying mortgage loan, the receipt of income from a source other than an underlying mortgage loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the underlying mortgage loans for temporary investment pending distribution on the certificates. It is not anticipated that the trust will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund that elects to be treated as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of a contributions tax on the trust fund equal to 100% of the value of the contributed property. The trust will not accept contributions that would subject it to that tax.

     In addition, a trust fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. The term "net income from foreclosure property" generally means gain from the sale of a foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the trust will recognize net income from foreclosure property subject to federal income tax.

     In the event that any prohibited transactions tax, contributions tax, tax on net income from foreclosure property or state or local income or franchise tax is imposed on the trust, the tax will be paid with amounts otherwise distributable to the certificateholderss. Pursuant to the trust agreement, the holder of the Class [____] Certificate, as "tax matters" person, is obligated to indemnify the trust for the amount of any taxes. There can be no assurance that the holder of the Class [____] Certificate will have sufficient resources to pay that indemnity to the trust. It is not anticipated that any material state or local income or franchise tax will be imposed on the trust.

The Residual Certificate

     The holder of the Class [____] Certificate must include the taxable income of the REMIC in its federal taxable income. The resulting tax liability of that holder may exceed cash distributions to that holder during certain periods. All or a portion of the taxable income from the Class [____] Certificate recognized by a holder may be treated as "excess inclusion" income, which, with limited exceptions, is subject to U.S. federal income tax.

     Proposed Treasury regulations issued on February 4, 2000 would modify the safe harbor which, if satisfied, provides that transfers of non-economic residual interests are not disregarded for federal income tax purposes. Under these new proposed regulations, a transfer of a non-economic residual interest will not qualify under this safe harbor unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the present value of the sum of

          o  any consideration given to the transferee to acquire the interest,

          o  expected future distributions on the interest, and

          o any anticipated tax savings associated with holding the interest as the REMIC generates losses.

For purposes of this calculation, the present value generally is calculated using a discount rate equal to applicable federal rate. These new proposed regulations indicate that the effective date of the modification to the safe harbor requirements could be as early as February 4, 2000.

     On December 8, 2000, the IRS issued Revenue Procedure 2001-12, effective February 4, 2000 pending finalization of the proposed regulations, which expands the safe harbor for transfers of noneconomic residual interests to include transfers to certain taxable domestic corporations with significant gross and net assets, provided that those corporations agree to transfer the residual interests only to other taxable domestic corporations in transactions qualifying for one of the safe harbor provisions. Eligibility for the expanded safe harbor requires, among other things, that the transferor not know of any facts or circumstances that reasonably indicate that the taxes associated with the residual interest will not be paid. The Revenue Procedure provides that if the amount of consideration given to the transferee to acquire the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor will be deemed to know that the transferee cannot or will not pay those taxes.

     Also, purchasers of the Class [____] Certificate should consider carefully the tax consequences of an investment in Residual Certificates discussed in the Prospectus and should consult their own tax advisors with respect to those consequences. See "Certain Federal Income Tax Consequences--REMIC Certificates--b. Residual Certificates" in the Prospectus. Specifically, prospective holders of the Class [____] Certificate should consult their tax advisors regarding whether, at the time of acquisition, the Class [____] Certificate will be treated as a "non-economic" residual interest, a "non-significant value" residual interest and a "tax avoidance potential" residential interest. See "Material Federal Income Tax Considerations--REMIC Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Noneconomic Residual Certificates" in the Prospectus. Additionally, for information regarding prohibited transactions and treatment of Realized Losses, see "Material Federal Income Tax Considerations--REMIC Certificates--Prohibited Transactions and Other taxes" and "--REMIC Certificates-- Regular Certificates--Treatment of Realized Losses" in the prospectus.

     For further information regarding the federal income tax consequences of investing in the offered certificates, see Material Federal Income Tax Considerations--REMIC Certificates" in the Prospectus.

                             ERISA Considerations

     ERISA and the Internal Revenue Code impose requirements on certain employee benefit plans -- and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which plans, accounts or arrangements are invested -- and on persons who are fiduciaries with respect to these types of plans and arrangements. In this prospectus supplement we refer to these types of plans and arrangements as "Plans."

     ERISA prohibits "parties in interest" with respect to a Plan from engaging in certain transactions involving the Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction.
Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under Section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the offered certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the prospectus.

     Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of those plans may be invested in the offered certificates without regard to the ERISA considerations described in this prospectus supplement and in the prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Except as noted above, investments by Plans that are subject to ERISA are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the offered certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the underlying mortgage loans.

     The U.S. Department of Labor has granted to Greenwich Capital Markets, Inc. Prohibited Transaction Exemption (PTE) 90-59 (Exemption Application No. D-8374), as amended by PTE 97-34 (Exemption Application No. D-10245 and D-10246) and by PTE 2000-58 (Exemption Application No. D-10829), which exempts from the application of the prohibited transaction rules transactions relating to

          o the acquisition, holding and sale by Plans of certain securities representing an undivided interest in certain asset-backed pass-through entities with respect to which Greenwich Capital Markets, Inc. or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate, and

          o the servicing, operation and management of such asset-backed pass-through entities,

provided that the general conditions and certain other requirements set forth in the exemption are satisfied.

     Among the conditions that must be satisfied for the exemption to apply are the following:

     (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

     (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund, except when the trust holds certain types of assets;

     (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three (four, if the trust holds certain types of assets) highest generic rating categories from a rating agency, such as Standard & Poor's, Moody's, or Fitch, Inc.;

     (4) the trustee must not be an affiliate of any other member of the "restricted group" (defined below in the second following paragraph);

     (5) the sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the trust assets the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the any servicer represents not more than reasonable compensation for the servicer's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith;

     (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act of 1933; and

     (7) for certain types of issuers, the documents establishing the issuer and governing the transaction must contain certain provisions to ensure that the issuer's assets may not be received by creditors of the sponsor in the event of the bankruptcy or insolvency of the sponsor.

     The trust fund must also meet the following requirements:

     o the investment pool must consist solely of assets of the type that have been included in other investment pools;

     o certificates evidencing interests in such other investment pools must have been rated in one of the three highest generic rating categories (four, if the investment pool contains certain types of assets) by a rating agency for at least one year prior to the Plan's acquisition of certificates; and

     o certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

     Moreover, the exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust holding receivables as to which the fiduciary (or its affiliate) is an obligor provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested and at least 50% of the aggregate interests in the trust is acquired by persons independent of the restricted rroup; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and
(iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more issuers containing assets sold or serviced by the same entity. The exemption does not apply to Plans sponsored by the "restricted group" consisting of underwriter, the trustee, the master servicer, any obligor with respect to Mortgage Loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, [any issuers,] or any affiliate of these parties.

     Assuming the accuracy of certain statements in the underlying supplements, it is expected that the exemption will apply to the acquisition and holding by Plans of the offered certificates and that all conditions of the exemption other than those within the control of the investors will be met.

     The rating of a security may change. If the rating of a security declines below BBB- or Baa3, the security will no longer be eligible for relief under the exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the security when it had an investment-grade rating would not be required by the exemption to dispose of
it).

     [Because the characteristics of the Class [___________] Certificates may not meet the requirements of, the exemption discussed above or any other issued exemption under ERISA including Prohibited Transaction Class Exemption
(PTCE) 83-1 discussed under "ERISA Considerations" in the prospectus, the purchase and holding of Class [____________] Certificates by a Plan or by individual retirement accounts or other plans subject to section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, initial acquisitions and transfers of the Class [_____________] Certificates will not be registered by the trustee unless the trustee receives: (i) a representation from the acquiror or transferee of such Certificate, to the effect that such transferee is not an employee benefit plan subject to section 406 of ERISA or a plan or arrangement subject to section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of PTCE 95 and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60. The representation as described above shall be deemed to have been made to the trustee by the acquiror or transferee's acceptance of a Class [__________] Certificate that is in book-entry form. In the event that this representation is violated, the attempted transfer or acquisition shall be void and of no effect.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the exemption described above and PTCE 83-1 described in the prospectus, and the potential consequences in their specific circumstances prior to making an investment in the offered certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the offered certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                       Legal Investment Considerations

     Assuming the accuracy of certain representations contained in the underlying agreements (which information is not subject to independent certification) and on the basis of certain assumptions derived from statements included in the underlying supplements, the offered certificates will constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA) so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided for in SMMEA.

     There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the offered certificates or to purchase offered certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them. See "Legal Investment Considerations" in the prospectus.

                            Method of Distribution

     Subject to the terms and conditions set forth in the underwriting agreement between the depositor and the underwriter, the depositor has agreed to sell to the underwriter, and the underwriter has agreed to purchase from the depositor, all of the offered certificates.

     Distribution of the offered certificates will be made by the underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect those transactions by selling offered certificates to or through dealers and those dealers may receive from the underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The underwriter and any dealers that participate with the underwriter in the distribution of the offered certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profits on resale of the offered certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

     The depositor has been advised by the underwriter that it intends to make a market in the offered certificates but has no obligation to do so. There can be no assurance that a secondary market for the offered certificates will develop or, if it does develop, that it will continue.

     The depositor has agreed to indemnify the underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act.

                                 Legal Matters

     Certain legal matters in connection with the issuance of the offered certificates will be passed upon for the depositor and the underwriter by Brown & Wood LLP, New York, New York.

                                    Ratings

     It is a condition to the issuance of the offered certificates that they be rated "[____]" by [__________] and "[______]" by [_________].

     The ratings assigned by the rating agencies named above to mortgage pass-through certificates address the likelihood of the receipt of all distributions by the related certificateholders under the agreements pursuant to which the certificates are issued. The ratings by the rating agencies take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with the certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by the certificates. The ratings by the rating agencies on the certificates do not, however, constitute a statement regarding frequency of prepayments of the mortgage loans.

     The depositor has not engaged any rating agency other than the rating agencies to provide ratings on the offered certificates. However, there can be no assurance as to whether any other rating agency will rate the offered certificates, or, if it does, what rating would be assigned by the other rating agency. Any rating on the offered certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the certificates by the rating agencies. The rating on the Class [____] Certificate only addresses the return of its Certificate Principal Balance and interest thereon at the related pass-through rate.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the offered certificates by the rating agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the offered certificates.

                               Glossary of Terms

     "Available Funds" means, with respect to each distribution date, an amount equal to (a) the amount received by the trustee on and prior to that distribution date as a distribution on the underlying security, reduced by (b) the sum of any expenses reimbursable to the depositor and any taxes imposed upon the trust.

     "Basic Principal Distribution Amount" means, for any distribution date, the portion of Available Funds attributable to principal received with respect to the underlying mortgage loans.

     "Certificate Principal Balance" means, with respect to any certificate and any date of determination, the initial principal balance of that certificate less all distributions made in respect of principal of that certificate on all distribution dates preceding that date of determination and further reduced by all losses allocated to that certificate on any such distribution date.

     "Class [____] Accretion Termination Date" means the distribution date following the distribution date on which the Certificate Principal Balances of the Class [__] Certificates are reduced to zero.

     "Class [____] Accrual Distribution Amount" equals, for any distribution date, the current interest allocated but not distributed with respect to the Class [____] Certificates on that distribution date in accordance with clause
(i) of "Description of the Certificates--Allocation of Available Funds" in this prospectus supplement.

     "Class [____] Pro Rata Distribution Amount" means, for any distribution date, the product of (a) the Class [____] Pro Rata Percentage and (b) the Scheduled Principal Distribution Amount.

     "Class [____] Pro Rata Percentage" equals, for any distribution date, a fraction, the numerator of which is the aggregate of the Certificate Principal Balances of the Class [__] Certificates on that distribution date and the denominator of which is the aggregate of the Certificate Principal Balances of all Classes of certificates on that distribution date.

     "Class [____] Prepayment Distribution Amount" means, for any distribution date, the product of (a) the Principal Prepayment Distribution Amount, (b) the Class [____] Pro Rata Percentage and (c) the Shift Percentage.

     "Class [____] Priority Distribution Amount" means, for any distribution date, the sum of (i) the Class [____] Pro Rata Distribution Amount and (ii) the Class [____] Prepayment Distribution Amount.

     "Class [____] Accretion Termination Date" means the distribution date following the distribution date on which the Certificate Principal Balances of the Class [__] Certificates are reduced to zero.

     "Class [____] Accrual Distribution Amount" equals, for any distribution date, the current interest allocated but not distributed with respect to the Class [____] Certificates on that distribution date in accordance with clause
(i) of "Description of the Certificates--Allocation of Available Funds" in this prospectus supplement.

     "Class [____] Planned Balance" means, for any distribution date, the balance set forth in Appendix II attached hereto.

     "Class [____] Pro Rata Distribution Amount" means, for any distribution date, the product of (a) the Class [____] Pro Rata Percentage and (b) the Basic Principal Distribution Amount.

     "Class [____] Pro Rata Percentage" equals, for any distribution date, a fraction, the numerator of which is the Certificate Principal Balance of the Class [____] Certificate on that distribution date and the denominator of which is the aggregate of the Certificate Principal Balances of all Classes of Certificates on that distribution date.

     "Excess Losses" means Realized Losses on mortgage loans in the underlying trust funds (including the underlying mortgage loans) that exceed the applicable coverage amounts for special hazard losses, fraud losses and bankruptcy losses."

     "Net Prepayment Interest Shortfall" means the amount of any interest reduction with respect to any underlying security on any underlying remittance date as described in this prospectus supplement under "Description of the underlying securities - Adjustment to the Servicing Fee in each underlying trust fund in Connection with Prepaid underlying mortgage loans."

     "Principal Prepayment Distribution Amount" means, with respect to any distribution date, the portion of Available Funds attributable to unscheduled principal received with respect to the underlying mortgage loans.

     "Scheduled Principal Distribution Amount" means, with respect to any distribution date, the portion of Available Funds attributable to scheduled principal received with respect to the underlying mortgage loans.

     "Shift Percentage" for any distribution date will be the percentage indicated below:

             Distribution Date occurring in          Shift Percentage
             ------------------------------          ----------------

             _____ 200_ through _____ 200_           [____]%

             _____ 200_ through _____ 200_           [____]%

             _____ 200_ through _____ 200_           [____]%

             _____ 200_ through _____ 200_           [____]%

             _____ 200_ through _____ 200_           [____]%

             _____ 200_ and thereafter               [____]%


                                                     Appendix I

                          Characteristics of the Underlying Mortgage Loans for
                                          [__________] Trust Series [____]


                                         Current Principal Balances

                                                                                          Percentage of
                                     Number of Mortgage        Aggregate Unpaid          Aggregate Unpaid
  Range of Principal Balances ($)           Loans           Principal Balance ($)     Principal Balance (%)
----------------------------------  --------------------   -----------------------   ------------------------







                                    --------------------   -----------------------   ------------------------
             TOTAL                                         $                                         %
                                    ====================   =======================   ========================



                                                          Mortgage Interest Rates

                                                                                          Percentage of
 Range of Mortgage Interest Rates     Number of Mortgage       Aggregate Unpaid          Aggregate Unpaid
                (%)                         Loans            Principal Balance ($)    Principal Balance (%)
----------------------------------   --------------------   -----------------------   ------------------------




                                     --------------------   -----------------------   ------------------------
             TOTAL                                          $                                       %
                                     ====================   =======================   ========================

         Due to rounding, certain percentages may not add up to 100.00%.



                                           Geographic Distribution of Mortgaged Properties

                                                                                           Percentage of
                                      Number of Mortgage       Aggregate Unpaid          Aggregate Unpaid
               State                        Loans            Principal Balance ($)     Principal Balance (%)
----------------------------------   --------------------   -----------------------   ------------------------



















                                     --------------------   -----------------------   ------------------------
             TOTAL                                          $                                            %
                                     ====================   =======================   ========================


     No more than approximately [____]% of the related underlying mortgage loans are secured by mortgaged properties located in any one postal ZIP code.




                                               Loan Purpose


                                                                                           Percentage of
                                      Number of Mortgage       Aggregate Unpaid          Aggregate Unpaid
     Loan Purposes                          Loans            Principal Balance ($)     Principal Balance (%)
----------------------------------   --------------------   -----------------------   ------------------------
Rate/Term Refinance
Purchase
Cash Out Refinance












                                     --------------------   -----------------------   ------------------------
             TOTAL                                          $                                            %
                                     ====================   =======================   ========================






                                                    Types of Mortgaged Properties



                                                                                           Percentage of
                                      Number of Mortgage       Aggregate Unpaid          Aggregate Unpaid
     Type                                   Loans            Principal Balance ($)     Principal Balance (%)
----------------------------------   --------------------   -----------------------   ------------------------

[____] Units
Condominium
PUD
Single Family Detached









                                     --------------------   -----------------------   ------------------------
             TOTAL                                          $                                            %
                                     ====================   =======================   ========================




                                                        Occupancy Status

                                                                                         Percentage of
                                          Number of            Aggregate Unpaid         Aggregate Unpaid
             Occupancy                  Mortgage Loans      Principal Balance ($)    Principal Balance (%)
----------------------------------   --------------------   -----------------------   ------------------------
      Investor
      Primary
      Second Home













                                     --------------------   -----------------------   ------------------------
             TOTAL                                          $                                            %
                                     ====================   =======================   ========================




                                             Remaining Terms to Maturity



                                                                                         Percentage of
                                          Number of            Aggregate Unpaid         Aggregate Unpaid
   Remaining Term (Months)              Mortgage Loans      Principal Balance ($)    Principal Balance (%)
----------------------------------   --------------------   -----------------------   ------------------------












                                     --------------------   -----------------------   ------------------------
             TOTAL                                          $                                            %
                                     ====================   =======================   ========================







                                                 Appendix II

                                      Planned Principal Balance Tables


Distribution Date                                                                          Principal Balance
-----------------                                                                          -----------------
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]
__________, 20__..............................................................                 [__________]


                                   Exhibit A


         The information about the underlying securities and the underlying mortgage loans contained in this Exhibit A has been obtained from the underlying supplements, which were prepared in connection with the public offerings of the underlying securities. Such information has not been independently represented to the trust as being accurate and complete. Additionally the underlying supplements contain information only as of the respective dates of such documents. You should be aware, however, that material changes may have occurred since the preparation of the underlying supplements and the composition of the related mortgage pools may have changed significantly. There may be considerable differences between the current mortgage loan characteristics and the characteristics described in connection with the issuance of the underlying securities.

         All capitalized terms contained in the following excerpts that are not defined therein have the meanings solely as specified in the underlying supplements.

              Excerpts From The Underlying Supplement Relating To
                       [__________] Trust Series [____]

                               The Mortgage Pool

General







Underwriting Standards





Voting Rights




                        Description of the Certificates

General





Distributions



Priority of Distributions Among Certificates







Distributions of Interest







Distributions of Principal







Allocation of Losses


                                                                                               distribution date:  [_________]


                                                        Exhibit B
                                                        ---------


                                            REMITTANCE DATE STATEMENT FOR THE
                                            [__________] TRUST SERIES [____]
                                           __________, 200_ Distribution Date



                                                [_______________] Trust

                                      [_______________] Certificates, Series [____]


                                     Certificateholder Monthly Distribution Summary


-------------------------------------------------------------------------------------------------------------------------
                                             Certificate                        Pass
                                  Class         Rate          Beginning        Through       Principal       Interest
     Class         Cusip       Description      Type           Balance        Rate (%)      Distribution   Distribution
--------------------------------------------------------------------------------------------------------------------------










---------------------------------------------------------------------------------------------------------------------------
    Totals
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                   Current         Ending       Cumulative
                   Total          Realized         Ending        Realized
Class          Distribution        Losses          Balance         Losses
----------------------------------------------------------------------------







----------------------------------------------------------------------------
   Totals
----------------------------------------------------------------------------



                                                                                               distribution date:  [_________]


                                                [_______________] Trust

                                      [_______________] Certificates, Series [____]



                                              Principal Distribution Detail



---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------------
                                     Original        Beginning        Scheduled                        Unscheduled
                                    Certificate     Certificate       Principal        Accretion        Principal
     Class            Cusip           Balance         Balance       Distribution       Principal       Adjustments
---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------------
















---------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------
    Totals
---------------- ---------------- ---------------- --------------- ---------------- ---------------- ----------------



----------------    ---------------- ---------------- ---------------
                                          Ending           Ending
                        Current         Certificate     Certificate
     Class          Realized Losses       Balance          Factor
----------------    ---------------- ---------------- ---------------











---------------- ---------------- ---------------- ---------------
    Totals
---------------- ---------------- ---------------- ---------------


                                                                                               distribution date:  [_________]


                                                [_______________] Trust

                                      [_______________] Certificates, Series [____]


                                              Interest Distribution Detail


------------------ --------------- ---------------- ---------------- --------------- ---------------- ---------------
                     Beginning          Pass            Accrued        Cumulative                         Total
                    Certificate        Through          Optimal          Unpaid         Deferred         Interest
      Class           Balance         Rate (%)         Interest         Interest        Interest           Due
------------------ --------------- ---------------- ---------------- --------------- ---------------- ---------------








---------------------------------- --------------- ----------------
     Totals
---------------------------------- --------------- ----------------




---------------------------------- --------------- ----------------
                                    Unscheduled
                  Net Prepayment      Interest        Interest
      Class        Int Shortfall     Adjustment         Paid
---------------------------------- --------------- ----------------




------------------ --------------- ---------------- ----------------
     Totals
------------------ --------------- ---------------- ----------------



                                                                                               distribution date:  [_________]


                                                [_______________] Trust

                                      [_______________] Certificates, Series [____]


                                     Current Payment Information Factors per $1,000



------------- ---------- ---------------- ------------------- ----------------- ---------------- ------------------- ------------
                            Original                                                                                      Pass
                           Certificate     Beginning Cert.       Principal         Interest         Ending Cert.        Through
      Class     Cusip        Balance       Notional Balance     Distribution     Distribution     Notional Balance      Rate (%)
------------- ---------- ---------------- ------------------- ----------------- ---------------- ------------------- ------------










------------- ---------- ---------------- ------------------- ----------------- ---------------- ------------------- ------------
     Totals
------------- ---------- ---------------- ------------------- ----------------- ---------------- ------------------- ------------

---------------------------------------------------------------------------
                      RECONCILIATION REPORT
---------------------------------------------------------------------------
                                                  ISSUE DATE     :
[_______________] Trust Series [_____]            DISTRIBUTION DATE:
[_______________] Certificates, Series [_____]    DETERMINATION DATE:
                                                  RUN DATE:
---------------------------------------------------------------------------

         Pool Level Data
         Distribution Date
         Cut-off Date
         Determination Date
         Accrual Period                                Begin
                                                       End
         Number of Days in
    Accrual           Period

                     Collateral Information
         Group 1
         Cut-off Date Balance

         Beginning Aggregate Pool Stated Principal Balance
         Ending Aggregate Pool Stated Principal Balance

         Beginning Aggregate Certificate Stated Principal Balance
         Ending Aggregate Certificate Stated Principal Balance

         Beginning Aggregate Loan Count
         Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement
         Ending Aggregate Loan Count

         Beginning Weighted Average Loan Rate (WAC)
         Ending Weighted Average Loan Rate (WAC)

         Beginning Net Weighted Average Loan Rate
         Ending Net Weighted Average Loan Rate

         Weighted Average Maturity (WAM) (Months)

         Servicer Advances

         Aggregate Pool Prepayment
         Pool Prepayment Rate

         Group 2

         Cut-Off Date Balance

         Beginning Aggregate Pool Stated Principal Balance
         Ending Aggregate Pool Stated Principal Balance

         Beginning Aggregate Certificate Stated Principal Balance
         Ending Aggregate Certificated Stated Principal Balance

         Beginning Aggregate  Loan Count
         Loans Paid Off or Otherwise Removed Pursuant to Pooling and
         Servicing
         Agreement
         Ending Aggregate Loan Count

         Group 2

         Beginning  Weighted Average Loan Rate (WAC)
         Ending Weighted Average Loan Rate (WAC)

         Beginning Net Weighted Average Loan Rate
         Ending Net Weighted Loan Rate

         Weighted Average Loan Rate (WAC) (Months)

         Servicer Advances

         Aggregate Pool Prepayment
         Pool Prepayment Rate

         Certificate Account

         Beginning Balance

         Deposit
         Payments of Interest and Principal
         Liquidation Proceeds
         All Other Proceeds
         Other Amounts

         Total Deposits

         Withdrawals
         Reimbursement of Servicer Advances
         Payment of Master Servicer Fees
         Payment of Sub Servicer Fees
         Payment of Other Fees
         Payment of Insurances Premium(s)
         Payment of Personal Mortgage Insurance
         Other Permitted Withdrawal per the Pooling and Service Agreement Payment of Principal and Interest
         Total Withdrawals

         Ending Balance

         Prepayment Compensation
         Total Gross Prepayment Interest Shortfall
         Compensation for Gross PPIS from Servicing Fees
         Other Gross PPIS Compensation

         Total Net PPIS (Non-Supported PPIS)

         Master Servicing Fees Paid
         Sub Servicing Fees Paid
         Insurance Premium(s) Paid
         Personal Mortgage Insurance Fees Paid
         Other Fees Paid

         Total Fees






                                                    Delinquency Information

         Group 1

         Delinquency                                        30-59 Days               60-89 Days          90+ Days        Totals
         Scheduled Principal Balance
         Percentage of Total Pool Balance
         Number of Loans
         Percentage of Total Loans

         Foreclosure
         Scheduled Principal Balance
         Percentage of Total Pool Balance
         Number of Loans
         Percentage of Total Loans

         Bankruptcy
         Scheduled Principal Balance
         Percentage of total Pool Balance
         Number of Loans
         Percentage of Total Loans

         REO
         Scheduled Principal Balance
         Percentage of Total Pool Balance
         Number of Loans
         Percentage of Total Loans

         Book Value of all REO Loans
         Percentage of Total Pool Balance

         Current Realized Losses
         Additional Gains
        (Recoveries)/Losses
         Total Realized Losses

         Group 2

         Delinquency                                        30-59 Days            60-89 Days             90+ Days         Totals
         -----------                                        ----------            ----------             --------         ------

         Scheduled Principal Balance
         Percentage of Total Pool Balance
         Number of Loans
         Percentage of Total Loans

         Foreclosure

         Scheduled Principal Balance
         Percentage of Total Pool Balance
         Number of Loans
         Percentage of Total Loans

         Bankruptcy

         Scheduled Principal Balance
         Percentage of Total Pool Balance
         Number of Loans
         Percentage of Total Loans

         REO

         Scheduled Principal Balance
         Percentage of Total Pool Balance
         Number of Loans
         Percentage of Total Loans

         Book Value of all REO Loans
         Percentage of Total Pool Balance

         Current Realized Losses
         Additional Gains
         (Recoveries)/Losses
         Total Realized Losses


                  Subordinated/Credit Enhancement Information



         Protection                                Original          Current

         Bankruptcy Loss
         Bankruptcy Percentage
         Credit/Fraud Loss
         Credit/Fraud Loss Percentage
         Special Hazard Loss
         Special Hazard Loss Percentage

         Credit Support                            Original          Current

         Class [____]
         Class [____] Percentage

         Class [____]
         Class [____] Percentage

         Class [____]
         Class [____] Percentage

         Class [____]
         Class [____] Percentage

         Class [____]
         Class [____] Percentage

         Class [____]
         Class [____] Percentage

         Class [____]
         Class [____] Percentage

                                   Exhibit C

                       Global Clearance, Settlement and
                         Tax Documentation Procedures

         Except in certain limited circumstances, the globally offered Resecuritization Mortgage Trust Certificates, Series 200_-_ (the "Global Securities"), will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through DTC, Clearstream or Euroclear. The Global Securities will be traceable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between participants of Clearstream or Euroclear and Participants holding certificates will be effected on a delivery-against-payment basis through the Relevant Depositaries of Clearstream and Euroclear (in such capacity) and as Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co., as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their Relevant Depositaries, which in turn will hold such positions in accounts as Participants.

         Investors selecting to hold their Global Securities through DTC will follow DTC settlement practice. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

         Because the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between Participants. Secondary market trading between Participants will be settled using the procedures applicable to prior asset-backed issues in same-day funds.

         Trading between Clearstream and/or Euroclear participants. Secondary market trading between Clearstream participants or Euroclear participants will be settled using the Procedures applicable to conventional eurobonds in same day funds.

         Trading between DTC Seller and Clearstream or Euroclear participants. When Global Securities are to be transferred from the account of a Participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary to the Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (I.E., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing Global Securities would incur overdraft charges for one day, assuming they clear the overdraft when the Global Securities are credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

         Because the settlement is taking place during New York business hours, Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the Participants a cross-market transaction will settle no differently than a trade between two Participants.

         Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases, Clearstream or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from Participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b) borrowing the Global Securities in the U.S. from a Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the Participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

                  Exemptions for non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are Non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

                  Exemptions for non-U.S. Persons with Effectively Connected Income (Form W-8ECI). A non-U.S. Person, including a non U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade of Business in the United States).

                  Exemption or Reduced Rate for Non-U.S. Persons Resident in Treaty Countries (Form W-8BEN). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate depending on the treaty terms) by filing Form W-8BEN (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8BEN. Form W-8BEN may be filed by the beneficial owners or their agents.

                 Exemptions for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

                  U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a Global Security or, in the case of a Form W-8BEN or a Form W-8ECI filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN is effective for [____] calendar years, and Form W-8ECI is effective for [____] calendar year.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate that is subject to United States federal income tax, regardless of the source of its income or (iv) a trust if (a) a court in the United States is able to exercise primary supervision over the administration of the trust, and
(b) one or more United States persons have the authority to control all substantial decisions of the trust. The term "Non-U.S. Person means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities or with the application of recently issued Treasury Regulations relating to tax documentation requirements that are generally effective with respect to payments made after December 31, 2000. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

==========================================================================================================

                                                                             $[----------]
Until  the  expiration  of 90 days  after the date of                         (Approximate)
this prospectus  supplement,  all dealers selling the
offered  certificates,  whether or not  participating
in  this  distribution,  will  deliver  a  prospectus         Resecuritization Mortgage Trust Certificates,
supplement  and the  prospectus  to which it relates.                         Series 200_-_
This  delivery  requirement  is in  addition  to  the
obligation   of  dealers  to  deliver  a   prospectus
supplement    and    prospectus    when   acting   as         $ __________ Class [___] [___]% Certificates
underwriters   and  with   respect  to  their  unsold
allotment or subscriptions.

              -------------------------
                                                                    Greenwich Capital Acceptance, Inc.
                                                                                Depositor
You should rely on the information contained or
incorporated by reference in this prospectus
supplement and the accompanying prospectus. We have
not authorized anyone to provide you with different
information.

                                                                          Prospectus Supplement
We are not offering the offered certificates in any                      [_____ __, 200_] state
where the offer is not permitted.

We do not claim that the information in this                               Logo of Underwriter]
prospectus supplement and the
accompanying prospectus is accurate as of any date
other than the dates dated on their respective covers.                     --------------------



==========================================================================================================



                 Subject to Completion, Dated January 5, 2001
Prospectus
                      Mortgage Pass-Through Certificates
                             (Issuable in Series)

                      Greenwich Capital Acceptance, Inc.
                                   Depositor

The Certificates

Each issue of certificates will have its own series designation and will evidence the ownership of assets in the related trust.

     o     Each series of certificates will consist of one or more classes.

     o Each class of certificates will represent the entitlement to a specified portion of interest payments and a specified portion of principal payments on the trust assets.

     o A series may include classes of certificates that are senior in right of payment to other classes. Classes of certificates may be entitled to receive principal, interest or both prior to other classes or before or after specified events.

     o No market will exist for the certificates of any series before they are issued. In addition, even after the certificates of a series have been issued and sold, there can be no assurance that a resale market for them will develop.

The Trust and Its Assets

As specified in the related prospectus supplement, the assets of a trust will include one or more of the following:

     o mortgage loans secured by senior liens on one- to four-family residential properties,

     o mortgage loans secured by senior liens on multifamily residential properties,

     o conditional sales contracts, installment sales agreements or loan agreements secured by manufactured housing,

     o mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, or o private mortgage-backed securities.

Offers of the Certificates

Offers of the certificates may be made through one or more different methods. All certificates will be distributed by, or sold through underwriters managed by, Greenwich Capital Markets, Inc.

------------------------------------------------------------------------------
Consider carefully the risk factors beginning on page 6 of this prospectus.

The certificates represent obligations of the trust only and do not represent an interest in or obligation of the depositor, the seller, the master servicer or any of their affiliates.

This prospectus may be used to offer and sell the certificates only if accompanied by a prospectus supplement.
------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



                               Table of Contents

Important Notice About Information in This Prospectus and Each Accompanying Prospectus Supplement................5

Risk Factors.....................................................................................................6

The Trust Fund..................................................................................................15
         The Mortgage Loans--General............................................................................16
         Single Family Loans....................................................................................20
         Multifamily Loans......................................................................................21
         Contracts..............................................................................................21
         Agency Securities......................................................................................22
         Private Mortgage-Backed Securities.....................................................................28
         Incorporation of Certain Information by Reference......................................................31

Use of Proceeds.................................................................................................31

The Depositor...................................................................................................31

Mortgage Loan Program...........................................................................................32
         Underwriting Standards.................................................................................32
         Qualifications of Sellers..............................................................................33
         Representations by Sellers; Repurchases................................................................34

Description of the Certificates.................................................................................35
         General................................................................................................36
         Distributions on Certificates..........................................................................38
         Advances...............................................................................................42
         Reports to Certificateholders..........................................................................43

Credit Enhancement..............................................................................................45
         General................................................................................................45
         Subordination..........................................................................................45
         Mortgage Pool Insurance Policies.......................................................................47
         FHA Insurance; VA Guarantees...........................................................................49
         Special Hazard Insurance Policies......................................................................51
         Bankruptcy Bonds.......................................................................................53
         FHA Insurance on Multifamily Loans.....................................................................53
         Reserve Accounts.......................................................................................54
         Cross Support..........................................................................................54
         Other Insurance, Surety Bonds, Guaranties, Letters of Credit and Similar Instruments or Agreements.....55
         Financial Instruments..................................................................................55

Yield and Prepayment Considerations.............................................................................56

The Pooling and Servicing Agreement.............................................................................58
         Assignment of Mortgage Assets..........................................................................58
         Payments on Mortgage Loans; Deposits to Certificate Account............................................61
         Sub-Servicing by Sellers...............................................................................63
         Collection Procedures..................................................................................65
         Hazard Insurance.......................................................................................66
         Realization upon Defaulted Mortgage Loans..............................................................68
         Servicing and Other Compensation and Payment of Expenses...............................................71
         Evidence as to Compliance..............................................................................71
         Certain Matters Regarding the Master Servicer and the Depositor........................................72
         Events of Default......................................................................................73
         Rights upon Event of Default...........................................................................74
         Amendment..............................................................................................75
         Termination; Optional Termination; Optional Calls......................................................76
         The Trustee............................................................................................76

Material Legal Aspects of the Mortgage Loans....................................................................76
         General................................................................................................76
         Foreclosure/Repossession...............................................................................80
         Environmental Risks....................................................................................83
         Rights of Redemption...................................................................................85
         Anti-Deficiency Legislation and Other Limitations on Lenders...........................................85
         Due-on-Sale Clauses....................................................................................87
         Prepayment Charges.....................................................................................87
         Applicability of Usury Laws............................................................................87
         Soldiers' and Sailors' Civil Relief Act................................................................88

Material Federal Income Tax Consequences........................................................................88
         General................................................................................................88
         Non-REMIC Certificates.................................................................................89
              Single Class of Senior Certificates...............................................................89
              Multiple Classes of Senior Certificates...........................................................94
              Possible Application of Contingent Payment Regulations to Certain Non-REMIC Certificates..........98
              Sale or Exchange of a Senior Certificate..........................................................99
              Non-U.S. Persons.................................................................................100
              Information Reporting and Backup Withholding.....................................................100
              New Withholding Regulations......................................................................101
         REMIC Certificates....................................................................................101
              General..........................................................................................101
              Tiered REMIC Structures..........................................................................102
              Regular Certificates.............................................................................103
              Residual Certificates............................................................................114
              Prohibited Transactions and Other Taxes..........................................................120
              Liquidation and Termination......................................................................120
              Administrative Matters...........................................................................120
              Tax-Exempt Investors.............................................................................121
              Non-U.S. Persons.................................................................................121
              Tax-Related Restrictions on Transfers of Residual Certificates...................................122
State Tax Considerations.......................................................................................125
ERISA Considerations...........................................................................................125
Legal Investment Considerations................................................................................130
Method of Distribution.........................................................................................131
Legal Matters..................................................................................................132
Financial Information..........................................................................................132
Available Information..........................................................................................133
Ratings........................................................................................................133
Glossary of Terms..............................................................................................134

             Important Notice About Information in This Prospectus
                  and Each Accompanying Prospectus Supplement

Information about each series of certificates is contained in two separate documents:

     o this prospectus, which provides general information, some of which may not apply to a particular series; and

     o the accompanying prospectus supplement for a particular series, which describes the specific terms of the certificates of that series.

Although the accompanying prospectus supplement for a particular series of certificates cannot contradict the information contained in this prospectus, insofar as the prospectus supplement contains specific information about the series that differs from the more general information contained in this prospectus, you should rely on the information in the prospectus supplement.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement.

We include cross-references in this prospectus and each accompanying prospectus supplement to captions in these materials where you can find further related discussions. There is a Glossary of Terms beginning on page 134 where you will find definitions of certain capitalized terms used in this prospectus. The preceding Table of Contents and the Table of Contents included in each accompanying prospectus supplement provide the pages on which these captions are located.

                             ---------------------


If you require additional information, the mailing address of our principal executive offices is Greenwich Capital Acceptance, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830 and the telephone number is (203) 625-2700. For other means of acquiring additional information about us or a series of securities, see "The Trust Fund -- Incorporation of Certain Information by Reference" beginning on page 31 of this prospectus.

                             --------------------

                                 Risk Factors

         You should carefully consider the following information, since it identifies certain significant sources of risk associated with an investment in the certificates.

You may have difficulty
selling your certificates
or obtaining your
desired price...................     No market will exist for the
                                     certificates before they are issued. In
                                     addition, there can be no assurance that
                                     a secondary market will develop following
                                     the issuance and sale of the
                                     certificates. Even if a secondary market
                                     does develop, you may not be able to sell
                                     your certificates when you wish to or at
                                     the price you want.
Only the assets of the related
trust are available to pay your
certificates.....................    Unless the applicable prospectus
                                     supplement provides otherwise, the
                                     certificates of each series will be
                                     payable solely from the assets of the
                                     related trust, including any applicable
                                     credit enhancement, and will not have a
                                     claim against the assets of any other
                                     trust. If the assets of the related trust are not sufficient, you may suffer a loss on your certificates. Moreover, at the times specified in the related prospectus supplement, assets of the trust may be released to the depositor, master servicer, any servicer, credit enhancement provider or other specified person, if all payments then due on the certificates have been made. Once released, these assets will no longer be available to make payments on your certificates.

Credit enhancements may not be
adequate to protect against
delinquencies and losses.........    Credit enhancement is intended
                                     to reduce the effect of delinquent
                                     payments or loan losses on those classes of certificates that have the benefit of the credit enhancement. Nevertheless, the amount of any credit enhancement is subject to the limits described in the related prospectus supplement. Moreover, the amount of credit enhancement may decline or be depleted under certain circumstances before the certificates are paid in full. You may suffer losses on your certificates in these situations. In addition, credit enhancement may not cover all potential sources of risk of loss, such as fraud or negligence by a loan originator or other parties.

Any credit support provided
by financial instruments may
be insufficient to protect
against particular risks.........    As described under "Credit Enhancement--
                                     Financial Instruments" in this
                                     prospectus, a trust may include financial instruments to protect against particular risks or to provide certain cash flow characteristics for particular classes of the certificates of a series. If you invest in one of these classes and the issuer of the financial instruments fails to perform its obligations or if the issuer of the financial instruments experiences a credit rating downgrade, the average life of your certificates, as well as your ability to sell them for your desired price, may be adversely affected. If the financial instruments are intended to provide an approximate or partial hedge against particular risks or cashflow characteristics, the average life of your certificates, as well as your ability to sell them for your desired price, could be adversely affected to the extent that the financial instruments do not provide a perfect hedge.

Principal prepayments on
the loans may adversely
affect the average life of,
and rate of return on, your
certificates....................     You may be unable to reinvest the
                                     principal payments on your certificates
                                     at a rate of return at least equal to the rate on your certificates. The timing of principal payments on the certificates of a series will be affected by a number of factors, including the following:

                                        o  the extent of prepayments on the
                                           underlying loans in the trust or,
                                           if the trust is comprised of
                                           underlying securities, on the loans
                                           backing the underlying securities;

                                        o  how payments of principal are
                                           allocated among the classes of
                                           certificates of that series as
                                           specified in the related prospectus
                                           supplement;

                                        o  if any party has an option to
                                           terminate the related trust early,
                                           the effect of the exercise of the
                                           option;

                                        o  the rate and timing of defaults and
                                           losses on the assets in the related
                                           trust; and

                                        o  repurchases of assets in the
                                           related trust as a result of
                                           material breaches of
                                           representations and warranties made
                                           by the depositor or master
                                           servicer.

                                     The rate of prepayment of the loans
                                     included in or underlying the
                                     assets in each trust may affect the
                                     average life of the certificates.

The interest accrual period
may reduce the effective yield
on your certificates............     Interest payable on the certificates on
                                     any distribution date will include all
                                     interest accrued during the related
                                     interest accrual period. The interest
                                     accrual period for the certificates of
                                     each series will be specified in the
                                     applicable prospectus supplement. If the interest accrual period ends two or more days before the related distribution date, your effective yield will be less than it would be if the interest accrual period ended the day before the distribution date. As a result, your effective yield at par would be less than the indicated coupon rate.

Loans with balloon payments
may increase your
risk of loss....................     Certain underlying loans may not be fully
                                     amortizing and may require a substantial principal payment (a "balloon" payment) at their stated maturity. Loans of this type involve greater risk than fully amortizing loans since the borrower must generally be able to refinance the loan or sell the related property prior to the loan's maturity date. The borrower's ability to do so will depend on such factors as the level of available mortgage rates at the time of sale or refinancing, the relative strength of the local housing market, the borrower's equity in the property, the borrower's general financial condition and tax laws.

Multifamily loans generally
are riskier than single family
loans............................    Up to 10% of the underlying loans may be
                                     secured by first liens on rental
                                     apartment buildings or projects
                                     containing five or more residential
                                     units. Multifamily loans are generally
                                     considered riskier than single-family
                                     loans for the following reasons:

                                        o  Multifamily loans typically are
                                           much larger in amount, which
                                           increases the risk represented by
                                           the default of a single borrower.

                                        o  Repayment of a multifamily loan
                                           usually depends upon successful
                                           management of the related mortgaged
                                           property.

                                        o  Changing economic conditions in
                                           particular markets can affect the
                                           supply and demand of rental units
                                           and the rents that those markets
                                           will bear.

                                        o  Government regulations, including
                                           rental control laws, may adversely
                                           affect future income from mortgaged
                                           properties that are subject to
                                           those regulations.

                                     In addition, because individual
                                     multifamily loans often are relatively
                                     large in amount, principal prepayments
                                     resulting from defaults, casualties,
                                     condemnations or breaches of
                                     representations and warranties may
                                     adversely affect your yield.

Economic, legal and other
factors could reduce the
amount and delay the timing
of recoveries on defaulted
mortgage loans..................     The following factors, among others, could
                                     adversely affect property values in such a way that the outstanding balance of the related loans would equal or exceed those values:

                                        o  an overall decline in the
                                           residential real estate markets
                                           where the properties are located,

                                        o  failure of borrowers to maintain
                                           their properties adequately, and

                                        o  natural disasters that are not
                                           necessarily covered by hazard
                                           insurance, such as earthquakes and
                                           floods.

                                     If property values decline, actual rates of delinquencies, foreclosures and losses on the underlying loans could be higher than those currently experienced by the mortgage lending industry in general.

                                     Even if you assume that the properties
                                     provide adequate security for the loans, substantial delays could occur before defaulted loans are liquidated and the proceeds forwarded to investors. Property foreclosure actions are regulated by state statutes and rules and are subject to many of the delays and expenses that characterize other types of lawsuits if defenses or counterclaims are made. As a result, foreclosure actions can sometimes take several years to complete. Moreover, some states prohibit a mortgage lender from obtaining a judgment against the borrower for amounts not covered by property proceeds if the property is sold outside of a judicial proceeding. As a result, if a borrower defaults, these restrictions may impede the servicer's ability to dispose of the borrower's property and obtain sufficient proceeds to repay the loan in full. In addition, the servicer is entitled to deduct from liquidation proceeds all the expenses it reasonably incurs in trying to recover on the defaulted loan, including legal fees and costs, real estate taxes, and property preservation and maintenance expenses.

                                     State laws generally regulate interest
                                     rates and other loan charges, require
                                     certain disclosures, and often require
                                     licensing of loan originators and
                                     servicers. In addition, most states have other laws and public policies for the protection of consumers that prohibit unfair and deceptive practices in the origination, servicing and collection of loans. Depending on the provisions of the particular law or policy and the specific facts and circumstances involved, violations may limit the ability of the servicer to collect interest or principal on the loans. Also, the borrower may be entitled to a refund of amounts previously paid and the servicer may be subject to damage claims and administrative sanctions.

Mortgaged properties may
be subject to environmental
risks that could result in
losses..........................     Federal, state and local laws and
                                     regulations impose a wide range of
                                     requirements on activities that may
                                     affect the environment, health and
                                     safety. In certain circumstances, these
                                     laws and regulations impose obligations
                                     on owners or operators of residential
                                     properties such as those that secure the loans included in a trust. Failure to comply with these laws and regulations can result in fines and penalties that could be assessed against the trust as owner of the related property.
                                     In some states, a lien on the property
                                     due to contamination has priority over
                                     the lien of an existing mortgage.
                                     Further, a mortgage lender may be held
                                     liable as an "owner" or "operator" for
                                     costs associated with the release of
                                     petroleum from an underground storage
                                     tank under certain circumstances. If the trust is considered the owner or operator of a property, it will suffer losses as a result of any liability imposed for environmental hazards on the property.

Violations of applicable
federal laws may reduce
or delay mortgage loan
collections.....................     The loans may also be subject to federal
                                     laws relating to the origination and
                                     underwriting. These laws

                                        o  require certain disclosures to the
                                           borrowers regarding the terms of
                                           the loans;

                                        o  prohibit discrimination on the
                                           basis of age, race, color, sex,
                                           religion, marital status, national
                                           origin, receipt of public
                                           assistance or the exercise of any
                                           right under the consumer credit
                                           protection act, in the extension of
                                           credit;

                                        o  regulate the use and reporting of
                                           information related to the
                                           borrower's credit experience; and

                                        o  require additional application
                                           disclosures, limit changes that may
                                           be made to the loan documents
                                           without the borrower's consent and
                                           restrict a lender's ability to
                                           declare a default or to suspend or
                                           reduce a borrower's credit limit to
                                           certain enumerated events.

                                     Loans may also be subject to federal laws that impose additional disclosure requirements on creditors for non-purchase money mortgage loans with high interest rates or high up-front fees and charges. These laws can impose specific statutory liabilities upon creditors that fail to comply and may affect the enforceability of the related loans. In addition, any assignee of the creditor (including the trust) would generally be subject to all claims and defenses that the borrower could assert against the creditor, including the right to rescind the loan.

                                     Loans relating to home improvement
                                     contracts may be subject to federal laws that protect the borrower from defective or incomplete work by a contractor. These laws permit the borrower to withhold payment if the work does not meet the quality and durability standards agreed to between the borrower and the contractor. These laws have the effect of subjecting any assignee of the seller (including the trust) to all claims and defenses which the borrower in a sale transaction could assert against the seller of defective goods.

                                     If certain provisions of these federal
                                     laws are violated, the master servicer
                                     may be unable to collect all or part of
                                     the principal or interest on the loans.
                                     The trust also could be subject to
                                     damages and administrative enforcement.

Ratings of the certificates
do not address all investment
risks and must be viewed with
caution.........................     Any class of certificates issued under
                                     this prospectus and the accompanying
                                     prospectus supplement will be rated in
                                     one of the four highest rating categories of a nationally recognized rating agency.
                                     A rating is based on the adequacy of the value of the trust assets and any credit enhancement for that class and reflects the rating agency's assessment of how likely it is that holders of the class of certificates will receive the payments to which they are entitled. A rating does not constitute an assessment of how likely it is that principal prepayments on the underlying loans will be made, the degree to which the rate of prepayments might differ from that originally anticipated or the likelihood of early, optional termination of the certificates.
                                     You must not view a rating as a
                                     recommendation to purchase, hold or sell certificates because it does not address the market price or suitability of the certificates for any particular investor.

                                     There is no assurance that any rating
                                     will remain in effect for any given
                                     period of time or that the rating agency will not lower or withdraw it entirely in the future. The rating agency could lower or withdraw its rating due to:

                                        o  any decrease in the adequacy of the
                                           value of the trust assets or any
                                           related credit enhancement,

                                        o  an adverse change in the financial
                                           or other condition of a credit
                                           enhancement provider or

                                        o  a change in the rating of the
                                           credit enhancement provider's
                                           long-term debt.

Book-entry registration may
limit your ability to sell
certificates and delay your
receipt of payments............     Limit on Liquidity of
                                    Certificates. Certificates issued in
                                    book-entry form may have only limited
                                    liquidity in the resale market, since
                                    investors may be unwilling to purchase
                                    certificates for which they cannot obtain physical instruments.

                                    Limit on Ability to Transfer or Pledge.
                                    Transactions in book-entry certificates
                                    can be effected only through The
                                    Depository Trust Company, its
                                    participating organizations, its indirect participants and certain banks. As a result, your ability to transfer or pledge certificates issued in book-entry form may be limited.

                                    Delays in Distributions. You may
                                    experience some delay in the receipt of
                                    distributions on book-entry certificates since the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants. In turn, these participants will thereafter credit the distributions to your account either directly or indirectly through indirect participants.

If amounts in any pre-funding
account are not used to
purchase trust assets,
you will receive a prepayment
on the related certificates.....    The related prospectus supplement may
                                    provide that the depositor transfer a
                                    specified amount into a pre-funding
                                    account on the date the securities are
                                    issued. In this case, the transferred
                                    funds may be used only to acquire
                                    additional assets for the trust during a set period after the issuance. Any amounts remaining in the account at the end of the period will be distributed as a prepayment of principal to the holders of the related certificates. The resulting prepayment could adversely affect the yield on those certificates.

Loans to lower credit quality
borrowers are more likely
to experience late payments
and defaults and increase your
risk of loss....................    Trust assets may have been made to lower
                                    credit quality borrowers who fall into
                                    one of two categories:

                                        o  customers with moderate income,
                                           limited assets and other income
                                           characteristics that cause
                                           difficulty in borrowing from banks
                                           and other traditional lenders; or

                                        o  customers with a history of
                                           irregular employment, previous
                                           bankruptcy filings, repossession of
                                           property, charged-off loans or
                                           garnishment of wages.

                                     The average interest rate charged on
                                     loans made to these types of borrowers is generally higher than that charged by lenders that typically impose more stringent credit requirements. There is a greater likelihood of late payments on loans made to these types of borrowers than on loans to borrowers with a higher credit quality. In particular, payments from borrowers with a lower credit quality are more likely to be sensitive to changes in the economic climate in the areas in which they reside.

Up to 20% of trust fund assets
may be delinquent...............     As much as 20% (by principal balance) of
                                     the trust assets for any particular
                                     series of certificates may be
                                     contractually delinquent as of the
                                     related cut-off date.

Proceeds of liquidated loans
generally are paid first to
providers of trust
services........................     There is no assurance that the value of
                                     the trust assets for any series of
                                     certificates at any time will equal or
                                     exceed the principal amount of the
                                     outstanding certificates of the series.
                                     If trust assets have to be sold because
                                     of an event of default or otherwise,
                                     providers of services to the trust
                                     (including the trustee, the master
                                     servicer and the credit enhancer, if any) generally will be entitled to receive the proceeds of the sale to the extent of their unpaid fees and other amounts due them before any proceeds are paid to investors. As a result, the proceeds of such a sale may be insufficient to pay the full amount of interest and principal of the related certificates.

     There is a Glossary of Terms beginning on page 135 of this prospectus where you will find definitions of the capitalized terms used in this prospectus.

                                The Trust Fund

         The trust fund for each series of certificates will be held by the trustee named in the related prospectus supplement for the benefit of the related certificateholders. Each trust fund will consist of mortgage-related assets. These mortgage assets will include the following:

         (i)    a pool of mortgage assets consisting of

                o   Single Family Loans,

                o   Multifamily Loans,

                o   Contracts,

                o   Agency Securities, or

                o  private mortgage-backed securities,
                   in each case as specified in the related prospectus supplement; and

         (ii) payments relating to the pool of mortgage assets and other accounts, obligations or agreements, in each case as specified in the related prospectus supplement.

         Whenever the terms "certificates" and "mortgage pool" are used in this prospectus, these terms will be deemed to apply, unless the context indicates otherwise, to one specific mortgage pool and the certificates representing undivided interests in a single trust fund consisting primarily of the mortgage loans in that mortgage pool. Similarly, the term "pass-through rate" will refer to the pass-through rate borne by the certificates of one specific series and the term "trust fund" will refer to the related trust fund.

         The certificates will be entitled to payment from the assets of the related trust fund or other assets pledged for the benefit of the certificateholders as specified in the related prospectus supplement. The certificates will not be entitled to payments related to the assets of any other trust fund established by the depositor. Unless otherwise specified in the related prospectus supplement, the mortgage assets of any trust fund will consist of mortgage loans, Agency Securities or private mortgage-backed securities but not a combination of these types.

         The mortgage loans and Agency Securities will be acquired by the depositor, either directly or through affiliates, from sellers and conveyed by the depositor to the related trust fund. Sellers may have originated or purchased the mortgage assets. Mortgage loans acquired by the depositor will have been originated in accordance with the underwriting criteria specified in this prospectus under the heading "Mortgage Loan Program--Underwriting Standards" and as more specifically described in a related prospectus supplement.

         The following sections contain a brief description of the mortgage assets expected to be included in the trust funds. If specific information respecting the mortgage assets is not known at the time the related series of certificates initially is offered, more general information of the nature described below will be provided in the related prospectus supplement, and specific information will be set forth in a report on Form 8-K to be filed with the SEC within 15 days after the initial issuance of the certificates. A copy of the pooling and servicing agreement with respect to the related series of certificates will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the trustee specified in the related prospectus supplement. A schedule of the mortgage assets relating to the series will be attached to the related pooling and servicing agreement delivered to the trustee upon issuance of the certificates.

         The Mortgage Loans--General

         When we use the term "mortgage loans" in this prospectus, we include Single Family Loans, Multifamily Loans and Contracts. Similarly, the term "mortgaged properties" includes both the real property and the manufactured homes that secure repayment of the mortgage loans. The mortgaged properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States. If a mortgage loan has a loan-to-value ratio or principal balance in excess of a particular benchmark, it may be covered in whole or in part by a primary mortgage insurance policy. If the mortgage loans in a mortgage pool are covered by this type of policy, the related prospectus supplement will describe the existence, extent and duration of the coverage.

         Unless otherwise specified in the related prospectus supplement, all of the mortgage loans in a mortgage pool will have monthly payments due on the first day of each month. The payment terms of the mortgage loans to be included in a trust fund will be described in the related prospectus supplement and may include one or more of the following features or other features described in the related prospectus supplement:

          o   Interest may be payable at

                  -  a fixed rate,

                  - a rate that adjusts from time to time in relation to an index that will be specified in the related prospectus supplement,

                  - a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate,

                  -  a rate that otherwise varies from time to time or

                  - a rate that is convertible from an adjustable rate to a fixed rate.

              Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for the periods and under the circumstances as may be specified in the related prospectus supplement. A mortgage loan may provide for the payment of interest at a rate lower than the specified interest rate borne by the loan for a period of time or for the life of the loan, and the amount of any difference may be contributed from funds supplied by the seller of the related mortgaged property or another source.

          o   Principal may be

                  - payable on a level debt service basis to fully amortize the mortgage loan over its term,

                  - calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the mortgage loan or

                  -  nonamortizing during all or a portion of the original term.

              Payment of all or a substantial portion of the principal may be due on maturity in the form of a "balloon" payment. Principal may include interest that has been deferred and added to the principal balance of the mortgage loan.

          o   Monthly payments of principal and interest may

                  -   be fixed for the life of the mortgage loan,

                  -   increase over a specified period of time or

                  -   change from period to period.

              Mortgage loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

          o Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the mortgage loan or may decline over time, and may be prohibited for the life of the mortgage loan or during any lockout periods. Some mortgage loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other mortgage loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The mortgage loans may include "due-on-sale" clauses which permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or certain transfers of the related mortgaged property. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards of the related seller.

     Each prospectus supplement will contain information, as of the date of the prospectus supplement and to the extent then specifically known to the depositor, with respect to the mortgage loans contained in the related mortgage pool, including

          o the aggregate outstanding principal balance and the average outstanding principal balance of the mortgage loans as of the applicable cut-off date,

          o the type of property securing each mortgage loan, such as one- to four-family houses, individual units in condominium projects or in buildings owned by cooperative housing corporations, vacation and second homes, manufactured homes, multifamily apartments or other real property,

          o   the original terms to maturity of the mortgage loans,

          o the largest principal balance and the smallest principal balance of the mortgage loans,

          o the earliest origination date and latest maturity date of the mortgage loans,

          o the aggregate principal balance of mortgage loans having loan-to-value ratios at origination exceeding 80%,

          o the mortgage rates or fixed percentage rates (APRs) or range of mortgage rates or APRs borne by the mortgage loans, and

          o the geographical location of the related mortgaged properties on a state-by-state basis.

If specific information respecting the mortgage loans is not known to the depositor at the time the related certificates are initially offered, more general information of the nature described in the immediately preceding sentence will be provided in the related prospectus supplement, and specific information will be set forth in the Form 8-K to be filed with the SEC within 15 days after issuance.

         The loan-to-value ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the collateral value of the related mortgaged property. Unless otherwise specified in the related prospectus supplement, the collateral value of a mortgaged property, other than with respect to Contracts and refinance loans the proceeds of which were used to refinance an existing mortgage loan, is the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan and
(b) the sales price for such property. In the case of refinance loans, the collateral value of the related mortgaged property is the appraised value of the property determined in an appraisal obtained at the time of refinancing. Unless otherwise specified in the related prospectus supplement, for purposes of calculating the loan-to-value ratio of a Contract relating to a new manufactured home, the collateral value is no greater than the sum of

          o a fixed percentage of the list price of the unit actually billed by the manufacturer to the dealer, net of freight to the dealer site but including any accessories identified in the invoice (i.e., the "manufacturer invoice price"),

          o the actual cost of any accessories depending on the size of the unit, and

          o the cost of state and local taxes, filing fees and up to three years' prepaid hazard insurance premiums.

Unless otherwise specified in the related prospectus supplement, the collateral value of a used manufactured home is the least of the sales price, appraised value, and National Automobile Dealers' Association book value plus prepaid taxes and hazard insurance premiums. The appraised value of a manufactured home is based upon the age and condition of the manufactured housing unit and the quality and condition of the mobile home park in which it is situated, if applicable.

         No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the mortgage loans in a particular mortgage pool, and any secondary financing on the mortgaged properties, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors which may or may not affect real property values may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any mortgage pool. In the case of Multifamily Loans, these other factors could include

          o excessive building resulting in an oversupply of rental housing stock,

          o a decrease in employment reducing the demand for rental units in an area,

          o federal, state or local regulations and controls affecting rents, prices of goods and energy,

          o   environmental restrictions,

          o   increasing labor and material costs, and

          o the relative attractiveness to tenants of the mortgaged properties.

To the extent that losses are not covered by subordination provisions or alternative arrangements, losses will be borne, at least in part, by the certificateholders of the related series.

         The depositor will cause the mortgage loans comprising each mortgage pool to be assigned to the trustee named in the related prospectus supplement for the benefit of the certificateholders of the related series. The master servicer named in the related prospectus supplement will service the mortgage loans, either directly or through sub-servicers, pursuant to a pooling and servicing agreement among the depositor, the master servicer and the trustee, and will receive a fee for its services. See "Mortgage Loan Program" and "The Pooling and Servicing Agreement" in this prospectus. With respect to mortgage loans serviced by the master servicer through a sub-servicer, the master servicer will remain liable for its servicing obligations under the pooling and servicing agreement as if the master servicer alone were servicing the mortgage loans.

         Unless otherwise specified in the related prospectus supplement, the only obligations of the depositor with respect to a series of certificates will be to obtain certain representations and warranties from the related seller and to assign to the trustee for that series of certificates the depositor's rights with respect to those representations and warranties. See "The Pooling and Servicing Agreement--Assignment of Mortgage Assets" in this prospectus. The obligations of the master servicer with respect to the mortgage loans will consist principally of:

          o its contractual servicing obligations under the related pooling and servicing agreement, including its obligation to enforce the obligations of the sub-servicers or sellers, or both, as more fully described in this prospectus under the headings "Mortgage Loan Program--Representations by Sellers; Repurchases" and "The Pooling and Servicing Agreement--Sub-Servicing by Sellers" and "--Assignment of Mortgage Assets"; and

          o its obligation to make certain cash advances in the event of delinquencies in payments with respect to the mortgage loans in the amounts described in this prospectus under the heading "Description of the Certificates--Advances".

The obligations of the master servicer to make advances may be subject to limitations, to the extent provided in this prospectus and in the related prospectus supplement.

Single Family Loans

         Unless otherwise specified in the related prospectus supplement, Single Family Loans will consist of mortgage loans, deeds of trust or participations or other beneficial interests in mortgage loans and deeds of trust, secured by first liens on one- to four-family residential properties. If specified in the related prospectus supplement, Single Family Loans may include cooperative loans secured by security interests in shares issued by private, non-profit, cooperative housing corporations and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. If specified in the related prospectus supplement, the mortgage assets of the related trust fund may include mortgage participation certificates evidencing interests in Single Family Loans. Single Family Loans may be conventional loans (loans that are not insured or guaranteed by any governmental agency), loans insured by the Federal Housing Administration (FHA) or partially guaranteed by the Veterans Administration (VA), as specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, Single Family Loans will all have individual principal balances at origination of not less than $25,000 and not more than $1,000,000, and original terms to stated maturity of from ten to 40 years.

         The mortgaged properties securing the Single Family Loans will consist of detached or semi-detached one-family dwelling units, two- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, and other dwelling units. The mortgaged properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the related mortgage loan by at least five years, unless otherwise specified in the related prospectus supplement.

Multifamily Loans

         Multifamily Loans will consist of mortgage loans, deeds of trust or participations or other beneficial interests in mortgage loans and deeds of trust, which are secured by first liens on rental apartment buildings or projects containing five or more residential units. If specified in the related prospectus supplement, the mortgage assets of a trust fund may include mortgage participation certificates evidencing interests in Multifamily Loans. Multifamily Loans may be conventional loans or FHA-insured loans, as specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, all Multifamily Loans will have original terms to stated maturity of not more than 40 years.

         No more than 10% of any mortgage pool by principal balance will consist of Multifamily Loans.

         Mortgaged properties securing Multifamily Loans may include high-rise, mid-rise and garden apartments. Multifamily Loans may be secured by apartment buildings owned by cooperatives. A cooperative owns all the apartment units in its building and all common areas and is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific apartments or units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for the cooperative's mortgage loan, real property taxes, maintenance expenses and other capital or ordinary expenses. Those payments are in addition to any payments of principal and interest the tenant-stockholder must make on any loans to the tenant-stockholder secured by his shares in the cooperative. The cooperative will be directly responsible for building management and, in most cases, payment of real estate taxes and hazard and liability insurance. A cooperative's ability to meet debt service obligations on a Multifamily Loan, as well as all other operating expenses, will be dependent in large part on the receipt of maintenance payments from the tenant-stockholders, as well as any rental income from units or commercial areas the cooperative might control. Unanticipated expenditures may in some cases have to be paid by special assessments on the tenant-stockholders.

Contracts

         The Contracts will consist of manufactured housing conditional sales contracts and installment sales or loan agreements, each secured by a manufactured home. Contracts may be conventional, insured by the FHA or partially guaranteed by the VA, as specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, each Contract will be fully amortizing and will bear interest at a fixed percentage rate or APR. Unless otherwise specified in the related prospectus supplement, Contracts will all have individual principal balances at origination of not less than $10,000 and not more than $1,000,000 and original terms to stated maturity of from five to 30 years.

         When we use the term "manufactured home" in this prospectus, we mean, as stated in 42 U.S.C. ss. 5402(6), "a structure, transportable in one or more sections which, in the traveling mode, is eight body feet or more in width or forty body feet or more in length or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of this paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under this chapter."

         Each prospectus supplement will specify for the Contracts contained in the related trust fund, among other things, the dates of origination of the Contracts, the APRs on the Contracts, the loan-to-value ratios of the Contracts, the minimum and maximum outstanding principal balances as of the cut-off date and the average outstanding principal balance, the outstanding principal balances of the Contracts included in the related trust fund, and the original maturities of the Contracts and the last maturity date of any Contract.

Agency Securities

         Government National Mortgage Association. The Government National Mortgage Association (Ginnie Mae) is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.
Section 306(g) of Title II of the National Housing Act of 1934, as amended, authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates which represent an interest in a pool of FHA loans, which are mortgage loans insured by the FHA under the National Housing Act or under Title V of the Housing Act of 1949, or VA loans, which are mortgage loans partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38 of the United States Code.

         Section 306(g) of the National Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection." In order to meet its obligations under any such guarantee, Ginnie Mae may, under
Section 306(d) of the National Housing Act, borrow from the United States Treasury in an unlimited amount which is at any time sufficient to enable Ginnie Mae to perform its obligations under its guarantee.

         Ginnie Mae Certificates. Each Ginnie Mae Certificate held in a trust fund will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a Ginnie Mae issuer that is a mortgage banking company or other financial concern approved by Ginnie Mae or approved by Fannie Mae as a seller-servicer of FHA loans and/or VA loans. The Ginnie Mae Certificates may be either Ginnie Mae I Certificates issued under the Ginnie Mae I program or Ginnie Mae II Certificates issued under the Ginnie Mae II program. The mortgage loans underlying the Ginnie Mae Certificates will consist of FHA loans and/or VA loans. Each such mortgage loan is secured by a one- to four-family or multifamily residential property. Ginnie Mae will approve the issuance of each Ginnie Mae Certificate in accordance with a guaranty agreement between Ginnie Mae and the Ginnie Mae issuer. Pursuant to its guaranty agreement, a Ginnie Mae issuer will be required to advance its own funds in order to make timely payments of all amounts due on each Ginnie Mae Certificate, even if the payments received by the Ginnie Mae issuer on the underlying FHA loans or VA loans are less than the amounts due on the related Ginnie Mae Certificate.

         The full and timely payment of principal of and interest on each Ginnie Mae Certificate will be guaranteed by Ginnie Mae, which obligation is backed by the full faith and credit of the United States. Each Ginnie Mae Certificate will have an original maturity of not more than 30 years, but may have original maturities of substantially less than 30 years. Each Ginnie Mae Certificate will be based on and backed by a pool of FHA loans or VA loans secured by one- to four-family residential properties and will provide for the payment by or on behalf of the Ginnie Mae issuer to the registered holder of the Ginnie Mae Certificate scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA Loan or VA Loan underlying the Ginnie Mae Certificate, less the applicable servicing and guarantee fee which together equal the difference between the interest on the FHA Loan or VA Loan and the pass-through rate on the Ginnie Mae Certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA loans or VA loans underlying the Ginnie Mae Certificate and liquidation proceeds in the event of a foreclosure or other disposition of any such FHA loans or VA loans.

         If a Ginnie Mae issuer is unable to make the payments on a Ginnie Mae Certificate as they become due, it must promptly notify Ginnie Mae and request Ginnie Mae to make the payments. Upon notification and request, Ginnie Mae will make payments directly to the registered holder of the Ginnie Mae Certificate. In the event no payment is made by a Ginnie Mae issuer and the Ginnie Mae issuer fails to notify and request Ginnie Mae to make the payment, the holder of the Ginnie Mae Certificate will have recourse only against Ginnie Mae to obtain payment. The trustee or its nominee, as registered holder of the Ginnie Mae Certificates held in a trust fund, will have the right to proceed directly against Ginnie Mae under the terms of the guaranty agreements relating to those Ginnie Mae Certificates for any amounts that are not paid when due.

         All mortgage loans underlying a particular Ginnie Mae I Certificate must have the same interest rate (except for pools of mortgage loans secured by manufactured homes) over the term of the loan. The interest rate on a Ginnie Mae I Certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying the Ginnie Mae I Certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

         Mortgage loans underlying a particular Ginnie Mae II Certificate may have per annum interest rates that vary from one another by up to one percentage point. The interest rate on each Ginnie Mae II Certificate will be between one-half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying the Ginnie Mae II Certificate (except for pools of mortgage loans secured by manufactured homes).

         Regular monthly installment payments on each Ginnie Mae Certificate held in a trust fund will be comprised of interest due as specified on the Ginnie Mae Certificate plus the scheduled principal payments on the FHA loans or VA loans underlying the Ginnie Mae Certificate due on the first day of the month in which the scheduled monthly installments on the Ginnie Mae Certificate are due. Regular monthly installments on each Ginnie Mae Certificate are required to be paid to the trustee as registered holder by the 15th day of each month in the case of a Ginnie Mae I Certificate, and are required to be mailed to the trustee by the 20th day of each month in the case of a Ginnie Mae II Certificate. Any principal prepayments on any FHA loans or VA loans underlying a Ginnie Mae Certificate held in a trust fund or any other early recovery of principal on such loan will be passed through to the trustee as the registered holder of the Ginnie Mae Certificate.

         Ginnie Mae Certificates may be backed by graduated payment mortgage loans or by "buydown" mortgage loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers' monthly payments during the early years of such mortgage loans. Payments due the registered holders of Ginnie Mae Certificates backed by pools containing "buydown" mortgage loans will be computed in the same manner as payments derived from other Ginnie Mae Certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of such mortgage loans, will be less than the amount of stated interest on such mortgage loans. The interest not so paid will be added to the principal of the graduated payment mortgage loans and, together with interest thereon, will be paid in subsequent years. The obligations of Ginnie Mae and of a Ginnie Mae Issuer will be the same irrespective of whether the Ginnie Mae Certificates are backed by graduated payment mortgage loans or "buydown" mortgage loans. No statistics comparable to the FHA's prepayment experience on level payment, non-"buydown" mortgage loans are available in respect of graduated payment or "buydown" mortgages. Ginnie Mae Certificates related to a series of certificates may be held in book-entry form.

         If specified in a prospectus supplement, Ginnie Mae Certificates may be backed by multifamily mortgage loans having the characteristics specified in the prospectus supplement.

         Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation (Freddie Mac) is a shareholder-owned, government sponsored enterprise created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie Mac currently consists of the purchase of first lien conventional mortgage loans, or participation interests in the mortgage loans, and the sale of the mortgage loans or participations so purchased in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

         Freddie Mac Certificates. Each Freddie Mac Certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA loans or VA loans. Freddie Mac Certificates are sold under the terms of a mortgage participation certificate agreement. A Freddie Mac Certificate may be issued under either Freddie Mac's Cash Program or its Guarantor Program.

         Mortgage loans underlying the Freddie Mac Certificates held by a trust fund will consist of mortgage loans with original terms to maturity of from ten to 40 years. Each such mortgage loan must meet the applicable standards set forth in the legislation that established Freddie Mac. The pool of loans backing a Freddie Mac Certificate may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another Freddie Mac pool. Under the Guarantor Program, however, the pool of loans backing a Freddie Mac Certificate may include only whole loans or participation interests in whole loans.

         Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable certificate rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans represented by that Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate that the holder will collect all principal on the underlying mortgage loans, without any offset or deduction, to the extent of such holder's pro rata share thereof, but does not, except if and to the extent specified in the related prospectus supplement for a series of certificates, guarantee the timely payment of scheduled principal. Under Freddie Mac's Gold PC Program, Freddie Mac guarantees the timely payment of principal based on the difference between the pool factor, published in the month preceding the month of distribution, and the pool factor published in such month of distribution. Pursuant to its guarantees, Freddie Mac indemnifies holders of Freddie Mac Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. Freddie Mac may remit the amount due on account of its guaranty of collection of principal at any time after default on an underlying mortgage loan, but not later than (i) 30 days following foreclosure sale, (ii) 30 days following payment of the claim by any mortgage insurer or (iii) 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying Freddie Mac Certificates, including the timing of demand for acceleration, Freddie Mac reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans which it has purchased but not sold. The length of time necessary for Freddie Mac to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and Freddie Mac has not adopted standards which require that the demand be made within any specified period.

         Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by, or entitled to, the full faith and credit of the United States. If Freddie Mac were unable to satisfy such obligations, distributions to holders of Freddie Mac Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Freddie Mac Certificates would be affected by delinquent payments and defaults on such mortgage loans.

         Registered holders of Freddie Mac Certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by Freddie Mac, including any scheduled principal payments, full and partial repayments of principal and principal received by Freddie Mac by virtue of condemnation, insurance, liquidation or foreclosure, and repurchases of the mortgage loans by Freddie Mac or the seller thereof. Freddie Mac is required to remit each registered Freddie Mac Certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the Freddie Mac pass-through rate and any other sums such as prepayment fees, within 60 days of the date on which those payments are deemed to have been received by Freddie Mac.

         Under Freddie Mac's Cash Program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a Freddie Mac Certificate may exceed the pass-through rate on the Freddie Mac Certificate. Under this program, Freddie Mac purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which, when applied to the interest rate of the mortgage loans and participations purchased, results in the yield (expressed as a percentage) required by Freddie Mac. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participations in a particular Freddie Mac pool under the Cash Program will vary since mortgage loans and participations are purchased and assigned to a Freddie Mac pool based upon their yield to Freddie Mac rather than on the interest rate on the underlying mortgage loans. Under Freddie Mac's Guarantor Program, the pass-through rate on a Freddie Mac Certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of Freddie Mac's management and guaranty income as agreed upon between the related seller and Freddie Mac.

         Freddie Mac Certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a Freddie Mac Certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser becomes a registered holder of the Freddie Mac Certificates. Thereafter, such remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to Freddie Mac Certificates sold by Freddie Mac, and makes payments of principal and interest each month to the registered Freddie Mac Certificateholders in accordance with the holders' instructions.

         Federal National Mortgage Association. The Federal National Mortgage Association (Fannie Mae) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

         Fannie Mae provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas.

         Fannie Mae Certificates. Fannie Mae Certificates are Guaranteed Mortgage Pass-Through Certificates representing fractional undivided interests in a pool of mortgage loans formed by Fannie Mae. Each mortgage loan must meet the applicable standards of the Fannie Mae purchase program. Mortgage loans comprising a pool are either provided by Fannie Mae from its own portfolio or purchased pursuant to the criteria of the Fannie Mae purchase program.

         Mortgage loans underlying Fannie Mae Certificates held by a trust fund will consist of conventional mortgage loans, FHA loans or VA loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a Fannie Mae Certificate are expected to be from eight to 15 years or from 20 to 40 years. The original maturities of substantially all of the fixed rate level payment FHA loans or VA loans are expected to be 30 years.

         Mortgage loans underlying a Fannie Mae Certificate may have annual interest rates that vary by as much as two percentage points from one another. The rate of interest payable on a Fannie Mae Certificate is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and Fannie Mae's guaranty fee. Under a regular servicing option pursuant to which the mortgagee or each other servicer assumes the entire risk of foreclosure losses, the annual interest rates on the mortgage loans underlying a Fannie Mae Certificate will be between 25 basis points and 250 basis points greater than is its annual pass-through rate. Under a special servicing option pursuant to which Fannie Mae assumes the entire risk for foreclosure losses, the annual interest rates on the mortgage loans underlying a Fannie Mae Certificate will generally be between 30 basis points and 255 basis points greater than the annual Fannie Mae Certificate pass-through rate. If specified in the related prospectus supplement, Fannie Mae Certificates may be backed by adjustable rate mortgages.

         Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that it will distribute amounts representing the holder's proportionate share of scheduled principal and interest payments at the applicable pass-through rate provided for by the Fannie Mae Certificate on the underlying mortgage loans, whether or not received, and the holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by, or entitled to, the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any of its agencies or instrumentalities is obligated to finance Fannie Mae's operations or to assist Fannie Mae in any other manner. If Fannie Mae were unable to satisfy its obligations, distributions to holders of Fannie Mae Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Fannie Mae Certificates would be affected by delinquent payments and defaults on such mortgage loans.

         Fannie Mae Certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 (other than Fannie Mae Certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects) are available in book-entry form only. Distributions of principal and interest on each Fannie Mae Certificate will be made by Fannie Mae on the 25th day of each month to the persons in whose name the Fannie Mae Certificate is entered in the books of the Federal Reserve Banks (or registered on the Fannie Mae Certificate register in the case of fully registered Fannie Mae Certificates) as of the close of business on the last day of the preceding month. With respect to Fannie Mae Certificates issued in book-entry form, distributions will be made by wire and, with respect to fully registered Fannie Mae Certificates, distributions will be made by check.

         Stripped Mortgage-Backed Securities. Agency Securities may consist of one or more stripped mortgage-backed securities as described in this prospectus and in the related prospectus supplement. Each Agency Security of this type will represent an undivided interest in all or part of the principal distributions - but not the interest distributions, or the interest distributions - but not the principal distributions, or in some specified portion of the principal and interest distributions on certain Freddie Mac, Fannie Mae or Ginnie Mae Certificates. The underlying securities will be held under a trust agreement by Freddie Mac, Fannie Mae or Ginnie Mae, each as trustee, or by another trustee named in the related prospectus supplement. Freddie Mac, Fannie Mae or Ginnie Mae will guaranty each stripped Agency Security to the same extent as such entity guarantees the underlying securities backing the stripped Agency Security, unless otherwise specified in the related prospectus supplement.

         Other Agency Securities. If specified in the related prospectus supplement, a trust fund may include other mortgage pass-through certificates issued or guaranteed by Freddie Mac, Fannie Mae or Ginnie Mae. The characteristics of any such mortgage pass-through certificates will be described in the related prospectus supplement. If specified in the related prospectus supplement, a combination of different types of Agency Securities may be held in a trust fund.

Private Mortgage-Backed Securities

         General.   Private mortgage-backed securities (PMBS) may consist of

         o mortgage pass-through certificates or participation certificates evidencing an undivided interest in a pool of mortgage loans or

         o   collateralized mortgage obligations secured by mortgage loans.

PMBS may include stripped mortgage-backed securities representing an undivided interest in all or a part of the principal distributions - but not the interest distributions, or the interest distributions - but not the principal distributions, or in some specified portion of the principal and interest distributions on certain mortgage loans. The PMBS will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement. Unless otherwise specified in the related prospectus supplement, the seller/servicer of the underlying mortgage loans will have entered into a PMBS agreement with a trustee under that agreement. The PMBS trustee or its agent, or a custodian, will possess the mortgage loans underlying the PMBS. Mortgage loans underlying the PMBS will be serviced by a PMBS servicer directly or by one or more subservicers which may be subject to the supervision of the PMBS servicer. Unless otherwise specified in the related prospectus supplement, the PMBS servicer will be a Fannie Mae- or Freddie Mac-approved servicer and, if FHA loans underlie the PMBS, approved by HUD as an FHA mortgagee.

         The PMBS issuer will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to trusts and selling beneficial interests in trusts. If specified in the related prospectus supplement, the PMBS issuer may be an affiliate of the depositor. The obligations of the PMBS issuer will generally be limited to certain representations and warranties with respect to the assets it conveys to the related trust. Unless otherwise specified in the related prospectus supplement, the PMBS issuer will not have guaranteed any of the assets conveyed to the related trust or any of the PMBS issued under the PMBS agreement. Additionally, although the mortgage loans underlying the PMBS may be guaranteed by an agency or instrumentality of the United States, the PMBS themselves will not be so guaranteed, unless the related prospectus supplement specifies otherwise.

         Distributions of principal and interest will be made on the PMBS on the dates specified in the related prospectus supplement. The PMBS may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the PMBS by the PMBS trustee or the PMBS servicer. The PMBS issuer or the PMBS servicer may have the right to repurchase assets underlying the PMBS after a particular date or under other circumstances specified in the related prospectus supplement.

         Underlying Loans. The mortgage loans underlying the PMBS may consist of fixed rate, level payment, fully amortizing loans or graduated payment mortgage loans, buydown loans, adjustable rate mortgage loans, or loans having balloon or other special payment features. The mortgage loans may be secured by single family property, multifamily property, manufactured homes or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a cooperative and the related shares issued by the cooperative. Except as otherwise specified in the related prospectus supplement, the mortgage loans will have the following characteristics:

          o no mortgage loan will have had a loan-to-value ratio at origination in excess of 95%,

          o each Single Family Loan secured by a mortgaged property having a loan-to-value ratio in excess of 80% at origination will be covered by a primary mortgage insurance policy,

          o each mortgage loan will have had an original term to stated maturity of not less than five years and not more than 40 years,

          o no mortgage loan that was more than 30 days delinquent as to the payment of principal or interest will have been eligible for inclusion in the assets under the related PMBS agreement,

          o each mortgage loan (other than a cooperative loan) will be required to be covered by a standard hazard insurance policy (which may be a blanket policy), and

          o each mortgage loan (other than a cooperative loan or a Contract secured by a manufactured home) will be covered by a title insurance policy.

         Credit Support Relating to Private Mortgage-Backed Securities. Credit support in the form of reserve funds, subordination of other private mortgage certificates issued under the PMBS agreement, letters of credit, surety bonds, insurance policies or other types of credit support may be provided with respect to the mortgage loans underlying the PMBS or with respect to the PMBS themselves.

         Additional Information. If the trust fund for a series of certificates includes PMBS, the related prospectus supplement will specify

         o the aggregate approximate principal amount and type of the PMBS to be included in the trust fund,

         o   the maximum original term-to-stated maturity of the PMBS,

         o   the weighted average term-to-stated maturity of the PMBS,

         o   the pass-through or certificate rate of the PMBS,

         o   the weighted average pass-through or certificate rate of the PMBS,

         o the PMBS issuer, the PMBS servicer (if other than the PMBS issuer) and the PMBS trustee,

         o certain characteristics of any credit support such as reserve funds, insurance policies, surety bonds, letters of credit or guaranties relating to the mortgage loans underlying the PMBS mortgage-backed securities themselves,

         o the terms on which the mortgage loans underlying the PMBS may, or are required to, be purchased prior to their stated maturity or the stated maturity of the PMBS and

         o the terms on which mortgage loans may be substituted for those originally underlying the PMBS.

     In addition, the related prospectus supplement will provide information about the mortgage loans which comprise the underlying assets of the PMBS, including

         o   the payment features of the mortgage loans,

         o the approximate aggregate principal balance, if known, of underlying mortgage loans insured or guaranteed by a governmental entity,

         o the servicing fee or range of servicing fees with respect to the mortgage loans, and

         o the minimum and maximum stated maturities of the underlying mortgage loans at origination.

Incorporation of Certain Information by Reference

         There are incorporated herein by reference all documents and reports filed by the depositor, Greenwich Capital Acceptance, Inc. (GCA), with respect to a trust fund pursuant to Section 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offering of certificates evidencing interests in that trust fund. Upon request by any person to whom this prospectus is delivered in connection with the offering of one or more classes of certificates, GCA will provide without charge a copy of any such documents and/or reports incorporated herein by reference, in each case to the extent that the documents or reports relate to those classes of certificates, other than the exhibits to the documents (unless the exhibits are specifically incorporated by reference in such documents). Requests to GCA should be directed in writing to: Paul D. Stevelman, Greenwich Capital Acceptance, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, telephone number (203) 625-2700. GCA has determined that its financial statements are not material to the offering of any certificates.

         Investors may read and copy the documents and/or reports incorporated herein by reference at the Public Reference Room of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549. Investors may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http:\\www.sec.gov containing reports, proxy and information statements and other information regarding issuers, including each trust fund, that file electronically with the SEC.

                                Use of Proceeds

         The net proceeds to be received from the sale of the certificates will be applied by the depositor to the purchase of mortgage assets or will be used by the depositor for general corporate purposes. The depositor expects to sell certificates in series from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of mortgage assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                                 The Depositor

         Greenwich Capital Acceptance, Inc., the depositor, is a Delaware corporation organized on April 23, 1987 for the limited purpose of acquiring, owning and transferring mortgage assets and selling interests in those assets or bonds secured by those assets. It is an indirect, limited purpose finance subsidiary of Royal Bank of Scotland Plc and an affiliate of Greenwich Capital Markets, Inc. Greenwich Capital Markets, Inc. is a registered broker-dealer engaged in the U.S. government securities and related capital markets business. The depositor maintains its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830. Its telephone number is (203) 625-2700.

         Neither the depositor nor any of its affiliates will ensure or guarantee distributions on the certificates of any series.

                             Mortgage Loan Program

         The depositor will have purchased the mortgage loans, either directly or through affiliates, from sellers. Unless otherwise specified in the related prospectus supplement, the mortgage loans acquired by the depositor will have been originated in accordance with the underwriting criteria specified immediately below under the heading "-Underwriting Standards".

Underwriting Standards

         Unless otherwise specified in the related prospectus supplement, each seller will represent and warrant that all mortgage loans that it originated and/or sold to the depositor or one of the depositor's affiliates will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders or manufactured home lenders generally during the period of origination for similar types of loans. As to any mortgage loan insured by the FHA or partially guaranteed by the VA, the related seller will represent that it has complied with the underwriting policies of the FHA or the VA, as the case may be.

         Underwriting standards are applied by or on behalf of a lender to evaluate a prospective borrower's credit standing and repayment ability, and the value and adequacy of the mortgaged property as collateral. In general, a prospective borrower applying for a Single Family Loan or for financing secured by a manufactured home is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source, which is typically the borrower's employer. The verification reports the borrower's length of employment with its employer, current salary, and expectations of continued employment. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts. Underwriting standards which pertain to the creditworthiness of borrowers seeking Multifamily Loans will be described in the related prospectus supplement.

         In determining the adequacy of the mortgaged property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good repair and that construction, if new, has been completed. In connection with a Single Family Loan, the appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the subject home. In connection with a Contract, the appraisal is based on recent sales of comparable manufactured homes and, when deemed applicable, a replacement cost analysis based on the cost of a comparable manufactured home. In connection with a Multifamily Loan, the appraisal must specify whether an income analysis, a market analysis or a cost analysis was used. An appraisal employing the income approach to value analyzes a multifamily project's cashflow, expenses, capitalization and other operational information in determining the property's value. The market approach to value focuses its analysis on the prices paid for the purchase of similar properties in the multifamily project's area, with adjustments made for variations between these other properties and the multifamily project being appraised. The cost approach calls for the appraiser to make an estimate of land value and then determine the current cost of reproducing the building less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance.

         In the case of Single Family Loans and Contracts, once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available

         o to meet the borrower's monthly obligations on the proposed mortgage loan, generally determined on the basis of the monthly payments due in the year of origination, and other expenses related to the mortgaged property such as property taxes and hazard insurance and

         o to meet monthly housing expenses and other financial obligations and monthly living expenses.

The underwriting standards applied by sellers, particularly with respect to the level of loan documentation and the mortgagor's income and credit history, may be varied in appropriate cases where factors such as low loan-to-value ratios or other favorable credit exist.

         In the case of a Single Family or Multifamily Loan secured by a leasehold interest in real property, the title to which is held by a third-party lessor, the related seller will represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term of the related mortgage note.

         Some types of mortgage loans which may be included in the mortgage pools are recently developed and may involve additional uncertainties not present in traditional types of loans. For example, mortgage loans may provide for escalating or variable payments by the mortgagor or obligor. These types of mortgage loans are generally underwritten on the basis of a judgment that mortgagors or obligors will have the ability to make the monthly payments required initially; in some instances, however, their incomes may not be sufficient to permit continued loan payments as such payments increase. These types of mortgage loans may also be underwritten primarily upon the basis of loan-to-value ratios or other favorable credit factors.

Qualifications of Sellers

         Unless otherwise specified in the related prospectus supplement, each seller will be required to satisfy the qualifications set forth in the following sentence. Each seller must

         o be an institution experienced in originating and servicing mortgage loans of the type contained in the related mortgage pool in accordance with accepted practices and prudent guidelines,

         o maintain satisfactory facilities to originate and service the mortgage loans,

         o    be a seller/servicer approved by either Fannie Mae or Freddie
              Mac, and

         o be a mortgagee approved by the FHA or an institution the deposit accounts in which are insured by the Federal Deposit Insurance Corporation (FDIC).

Representations by Sellers; Repurchases

         Each seller will have made representations and warranties in respect of the mortgage loans sold by that seller and evidenced by a series of certificates. These representations and warranties, unless otherwise provided in the related prospectus supplement, generally include the following:

         o Except in the case of a cooperative loan or a Contract secured by a manufactured home, each Single Family Loan or Multifamily Loan has a title insurance policy, required hazard insurance policy and any required primary mortgage insurance policy, each of which was in effect at the origination of the loan and remained in effect on the date that the loan was purchased from the seller by or on behalf of the depositor. If the related mortgaged property is located in an area where title insurance policies are generally not available, an attorney's certificate of title may be substituted.

          o The seller had good title to each mortgage loan and no mortgage loan was subject to offsets, defenses, counterclaims or rights of rescission except to the extent that any specified buydown agreement may forgive certain indebtedness of a mortgagor.

          o Each mortgage loan constituted a valid first lien on, or a first perfected security interest with respect to, the related mortgaged property, subject only to permissible title insurance exceptions, if applicable, and certain other exceptions described in the related pooling and servicing agreement.

          o The mortgaged property was free from damage and was in good repair.

          o There were no delinquent tax or assessment liens against the mortgaged property.

          o No required payment on a mortgage loan was delinquent more than 30 days.

          o Each mortgage loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations, in all material respects.

         If specified in the related prospectus supplement, the representations and warranties of a seller in respect of a mortgage loan will be made not as of the related cut-off date but as of the date on which the seller sold the mortgage loan to the depositor or one of the depositor's affiliates. Under these circumstances, a substantial period of time may have elapsed between that date and the date of initial issuance of the series of certificates evidencing an interest in the mortgage loan. Since the representations and warranties of a seller do not address events that may occur following the sale of a mortgage loan by that seller, the repurchase obligation described in the following paragraph will not arise if the relevant event that would otherwise have given rise to the obligation occurs after the date when the seller sold the mortgage loan to the depositor or one of the depositor's affiliates. However, the depositor will not include any mortgage loan in a trust fund if anything has come to the depositor's attention that would cause it to believe that the representations and warranties of the related seller will not be accurate and complete in all material respects in respect of that mortgage loan as of the date when the related series of certificates is issued. If the master servicer is also a seller of mortgage loans with respect to a particular series, these representations will be in addition to the representations and warranties made by the master servicer in its capacity as master servicer.

         The master servicer, or the trustee if the master servicer is the seller, will promptly notify the relevant seller of any breach of any representation or warranty made by that seller in respect of a mortgage loan which materially and adversely affects the interests of the certificateholders in the mortgage loan. Unless otherwise specified in the related prospectus supplement, if the seller cannot cure the breach within 90 days after notice from the master servicer or the trustee, as the case may be, then the seller will be obligated to repurchase that mortgage loan from the trust fund at a purchase price equal to 100% of the unpaid principal balance of that mortgage loan as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the related mortgage interest rate, less any advances made by the seller or amount payable as related servicing compensation if the seller is the master servicer. If a REMIC election is to be made with respect to a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or a holder of the related residual certificate will be obligated to pay any prohibited transaction tax which may arise in connection with any such repurchase. Unless otherwise specified in the related prospectus supplement, the master servicer will be entitled to reimbursement for any such payment from the assets of the related trust fund or from any holder of the related residual certificate. See "Description of the Certificates--General" in this prospectus. Except in those cases in which the master servicer is the seller, the master servicer will be required under the applicable pooling and servicing agreement to enforce this obligation for the benefit of the trustee and the related certificateholders, following the practices it would employ in its good faith business judgment were it the owner of the mortgage loan. This repurchase obligation will constitute the sole remedy available to certificateholders or the trustee for a breach of representation by a seller.

         Neither the depositor nor the master servicer - unless the master servicer is the seller - will be obligated to purchase a mortgage loan if the seller defaults on its obligation to do so. No assurance can be given that sellers will carry out their respective repurchase obligations with respect to the mortgage loans. However, to the extent that a breach of a representation and warranty of a seller may also constitute a breach of a representation made by the master servicer, the master servicer may have a repurchase obligation as described under the heading "The Pooling and Servicing Agreement--Assignment of Mortgage Assets" in this prospectus.

                        Description of the Certificates

         Each series of certificates will be issued pursuant to a pooling and servicing agreement, dated as of the related cut-off date, among the depositor, the master servicer and the trustee for the benefit of the holders of the certificates of that series. The provisions of each pooling and servicing agreement will vary depending upon the nature of the related certificates and the related trust fund. Forms of pooling and servicing agreement are exhibits to the Registration Statement of which this prospectus forms a part. The following summaries describe the material provisions which may appear in each pooling and servicing agreement. The prospectus supplement for each series of certificates will describe any provision of the pooling and servicing agreement relating to that series which materially differs from the description contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the related pooling and servicing agreement and prospectus supplement. The depositor will provide a copy of the pooling and servicing agreement (without exhibits) relating to any series without charge, upon written request of a holder of record of a certificate of the series, addressed to Greenwich Capital Acceptance, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Asset Backed Finance Group.

General

         Unless otherwise specified in the related prospectus supplement, the certificates of each series will

         o be issued in fully registered form only, in the authorized denominations specified in the prospectus supplement,

         o evidence specified beneficial ownership interests in the trust fund created pursuant to the related pooling and servicing agreement, and

         o not be entitled to payments in respect of the assets included in any other trust fund established by the depositor.

The certificates will not represent obligations of the depositor or any of its affiliates. The mortgage loans will not be insured or guaranteed by any governmental entity or other person, unless otherwise specified in the related prospectus supplement.

         To the extent provided in the related pooling and servicing agreement, each trust fund will consist of

         o the mortgage assets as from time to time are subject to the related pooling and servicing agreement, exclusive of any amounts specified in the related prospectus supplement as "retained interest";

         o those assets as from time to time are required to be deposited in the related certificate account as defined under the heading "The Pooling and Servicing Agreement--Payments on Mortgage Loans; Deposits to the Certificate Account" in this prospectus;

         o property which secured a mortgage loan and which is acquired on behalf of the certificateholders by foreclosure or deed in lieu of foreclosure;

         o primary mortgage insurance policies, FHA insurance and VA guarantees, if any, and any other insurance policies or other forms of credit enhancement required to be maintained pursuant to the pooling and servicing agreement.

If specified in the related prospectus supplement, a trust fund may also include one or more of the following:

         o    reinvestment income on payments received on the mortgage assets,

         o    a reserve fund,

         o    a mortgage pool insurance policy,

         o    a special hazard insurance policy,

         o    a bankruptcy bond,

         o    one or more letters of credit,

         o    a surety bond,

         o    guaranties, or

         o    similar instruments or other agreements.

         Each series of certificates will be issued in one or more classes. Each class of certificates of a series will evidence beneficial ownership of a specified portion or percentage - which may be 0% - of future interest payments and a specified portion or percentage - which may be 0% - of future principal payments on the mortgage assets in the related trust fund. A series of certificates may include one or more classes that are senior in right to payment to one or more other classes of certificates of the series. A series or classes of certificates may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described in this prospectus and in the related prospectus supplement. One or more classes of certificates of a series may be entitled to receive distributions of principal, interest or any combination of the two. Distributions on one or more classes of a series of certificates may be made prior to being made on one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the mortgage assets in the related trust fund or on a different basis, in each case as specified in the related prospectus supplement. The timing and amounts of distributions may vary among classes or over time as specified in the related prospectus supplement.

         Unless otherwise specified in the related prospectus supplement, distributions of principal and interest, or, where applicable, of principal only or interest only, on the related certificates will be made by the trustee on each distribution date. Distributions will be made monthly, quarterly, semi-annually, or at such other intervals and on the dates as are specified in the prospectus supplement, in proportion to the percentages specified in the related prospectus supplement. Distributions will be made to the persons in whose names the certificates are registered at the close of business on the applicable record date specified in the related prospectus supplement. Distributions will be made by check or money order mailed to the persons entitled thereto at the address appearing in the register maintained for the certificateholders or, if specified in the related prospectus supplement, in the case of certificates that are of a certain minimum denomination and upon written request by the certificateholder, by wire transfer or by such other means as are described in the prospectus supplement. In the case of the final distribution in retirement of the certificates, payment will be made only upon presentation and surrender of the certificates at the office or agency of the trustee or other person specified in the notice to certificateholders of the final distribution.

         The certificates will be freely transferable and exchangeable at the corporate trust office of the trustee named in the related prospectus supplement. No service charge will be made for any registration of exchange or transfer of certificates of any series but the trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

         As to each series of certificates, an election may be made to treat the related trust fund, or designated portion of the trust fund, as a "real estate mortgage investment conduit" (REMIC) as defined in the Internal Revenue Code. The related prospectus supplement will specify whether a REMIC election is to be made. Alternatively, the pooling and servicing agreement for a series may provide that a REMIC election may be made at the discretion of the depositor or the master servicer and may only be made if certain conditions are satisfied. As to any series of certificates for which a REMIC election will be made, the terms and provisions applicable to the making of the REMIC election, as well as any material federal income tax consequences to certificateholders not otherwise described in this prospectus, will be set forth in the related prospectus supplement. If a REMIC election is made with respect to a series, one of the classes will be designated as evidencing the sole class of "residual interests" in the related REMIC, as defined in the Code. All other classes of certificates in that series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each series with respect to which a REMIC election is to be made, the master servicer or a holder of the related residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. Unless otherwise specified in the related prospectus supplement, the master servicer will be entitled to reimbursement for any such payment from the assets of the trust fund or from any holder of the related residual certificate.

Distributions on Certificates

         General. In general, the method of determining the amount of distributions on a particular series of certificates will depend on the type of credit support, if any, that is used with respect to that series. See "Credit Enhancement" in this prospectus. Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the certificates of a particular series. The prospectus supplement for each series of certificates will describe the method to be used in determining the amount of distributions on the certificates of that series.

         The trustee will make distributions allocable to principal and interest on the certificates out of, and only to the extent of, funds in the related certificate account, including any funds transferred from any reserve account. As between certificates of different classes and as between distributions of principal (and, if applicable, between distributions of principal prepayments and scheduled payments of principal) and interest, distributions made on any distribution date will be applied as specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, distributions to any class of certificates will be made pro rata to all certificateholders of that class.

         Available Funds. All distributions on the certificates of each series on each distribution date will be made from Available Funds in accordance with the terms described in the related prospectus supplement and specified in the related pooling and servicing agreement. Unless otherwise provided in the related prospectus supplement, the term "Available Funds" for each distribution date will equal the sum of the following amounts:

         (i) the aggregate of all previously undistributed payments on account of principal, including principal prepayments, if any, and prepayment penalties, if so provided in the related prospectus supplement, and interest on the mortgage loans in the related trust fund (including Liquidation Proceeds and Insurance Proceeds and amounts drawn under letters of credit or other credit enhancement instruments as permitted thereunder and as specified in the related pooling and servicing agreement) received by the master servicer after the cut-off date and on or prior to the related determination date specified in the prospectus supplement except:

         o    all payments which were due on or before the cut-off date;

         o all Liquidation Proceeds and all Insurance Proceeds, all principal prepayments and all other proceeds of any mortgage loan purchased by the depositor, the master servicer, any sub-servicer or any seller pursuant to the pooling and servicing agreement that were received after the prepayment period specified in the prospectus supplement and all related payments of interest representing interest for any period after the prepayment period;

         o all scheduled payments of principal and interest due on a date or dates subsequent to the first day of the month of distribution;

         o amounts received on particular mortgage loans as late payments of principal or interest or other amounts required to be paid by mortgagors, but only to the extent of any unreimbursed advance in respect of those loans made by the master servicer, the related sub-servicers, support servicers or the trustee;

         o amounts representing reimbursement, to the extent permitted by the pooling and servicing agreement and as described under "--Advances" immediately below, for advances made by the master servicer, sub-servicers, support servicers or the trustee that were deposited into the certificate account, and amounts representing reimbursement for certain other losses and expenses incurred by the master servicer or the depositor and described below; and

         o that portion of each collection of interest on a particular mortgage loan in the trust fund which represents servicing compensation payable to the master servicer or retained interest which is to be retained from such collection or is permitted to be retained from related Insurance Proceeds, Liquidation Proceeds or proceeds of mortgage loans purchased pursuant to the pooling and servicing agreement;

         (ii) the amount of any advance made by the master servicer, any sub-servicer, support servicer or the trustee as described under "--Advances" immediately below and deposited by it in the certificate account;

         (iii) if applicable, amounts withdrawn from a reserve account; and

         (iv) if applicable, the amount of any prepayment interest shortfall.

         Distributions of Interest. Unless otherwise specified in the related prospectus supplement, interest will accrue on the aggregate principal balance of each class of certificates or the aggregate notional principal balance of each class of certificates entitled only to distributions allocable to interest, at the pass-through rate and for the periods specified in the prospectus supplement. Except in the case of a class of accrual certificates that provides for interest that accrues but is not currently payable, the pass-through rate may be a fixed rate or an adjustable rate that adjusts as specified in the prospectus supplement. Interest accrued during each specified period on each class of certificates entitled to interest will be distributable on the distribution dates specified in the related prospectus supplement, to the extent that funds are available, until the aggregate principal balance of the certificates of that class has been distributed in full or, in the case of a class of certificates entitled only to distributions allocable to interest, until the aggregate notional principal balance of that class is reduced to zero or for the period of time designated in the related prospectus supplement. The original principal balance of each certificate will equal the aggregate distributions allocable to principal to which that certificate is entitled. Unless otherwise specified in the related prospectus supplement, distributions allocable to interest on each certificate that is not entitled to distributions allocable to principal will be calculated based on the notional principal balance of that certificate. The notional principal balance of a certificate will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

         With respect to any class of accrual certificates, if specified in the related prospectus supplement, any interest that has accrued but is not paid on any distribution date will be added to the aggregate principal balance of that class on that distribution date. Unless otherwise specified in the related prospectus supplement, distributions of interest on each class of accrual certificates will commence only after the occurrence of the events specified in the prospectus supplement. Unless otherwise specified in the related prospectus supplement, the beneficial ownership interest of a class of accrual certificates in the trust fund will increase on each distribution date, as reflected in the aggregate principal balance of that class, by the amount of interest that accrued on that class during the preceding interest accrual period but was not required to be distributed to the class on the distribution date. Each class of accrual certificates will thereafter accrue interest on the outstanding aggregate principal balance of that class as so increased.

         Distributions of Principal. Unless otherwise specified in the related prospectus supplement, the aggregate principal balance of any class of certificates entitled to distributions of principal will equal

         o the original aggregate principal balance of that class as specified in the related prospectus supplement reduced by

         o all distributions reported to certificateholders of that class as allocable to principal increased by

         o in the case of a class of accrual certificates, all interest accrued but not then distributable on that class and subject to

         o in the case of adjustable rate certificates, the effect of any negative amortization.

The related prospectus supplement will specify the method by which the amount of principal to be distributed on the certificates on each distribution date will be calculated and the manner in which the amount will be allocated among the classes of certificates entitled to distributions of principal.

         If so provided in the related prospectus supplement, one or more classes of senior certificates will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments in the percentages and under the circumstances or for the periods specified in the prospectus supplement. Any allocation of such principal prepayments to a class or classes of senior certificates will have the effect of accelerating the amortization of the senior certificates while increasing the interests evidenced by the subordinated certificates in the related trust fund. Increasing the interests of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates. See "Credit Enhancement--Subordination" in this prospectus.

         Unscheduled Distributions. If specified in the related prospectus supplement, the certificates will be subject to receipt of distributions before the next scheduled distribution date under the circumstances and in the manner described in this paragraph and the following paragraph and in the prospectus supplement. The trustee will be required to make such unscheduled distributions on the day and in the amount specified in the related prospectus supplement if, due to substantial payments of principal - including principal prepayments - on the mortgage assets, the trustee or the master servicer determines that the funds available or anticipated to be available from the certificate account and, if applicable, from any reserve account may be insufficient to make required distributions on the certificates on that distribution date. Unless otherwise specified in the related prospectus supplement, the amount of any unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the certificates on the next distribution date. Unless otherwise specified in the related prospectus supplement, all unscheduled distributions will include interest at the applicable pass-through rate, if any, on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in the prospectus supplement.

         Unless otherwise specified in the related prospectus supplement, all distributions allocable to principal in any unscheduled distribution will be made in the same priority and manner as distributions of principal on the certificates would have been made on the next distribution date, and with respect to certificates of the same class, unscheduled distributions of principal will be made on a pro rata basis. Notice of any unscheduled distribution will be given by the trustee prior to the date of distribution.

Advances

         Unless otherwise provided in the related prospectus supplement, the master servicer will be required to make advances, from its own funds, from funds advanced by sub-servicers or support servicers or from funds held in the certificate account for future distributions to the certificateholders. On each distribution date, the amount of any advances will be equal to the aggregate of payments of principal and interest that were delinquent on the related determination date and were not advanced by any sub-servicer, subject to the master servicer's determination that these advances will be recoverable from late payments by mortgagors, Liquidation Proceeds, Insurance Proceeds or otherwise. In the case of cooperative loans, the master servicer also will be required to advance any unpaid maintenance fees and other charges under the related proprietary leases as specified in the related prospectus supplement.

         In making advances, the master servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to the certificateholders rather than to guarantee or insure against losses. If advances are made by the master servicer from cash being held for future distribution to certificateholders, the master servicer will replace those funds on or before any future distribution date to the extent that funds in the applicable certificate account on a distribution date would be less than the amount required to be available for distributions to certificateholders on that date. Any funds advanced by the master servicer will be reimbursable to the master servicer out of recoveries on the specific mortgage loans with respect to which the advances were made (e.g., late payments made by the related mortgagor, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any mortgage loan purchased by a sub-servicer or a seller under the circumstances described in this prospectus). Advances by the master servicer and any advances by a sub-servicer or a support servicer also will be reimbursable to the master servicer or sub-servicer or support servicer, as applicable, from cash otherwise distributable to certificateholders, including the holders of senior certificates, to the extent that the master servicer determines that any advances previously made are not ultimately recoverable as described in this paragraph. The master servicer also will be obligated to make advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by mortgagors on a timely basis. Funds so advanced are reimbursable to the master servicer to the extent permitted by the related pooling and servicing agreement. If specified in the related prospectus supplement, the obligations of the master servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in the related prospectus supplement.

         The master servicer or sub-servicer may enter into a support agreement with a support servicer pursuant to which the support servicer agrees to provide funds on behalf of the master servicer or sub-servicer in connection with the obligation of the master servicer or sub-servicer, as the case may be, to make advances. The support agreement will be delivered to the trustee and the trustee will be authorized to accept a substitute support agreement in exchange for an original support agreement, provided that the substitution of the support agreement will not adversely affect the rating or ratings assigned to the certificates by each rating agency named in the related prospectus supplement.

         Unless otherwise provided in the prospectus supplement, in the event the master servicer, a sub-servicer or a support servicer fails to make an advance, the trustee will be obligated to make the advance in its capacity as successor servicer. If the trustee makes an advance, it will be entitled to be reimbursed for that advance to the same extent and degree as the master servicer, a sub-servicer or a support servicer is entitled to be reimbursed for advances. See "--Distributions on Certificates" above.

Reports to Certificateholders

         Prior to or concurrently with each distribution on a distribution date and except as otherwise set forth in the related prospectus supplement, the master servicer or the trustee will furnish to each certificateholder of record of the related series a statement setting forth, to the extent applicable to that series of certificates, among other things:

         o the amount of the distribution that is allocable to principal, separately identifying the aggregate amount of any principal prepayments and, if specified in the prospectus supplement, any prepayment penalties included in the distribution;

         o    the amount of the distribution allocable to interest;

         o    the amount of any advances;

         o the aggregate amount (a) otherwise allocable to the subordinated certificateholders on that distribution date and
              (b) withdrawn from the reserve fund, if any, that is included in the amounts distributed to the senior certificateholders;

         o the outstanding aggregate principal balance or notional principal balance of each class after giving effect to the distribution of principal on that distribution date;

         o the percentage of principal payments on the mortgage loans (excluding prepayments), if any, which each class will be entitled to receive on the following distribution date;

         o the percentage of principal prepayments on the mortgage loans, if any, which each class will be entitled to receive on the following distribution date;

         o the amount of the servicing compensation retained or withdrawn from the certificate account by the master servicer and the amount of additional servicing compensation received by the master servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

         o the number and aggregate principal balance of mortgage loans delinquent, but not in foreclosure, (i) from one to 30 days,
              (ii) from 31 to 60 days, (iii) from 61 to 90 days and (iv) 91 days or more, as of the close of business on the last day of the calendar month preceding that distribution date;

         o the number and aggregate principal balance of mortgage loans in foreclosure as of the close of business on the last day of the calendar month preceding that distribution date;

         o the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure and, if the real estate secured a Multifamily Loan, any additional information specified in the prospectus supplement;

         o if a class is entitled only to a specified portion of interest payments on the mortgage loans in the related mortgage pool, the pass-through rate, if adjusted from the date of the last statement, of the mortgage loans expected to be applicable to the next distribution to that class;

         o if applicable, the amount remaining in any reserve account at the close of business on that distribution date;

         o the pass-through rate as of the day prior to the immediately preceding distribution date; and

         o the amounts remaining under any letters of credit, pool policies or other forms of credit enhancement applicable to the certificates.

         Where applicable, any amount set forth in the above list may be expressed as a dollar amount per single certificate of the relevant class having the percentage interest specified in the prospectus supplement. The report to certificateholders for any series of certificates may include additional or other information of a similar nature to that specified in the above list.

         In addition, within a reasonable period of time after the end of each calendar year, the master servicer or the trustee will mail, to each certificateholder of record at any time during such calendar year, a report setting forth:

         o the aggregate of the amounts for that calendar year reported pursuant to the first two bullet points in the immediately preceding list or, in the event that the recipient was a certificateholder of record only during a portion of the calendar year, for the applicable portion of the year, and

         o other customary information as may be deemed necessary or desirable for certificateholders to have in order to prepare their tax returns.

                              Credit Enhancement

General

         Credit enhancement may be provided with respect to one or more classes of a series of certificates or with respect to the mortgage assets in the related trust fund. Credit enhancement may take the form of one or more of the following:

         o a limited financial guaranty policy issued by an entity named in the related prospectus supplement,

         o the subordination of one or more classes of the certificates of that series,

         o    the establishment of one or more reserve accounts,

         o    the use of a cross-support feature,

         o a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract or

         o any other method of credit enhancement described in the related prospectus supplement.

Unless otherwise specified in the related prospectus supplement, any credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the certificates and payment interest. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, certificateholders will bear their allocable share of deficiencies.

Subordination

         If specified in the related prospectus supplement, protection afforded to holders of one or more classes of the senior certificates of a series by means of the subordination feature will be accomplished by the holders of one or more other classes of that series having a preferential right to distributions in respect of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would have been payable to the holders of one or more other subordinated classes of certificates of that series under the circumstances and to the extent specified in the prospectus supplement. If specified in the related prospectus supplement, protection may also be afforded to the holders of the senior certificates of a series by:

         o reducing the ownership interest of the holders of the related subordinated certificates;

         o a combination of the subordination feature and reducing the ownership interest of the subordinated certificateholders; or

         o    as otherwise described in the related prospectus supplement.

If specified in the related prospectus supplement, delays in receipt of scheduled payments on the mortgage loans and losses on defaulted mortgage loans will be borne first by the various classes of subordinated certificates and thereafter by the various classes of senior certificates, in each case under the circumstances and subject to the limitations specified in that prospectus supplement.

         The related prospectus supplement may also limit the following:

         o the aggregate distributions in respect of delinquent payments on the mortgage loans over the lives of the certificates or at any time,

         o the aggregate losses in respect of defaulted mortgage loans which must be borne by the subordinated certificates by virtue of their subordination, and

         o the amount of the distributions otherwise distributable to the subordinated certificateholders that will be distributable to senior certificateholders on any distribution date.

If aggregate distributions in respect of delinquent payments on the mortgage loans or aggregate losses in respect of the mortgage loans were to exceed the amount specified in the related prospectus supplement, holders of the senior certificates would experience losses on their certificates.

         In addition to or in lieu of the foregoing, if specified in the related prospectus supplement, all or any portion of distributions otherwise payable to holders of the subordinated certificates on any distribution date may instead be deposited into one or more reserve accounts established with the trustee. The related prospectus supplement may specify that deposits in any reserve account may be made

         o    on each distribution date,

         o    for specified periods, or

         o until the balance in the reserve account has reached a specified amount and, following payments from the reserve account to holders of the senior certificates or otherwise, thereafter to the extent necessary to restore the balance in the reserve account to the specified level.

If specified in the related prospectus supplement, amounts on deposit in the reserve account may be released to the holders of the class or classes of certificates specified in the prospectus supplement at the times and under the circumstances specified in the prospectus supplement.

         If specified in the related prospectus supplement, various classes of senior certificates and subordinated certificates may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinated certificates, respectively, through a cross-support mechanism or otherwise.

         As among classes of senior certificates and as among classes of subordinated certificates, distributions may be allocated among these classes as follows:

         o    in the order of their scheduled final distribution dates,

         o    in accordance with a schedule or formula,

         o    in relation to the occurrence of events or otherwise,

in each case as specified in the related prospectus supplement. As among classes of subordinated certificates, the related prospectus supplement will specify the allocation of payments to holders of the related senior certificates on account of delinquencies or losses and the allocation payments to any reserve account.

Mortgage Pool Insurance Policies

         In the case of a mortgage pool consisting of Single Family Loans, the related prospectus supplement may specify that a separate mortgage pool insurance policy will be obtained for the mortgage pool. This policy will be issued by the pool insurer named in the prospectus supplement. Subject to the limits described in this section, each mortgage pool insurance policy will cover loss by reason of default in payment on Single Family Loans in the related mortgage pool in an amount equal to a percentage, which is specified in the related prospectus supplement, of the aggregate principal balances of the mortgage loans on the cut-off date which are not covered as to their entire outstanding principal balances by primary mortgage insurance policies. As more fully described in the following paragraph, the master servicer will present claims to the pool insurer on behalf of itself, the trustee and the certificateholders. However, the mortgage pool insurance policies are not blanket policies against loss, since claims under the policies may only be made respecting particular defaulted mortgage loans and only upon satisfaction of the conditions precedent described in the following paragraph. Unless otherwise specified in the related prospectus supplement, no mortgage pool insurance policy will cover losses due to a failure to pay or denial of a claim under the primary mortgage insurance policy.

         Unless otherwise specified in the related prospectus supplement, the mortgage pool insurance policy will provide that no claims may be validly presented unless the following conditions are satisfied:

         o any required primary mortgage insurance policy is in effect for the defaulted mortgage loan and a claim under that policy has been submitted and settled;

         o hazard insurance on the related mortgaged property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;

         o if there has been physical loss or damage to the mortgaged property, the property has been restored to its physical condition, reasonable wear and tear excepted, at the time of issuance of the policy; and

         o the insured has acquired good and merchantable title to the mortgaged property free and clear of liens except certain permitted encumbrances.

Upon satisfaction of these conditions, the pool insurer will have the option either

         o to purchase the property securing the defaulted mortgage loan at a price equal to the loan's principal balance plus accrued and unpaid interest at the mortgage rate to the date of purchase plus certain expenses incurred by the master servicer on behalf of the trustee and certificateholders, or

         o to pay the amount by which the sum of the principal balance of the defaulted mortgage loan plus accrued and unpaid interest at the mortgage rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the mortgaged property, in either case net of amounts paid or assumed to have been paid under the related primary mortgage insurance policy.

         If any property securing a defaulted mortgage loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable special hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the mortgage pool insurance policy, the master servicer will not be required to expend its own funds to restore the damaged property unless it determines that

         o the restoration will increase the proceeds to certificateholders on liquidation of the related mortgage loan after reimbursement to the master servicer of its expenses, and

         o the master servicer will be able to recover its expenses from proceeds of the sale of the property or proceeds of the related mortgage pool insurance policy or any related primary mortgage insurance policy.

         Unless otherwise specified in the related prospectus supplement, no mortgage pool insurance policy will insure against losses sustained by reason of a default arising, among other things, from

         o fraud or negligence in the origination or servicing of a mortgage loan, including misrepresentation by the mortgagor, the originator or persons involved in the origination of the loan or

         o failure to construct a mortgaged property in accordance with plans and specifications.

Many primary mortgage insurance policies also do not insure against these types of losses. Nevertheless, a failure of coverage attributable to one of the foregoing events might result in a breach of the related seller's representations and, in that event, might give rise to an obligation on the part of the seller to purchase the defaulted mortgage loan if the breach cannot be cured. No mortgage pool insurance policy will cover a claim in respect of a defaulted mortgage loan that occurs when the loan's servicer of such mortgage loan, at the time of default or thereafter, was not approved by the insurer. Many primary mortgage insurance policies also do not cover claims in this case.

         Unless otherwise specified in the related prospectus supplement, the original amount of coverage under the mortgage pool insurance policy will be reduced over the life of the related certificates by the aggregate dollar amount of claims paid, less the aggregate of the net amounts realized by the pool insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the master servicer as well as accrued interest on delinquent mortgage loans to the date of payment of the claim, unless otherwise specified in the related prospectus supplement. Accordingly, if aggregate net claims paid under any mortgage pool insurance policy reach the original policy limit, coverage under that mortgage pool insurance policy will be exhausted and any further losses will be borne by the certificateholders.

         The terms of any pool insurance policy relating to a pool of Contracts will be described in the related prospectus supplement.

FHA Insurance; VA Guarantees

         Single Family Loans designated in the related prospectus supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. These mortgage loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Single Family Loans insured by the FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured Single Family Loan relating to a series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time the loan was originated.

         The insurance premiums for Single Family Loans insured by the FHA are collected by lenders approved by the Department of Housing and Urban Development (HUD), or by the master servicer or any sub-servicer, and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged property to HUD or upon assignment of the defaulted mortgage loan to HUD. With respect to a defaulted FHA-insured Single Family Loan, the master servicer or any sub-servicer is limited in its ability to initiate foreclosure proceedings. When it is determined by the master servicer or sub-servicer or HUD that the default was caused by circumstances beyond the mortgagor's control, the master servicer or such sub-servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the mortgagor. These plans may involve the reduction or suspension of regular mortgage payments for a specified period, with such payments to be made up on or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or beyond the maturity date. In addition, when this type of default is accompanied by certain other criteria, HUD may provide relief by making payments to the master servicer or sub-servicer in partial or full satisfaction of amounts due under the mortgage loan or by accepting assignment of the loan from the master servicer or sub-servicer. Any payments made by HUD are to be repaid by the mortgagor to HUD. With certain exceptions, at least three full monthly installments must be due and unpaid under the mortgage loan, and HUD must have rejected any request for relief from the mortgagor, before the master servicer or sub-servicer may initiate foreclosure proceedings.

         In most cases, HUD has the option to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash. Claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debentures' interest rate. The master servicer or sub-servicer of each FHA-insured Single Family Loan will be obligated to purchase any HUD debenture issued in satisfaction of a mortgage loan upon default for an amount equal to the debenture's principal amount.

         The amount of insurance benefits paid by the FHA generally is equal to the entire unpaid principal amount of the defaulted mortgage loan adjusted to reimburse the master servicer or sub-servicer for certain costs and expenses and to deduct certain amounts received or retained by the master servicer or sub-servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance of the mortgaged property to HUD, the master servicer or sub-servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for interest accrued and unpaid prior to the conveyance date generally only to the extent allowed pursuant to the related forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA-insured Single Family Loan, bears interest from the date which is 30 days after the mortgagor's first uncorrected failure to perform any obligation to make any payment due under the mortgage loan and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate.

         Single Family Loans designated in the related prospectus supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended, which permits a veteran, the spouse of a veteran in certain cases, to obtain a mortgage loan guaranteed by the VA covering financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guarantee of mortgage loans of up to 30 years' duration. However, no Single Family Loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guarantee for that mortgage loan.

         The maximum guarantee that may be issued by the VA under a VA-guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 U.S.C. Section 1803(a), as amended. As of November 1, 1998 the maximum guarantee that may be issued by the VA under a VA-guaranteed mortgage loan of more than $144,000 is the lesser of 25% of the original principal amount of the mortgage loan and $50,570. The liability on the guarantee is reduced or increased, pro rata, with any reduction or increase in the amount of indebtedness, but in no event will the amount payable under the guaranty exceed the amount of the original guaranty. The VA may, at its option and without regard to the guaranty, make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage loan upon the loan's assignment to the VA.

         With respect to a defaulted VA-guaranteed Single Family Loan, the master servicer or sub-servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim under the guaranty is submitted after liquidation of the mortgaged property.

         The amount payable under the guaranty will be the percentage of the VA-guaranteed Single Family Loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in VA regulations. Payments under the guaranty will be equal to the unpaid principal amount of the loan, interest accrued on the unpaid balance of the loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that these amounts have not been recovered through liquidation of the mortgaged property. The amount payable under the guaranty may in no event exceed the amount of the original guaranty.

Special Hazard Insurance Policies

         If specified in the related prospectus supplement, a separate special hazard insurance policy will be obtained for the mortgage pool and will be issued by the special hazard insurer named in the prospectus supplement. Subject to the limitations described in the immediately following sentence, each special hazard insurance policy will protect holders of the related certificates from

         o loss by reason of damage to mortgaged properties caused by certain hazards -including earthquakes and, to a limited extent, tidal waves and related water damage or as otherwise specified in the prospectus supplement - not insured against under the standard form of hazard insurance policy for the respective states in which the mortgaged properties are located or under a flood insurance policy if the mortgaged property is located in a federally designated flood area, and

         o loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies.

See "The Pooling and Servicing Agreement--Hazard Insurance" in this prospectus. No special hazard insurance policy will cover losses occasioned by fraud or conversion by the trustee or master servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reaction, flood (if the mortgaged property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any special hazard insurance policy will be specified in the related prospectus supplement. Each special hazard insurance policy will provide that no claim may be paid unless hazard insurance and, if applicable, flood insurance on the related mortgaged property have been kept in force and other protection and preservation expenses have been paid.

         Subject to the limitations set forth in the immediately preceding paragraph, and unless otherwise specified in the related prospectus supplement, each special hazard insurance policy will provide coverage where there has been damage to property securing a foreclosed mortgage loan, and title to the mortgaged property has been acquired by the insured, to the extent that the damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the master servicer. In this circumstance, the special hazard insurer will pay the lesser of

         o    the cost to repair or replace the mortgaged property or

         o upon transfer of the property to the special hazard insurer, the unpaid principal balance of the mortgage loan at the time the property is acquired by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement, together with certain expenses incurred by the master servicer with respect to the property.

If the unpaid principal balance of a mortgage loan plus accrued interest and certain servicing expenses are paid by the special hazard insurer, the amount of further coverage under the related special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the property. Any amount paid as the cost to repair the damaged property will also reduce coverage by such amount. So long as a mortgage pool insurance policy remains in effect, the payment by the special hazard insurer to cover the unpaid principal balance of a mortgage loan plus accrued interest and certain servicing expenses or to cover the cost to repair a mortgaged property will not affect the total insurance proceeds paid to certificateholders, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and the mortgage pool insurance policy.

         Since each special hazard insurance policy will be designed to permit full recovery under the mortgage pool insurance policy in circumstances in which recoveries would otherwise be unavailable because mortgaged properties have been damaged by a cause not insured against by a standard hazard policy and thus would not be restored, each pooling and servicing agreement will provide that, unless otherwise specified in the related prospectus supplement, the master servicer will be under no obligation to maintain the special hazard insurance policy once the related mortgage pool insurance policy has been terminated or been exhausted due to payment of claims.

         To the extent specified in the related prospectus supplement, the master servicer may deposit in a special trust account, cash, an irrevocable letter of credit or any other instrument acceptable to each rating agency named in the prospectus supplement, in order to provide protection in lieu of or in addition to that provided by a special hazard insurance policy. The amount of any special hazard insurance policy or of the deposit to the special trust account relating to certificates may be reduced so long as the reduction will not result in a downgrading of the rating of the certificates by any rating agency named in the prospectus supplement.

         The terms of any special hazard insurance policy relating to a pool of Contracts will be described in the related prospectus supplement.

Bankruptcy Bonds

         If specified in the related prospectus supplement, a bankruptcy bond for proceedings under the federal Bankruptcy Code will be issued by an insurer named in the prospectus supplement. Each bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a mortgage loan or a reduction by the court of the principal amount of a mortgage loan. The bankruptcy bond will also cover unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under any bankruptcy bond will be set forth in the related prospectus supplement. Coverage under a bankruptcy bond may be cancelled or reduced by the master servicer if the cancellation or reduction would not adversely affect the then current rating of the certificates by any rating agency named in the prospectus supplement. See "Material Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" in this prospectus.

         To the extent specified in the related prospectus supplement, the master servicer may deposit in a special trust account, cash, an irrevocable letter of credit or any other instrument acceptable to each rating agency named in the prospectus supplement, to provide protection in lieu of or in addition to that provided by a bankruptcy bond. The amount of any bankruptcy bond or of the deposit to the special trust account relating to the certificates may be reduced so long as the reduction would not result in a downgrading of the rating of the certificates by any rating agency named in the prospectus supplement.

         The terms of any bankruptcy bond relating to a pool of Contracts will be described in the related prospectus supplement.

FHA Insurance on Multifamily Loans

         There are two primary FHA insurance programs that are available for Multifamily Loans. Sections 221(d)(3) and (d)(4) of the National Housing Act allow HUD to insure mortgage loans that are secured by newly constructed and substantially rehabilitated multifamily rental projects. Section 244 of the Housing Act provides for co-insurance of mortgage loans made under Sections 221(d)(3) and (d)(4) by HUD/FHA and a HUD-approved co-insurer. Generally the term of a mortgage loan may be up to 40 years and the ratio of loan amount to property replacement cost can be up to 90%.

         Section 223(f) of the National Housing Act allows HUD to insure mortgage loans made for the purchase or refinancing of existing apartment projects which are at least three years old. Section 244 also provides for co-insurance of mortgage loans made under Section 223(f). Under Section 223(f), the loan proceeds cannot be used for substantial rehabilitation work but repairs may be made for, generally up to the greater of 15% of the value of the project or a dollar amount per apartment unit established from time to time by HUD. In general the loan term may not exceed 35 years and a loan-to-value ratio of no more than 85% is required for the purchase of a project and a loan-to-value ratio of no more than 70% for the refinancing of a project.

         FHA insurance is generally payable in cash or, at the option of the mortgagee, in debentures. The insurance does not cover 100% of the mortgage loan but is subject to certain deductions and certain losses of interest from the date of the default.

Reserve Accounts

         If specified in the related prospectus supplement, credit support with respect to a series of certificates may be provided by the establishment and maintenance of one or more reserve accounts for that series, in trust, with the related trustee. The prospectus supplement will specify whether or not a reserve accounts will be included in the related trust fund.

         The reserve account for a series of certificates will be funded in one of the following ways:

         o by a deposit of cash, U.S. Treasury securities, instruments evidencing ownership of principal or interest payments on U.S. Treasury securities, letters of credit, demand notes, certificates of deposit or a combination of these, in the aggregate amount specified in the related prospectus supplement,

         o by deposit from time to time of amounts specified in the related prospectus supplement to which the subordinated certificateholders, if any, would otherwise be entitled, or

         o    in such other manner as the prospectus supplement may specify.

         Any amounts on deposit in the reserve account and the proceeds of any other instrument upon maturity will be held in cash or will be invested in permitted investments. Unless otherwise specified in the related prospectus supplement, "permitted investments" will include obligations of the United States and certain of its agencies, certificates of deposit, certain commercial paper, time deposits and bankers acceptances sold by eligible commercial banks and certain repurchase agreements of United States government securities with eligible commercial banks. If a letter of credit is deposited with the trustee, the letter of credit will be irrevocable. Unless otherwise specified in the related prospectus supplement, any instrument deposited in a reserve account will name the trustee, in its capacity as trustee for the certificateholders, as beneficiary and will be issued by an entity acceptable to each rating agency named in the prospectus supplement. Additional information with respect to instruments deposited in the reserve account will be set forth in the related prospectus supplement.

         Any amounts deposited, and payments on instruments deposited, in a reserve account will be available for withdrawal from the reserve account for distribution to certificateholders, for the purposes, in the manner and at the times specified in the related prospectus supplement.

Cross Support

         If specified in the related prospectus supplement, the beneficial ownership of separate groups of assets included in a trust fund may be evidenced by separate classes of certificates. In this case, credit support may be provided by a cross support feature which requires that distributions be made with respect to certificates evidencing a beneficial ownership interest in other asset groups within the same trust fund. The related prospectus supplement for a series which includes a cross support feature will describe the manner and conditions for applying the cross support feature.

         If specified in the related prospectus supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more related trust funds. If applicable, the related prospectus supplement will identify the trust funds to which the credit support relates and the manner of determining the amount of the coverage provided and the application of the coverage to the identified trust funds.

Other Insurance, Surety Bonds, Guaranties, Letters of Credit and Similar Instruments or Agreements

         If specified in the related prospectus supplement, a trust fund may also include insurance, guaranties, surety bonds, letters of credit or similar arrangements for the following purposes:

         o to maintain timely payments or provide additional protection against losses on the assets included in the trust fund,

         o    to pay administrative expenses, or

         o to establish a minimum reinvestment rate on the payments made in respect of the assets included in the trust fund or principal payment rate on the assets.

These arrangements may include agreements under which certificateholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the prospectus supplement.

Financial Instruments

         If specified in the related prospectus supplement, the trust fund may include one or more financial instruments that are intended to meet the following goals:

         o to convert the payments on some or all of the mortgage assets from fixed to floating payments, or from floating to fixed, or from floating based on a particular index to floating based on another index;

         o to provide payments in the event that any index rises above or falls below specified levels; or

         o to provide protection against interest rate changes, certain types of losses or other payment shortfalls to one or more classes of the related series.

         If a trust fund includes financial instruments of this type, the instruments may be structured to be exempt from the registration requirements of the Securities Act of 1933, as amended.

         The related prospectus supplement will include, or incorporate by reference, material financial and other information about the provider of the financial instruments.

                      Yield and Prepayment Considerations

         The yields to maturity and weighted average lives of the certificates will be affected primarily by the amount and timing of principal payments received on or in respect of the mortgage assets included in the related trust fund. The original terms to maturity of the mortgage loans in a given mortgage pool will vary depending upon the types of mortgage loans included therein. Each prospectus supplement will contain information with respect to the types and maturities of the mortgage loans in the related mortgage pool. Unless otherwise specified in the related prospectus supplement, Single Family Loans and Contracts may be prepaid, without penalty, in full or in part at any time. Multifamily Loans may prohibit prepayment for a specified period after origination, may prohibit partial prepayments entirely, and may require the payment of a prepayment penalty upon prepayment in full or in part. The prepayment experience of the mortgage loans in a mortgage pool will affect the life of the related series of certificates.

         A number of factors, including homeowner mobility, economic conditions, the presence and enforceability of due-on-sale clauses, mortgage market interest rates and the availability of mortgage funds may affect the prepayment experience of Single Family Loans and Contracts. Some of these factors, as well as other factors including limitations on prepayment and the relative tax benefits associated with the ownership of income-producing real property, may affect the prepayment experience of Multifamily Loans.

         Unless otherwise provided in the related prospectus supplement, all conventional Single Family Loans and Contracts will contain due-on-sale provisions permitting the mortgagee or holder of the Contract to accelerate the maturity of the loan or Contract upon the sale or certain other transfers of the related mortgaged property by the mortgagor or obligor. As described in the related prospectus supplement, conventional Multifamily Loans may contain due-on-sale provisions, due-on-encumbrance provisions or both. Mortgage loans insured by the FHA, and Single Family Loans and Contracts partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments of these mortgage loans may be lower than that of conventional mortgage loans bearing comparable interest rates. Unless otherwise provided in the related prospectus supplement, the master servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the mortgaged property and reasonably believes that it is entitled to do so under applicable law. However, the master servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "The Pooling and Servicing Agreement--Collection Procedures" and "Material Legal Aspects of the Mortgage Loans" in this prospectus for a description of certain provisions of each pooling and servicing agreement and certain legal matters that may affect the prepayment experience of the mortgage loans.

         The rate of prepayments of conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the mortgage rates borne by a mortgage loan, that mortgage loans is likely to be subject to a higher prepayment rate than would be the case if prevailing interest rates remain at or above its mortgage rates. Conversely, if prevailing interest rates rise appreciably above the mortgage rate borne by a mortgage loans, that mortgage loan is likely to experience a lower prepayment rate than would be the case if prevailing rates remain at or below its mortgage rate. However, there can be no assurance that these generalities will hold true in particular cases. The rate of prepayment of Multifamily Loans may also be affected by other factors including loan terms including the existence of lockout periods, due-on-sale and due-on-encumbrance clauses and prepayment penalties, relative economic conditions in the area where the mortgaged properties are located, the quality of management of the mortgaged properties and possible changes in tax laws.

         When a prepayment in full is made with respect to a Single Family Loan, the mortgagor is charged interest on the principal amount of the loan only for the number of days in the month actually elapsed up to the date of the prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, the effect of a prepayment in full will be to reduce the amount of interest passed through in the following month to certificateholders, because interest on the principal balance of the prepaid loan will be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the prepaid mortgage loans either on the first day of the month of receipt or of the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through in that month. Unless otherwise specified in the related prospectus supplement, neither prepayments in full nor partial prepayments will be passed through until the month following receipt. Prepayment penalties collected with respect to Multifamily Loans will be distributed to certificateholders, or to other persons entitled to them, as described in the related prospectus supplement.

         If the rate at which interest is passed through to the holders of certificates of a series is calculated on a mortgage loan by mortgage loan basis, disproportionate principal prepayments with respect to mortgage loans bearing different mortgage rates will affect the yield on the certificates. In all cases, the effective yield to certificateholders will be slightly lower than the yield otherwise produced by the applicable certificate pass-through rate and purchase price because, while interest generally will accrue on each mortgage loan from the first day of the month, the distribution of interest generally will not be made earlier than the month following the month of accrual.

         Under certain circumstances, the master servicer or the holders of the residual interests in a REMIC may have the option to purchase the assets of a trust fund to effect early retirement of the related series of certificates. See "The Pooling and Servicing Agreement--Termination; Optional Termination" in the prospectus.

         Factors other than those identified in this prospectus and in the related prospectus supplement could significantly affect principal prepayments at any time and over the lives of the certificates. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the mortgage assets at any time or over the lives of the certificates.

         The prospectus supplement relating to a series of certificates will discuss in greater detail the effect of the rate and timing of principal payments including prepayments, delinquencies and losses on the yield, weighted average lives and maturities of the certificates.

         In the event that a receiver, bankruptcy trustee, debtor in possession or similar entity (each, an "insolvency trustee") is appointed with respect to a seller due to its insolvency or a seller becomes a debtor under the federal Bankruptcy Code or any similar insolvency law, the insolvency trustee may attempt to characterize the transfer of the related mortgage loans from the seller to the depositor as a pledge to secure a financing rather than as a sale. In the event that this attempt were successful, the insolvency trustee might elect, among other remedies, to accelerate payment of the related certificates and liquidate the related mortgage loans, with each certificateholder being entitled to receive its allocable share of the principal balance of the mortgage loans, together with its allocable share of interest on the mortgage loans at the applicable pass-through rate, or weighted average "strip rate" as defined in the related prospectus supplement, as the case may be, to the date of payment. In this event, the related certificateholders might incur reinvestment losses with respect to principal received and investment losses attendant to the liquidation of the mortgage loans and the resulting early retirement of the related certificates. In addition, certain delays in distributions might be experienced by such certificateholders in connection with any such insolvency proceedings.

                      The Pooling and Servicing Agreement

         Set forth below is a summary of the material provisions of each pooling and servicing agreement which are not described elsewhere in this prospectus. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the pooling and servicing agreement applicable to a particular series of certificates. Where particular provisions or terms used in the agreements are referred to, those provisions or terms are as specified in the agreements.

Assignment of Mortgage Assets

         Assignment of the Mortgage Loans. When the certificates of a series are issued, the depositor will cause the mortgage loans comprising the related trust fund to be assigned to the trustee, together with all principal and interest received by or on behalf of the depositor with respect to those mortgage loans after the cut-off date, other than principal and interest due on or before the cut-off date and other than any retained interest specified in the related prospectus supplement. Concurrently with this assignment, the trustee will deliver the certificates to the depositor in exchange for the mortgage loans. Each mortgage loan will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement. The schedule will include information as to the outstanding principal balance of each mortgage loan after application of payments due on the cut-off date, as well as information regarding the mortgage rate or APR, the current scheduled monthly payment of principal and interest, the maturity of the loan, its loan-to-value ratio at origination and certain other information.

         In addition, the depositor will deliver or cause to be delivered to the trustee or a custodian the following items in connection with each mortgage loan in the related trust fund:

         o the mortgage note or Contract, endorsed without recourse in blank or to the order of the trustee;

         o in the case of Single Family Loans or Multifamily Loans, the mortgage, deed of trust or similar instrument (each, a "mortgage") with evidence of recording indicated on the mortgage; however, in the case of any mortgage not returned from the public recording office, the depositor will deliver or cause to be delivered a copy of the mortgage together with a certificate stating that the original mortgage was delivered to the recording office;

         o an assignment of the mortgage or Contract to the trustee, which assignment will be in recordable form in the case of a mortgage assignment; and

         o any other security documents as may be specified in the related prospectus supplement.

         Unless otherwise specified in the related prospectus supplement, the depositor will promptly cause the assignments of any Single Family Loan and Multifamily Loan to be recorded in the appropriate public office for real property records, except in states in which, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the loans against the claim of any subsequent transferee or any successor to, or creditor of, the depositor or the originator of the loans. Unless otherwise specified in the related prospectus supplement, the depositor will promptly make or cause to be made an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the trustee's ownership of the Contracts.

         With respect to any mortgage loans which are cooperative loans, the depositor will deliver the following items to the trustee:

         o the related original cooperative note endorsed, without recourse, in blank or to the order of the trustee,

         o    the original security agreement,

         o    the proprietary lease or occupancy agreement,

         o    the recognition agreement,

         o an executed financing agreement and the relevant stock certificate,

         o    related blank stock powers and

         o any other document specified in the related prospectus supplement.

The depositor will cause to be filed in the appropriate office an assignment and a financing statement evidencing the trustee's security interest in each cooperative loan.

         The trustee or custodian will review the mortgage loan documents, upon receipt, within the time period specified in the related prospectus supplement. The trustee will hold the documents in trust for the benefit of the certificateholders. Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian will notify the master servicer and the depositor, and the master servicer will notify the related seller. If the seller cannot cure the omission or defect within 45 days after receipt of notice, the seller will be obligated to purchase the mortgage loan from the trustee at the purchase price. There can be no assurance that a seller will fulfill its repurchase obligation. Although the master servicer may be obligated to enforce this obligation to the extent described in this prospectus under "Mortgage Loan Program--Representations by sellers; Repurchases", neither the master servicer nor the depositor will be obligated to purchase the mortgage loan if the seller defaults on its repurchase obligation, unless the breach also constitutes a breach of the representations or warranties of the master servicer or the depositor, as the case may be. Unless otherwise specified in the related prospectus supplement, the seller's repurchase obligation constitutes the sole remedy available to the certificateholders or the trustee for the omission of, or a material defect in, a constituent mortgage loan document.

         The trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the mortgage loans as agent of the trustee.

         The master servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the pooling and servicing agreement. Upon a breach of any representation of the master servicer which materially and adversely affects the interests of the certificateholders in a mortgage loan, the master servicer will be obligated either to cure the breach in all material respects or to purchase the mortgage loan at the purchase price. Unless otherwise specified in the related prospectus supplement, this obligation to cure or purchase constitutes the sole remedy available to the certificateholders or the trustee for a breach of representation by the master servicer.

         Notwithstanding the provisions of the foregoing two paragraphs, with respect to a trust fund for which a REMIC election is to be made, unless the related prospectus supplement otherwise provides, no purchase or repurchase of a mortgage loan will be made if the purchase or repurchase would result in a prohibited transaction tax under the Internal Revenue Code.

         Assignment of Agency Securities. The depositor will cause any Agency Securities included in a trust fund to be registered in the name of the trustee or its nominee, and the trustee concurrently will execute, countersign and deliver the certificates. Each Agency Security will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement, which will specify as to each Agency Security its original principal amount, outstanding principal balance as of the cut-off date, annual pass-through rate, if any, and the maturity date.

         Assignment of Private Mortgage-Backed Securities. The depositor will cause any PMBS included in a trust fund to be registered in the name of the trustee. The trustee or custodian will have possession of any PMBS that are in certificated form. Unless otherwise specified in the related prospectus supplement, the trustee will not be in possession, or be assignee of record, of any underlying assets for a PMBS. See "The Trust Fund--Private Mortgage-Backed Securities". The PMBS will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement, which will specify the original principal amount, the outstanding principal balance as of the cut-off date, the annual pass-through rate or interest rate, the maturity date and other pertinent information for the PMBS conveyed to the trustee.

Payments on Mortgage Loans; Deposits to Certificate Account

         Each sub-servicer servicing a mortgage loan pursuant to a sub-servicing agreement will establish and maintain a subservicing account which meets the requirements and is otherwise acceptable to the master servicer. A sub-servicing account must be established with a Federal Home Loan Bank or with a depository institution, (including the sub-servicer if it is a depository institution, the accounts in which are insured either by the Bank Insurance Fund (BIF) of the FDIC or the Savings Association Insurance Fund
(SAIF) of the FDIC. If a sub-servicing account is maintained at an institution that is a Federal Home Loan Bank or an FDIC-insured institution and, in either case, the amount on deposit in the sub-servicing account exceeds the FDIC insurance coverage amount, then such excess amount must be remitted to the master servicer within one business day after receipt. In addition, the sub-servicer must maintain a separate account for escrow and impound funds relating to the mortgage loans. Each sub-servicer is required to deposit into its sub-servicing account on a daily basis all amounts that it receives in respect of the mortgage loans described immediately below under "--Sub-Servicing by sellers", less its servicing or other compensation. On or before the date specified in the sub-servicing agreement, the sub-servicer will remit or cause to be remitted to the master servicer or the trustee all funds held in the sub-servicing account with respect to the mortgage loans that are required to be remitted. The sub-servicer is also required to advance, on the scheduled remittance date, an amount corresponding to any monthly installment of principal and interest, less its servicing or other compensation, on any mortgage loan the payment of which was not received from the mortgagor. Unless otherwise specified in the related prospectus supplement, this obligation of each sub-servicer to advance continues up to and including the first of the month following the date on which the related mortgaged property is sold at a foreclosure sale or is acquired on behalf of the certificateholders by deed in lieu of foreclosure, or until the related mortgage loan is liquidated.

         The master servicer will establish and maintain with respect to the related trust fund a separate account or accounts for the collection of payments on the related mortgage assets in the trust fund (we refer to these accounts, collectively, respect to each trust fund, as the "certificate account"). Unless otherwise specified in the related prospectus supplement, each certificate account

         o must be maintained with a depository institution the debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of which) are rated in one of the two highest rating categories by each rating agency rating(s) named in the prospectus supplement,

         o an account the deposits in which are fully insured by either BIF or SAIF,

         o an account or accounts the deposits in which are insured by BIF or SAIF to the limits established by the FDIC and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the certificateholders have a claim with respect to the funds in the certificate account or a perfected first priority security interest against any collateral securing those funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the certificate account is maintained, or

         o an account otherwise acceptable to each rating agency named in the prospectus supplement.

The collateral eligible to secure amounts in the certificate account is limited to United States government securities and permitted investments . A certificate account may be maintained as an interest-bearing account or the funds held in the account may be invested pending each succeeding distribution date in permitted investments. Unless otherwise specified in the related prospectus supplement, the master servicer or its designee will be entitled to receive any interest or other income earned on funds in the certificate account as additional compensation and will be obligated to deposit in the certificate account the amount of any loss immediately as realized. The certificate account may be maintained with the master servicer or with a depository institution that is an affiliate of the master servicer, provided that the master servicer or its affiliate, as applicable, meets the standards set forth above.

         The master servicer will deposit or cause to be deposited on a daily basis in the certificate account for each trust fund, to the extent applicable and unless otherwise specified in the related prospectus supplement and provided in the pooling and servicing agreement, the following payments and collections received, or advances made, by the master servicer or on its behalf subsequent to the cut-off date, other than payments due on or before the cut-off date and exclusive of any amounts representing retained interest:

         o all payments on account of principal, including principal prepayments and, if specified in the related prospectus supplement, prepayment penalties, on the mortgage loans;

         o all payments on account of interest on the mortgage loans, net of applicable servicing compensation;

         o    Insurance Proceeds;

         o    Liquidation Proceeds;

         o any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the certificateholders by foreclosure or deed in lieu of foreclosure;

         o all proceeds of any mortgage loan or mortgaged property purchased by the master servicer, the depositor, any sub-servicer or any seller as described in this prospectus under "Mortgage Loan Program--Representations by Sellers; Repurchases" or "--Assignment of Mortgage Assets" above and all proceeds of any mortgage loan repurchased as described in this prospectus under "--Termination; Optional Termination" below;

         o all payments required to be deposited in the certificate account with respect to any deductible clause in any blanket insurance policy described in this prospectus under "--Hazard Insurance" below;

         o any amount required to be deposited by the master servicer in connection with losses realized on investments of funds held in the certificate account made for the benefit of the master servicer; and

         o all other amounts required to be deposited in the certificate account pursuant to the related pooling and servicing agreement.

Sub-Servicing by Sellers

         Each seller of a mortgage loan or any other servicing entity may act as the sub-servicer for that mortgage loan pursuant to a sub-servicing agreement which will not contain any terms inconsistent with the related pooling and servicing agreement. While each sub-servicing agreement will be a contract solely between the master servicer and the related sub-servicer, the agreement pursuant to which a series of certificates is issued will provide that, the trustee or any successor master servicer must recognize the sub-servicer's rights and obligations under the sub-servicing agreement, if for any reason the master servicer for such series of certificates is no longer the master servicer of the related mortgage loans.

         With the approval of the master servicer, a sub-servicer may delegate its servicing obligations to third-party servicers, but the sub-servicer will remain obligated under its sub-servicing agreement. Each sub-servicer will be required to perform the customary functions of a servicer of mortgage loans. Such functions generally include

         o collecting payments from mortgagors or obligors and remitting collections to the master servicer;

         o maintaining hazard insurance policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims under those policies, subject in certain cases to the master servicer's right to approve settlements in advance;

         o maintaining escrow or impoundment accounts of mortgagors or obligors for payment of taxes, insurance and other items required to be paid by the mortgagor or obligor pursuant to the related mortgage loan;

         o processing assumptions or substitutions, although, unless otherwise specified in the related prospectus supplement, the master servicer is generally required to exercise due-on-sale clauses to the extent their exercise is permitted by law and would not adversely affect insurance coverage;

         o    attempting to cure delinquencies;

         o supervising foreclosures; inspecting and managing mortgaged properties under certain circumstances;

         o    maintaining accounting records relating to the mortgage loans;
              and

         o to the extent specified in the related prospectus supplement, maintaining additional insurance policies or credit support instruments and filing and settling claims under these policies.

A sub-servicer will also be obligated to make advances in respect of delinquent installments of principal and interest on mortgage loans, as described more fully in this prospectus under "--Payments on Mortgage Loans; Deposits to Certificate Account" above, and in respect of certain taxes and insurance premiums not paid on a timely basis by mortgagors or obligors.

         As compensation for its servicing duties, each sub-servicer will be entitled to a monthly servicing fee, to the extent the scheduled payment on the related mortgage loan has been collected, in the amount set forth in the related prospectus supplement. Each sub-servicer is also entitled to collect and retain, as part of its servicing compensation, any prepayment or late charges provided in the mortgage note or related instruments. Each sub-servicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under the pooling and servicing agreement. The master servicer may purchase the servicing of mortgage loans if the sub-servicer elects to release the servicing of the mortgage loans to the master servicer. See "--Servicing and Other Compensation and Payment of Expenses" below.

         Each sub-servicer may be required to agree to indemnify the master servicer for any liability or obligation sustained by the master servicer in connection with any act or failure to act by the sub-servicer in its servicing capacity. Each sub-servicer will be required to maintain a fidelity bond and an errors and omissions policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the master servicer.

         Each sub-servicer will be required to service each mortgage loan pursuant to the terms of its sub-servicing agreement for the entire term of the mortgage loan, unless the sub-servicing agreement is earlier terminated by the master servicer or unless servicing is released to the master servicer. The master servicer may terminate a sub-servicing agreement without cause, upon written notice to the sub-servicer in the manner specified in that sub-servicing agreement.

         The master servicer may agree with a sub-servicer to amend a sub-servicing agreement or, upon termination of the sub-servicing agreement, the master servicer may act as servicer of the related mortgage loans or enter into new sub-servicing agreements with other sub-servicers. If the master servicer acts as servicer, it will not assume liability for the representations and warranties of the sub-servicer which it replaces. Each sub-servicer must be a seller or meet the standards for becoming a seller or have such servicing experience as to be otherwise satisfactory to the master servicer and the depositor. The master servicer will make reasonable efforts to have the new sub-servicer assume liability for the representations and warranties of the terminated sub-servicer, but no assurance can be given that an assumption of liability will occur. In the event of an assumption of liability, the master servicer may in the exercise of its business judgment, release the terminated sub-servicer from liability in respect of such representations and warranties. Any amendments to a sub-servicing agreement or new sub-servicing agreements may contain provisions different from those which are in effect in the original sub-servicing agreement. However, each sub-servicing agreement will provide that any amendment or new agreement may not be inconsistent with or violate the original sub-servicing agreement.

Collection Procedures

         The master servicer, directly or through one or more sub-servicers, will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with each pooling and servicing agreement and any mortgage pool insurance policy, primary mortgage insurance policy, FHA insurance, VA guaranty and bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to mortgage loans that are comparable to the mortgage loans included in the related trust fund. Consistent with the preceding sentence, the master servicer may, in its discretion,

         o waive any assumption fee, late payment or other charge in connection with a mortgage loan and

         o to the extent not inconsistent with the coverage of such mortgage loan by a mortgage pool insurance policy, primary mortgage insurance policy, FHA insurance, VA guaranty or bankruptcy bond or alternative arrangements, arrange with a mortgagor a schedule for the liquidation of delinquencies running for no more than 125 days after the applicable due date for each payment.

Both the sub-servicer and the master servicer remain obligated to make advances during any period when an arrangement of this type is in effect.

         Unless otherwise specified in the related prospectus supplement, in any case in which property securing a conventional mortgage loan has been, or is about to be, conveyed by the mortgagor or obligor, the master servicer will, to the extent it has knowledge of the conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of the mortgage loan under any applicable due-on-sale clause, but only if the exercise of its rights is permitted by applicable law and will not impair or threaten to impair any recovery under any primary mortgage insurance policy. If these conditions are not met or if the master servicer reasonably believes it is unable under applicable law to enforce such due-on-sale clause, or if the mortgage loan is insured by the FHA or partially guaranteed by the VA, the master servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed. Pursuant to the assumption agreement, the transferee of the property becomes liable for repayment of the mortgage loan and, to the extent permitted by applicable law, the mortgagor also remains liable on the mortgage loan. Any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. In the case of Multifamily Loans and unless otherwise specified in the related prospectus supplement, the master servicer will agree to exercise any right it may have to accelerate the maturity of a Multifamily Loan to the extent it has knowledge of any further encumbrance of the related mortgaged property effected in violation of any applicable due-on-encumbrance clause. See "Material Legal Aspects of the Mortgage Loans--Due-on-Sale Clauses" in this prospectus. In connection with any assumption, the terms of the related mortgage loan may not be changed.

         With respect to cooperative loans, any prospective purchaser of a cooperative unit will generally have to obtain the approval of the board of directors of the relevant cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "Material Legal Aspects of the Mortgage Loans" in this prospectus. This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the cooperative's approval is unlikely to be unreasonably withheld or delayed, the need to acquire approval could limit the number of potential purchasers for those shares and otherwise limit the trust fund's ability to sell and realize the value of those shares.

         In general, a "tenant-stockholder," as defined in section 216(b)(2) of the Internal Revenue Code, of a corporation that qualifies as a "cooperative housing corporation" within the meaning of section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and real estate taxes allowable as a deduction under section 216(a) of the Code to the cooperative corporation under sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for the taxable year in which these items are allowable as a deduction to the corporation, section 216(b)(1) requires, among other things, that at least 80% of the gross income of the cooperative corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of section 216(b)(1) of the Code must be determined on a year-to-year basis. Consequently, there can be no assurance that cooperatives relating to particular cooperative loans will qualify under this section for any given year. In the event that a cooperative fail to qualify for one or more years, the value of the collateral securing the related cooperative loan could be significantly impaired because no deduction would be allowable to tenant-stockholders under section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under section 216(b)(1) of the Code, the likelihood that such a failure would be permitted to continue over a period of years appears remote.

Hazard Insurance

         The master servicer will require the mortgagor or obligor on each Single Family Loan, Multifamily Loan or Contract to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of mortgaged property in the state where the property is located. This coverage will be in an amount not less than the replacement value of the improvements or manufactured home securing the mortgage loan or the principal balance owing on such mortgage loan, whichever is less. All amounts collected by the master servicer under any hazard policy will be deposited in the related certificate account, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the mortgagor or obligor in accordance with the master servicer's normal servicing procedures. In the event that the master servicer maintains a blanket policy insuring against hazard losses on all the mortgage loans comprising part of a trust fund, it will conclusively be deemed to have satisfied its obligation to maintain hazard insurance. A blanket policy may contain a deductible clause, in which case the master servicer will be required to deposit into the related certificate account from its own funds the amounts which would have been deposited in the certificate account but for the deductible clause. Any additional insurance coverage for mortgaged properties in a mortgage pool of Multifamily Loans will be specified in the related prospectus supplement.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements or manufactured home securing a mortgage loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the mortgage loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic policy terms are dictated by respective state laws. In addition, most policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. If the mortgaged property securing a mortgage loan is located in a federally designated special flood area at the time of origination, the master servicer will require the mortgagor or obligor to obtain and maintain flood insurance.

         The hazard insurance policies covering properties typically contain a clause which have the effect of requiring the insured at all times to carry insurance of a specified percentage -generally 80% to 90% - of the full replacement value of the mortgaged property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of

         o the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed, generally defined to equal replacement cost at the true and place of the loss less physical depreciation; and

         o such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

Since the amount of hazard insurance that the master servicer may cause to be maintained on the improvements securing the mortgage loans will decline as the principal balances owing on the mortgage loans decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement may be that, in the event of a partial loss, hazard insurance proceeds will be insufficient to restore the damaged property fully. If specified in the related prospectus supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described. See "Credit Enhancement--Special Hazard Insurance Policies" in this prospectus.

         The master servicer will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any cooperative loan. Generally, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, that a cooperative and the related borrower on a cooperative loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to the borrower's cooperative dwelling or the cooperative's building could significantly reduce the value of the collateral securing the cooperative loan to the extent not covered by other credit support.

Realization upon Defaulted Mortgage Loans

         Primary Mortgage Insurance Policies. To the extent specified in the related prospectus supplement, the master servicer will maintain, or cause each sub-servicer to maintain, in full force and effect, a primary mortgage insurance policy with regard to each Single Family Loan for which coverage is required. The master servicer will not cancel or refuse to renew any primary mortgage insurance policy in effect at the time of the initial issuance of a series of certificates that is required to be kept in force under the applicable pooling and servicing agreement unless the primary mortgage insurance policy that replaces the cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of certificates of the series related by each rating agency named in the prospectus supplement.

         Although the terms and conditions of primary mortgage insurance vary, the amount of a claim for benefits under a primary mortgage insurance policy covering a mortgage loan will consist of the insured percentage of the unpaid principal amount of the covered mortgage loan, accrued and unpaid interest thereon and reimbursement of certain expenses, less the following amounts:

         o all rents or other payments collected or received by the insured other than the proceeds of hazard insurance that are derived from or in any way related to the mortgaged property,

         o hazard insurance proceeds in excess of the amount required to restore the mortgaged property and which have not been applied to the payment of the mortgage loan,

         o amounts expended but not approved by the issuer of the related primary mortgage insurance policy,

         o    claim payments previously made by the primary insurer and

         o    unpaid premiums.

         Primary mortgage insurance policies generally reimburse losses sustained by reason of defaults in payments by borrowers. Primary mortgage insurance policies do not insure against, and exclude from coverage, a loss sustained by reason of a default arising from or involving the following matters, among others:

         o fraud or negligence in origination or servicing of the mortgage loan, including misrepresentation by the originator, borrower or other persons involved in the origination of the mortgage loan,

         o failure to construct the mortgaged property subject to the mortgage loan in accordance with specified plans,

         o    physical damage to the mortgaged property and

         o lack of approval by the primary mortgage insurance policy insurer of the master servicer or sub-servicer to act as servicer of the mortgage loan.

         Recoveries Under a Primary Mortgage Insurance Policy.   As conditions
precedent to the filing or payment of a claim under a primary mortgage insurance policy covering a mortgage loan, the insured will be required

         o    to advance or discharge all hazard insurance policy premiums;

         o    to advance

              -    real estate property taxes,

              - all expenses required to maintain the related mortgaged property in at least as good a condition as existed at the effective date of the policy, ordinary wear and tear excepted,

              -    mortgaged property sales expenses,

              - any outstanding liens on the mortgaged property (as defined in the policy) and

              - foreclosure costs, including court costs and reasonable attorneys' fees, in each case as necessary and approved in advance by the primary mortgage insurance policy insurer;

         o in the event of any physical loss or damage to the mortgaged property, to have the mortgaged property restored and repaired to at least as good a condition as existed at the effective date of the policy, ordinary wear and tear excepted; and

         o to tender to the primary mortgage insurance policy carrier good and merchantable title to and possession of the mortgaged property.

         In those cases in which a Single Family Loan is serviced by a sub-servicer, the sub-servicer, on behalf of itself, the trustee and certificateholders, will present claims to the primary mortgage insurance policy carrier, and all collections under the policy will be deposited in the sub-servicing account. In all other cases, the master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the carrier of each primary mortgage insurance policy and will take such reasonable steps as are necessary to receive payment or to permit recovery under the policy with respect to defaulted mortgage loans. As set forth above, all collections by or on behalf of the master servicer under any primary mortgage insurance policy and, when the mortgaged property has not been restored, the hazard insurance policy are to be deposited in the certificate account, subject to withdrawal as heretofore described.

         If the mortgaged property securing a defaulted mortgage loan is damaged and any proceeds from the related hazard insurance policy are insufficient to restore the damaged mortgaged property to a condition sufficient to permit recovery under any related primary mortgage insurance policy, the master servicer is not required to expend its own funds to restore the damaged mortgaged property unless it determines that

         o the restoration will increase the proceeds to certificateholders upon liquidation of the mortgage loan after reimbursement of the master servicer for its expenses and

         o the master servicer will be able to recover its expenses from related Insurance Proceeds or Liquidation Proceeds.

         If recovery on a defaulted mortgage loan is not available under the primary mortgage insurance policy for the reasons set forth in the preceding paragraph, or if the defaulted mortgage loan is not covered by a primary mortgage insurance policy, the master servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted mortgage loan. If the proceeds of any liquidation of the related mortgaged property are less than the principal balance of the mortgage loan plus accrued interest that is payable to certificateholders, the trust fund will realize a loss in the amount of that difference plus the amount of expenses that it incurred in connection with the liquidation and that are reimbursable under the pooling and servicing agreement. In the unlikely event that proceedings result in a total recovery which, after reimbursement to the master servicer of its expenses, is in excess of the principal balance of the defaulted mortgage loan plus accrued interest that is payable to certificateholders, the master servicer will be entitled to withdraw or retain from the certificate account amounts representing its normal servicing compensation with respect to that mortgage loan and, unless otherwise specified in the related prospectus supplement, amounts representing the balance of the excess amount, exclusive of any amount required by law to be forwarded to the related mortgagor, as additional servicing compensation.

         If the master servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the master servicer, exceed the principal balance of the related mortgage loan plus accrued interest that is payable to certificateholders, the master servicer will be entitled to withdraw or retain from the certificate account amounts representing its normal servicing compensation with respect to that mortgage loan. In the event that the master servicer has expended its own funds to restore the damaged mortgaged property and these funds have not been reimbursed under the related hazard insurance policy, the master servicer will be entitled to withdraw from the certificate account, out of related Liquidation Proceeds or Insurance Proceeds, an amount equal to the expenses that it incurred, in which event the trust fund may realize a loss up to the amount of those expenses. Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the master servicer, no payment or recovery will result in a recovery to the trust fund that exceeds the principal balance of the defaulted mortgage loan together with accrued interest. See "Credit Enhancement" in this prospectus supplement.

Servicing and Other Compensation and Payment of Expenses

         The master servicer's primary servicing compensation with respect to a series of certificates will come from the payment to it each month, out of each interest payment on a mortgage loan, of an amount equal to the annual percentage specified in the related prospectus supplement of the outstanding principal balance of that loan. Since the master servicer's primary compensation is a percentage of the outstanding principal balance of each mortgage loan, this amount will decrease as the mortgage loans amortize. In addition to this primary servicing compensation, the master servicer or the sub-servicers will be entitled to retain all assumption fees and late payment charges to the extent collected from mortgagors and, if so provided in the related prospectus supplement, any prepayment penalties and any interest or other income which may be earned on funds held in the certificate account or any sub-servicing account. Unless otherwise specified in the related prospectus supplement, any sub-servicer will receive a portion of the master servicer's primary compensation as its sub-servicing compensation.

         Unless otherwise specified in the related prospectus supplement, the master servicer will pay from its servicing compensation, in addition to amounts payable to any sub-servicer, certain expenses incurred in connection with its servicing of the mortgage loans, including, without limitation

         o payment of any premium for any insurance policy, guaranty, surety or other form of credit enhancement as specified in the related prospectus supplement;

         o payment of the fees and disbursements of the trustee and independent accountants;

         o payment of expenses incurred in connection with distributions and reports to certificateholders; and

         o payment of any other expenses described in the related prospectus supplement.

Evidence as to Compliance

         Each pooling and servicing agreement will provide that a firm of independent public accountants will furnish a statement to the trustee, on or before a specified date in each year, to the effect that, on the basis of the examination by the firm conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages Serviced for Freddie Mac, the servicing by or on behalf of the master servicer of mortgage loans, PMBS or Agency Securities, under pooling and servicing agreements substantially similar to each other (including the governing pooling and servicing agreement), was conducted in compliance with those agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. In rendering this statement the accounting firm may rely, as to matters relating to the direct servicing of mortgage loans, PMBS or Agency Securities by sub-servicers, upon comparable statements of firms of independent public accountants rendered within one year with respect to the sub-servicers for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages Serviced for Freddie Mac.

         Each pooling and servicing agreement will also provide for delivery to the related trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the agreement throughout the preceding year.

         Copies of the annual accountants' statement and the statement of officers of the master servicer may be obtained by certificateholders of the related series without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

Certain Matters Regarding the Master Servicer and the Depositor

         The master servicer under each pooling and servicing agreement will be named in the related prospectus supplement. The entity serving as master servicer may have normal business relationships with the depositor or the depositor's affiliates.

         Each pooling and servicing agreement will provide that the master servicer may not resign from its obligations and duties under the agreement except upon a determination that its duties under the agreement are no longer permissible under applicable law. In no event will the master servicer's resignation become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the agreement.

         Each pooling and servicing agreement will further provide that none of the master servicer, the depositor or any director, officer, employee or agent of the master servicer or of the depositor will be under any liability to the related trust fund or the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the agreement, or for errors in judgment. However, none of the master servicer, the depositor or any director, officer, employee or agent of the master servicer or of the depositor will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties under the pooling and servicing agreement or by reason of reckless disregard of obligations and duties under the agreement. Each agreement will further provide that the master servicer, the depositor and any director, officer, employee or agent of the master servicer or of the depositor will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the agreement or the certificates, other than

         o any loss, liability or expense related to any specific mortgage loan in the trust fund or the mortgage loans in general except for any loss, liability or expense otherwise reimbursable pursuant to the agreement, and

         o any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties under the agreement or by reason of reckless disregard of obligations and duties under the agreement.

         In addition, each pooling and servicing agreement will provide that neither the master servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the agreement and which, in its opinion, may involve it in any expense or liability. However, the master servicer or the depositor may, in its discretion, undertake any action which it may deem necessary or desirable with respect to the agreement and the rights and duties of the parties and the interests of the certificateholders. In that event, the legal expenses and costs of the action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the master servicer or the depositor, as the case may be, will be entitled to reimbursement from funds otherwise distributable to certificateholders.

         Any entity into which the master servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the master servicer is a party, or any entity succeeding to the business of the master servicer, will be the successor of the master servicer under each pooling and servicing agreement, provided that the successor entity is qualified to sell mortgage loans to, and service mortgage loans on behalf of, Fannie Mae or Freddie Mac and that the merger, consolidation or succession does not adversely affect the then current rating of the certificates rated by each rating agency named in the related prospectus supplement.

Events of Default

         Unless otherwise specified in the related prospectus supplement, the following will be deemed "events of default" under each pooling and servicing agreement:

         o any failure by the master servicer to distribute or cause to be distributed to certificateholders of any class any required payment - other than an advance - which continues unremedied for five business days after the giving of written notice to the master servicer by the trustee or the depositor, or to the master servicer, the depositor and the trustee by the holders of certificates of the class evidencing not less than 25% of the aggregate percentage interests evidenced by the class;

         o any failure by the master servicer to make an advance as required under the pooling and servicing agreement, unless cured as specified in the agreement;

         o any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or agreements in the agreement, which failure continues unremedied for 30 days after the giving of written notice of such failure to the master servicer by the trustee or the depositor, or to the master servicer, the depositor and the trustee by the holders of certificates of any class evidencing not less than 25% of the aggregate percentage interests constituting the class; and

         o events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the master servicer indicating its insolvency, reorganization or inability to pay its obligations.

         If specified in the related prospectus supplement, the pooling and servicing agreement will permit the trustee to sell the mortgage assets and the other assets of the trust fund in the event that payments are insufficient to make the payments required in the pooling and servicing agreement. The assets of the trust fund will be sold only under the circumstances and in the manner specified in the related prospectus supplement.

Rights upon Event of Default

         So long as an event of default under the related pooling and servicing agreement remains unremedied, the depositor or the trustee may, and, at the direction of holders of certificates of any class evidencing not less than 51% of the aggregate percentage interests constituting the class and under such other circumstances as may be specified in the agreement, the trustee shall, terminate all of the rights and obligations of the master servicer relating to the trust fund and in and to the related mortgage loans. Thereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the pooling and servicing agreement, including, if specified in the related prospectus supplement, the obligation to make advances, and the trustee will be entitled to similar compensation arrangements. In the event that the trustee is unwilling or unable to act in this way, it may appoint, or petition a court of competent jurisdiction to appoint, a mortgage loan servicing institution with a net worth of at least $10,000,000 to act as successor to the master servicer under the agreement. Pending the appointment, the trustee is obligated to act in this capacity. The trustee and any successor master servicer may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the pooling and servicing agreement.

         No certificateholder, solely by virtue of its status as a certificateholder, will have any right under a pooling and servicing agreement to institute any proceeding with respect to the agreement, unless

         o the holder has previously given to the trustee written notice of default;

         o the holders of certificates of any class evidencing not less than 25% of the aggregate percentage interests constituting the class have made written request upon the trustee to institute the proceeding in its own name as trustee and have offered a reasonable indemnity to the trustee; and

         o the trustee for 60 days has neglected or refused to institute any such proceeding.

Amendment

         Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement may be amended by the depositor, the master servicer and the trustee, without the consent of any of the certificateholders, for the following purposes:

         o    to cure any ambiguity,

         o to correct or supplement any provision in the agreement which may be defective or inconsistent with any other provision, or

         o to make any other revisions with respect to matters or questions arising under the agreement which are not inconsistent with its other provisions.

In no event, however, shall any amendment adversely affect in any material respect the interests of any certificateholder. In addition, a pooling and servicing agreement may be amended without the consent of any of the certificateholders to change the manner in which the certificate account is maintained, so long as the amendment does not adversely affect the then current ratings of the certificates rated by each rating agency named in the prospectus supplement. In addition, if a REMIC election is made with respect to a trust fund, the related agreement may be amended to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the trust fund as a REMIC, but the trustee shall have first received an opinion of counsel to the effect that the action is necessary or helpful to maintain the REMIC qualification.

         Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement may also be amended by the depositor, the master servicer and the trustee with consent of holders of certificates evidencing not less than 66% of the aggregate percentage interests of each affected class for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the agreement or of modifying in any manner the rights of the holders of the related certificates. In no event, however, shall any amendment

         o reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any certificate without the consent of the holder of the certificate or

         o reduce the percentage of the certificates of any class the holders of which are required to consent to any amendment without the consent of the holders of all certificates of that class then outstanding.

If a REMIC election is made with respect to a trust fund, the trustee will not be entitled to consent to an amendment to the pooling and servicing agreement without having first received an opinion of counsel to the effect that the amendment will not cause the trust fund to fail to qualify as a REMIC.

Termination; Optional Termination; Optional Calls

         Unless otherwise specified in the related prospectus supplement, the obligations created by the pooling and servicing agreement for the related series of certificates will terminate upon the payment to the certificateholders of all amounts held in the certificate account or held by the master servicer, and required to be paid to the certificateholders pursuant to the agreement, following the later to occur of the following:

         o the final payment or other liquidation of the last of the mortgage assets subject to the agreement or the disposition of all property acquired upon foreclosure of any mortgage assets remaining in the trust fund and

         o the purchase from the trust fund by the master servicer or by such other party as may be specified in the related prospectus supplement, of all of the remaining mortgage assets and all property acquired in respect of the mortgage assets.

See "Material Federal Income Tax Consequences" in this prospectus.

         Unless otherwise specified in the related prospectus supplement, any purchase of mortgage assets and property acquired in respect of mortgage assets backing a series of certificates will be made at the option of the related master servicer or, if applicable, such other designated party, at a price, and in accordance with the procedures, specified in the related prospectus supplement. The exercise of this right will effect early retirement of the certificates of that series. However, this right can be exercised only at the times and upon the conditions specified in the related prospectus supplement. If a REMIC election has been made with respect to the trust fund, any repurchase pursuant to the second bullet point in the immediately preceding paragraph will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of section 860F(g)(4) of the Internal Revenue Code.

         One or more classes of certificates may be subject to an optional call at the times and subject to the conditions specified in the related prospectus supplement. In the event an optional call is exercised with respect to one or more classes of certificates, holders of each affected class of certificates will be required to receive the outstanding principal balance of their certificates together with accrued and unpaid interest at the applicable pass-through rate, subject to the terms specified in the related prospectus supplement.

The Trustee

         The trustee under each pooling and servicing agreement will be named in the related prospectus supplement. The commercial bank or trust company serving as trustee may have normal banking relationships with the depositor, the master servicer and any of their respective affiliates.

                 Material Legal Aspects of the Mortgage Loans

         The following discussion contains general summaries of material legal matters relating to the mortgage loans. Because the legal matters are determined primarily by applicable state law and because state laws may differ substantially, the summaries do not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states in which security for the mortgage loans may be situated. The summaries are qualified in their entirety by reference to the applicable laws of the states in which mortgage loans may be originated.

General

         Single Family Loans and Multifamily Loans. The Single Family Loans and Multifamily Loans will be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage. The mortgage lien generally is not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties: the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys to the grantee title to, as opposed to merely creating a lien upon, the subject property until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

         Cooperatives. Certain of the mortgage loans may be cooperative loans. The cooperative owns all the real property that comprises the related project, including the land, separate dwelling units and all common areas. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If, as is generally the case, there is a blanket mortgage on the cooperative and/or underlying land, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with the construction or purchase of the cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which the cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of a trust fund including cooperative loans, the collateral securing the cooperative loans.

         A cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and the accompanying rights are financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or against the tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

         Contracts.   Each Contract evidences both

         o the obligation of the obligor to repay the loan it represents and

         o the grant of a security interest in a manufactured home to secure repayment of the loan.

         The Contracts generally are "chattel paper" as defined in the Uniform Commercial Code in effect in the states in which the manufactured homes initially were registered. Pursuant to the UCC, the rules governing the sale of chattel paper are similar to those governing the perfection of a security interest in chattel paper. Under the related pooling and servicing agreement, the depositor will transfer or cause the transfer of physical possession of the Contracts to the trustee or its custodian. In addition the depositor will make or cause to be made an appropriate filing of UCC-1 financing statements in the appropriate states to give notice of the trustee's ownership of the Contracts. Under the laws of most states, manufactured housing constitutes personal property and is subject to the motor vehicle registration laws of the state or other jurisdiction in which the unit is located. In a few states, where certificates of title are not required for manufactured homes, security interests are perfected by the filing of a financing statement under Article 9 of the UCC which has been adopted by all states except Louisiana. Such financing statements are effective for five years and must be renewed at the end of each five years. The certificate of title laws adopted by the majority of states provide that ownership of motor vehicles and manufactured housing shall be evidenced by a certificate of title generally issued by the motor vehicles department of the state. In states which have enacted certificate of title laws, a security interest in a unit of manufactured housing, so long as it is not attached to land in so permanent a fashion as to become a fixture, is generally perfected by the recording of such interest on the certificate of title to the unit in the appropriate motor vehicle registration office or by delivery of the required documents and payment of a fee to that office, depending on state law.

         Unless otherwise specified in the related prospectus supplement, the master servicer will be required to effect such notation or delivery of the required documents and fees and to obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home is registered. If the master servicer fails to effect such notation or delivery, due to clerical errors or otherwise, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the trustee may not have a first priority security interest in the manufactured home securing the affected Contract. As manufactured homes have become larger and have often been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes may, under certain circumstances, become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the manufactured home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. Generally, Contracts will contain provisions prohibiting the obligor from permanently attaching the manufactured home to its site. So long as the obligor does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, other parties could obtain an interest in the manufactured home which is prior to the security interest originally retained by the seller and transferred to the depositor.

         The depositor will assign or cause to be assigned to the trustee, on behalf of the certificateholders, a security interest in the manufactured homes. Unless otherwise specified in the related prospectus supplement, none of the depositor, the master servicer or the trustee will amend the certificates of title to identify the trustee, on behalf of the certificateholders, as the new secured party and, accordingly, the depositor or the seller will continue to be named as the secured party on the certificates of title relating to the manufactured homes. In most states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the depositor's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, assignment of the security interest might not be held effective against creditors of the depositor or seller.

         In the absence of fraud, forgery or permanent affixation of the manufactured home to its site by the home owner, or administrative error by state recording officials, the notation of the lien of the trustee on the certificate of title or delivery of the required documents and fees will be sufficient to protect the trustee against the rights of subsequent purchasers of the manufactured home or subsequent lenders who take a security interest in the manufactured home. In the case of any manufactured home as to which the security interest assigned to the depositor and the trustee is not perfected, the security interest would be subordinate to, among others, subsequent purchasers for value of the manufactured home and holders of perfected security interests in the home. There also exists a risk that, in not identifying the trustee, on behalf of the certificateholders, as the new secured party on the certificate of title, the security interest of the trustee could be released through fraud or negligence.

         If the owner of a manufactured home moves it to a state other than the state in which it initially is registered, the perfected security interest in the manufactured home under the laws of most states would continue for four months after relocation and thereafter until the owner re-registers the manufactured home in the new state. If the owner were to relocate a manufactured home to another state and re-register the manufactured home in the new state, and if steps are not taken to re-perfect the trustee's security interest in the new state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home. Accordingly, the trustee must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, the master servicer would receive notice of surrender if the security interest in the manufactured home is noted on the certificate of title. Accordingly, the trustee would have the opportunity to re-perfect its security interest in the manufactured home in the new state. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. Similarly, when an obligor under a Contract sells a manufactured home, the obligee must surrender possession of the certificate of title or it will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related Contract before the lien is released. The master servicer will be obligated, at its own expense, to take all steps necessary to maintain perfection of security interests in the manufactured homes.

         Under the laws of most states, liens for repairs performed on a manufactured home take priority even over a perfected security interest. The depositor will obtain the representation of the seller that it has no knowledge of any repair liens with respect to any manufactured home securing a Contract. However, repair liens could arise at any time during the term of a Contract. No notice will be given to the trustee or certificateholders in the event a repair lien arises.

Foreclosure/Repossession

         Single Family Loans and Multifamily Loans. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In some states, such as California, the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. Before such non-judicial sale takes place, typically a notice of sale must be posted in a public place and published during a specific period of time in one or more newspapers, posted on the property and sent to parties having an interest of record in the property.

         Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

         Although foreclosure sales are typically public sales, frequently no third-party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan plus accrued and unpaid interest and the expenses of foreclosure. Thereafter, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

         Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

         Cooperative Loans. Cooperative shares owned by a tenant-stockholder and pledged to a lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's articles of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement, and may be cancelled by the cooperative if the tenant-stockholder fails to pay rent or other obligations or charges owed, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides, that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from the sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest.

         Recognition agreements also provide that, in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, lenders are not limited in any rights they may have to dispossess tenant-stockholders.

         In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.

         In the case of foreclosure on a building which was converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building but who did not purchase shares in the cooperative when the building was so converted.

         Contracts. To the extent required by the related pooling and servicing agreement, the master servicer may take action, on behalf of the trustee, to enforce the trustee's security interest with respect to Contracts in default by repossession and resale of the manufactured homes securing the defaulted Contracts. So long as a manufactured home has not become subject to the real estate law, a creditor can repossess the manufactured home securing a Contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a Contract must give the debtor a number of days' notice, which varies from ten to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before such resale. In the event of the repossession and resale of a manufactured home, the trustee would be entitled to be paid out of the sale proceeds before proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing such a debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments.

         Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

Environmental Risks

         Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states such a lien has priority over the lien of an existing mortgage against such property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), the United States Environmental Protection Agency (EPA) may impose a lien on property where the EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

         Under the laws of some states and under CERCLA, there is a possibility that a lender may be held liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances at a property, regardless of whether or not the environmental damage or threat was caused by a current or prior owner or operator. CERCLA imposes liability for such costs on any and all "responsible parties," including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest but does not "participate in the management" of the property. Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment, including leasing the facility or property to a third party, or fails to market the property in a timely fashion.

         Whether actions taken by a lender would constitute participation in the management of a property so that the lender would lose the protection of the secured creditor exclusion referred to in the preceding paragraph, has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. In 1990, the United States Court of Appeals for the Eleventh Circuit suggested, in United States v. Fleet Factors Corp., that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exclusion to the lender, regardless of whether the lender actually exercised such influence. Other judicial decisions did not interpret the secured creditor exclusion as narrowly as did the Eleventh Circuit.

         This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996. The Asset Conservation Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the operational affairs of the property or of the borrower. The Asset Conservation Act also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exclusion only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the secured property.

         If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment-proof. The costs associated with environmental cleanup may be substantial. It is conceivable that the costs arising from the circumstances set forth above would result in a loss to the related certificateholders.

         CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act, which regulates underground petroleum storage tanks other than heating oil tanks. The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of the Resource Conservation Act. Under this rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. Moreover, under the Asset Conservation Act, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground petroleum storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

         Except as otherwise specified in the applicable prospectus supplement, at the time the mortgage loans were originated, no environmental assessment or a very limited environment assessment of the mortgage properties was conducted.

         The pooling and servicing agreement will provide that the master servicer, acting on behalf of the trust fund, may not acquire title to a multifamily residential property or mixed residential/commercial property underlying a mortgage loan or take over its operation unless the master servicer has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that the mortgaged property is in compliance with applicable environmental laws and regulations or that the acquisition would not be more detrimental than beneficial to the value of the mortgaged property and the interests of the related certificateholders.

Rights of Redemption

         Single Family Loans and Multifamily Loans. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan plus accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

         Contracts. While state laws do not usually require notice to be given debtors prior to repossession, many states do require delivery of a notice of default and of the debtor's right to cure defaults before repossession. The law in most states also requires that the debtor be given notice of sale prior to the resale of a manufactured home so that the owner may redeem at or before resale. In addition, the sale must comply with the requirements of the UCC. Manufactured homes are most often resold through private sale.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Certain states, including California, have adopted statutory prohibitions restricting the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property sold at the foreclosure sale. As a result of these prohibitions, it is anticipated that in many instances the master servicer will not seek deficiency judgments against defaulting mortgagors. Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment for any deficiency following possession and resale of a manufactured home. However, some states impose prohibitions or limitations on deficiency judgments in these cases.

         In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the Bankruptcy Code, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the Bankruptcy Code, a lender may not foreclose on the mortgaged property without the permission of the bankruptcy court. If the mortgaged property is not the debtor's principal residence and the bankruptcy court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, the rehabilitation plan proposed by the debtor may

         o reduce the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy thereby rendering the lender a general unsecured creditor for the difference,

         o    reduce the monthly payments due under the mortgage loan,

         o    change the rate of interest of the mortgage loan and

         o    alter the mortgage loan repayment schedule.

The effect of proceedings under the Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the mortgage loans underlying a series of certificates and possible reductions in the aggregate amount of payments.

         The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders and manufactured housing lenders in connection with the origination, servicing and enforcement of Single Family Loans and Contracts. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans or Contracts.

         The so-called Holder-in-Due-Course Rule of the Federal Trade Commission has the effect of subjecting a seller and certain related creditors and their assignees in a consumer credit transaction, and any assignee of the creditor, to all claims and defenses which the debtor in the transaction could assert against the seller of the goods. Liability under this FTC Rule is limited to the amounts paid by a debtor on Contract, and the holder of the Contract may also be unable to collect amounts still due under the Contract.

         Most of the Contracts in a mortgage pool will be subject to the requirements of this FTC Rule. Accordingly, the trustee, as holder of the Contracts, will be subject to any claims or defenses that the purchaser of the related manufactured home may assert against the seller of the manufactured home, subject to a maximum liability equal to the amounts paid by the obligor on the Contract. If an obligor is successful in asserting any such claim or defense, and if the seller had or should have had knowledge of such claim or defense, the master servicer will have the right to require the seller to repurchase the Contract because of a breach of its representation and warranty that no claims or defenses exist which would affect the obligor's obligation to make the required payments under the Contract.

         Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted Section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral -- which, in the case of a Cooperative Loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement -- was conducted in a commercially reasonable manner.

Due-on-Sale Clauses

         Unless otherwise provided in the related prospectus supplement, each conventional mortgage loan will contain a due-on-sale clause which will generally provide that, if the mortgagor or obligor sells, transfers or conveys the mortgaged property, the loan or Contract may be accelerated by the mortgagee or secured party. The Garn-St Germain Depository Institutions Act of 1982, subject to certain exceptions, pre-empts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. With respect to loans secured by an owner-occupied residence including a manufactured home, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the mortgaged property to an uncreditworthy person, which could increase the likelihood of default, or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity.

Prepayment Charges

         Under certain state laws, prepayment charges with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties may not be imposed after a certain period of time following the origination of a Single Family Loan or a Contract. Since many of the mortgaged properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the Single Family Loans and Contracts. The absence of this type of a restraint on prepayment, particularly with respect to fixed rate Single Family Loans or Contracts having higher mortgage rates or APRs, may increase the likelihood of refinancing or other early retirement of these loans or Contracts. Legal restrictions, if any, on prepayment of Multifamily Loans will be described in the related prospectus supplement.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title
V. The statute authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not rejected, any state is authorized to adopt a provision limiting discount points or other charges on loans covered by Title
V. No Contract secured by a manufactured home located in any state in which application of Title V was expressly rejected or a provision limiting discount points or other charges has been adopted will be included in any trust fund if the Contract imposes finance charges or provides for discount points or charges in excess of permitted levels.

         Title V also provides that state usury limitations will not apply to any loan or Contract which is secured by a first lien on certain kinds of manufactured housing provided that certain conditions are satisfied. These conditions relate to the terms of any prepayment, balloon payment, late charges and deferral fees and the requirement of a 30-day notice period prior to instituting any action leading to repossession of or foreclosure with respect to the related unit.

Soldiers' and Sailors' Civil Relief Act

         Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, borrowers who enter military service after the origination of their mortgage loan may not be charged interest above an annual rate of 6% during the period of active duty status, unless a court orders otherwise upon application of the lender. The Relief Act also applies to borrowers who are members of the National Guard or are on reserve status at the time their mortgage is originated and are later called to active duty. It is possible that the interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the master servicer to collect full amounts of interest on affected mortgage loans. Unless otherwise provided in the related prospectus supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the related certificateholders. In addition, the Relief Act imposes limitations which would impair the ability of the master servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status. Thus, in the event that a mortgage loan goes into default, the application of the Relief Act could cause delays and losses occasioned by the lender's inability to realize upon the mortgaged property in a timely fashion.

                   Material Federal Income Tax Consequences

         The following summary of the material federal income tax consequences of the purchase, ownership and disposition of certificates is based on the advice of Brown & Wood LLP, counsel to the depositor. This summary is based on laws, regulations, including the REMIC Regulations, rulings and decisions now in effect or proposed regulations, all of which are subject to change either prospectively or retroactively. This summary does not address the material federal income tax consequences of an investment in certificates applicable to certain financial institutions, banks, insurance companies, tax exempt organizations, dealers in options, currency or securities, traders in securities that elect to mark to market, or persons who hold positions other than certificates such that the certificates are treated as part of a hedging transaction, straddle, conversion or other integrated transaction which are subject to special rules. Because of the complexity of the tax issues involved, we strongly suggest that prospective investors consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

General

         The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Internal Revenue Code of 1986, as amended. The prospectus supplement for each series of certificates will specify whether a REMIC election will be made. In the discussion that follows, all references to a "section" or "sections" shall be understood to refer, unless otherwise specifically indicated, to a section or sections of the Code.

         If a REMIC election is not made, in the opinion of Brown & Wood LLP:

         o the trust fund will not be classified as an association taxable as a corporation,

         o the trust fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code,

         o as a grantor trust, the trust fund as such will not be subject to federal income tax, and

         o owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described below.

         With respect to each trust fund that elects REMIC status, in the opinion of Brown & Wood LLP, assuming compliance with all provisions of the related Agreement, the trust fund will qualify as a REMIC and the related certificates will be considered to be regular interests or residual interests in the REMIC. The related prospectus supplement for each series of certificates will indicate whether the trust fund will make a REMIC election and whether a class of certificates will be treated as a regular or residual interest in the REMIC.

         Each opinion is an expression of an opinion only, is not a guarantee of results and is not binding on the Internal Revenue Service or any third party.

Non-REMIC Certificates

     Single Class of Senior Certificates

         Characterization. The trust fund may be created with one class of senior certificates and one class of subordinated certificates. In this case, each senior certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by that senior certificate and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans in the related mortgage pool. Any amounts received by a senior certificateholder in lieu of amounts due with respect to any mortgage loan because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each holder of a senior certificate will be required to report on its federal income tax return its pro rata share of the entire income from the mortgage loans in the trust fund represented by that senior certificate, including interest, original issue discount, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer in accordance with the senior certificateholder's method of accounting. Under section 162 or 212 of the Code, each senior certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that these amounts are reasonable compensation for services rendered to the trust fund. A senior certificateholder that is an individual, estate or trust will be entitled to deduct its share of expenses only to the extent such expenses, plus all other section 212 expenses, exceed 2% of that senior certificateholder's adjusted gross income. A senior certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the master servicer. A senior certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the master servicer, whichever is earlier. If the servicing fees paid to the master servicer were deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as a retained ownership interest by the master servicer, or any person to whom the master servicer assigned for value all or a portion of the servicing fees, in a portion of the interest payments on the mortgage loans. The mortgage loans might then be subject to the "coupon stripping" rules of the Code discussed below.

         Unless otherwise specified in the related prospectus supplement, Brown & Wood LLP will deliver its opinion to the depositor with respect to each series of certificates that:

         o a senior certificate owned by a "domestic building and loan association" within the meaning of section 7701(a)(19) of the Code representing principal and interest payments on mortgage loans will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of section 7701(a)(19)(C)(v) of the Code to the extent that the mortgage loans represented by that senior certificate are of a type described in the section;

         o a senior certificate owned by a real estate investment trust representing an interest in mortgage loans will be considered to represent "real estate assets" within the meaning of section 856(c)(4)(A) of the Code and interest income on the mortgage loans will be considered "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code to the extent that the mortgage loans represented by that senior certificate are of a type described in the section; and

         o a senior certificate owned by a REMIC will be an "obligation . . . which is principally secured by an interest in real property" within the meaning of section 860G(a)(3)(A) of the Code.

         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of section 593(d) of the Code to any taxable year beginning after December 31, 1995.

         The assets constituting certain trust funds may include "buydown" mortgage loans. The characterization of any investment in "buydown" mortgage loans will depend upon the precise terms of the related buydown agreement, but to the extent that such "buydown" mortgage loans are secured in part by a bank account or other personal property, they may not be treated in their entirety as assets described in the foregoing sections of the Code. There are no directly applicable precedents with respect to the federal income tax treatment or the characterization of investments in "buydown" mortgage loans. Accordingly, holders of senior certificates should consult their own tax advisors with respect to characterization of investments in senior certificates representing an interest in a trust fund that includes "buydown" mortgage loans.

         Premium. The price paid for a senior certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan based on each mortgage loan's relative fair market value, so that the holder's undivided interest in each mortgage loan will have its own tax basis. A senior certificateholder that acquires an interest in mortgage loans at a premium may elect to amortize the premium under a constant interest method, provided that the mortgage loan was originated after September 27, 1985. Premium allocable to a mortgage loan originated on or before September 27, 1985 should be allocated among the principal payments on the mortgage loan and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on a senior certificate. The basis for a senior certificate will be reduced to the extent that amortizable premium is applied to offset interest payments.

         It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under section 171 of the Code. A certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder acquires during the year of the election or thereafter.

         If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a senior certificate acquired at a premium should recognize a loss, if a mortgage loan prepays in full, equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to the senior certificate and the portion of the adjusted basis of the senior certificate that is allocable to the mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         On December 30, 1997, the Internal Revenue Service issued final amortizable bond premium regulations. These regulations, which generally are effective for bonds issued or acquired on or after March 2, 1998 (or, for holders making an election for the taxable year that included March 2, 1998 or any subsequent taxable year, shall apply to bonds held on or after the first day of the taxable year of the election). The amortizable bond premium regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments, such as the trust fund, the yield on which may be affected by prepayments which are subject to section 1272(a)(6) of the Code. Absent further guidance from the IRS and unless otherwise specified in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described above. Prospective purchasers should consult their tax advisors regarding amortizable bond premium and the amortizable bond premium regulations.

         Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described herein, the special rules of the Code (currently sections 1271 through 1273 and section 1275) relating to original issue discount (OID) will be applicable to a senior certificateholder's interest in those mortgage loans meeting the conditions necessary for these sections to apply. Accordingly, the following discussion is based in part on the Treasury's OID Regulations issued on February 2, 1994 under sections 1271 through 1273 and section 1275 of the Code. Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the certificates. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable provisions of the Code or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple Classes of Senior Certificates--Senior Certificates Representing Interests in Loans Other than ARM Loans--Accrual of Original Issue Discount" below.

         Market Discount. A senior certificateholder that acquires an undivided interest in mortgage loans may be subject to the market discount rules of sections 1276 through 1278 to the extent an undivided interest in a mortgage loan is considered to have been purchased at a "market discount". Generally, the excess of the portion of the principal amount of a mortgage loan allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a senior certificate will be considered to be zero if the amount allocable to the senior certificate is less than 0.25% of the senior certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under sections 1276 through 1278 of the Code.

         The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants to the Department of the Treasury authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Although the Treasury has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a senior certificate is issued with OID, the amount of market discount that accrues during any accrual period is equal to the product of

         o    the total remaining market discount

         o    times

         o a fraction, the numerator of which is the original issue discount accruing during the period and the denominator of which is the total remaining original issue discount at the beginning of the accrual period.

For senior certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

         o    the total remaining market discount

         o    times

         o a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments (such as the senior certificates) which provide for payments which may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of original issue discount will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a senior certificate purchased at a discount or premium in the secondary market.

         A holder who acquires a senior certificate at a market discount also may be required to defer, until the maturity date of the senior certificate or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the senior certificate in excess of the aggregate amount of interest (including OID) includible in such holder's gross income for the taxable year with respect to the senior certificate. The amount of such net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the senior certificate for the days during the taxable year on which the holder held the senior certificate and, in general, would be deductible when such market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the senior certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply if the senior certificateholder elects to include such market discount in income currently as it accrues on all market discount obligations acquired by the senior certificateholder in that taxable year or thereafter.

         Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4, 1994. If such an election is made with respect to a mortgage loan with market discount, the certificateholder will be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Regular Certificates--Original Issue Discount and Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable.

         Anti-abuse Rule. The IRS is permitted to apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage asset, mortgage loan or senior certificate, or the effect of applying the otherwise applicable rules, is to achieve a result that is unreasonable in light of the purposes of the applicable statutes (which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments).

     Multiple Classes of Senior Certificates

         Stripped Bonds and Stripped Coupons

         General. Pursuant to section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of sections 1271 through 1288 of the Code, section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created. If a trust fund is created with two classes of senior certificates, one class of senior certificates will represent the right to principal and interest, or principal only, on all or a portion of the mortgage loans ("stripped bond certificates"), while the second class of senior certificates will represent the right to some or all of the interest on such portion ("stripped coupon certificates").

         Servicing fees in excess of reasonable servicing fees will be treated under the stripped bond rules. If such excess servicing fee is less than 100 basis points (i.e., 1% interest on the mortgage loan principal balance) or the certificates are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a mortgage loan by mortgage loan basis, which could result in some mortgage loans being treated as having more than 100 basis points of interest stripped off.

         Although not entirely clear, a stripped bond certificate generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, if the discount on a stripped bond certificate is larger than a de minimis amount (as calculated for purposes of the original issue discount rules), a purchaser of such a certificate will be required to accrue the discount under the original issue discount rules of the Code. See "--Single Class of Senior Certificates--Original Issue Discount" above. However, a purchaser of a stripped bond certificate will be required to account for any discount on the certificate as market discount rather than original issue discount if either

         o the amount of OID with respect to the certificate was treated as zero under the OID de minimis rule when the certificate was stripped or

         o no more than 100 basis points (including any amount of servicing in excess of reasonable servicing) are stripped off the trust fund's mortgage loans.

Pursuant to Revenue Procedure 91-49 issued on August 8, 1991, purchasers of stripped bond certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

         The precise tax treatment of stripped coupon certificates is substantially uncertain. The Code could be read literally to require that original issue discount computations be made on a mortgage loan by mortgagee loan basis. However, based on recent IRS guidance, it appears that a stripped coupon certificate should be treated as a single installment obligation subject to the original issue discount rules of the Code. As a result, all payments on a stripped coupon certificate would be included in the certificate's stated redemption price at maturity for purposes of calculating income on such certificate under the original issue discount rules of the Code.

         It is unclear under what circumstances, if any, the prepayment of mortgage loans will give rise to a loss to the holder of a stripped bond certificate purchased at a premium or a stripped coupon certificate. If a senior certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to the senior certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if the senior certificate is treated as an interest in discrete mortgage loans or if no prepayment assumption is used, then, when a mortgage loan is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan.

         Because of the complexity of these issues, we strongly suggest that holders of stripped bond certificates and stripped coupon certificates consult with their own tax advisors regarding the proper treatment of these certificates for federal income tax purposes.

         Treatment of Certain Owners. Several sections of the Code provide beneficial treatment to certain taxpayers that invest in mortgage loans of the type that make up the trust fund. With respect to these sections, no specific legal authority exists regarding whether the character of the senior certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans. While section 1286 treats a stripped obligation as a separate obligation for purposes of the provisions of the Code addressing original issue discount, it is not clear whether such characterization would apply with regard to these other sections. Although the issue is not free from doubt, in the opinion of Brown & Wood LLP, based on policy considerations, each class of senior certificates should be considered to represent "real estate assets" within the meaning of section 856(c)(4)(A) of the Code and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of section 7701(a)(19)(C)(v) of the Code, and interest income attributable to senior certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code, provided that in each case the underlying mortgage loans and interest on such mortgage loans qualify for such treatment. Prospective purchasers to which such characterization of an investment in senior certificates is material should consult their own tax advisors regarding the characterization of the senior certificates and related income. Senior certificates will be "obligations (including any participation or certificate of beneficial ownership therein) which are principally secured by an interest in real property" within the meaning of section 860G(a)(3)(A) of the Code.

         Senior Certificates Representing Interests in Loans Other Than
ARM Loans

         General. The OID rules of sections 1271 through 1275 of the Code will be applicable to a senior certificateholder's interest in those mortgage loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, OID could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable provisions of the Code, or, under certain circumstances, by the presence of "teaser" rates on the mortgage loans. OID on each senior certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a senior certificate representing an interest in mortgage loans other than mortgage loans with interest rates that adjust periodically (ARM loans) likely will be computed as described under "--Accrual of Original Issue Discount" below. The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986, as amended. The OID Regulations generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments such as the senior certificates issued after December 21, 1992. Alternatively, proposed Treasury regulations issued December 21, 1992 may be treated as authority for debt instruments issued after December 21, 1992 and prior to April 4, 1994, and proposed Treasury regulations issued in 1986 and 1991 may be treated as authority for instruments issued before December 21, 1992. In applying these dates, the issue date of the mortgage loans should be used or, in the case of stripped bond certificates or stripped coupon certificates, the date when these certificates are acquired. The holder of a senior certificate should be aware, however, that neither the proposed OID Regulations nor the OID Regulations adequately address certain issues relevant to prepayable securities.

         Under the Code, the mortgage loans underlying each senior certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage loan's stated redemption price at maturity over its issue price. The issue price of a mortgage loan is generally the amount lent to the mortgagee, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a mortgage loan is the sum of all payments to be made on such mortgage loan other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described under "--Accrual of Original Issue Discount" below, will, unless otherwise specified in the related prospectus supplement, utilize the original yield to maturity of the senior certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the senior certificates and will take into account events that occur during the calculation period. This prepayment assumption will be determined in the manner prescribed by regulations that have not yet been issued. The legislative history of the Tax Reform Act provides, however, that the regulations will require that this prepayment assumption be the prepayment assumption that is used in determining the offering price of the certificate. No representation is made that any certificate will prepay at the prepayment assumption or at any other rate. The prepayment assumption contained in the Code literally only applies to debt instruments collateralized by other debt instruments that are subject to prepayment rather than direct ownership interests in such debt instruments, such as the certificates represent. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the master servicer intends to calculate and report OID under the method described below.

         Accrual of Original Issue Discount. Generally, the owner of a senior certificate must include in gross income the sum of the "daily portions", as defined below, of the OID on that senior certificate for each day on which it owns the senior certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of original issue discount with respect to each component generally will be determined as follows under the Amendments. A calculation will be made by the master servicer or such other entity specified in the related prospectus supplement of the portion of original issue discount that accrues during each successive monthly accrual period (or shorter period from the date of original issue) that ends on the day in the calendar year corresponding to each of the distribution dates on the senior certificate (or the day prior to each such date). This will be done, in the case of each full month accrual period, by adding

         o the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the respective component, under the Prepayment Assumption) of all remaining payments to be received under the Prepayment Assumption on the respective component, and

         o any payments received during such accrual period (other than a payment of qualified stated interest), and subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The "adjusted issue price" of a senior certificate at the beginning of the first accrual period is its issue price; the "adjusted issue price" of a senior certificate at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment (other than a payment of qualified stated interest) made at the end of or during that accrual period. The OID during the accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

         OID generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of OID includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued OID, less prior payments of principal. Accordingly, if mortgage loans acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of such mortgage loan, no original issue discount attributable to the difference between the issue price and the original principal amount of such mortgage loan (i.e., points) will be includible by such holder. Other OID on the mortgage loans (e.g., that arising from a "teaser" rate) would still need to be accrued.

         Senior Certificates Representing Interests in ARM Loans

         The OID Regulations do not address the treatment of instruments, such as the senior certificates (if the related trust fund includes ARM loans), which represent interests in ARM loans. Additionally, the IRS has not issued guidance under the coupon stripping rules of the Code with respect to these instruments. In the absence of any authority, the master servicer will report OID on senior certificates attributable to ARM loans ("stripped ARM obligations") to holders in a manner it believes to be consistent with the rules described under the heading "--Senior Certificates Representing Interests in Loans Other Than ARM Loans" above and with the OID Regulations. In general, application of these rules may require inclusion of income on a stripped ARM obligation in advance of the receipt of cash attributable to such income. Further, the addition of deferred interest resulting from negative amortization to the principal balance of an ARM loan may require the inclusion of such amount in the income of the senior certificateholder when the amount accrues. Furthermore, the addition of deferred interest to the senior certificate's principal balance will result in additional income (including possibly OID income) to the senior certificateholder over the remaining life of the senior certificates.

         Because the treatment of stripped ARM obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to these certificates.

     Possible Application of Contingent Payment Regulations to Certain Non-REMIC Certificates

         Final regulations issued on June 11, 1996 with respect to OID under section 1275 include "contingent payment regulations" covering obligations that provide for one or more contingent payments. Rights to interest payments on a mortgage loan might be considered to be contingent within the meaning of the contingent payment regulations if the interest would not be paid if the borrower exercised its right to prepay the mortgage loan. However, in the case of an investor having a right to shares of the interest and principal payments on a mortgage loan when the share of interest is not substantially greater than the share of principal, the possibility of prepayment should not be considered to characterize otherwise noncontingent interest payments as contingent payments. The absence of interest payments following a prepayment would be the normal consequence of the return of the investor's capital in the form of a principal payment. On the other hand, a right to interest on such a mortgage loan is more likely to be regarded as contingent if held by an investor that does not also hold a right to the related principal. Such an investor would not recover its capital through receipt of a principal payment at the time of the prepayment of the mortgage loan.

         Applying these principles to the senior certificates, because the mortgage loans are subject to prepayment at any time, payments on a class of senior certificates representing a right to interest on the mortgage loans could be considered to be contingent within the meaning of the contingent payment regulations, at least if the senior certificate was issued at a premium. The likelihood that such payments will be considered contingent increases the greater the amount of such premium.

         In the event that payments on a senior certificate in respect of interest on the mortgage loans are considered contingent, then the holder would generally report income or loss as described above under the heading "--Stripped Bonds and Stripped Coupons"; provided, however, that the yield that would be used in calculating interest income would not be the actual yield but would instead equal the "applicable Federal rate" (AFR), in effect at the time of purchase of the senior certificate by the holder. The AFR generally is an average of current yields on Treasury securities computed and published monthly by the IRS. In addition, once the holder's adjusted basis in the senior certificate has been reduced (by prior distributions or losses) to an amount equal to the aggregate amount of the remaining noncontingent payments of the mortgage loans that are allocable to the senior certificate (or to zero if the senior certificate does not share in principal payments), then the holder would recognize income in each subsequent month equal to the full amount of interest on the mortgage loans that accrues in that month and is allocable to the senior certificate. It is uncertain whether, under the contingent payment regulations, any other adjustments would be made to take account of prepayments of the mortgage loans.

     Sale or Exchange of a Senior Certificate

         Sale or exchange of a senior certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the seller's adjusted basis in the senior certificate. Such adjusted basis generally will equal the seller's purchase price for the senior certificate, increased by the OID included in the seller's gross income with respect to the senior certificate, and reduced by principal payments on the senior certificate previously received by the seller. Such gain or loss will be capital gain or loss to a seller for which a senior certificate is a "capital asset" within the meaning of section 1221 of the Code, and will be long-term or short-term depending on whether the senior certificate has been owned for the long-term capital gain holding period (currently more than one year).

         Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

         It is possible that capital gain realized by holders of the senior certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction". A sale of a senior certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and one of the following conditions is met:

         o the holder entered the contract to sell the senior certificate substantially contemporaneously with acquiring the senior certificate,

         o    the senior certificate is part of a straddle,

         o the senior certificate is marketed or sold as producing capital gain or

         o other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a senior certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

         Senior certificates will be "evidences of indebtedness" within the meaning of section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a senior certificate by a bank or a thrift institution to which such section applies will be ordinary income or loss.

     Non-U.S. Persons

         Generally, to the extent that a senior certificate evidences ownership in mortgage loans that are issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under section 1441 or 1442 to (i) an owner that is not a U.S. Person or (ii) a senior certificateholder holding on behalf of an owner that is not a U.S. Person, will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of such a senior certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a senior certificate evidences ownership in mortgage loans issued after July 18, 1984, if

         o the senior certificateholder does not actually or constructively own 10% or more of the combined voting power of all classes of equity in the issuer (which for purposes of this discussion may be defined as the trust fund);

         o the senior certificateholder is not a controlled foreign corporation within the meaning of section 957 of the Code related to the issuer; and

         o the senior certificateholder complies with certain identification requirements, including delivery of a statement, signed by the senior certificateholder under penalties of perjury, certifying that it is not a U.S. Person and providing its name and address.

     Information Reporting and Backup Withholding

         The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each certificateholder at any time during the year, such information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to owners or other financial intermediaries of holders that hold the certificates as nominees. If a holder, owner or other recipient of a payment on behalf of an owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     New Withholding Regulations

         On October 6, 1997, the Treasury Department issued new regulations which make certain modifications to the backup withholding and information reporting rules described above. The new regulations attempt to unify certification requirements and modify reliance standards. Generally, the new regulations replace the IRS Form W-8, Form 1001 and Form 4224 with various revised Forms W-8, and provide that the old Form W-8, Form 1001 and Form 4224 will not be effective after December 31, 2000. The new regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the new regulations.

REMIC Certificates

     General

         The trust fund relating to a series of certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however, "--Prohibited Transactions and Other Taxes") below, if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year (including the implementation of restrictions on the purchase and transfer of the residual interest in a REMIC as described under "--Residual Certificates" below), the Code provides that a trust fund will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation, and the related REMIC certificates may not be accorded the status or given the tax treatment described below. While the Code authorizes the Treasury to issue regulations providing relief in the event of an inadvertent termination of status as a REMIC, no such regulations have been issued. Moreover, any relief may be accompanied by sanctions such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, in the opinion of Brown & Wood LLP, assuming compliance with all provisions of the related Agreement, the trust fund will qualify as a REMIC and the related certificates will be considered to be regular interests ("regular certificates") or residual interests ("residual certificates") in the REMIC. The related prospectus supplement for each series of certificates will indicate whether the trust fund will make a REMIC election and whether a class of certificates will be treated as a regular or residual interest in the REMIC.

         In general, with respect to each series of certificates for which a REMIC election is made,

         o certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in section 7701(a)(19)(C) of the Code;

         o certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of section 856(c)(4)(A) of the Code; and

         o interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code.

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets. In addition, payments on mortgage loans held pending distribution on the REMIC certificates will be considered to be qualifying assets under the foregoing sections.

         In some instances, the mortgage loans may not be treated entirely as assets described in the foregoing sections. See, in this regard, the discussion of "buydown" mortgage loans contained in "--Non-REMIC Certificates--Single Class of Senior Certificates" above. REMIC certificates held by a real estate investment trust will not constitute "Government Securities" within the meaning of section 856(c)(4)(A) of the Code and REMIC certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of section 851(b)(4)(A)(ii) of the Code. REMIC certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of section 582(c)(1) of the Code.

         A "qualified mortgage" for REMIC purposes is any obligation (including certificates of participation in such an obligation) that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC. The REMIC Regulations provide that manufactured housing or mobile homes (not including recreational vehicles, campers or similar vehicles) which are "single family residences" under section 25(e)(10) of the Code will qualify as real property without regard to state law classifications. Under section 25(e)(10), a single family residence includes any manufactured home which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location.

     Tiered REMIC Structures

         For certain series of certificates, two separate elections may be made to treat designated portions of the related trust fund as REMICs (respectively, the "subsidiary REMIC" and the "master REMIC") for federal income tax purposes. Upon the issuance of any such series of certificates, Brown & Wood LLP, counsel to the depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the master REMIC as well as any subsidiary REMIC will each qualify as a REMIC and the REMIC certificates issued by the master REMIC and the subsidiary REMIC, respectively, will be considered to evidence ownership of regular certificates or residual certificates in the related REMIC within the meaning of the REMIC provisions.

         Only REMIC certificates issued by the master REMIC will be offered under this prospectus. The subsidiary REMIC and the master REMIC will be treated as one REMIC solely for purposes of determining

         o whether the REMIC certificates will be (i) "real estate assets" within the meaning of section 856(c)(4)(A) of the Code or (ii) "loans secured by an interest in real property" under section 7701(a)(19)(C) of the Code; and

         o    whether the income on the certificates is interest described in section 856(c)(3)(B) of the Code.

     Regular Certificates

         General. Except as otherwise stated in this discussion, regular certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of regular certificates that otherwise report income under a cash method of accounting will be required to report income with respect to regular certificates under an accrual method.

         Original Issue Discount and Premium. The regular certificates may be issued with OID within the meaning of section 1273(a) of the Code. Generally, the amount of OID, if any, will equal the difference between the "stated redemption price at maturity" of a regular certificate and its "issue price". Holders of any class of certificates issued with OID will be required to include such OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act. Holders of regular certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities such as the regular certificates.

         Rules governing OID are set forth in sections 1271 through 1273 and section 1275 of the Code. These rules require that the amount and rate of accrual of OID be calculated based on a Prepayment Assumption and prescribe a method for adjusting the amount and rate of accrual of such discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations which have not yet been issued. The Legislative History provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of the regular certificates. The prospectus supplement for each series of regular certificates will specify the prepayment assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the regular certificates will prepay at the prepayment assumption or at any other rate.

         In general, each regular certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its "stated redemption price at maturity" over its "issue price". The issue price of a regular certificate is the first price at which a substantial amount of regular certificates of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of regular certificates is sold for cash on or prior to the date of their initial issuance, the issue price for that class will be treated as the fair market value of that class on the initial issue date. The issue price of a regular certificate also includes the amount paid by an initial regular certificateholder for accrued interest that relates to a period prior to the initial issue date of the regular certificate. The stated redemption price at maturity of a regular certificate includes the original principal amount of the regular certificate, but generally will not include distributions of interest if such distributions constitute "qualified stated interest". Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the regular certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on regular certificates with respect to which deferred interest will accrue will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of the regular certificates includes all distributions of interest as well as principal thereon.

         Where the interval between the initial issue date and the first distribution date on a regular certificate is longer than the interval between subsequent distribution dates, the greater of any OID (disregarding the rate in the first period) and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below. The OID Regulations suggest that all interest on a long-first-period regular certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID. Where the interval between the issue date and the first distribution date on a regular certificate is shorter than the interval between subsequent distribution dates, interest due on the first Distribution Date in excess of the amount that accrued during the first period would be added to the certificates stated redemption price at maturity. Regular certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a regular certificate.

         Under the de minimis rule, OID on a regular certificate will be considered to be zero if the amount of OID is less than 0.25% of the stated redemption price at maturity of the regular certificate multiplied by the weighted average maturity of the regular certificate. For this purpose, the weighted average maturity of the regular certificate is computed as the sum of the amounts determined by multiplying

         o the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made times

         o a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the regular certificate and the denominator of which is the stated redemption price at maturity of the regular certificate.

Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the mortgage loans and the anticipated reinvestment rate, if any, relating to the regular certificates. This prepayment assumption with respect to a series of regular certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received and such income will be capital gain if the regular certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

         The prospectus supplement with respect to a trust fund may provide for certain regular certificates to be issued as "super-premium" certificates at prices significantly exceeding their principal amounts or based on notional principal balances. The income tax treatment of these super-premium certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of the super-premium certificates is the sum of all payments to be made on these certificates determined under the prepayment assumption set forth in the related prospectus supplement, with the result that the super-premium certificates would be treated as being issued with OID. The calculation of income in this manner could result in negative OID (which delays future accruals of OID rather than being immediately deductible) when prepayments on the mortgage loans exceed those estimated under the prepayment assumption. The IRS might contend, however, that the contingent payment regulations should apply to the super-premium certificates.

         Although the contingent payment regulations are not applicable to instruments governed by section 1272(a)(6) of the Code, they represent the only guidance regarding the current view of the IRS with respect to contingent payment instruments. In the alternative, the IRS could assert that the stated redemption price at maturity of such regular certificates should be limited to their principal amount (subject to the discussion under "--Accrued Interest Certificates" below), so that such regular certificates would be considered for U.S. federal income tax purposes to be issued at a premium. If such position were to prevail, the rules described under "--Premium" below would apply. It is unclear when a loss may be claimed for any unrecovered basis for a super-premium certificate. It is possible that a holder of a super-premium certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments, or when the final payment is received with respect to the super-premium certificate.

         Under the REMIC Regulations, if the issue price of a regular certificate (other than regular certificate based on a notional amount) does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, a regular certificate generally should not be treated as a super-premium certificate and the rules described below under "--Premium" below should apply. However, it is possible that holders of regular certificates issued at a premium, even if the premium is less than 25% of the certificate's actual principal balance, will be required to amortize the premium under an OID method or contingent interest method even though no election under section 171 of the Code is made to amortize such premium.

         Generally, a regular certificateholder must include in gross income the "daily portions," as determined below, of the OID that accrues on a regular certificate for each day the regular certificateholder holds the regular certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a regular certificate, a calculation will be made of the portion of the OID that accrues during each successive accrual period that ends on the day in the calendar year corresponding to a distribution date (or if distribution dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month) and begins on the day after the end of the immediately preceding accrual period (or on the issue date in the case of the first accrual period). This will be done, in the case of each full accrual period, by adding

         o the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the regular certificates as calculated under the Prepayment Assumption) of all remaining payments to be received on the regular certificate under the Prepayment Assumption, and

         o any payments included in the stated redemption price at maturity received during the accrual period,

and subtracting from that total the "adjusted issue price" of the regular certificates at the beginning of the accrual period.

         The "adjusted issue price" of a regular certificate at the beginning of the first accrual period is its issue price; the "adjusted issue price" of a regular certificate at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease (but never below zero) in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a regular certificate issued with OID who purchases the regular certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that regular certificate. In computing the daily portions of OID for such a purchaser (as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity), however, the daily portion is reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that regular certificate exceeds the following amount:

         o the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original regular certificateholder (who purchased the regular certificate at its issue price), less

         o any prior payments included in the stated redemption price at maturity,

and the denominator of which is the sum of the daily portions for that regular certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption. A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as original issue.

         Variable Rate Regular Certificates.   Regular certificates may provide
for interest based on a variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest if, generally,

         o    the interest is unconditionally payable at least annually,

         o the issue price of the debt instrument does not exceed the total noncontingent principal payments, and

         o interest is based on a "qualified floating rate", an "objective rate", a combination of a single fixed rate and one or more "qualified floating rates", one "qualified inverse floating rate", or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the regular certificate.

         The amount of OID with respect to a regular certificate bearing a variable rate of interest will accrue in the manner described under "--Original Issue Discount and Premium" above by assuming generally that the index used for the variable rate will remain fixed throughout the term of the certificate. Appropriate adjustments are made for the actual variable rate.

         Although unclear at present, the depositor intends to treat interest on a regular certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the regular certificates will be deemed to be the index in effect through the life of the regular certificates. It is possible, however, that the IRS may treat some or all of the interest on regular certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. Such treatment may effect the timing of income accruals on regular certificates.

         Market Discount. A purchaser of a regular certificate may be subject to the market discount provisions of sections 1276 through 1278 of the Code. Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of

         o the regular certificate's stated principal amount or, in the case of a regular certificate with OID, the adjusted issue price (determined for this purpose as if the purchaser had purchased the regular certificate from an original holder) over

         o    the price for the regular certificate paid by the purchaser.

A holder who purchases a regular certificate at a market discount will recognize income upon receipt of each distribution representing stated redemption price. In particular, under section 1276 of the Code such a holder generally will be required to allocate each principal distribution first to accrued market discount not previously included in income and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies. In addition, the OID Regulations permit a certificateholder using the accrual method of accounting to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election is made with respect to a regular certificate with market discount, the certificateholder will be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See "--Original Issues Discount and Premium" above. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable.

         Market discount with respect to a regular certificate will be considered to be zero if the amount allocable to the regular certificate is less than 0.25% of the regular certificate's stated redemption price at maturity multiplied by the regular certificate's weighted average maturity remaining after the date of purchase. If market discount on a regular certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the regular certificate and gain equal to such allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code sections 1276 through 1278 of the Code.

         The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants authority to the Treasury to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury, rules described in the legislative history of the Tax Reform Act will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. For regular certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

         o    the total remaining market discount,

         multiplied by

         o a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For regular certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

         o    the total remaining market discount,

         multiplied by

         o a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments (such as the regular certificates) which provide for payments which may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply.

         A holder of a regular certificate that acquires it at a market discount also may be required to defer, until the maturity date of the regular certificate or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the regular certificate in excess of the aggregate amount of interest (including OID) includible in the holder's gross income for the taxable year with respect to the regular certificate. The amount of such net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the regular certificate for the days during the taxable year on which the holder held the regular certificate and, in general, would be deductible when such market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the regular certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply if the regular certificateholder elects to include such market discount in income currently as it accrues on all market discount obligations acquired by the regular certificateholder in that taxable year or thereafter.

         Premium. A purchaser of a regular certificate who purchases the regular certificate at a cost (not including accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to have purchased the regular certificate at a premium and may elect to amortize such premium under a constant yield method. A certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the prepayment assumption would be taken into account in determining the life of the regular certificate for this purpose. However, the legislative history of the Tax Reform Act states that the same rules that apply to accrual of market discount (which rules require use of a prepayment assumption in accruing market discount with respect to regular certificates without regard to whether the certificates have OID) will also apply in amortizing bond premium under section 171 of the Code. The Code provides that amortizable bond premium will be allocated among the interest payments on the regular certificates and will be applied as an offset against the interest payment.

         On June 27, 1996, the IRS published in the Federal Register proposed regulations on the amortization of bond premium. The foregoing discussion is based in part on such proposed regulations. On December 30, 1997, the IRS issued the amortizable bond premium regulations which generally are effective for bonds acquired on or after March 2, 1998 or, for holders making an election to amortize bond premium as described above, the taxable year that includes March 2, 1998 or any subsequent taxable year, will apply to bonds held on or after the first day of taxable year in which such election is made. Neither the proposed regulations nor the final regulations, by their express terms, apply to prepayable securities described in section 1272(a)(6) of the Code such as the regular certificates. Holders of regular certificates should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

         Deferred Interest. Certain classes of regular certificates will provide for the accrual of interest when one or more ARM Loans are adding deferred interest to their principal balance by reason of negative amortization. Any deferred interest that accrues with respect to a class of regular certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to deferred interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated interest or whether all or a portion of the interest payable on the certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID (which could accelerate such inclusion). Interest on regular certificates must in any event be accounted for under an accrual method by the holders of these certificates. Applying the latter analysis therefore may result only in a slight difference in the timing of the inclusion in income of interest on the regular certificates.

         Effects of Defaults and Delinquencies. Certain series of certificates may contain one or more classes of subordinated certificates and, in the event there are defaults or delinquencies on the mortgage loans, amounts that would otherwise be distributed on the subordinated certificates may instead be distributed on the senior certificates. Holders of subordinated certificates nevertheless will be required to report income with respect to these certificates under an accrual method without giving effect to delays and reductions in distributions on such subordinated certificates attributable to defaults and delinquencies on the mortgage loans, except to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a holder of a subordinated certificate in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the subordinated certificate is reduced as a result of defaults and delinquencies on the mortgage loans. However, the timing and character of such losses or reductions in income are uncertain. Accordingly, holders of subordinated certificates should consult their own tax advisors on this point.

         Sale, Exchange or Redemption. If a regular certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the regular certificate. The adjusted basis generally will equal the cost of the regular certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the regular certificate, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment which is part of the stated redemption price at maturity of a regular certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the regular certificate. The holder of a regular certificate that receives a final payment which is less than the holder's adjusted basis in the regular certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under "--Market Discount" above, any such gain or loss will be capital gain or loss, provided that the regular certificate is held as a "capital asset" (generally, property held for investment) within the meaning of section 1221 of the Code.

         Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

         Gain from the sale or other disposition of a regular certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of:

         o the amount that would have been includible in such holder's income with respect to the regular certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in section 1274(d) of the Code determined as of the date of purchase of such regular certificate, over

         o    the amount actually includible in the holder's income.

         Gain from the sale or other disposition of a regular certificate that might otherwise be capital gain will be treated as ordinary income, (i) if the regular certificate is held as part of a "conversion transaction" as defined in section 1258(c) of the Code, up to the amount of interest that would have accrued at the applicable federal rate under section 1274(d) of the Code in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or (ii) if the regular certificate is held as part of a straddle. Potential investors should consult their tax advisors with respect to the tax consequences of ownership and disposition of an investment in regular certificates in their particular circumstances.

         Regular certificates will be "evidences of indebtedness" within the meaning of section 582(c)(1) of the Code so that gain or loss recognized from the sale of a regular certificate by a bank or a thrift institution to which such section applies will be ordinary income or loss.

         The regular certificate information reports will include a statement of the adjusted issue price of the regular certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of regular certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only require information pertaining to the appropriate proportionate method of accruing market discount.

         Accrued Interest Certificates. Regular certificates that are "payment lag" certificates may provide for payments of interest based on a period that corresponds to the interval between distribution dates but that ends prior to each distribution date. The period between the initial issue date of the payment lag certificates and their first distribution date may or may not exceed such interval. Purchasers of payment lag certificates for which the period between the initial issue date and the first distribution date does not exceed such interval could pay upon purchase of the regular certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the distribution date were interest accrued from distribution date to distribution date. If a portion of the initial purchase price of a regular certificate is allocable to interest that has accrued prior to the issue date ("pre-issuance accrued interest"), and the regular certificate provides for a payment of stated interest on the first payment date (and the first payment date, is within one year of the issue date) that equals or exceeds the amount of the pre-issuance accrued interest, then the regular certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the regular certificate. However, it is unclear under this method how the proposed OID Regulations treat interest on payment lag certificates as described above. Therefore, in the case of a payment lag certificate, the REMIC intends to include accrued interest in the issue price and report interest payments made on the first distribution date as interest only to the extent such payments represent interest for the number of days that the certificateholder has held the payment lag certificate during the first accrual period.

         Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of payment lag certificates.

         Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC", a portion of the REMIC's servicing, administrative and other noninterest expenses will be allocated as a separate item to those regular certificateholders that are "pass-through interest holders". Generally, a single-class REMIC is defined as (i) a REMIC that would be treated as a fixed investment trust under Treasury regulations but for its qualification as a REMIC or (ii) a REMIC that is substantially similar to an investment trust but is structured with the principal purpose of avoiding this allocation requirement imposed by the temporary regulations. Such a pass-through interest holder would be required to add its allocable share, if any, of such expenses to its gross income and to treat the same amount as an item of investment expense. An individual generally would be allowed a deduction for such expenses only as a miscellaneous itemized deduction subject to the limitations under section 67 of the Code. That section allows such deductions only to the extent that in the aggregate such expenses exceed 2% of the holder's adjusted gross income. In addition, section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the "applicable amount") will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income recognized by residual certificateholders who are subject to the limitations of either section 67 or section 68 may be substantial. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities including regulated investment companies, but does not include real estate investment trusts. Certificateholders that are "pass-through interest holders" should consult their own tax advisors about the impact of these rules on an investment in the regular certificates.

         Treatment of Realized Losses. Although not entirely clear, it appears that holders of regular certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any regular certificates becoming wholly or partially worthless and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any regular certificates becoming wholly worthless. Although the matter is not entirely clear, non-corporate holders of certificates may be allowed a bad debt deduction at such time that the principal balance of any regular certificate is reduced to reflect realized losses resulting from any liquidated mortgage loans. The IRS, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all mortgage loans remaining in the related trust fund have been liquidated or the certificates of the related series have been otherwise retired. Prospective investors in and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

         Non-U.S. Persons.   Generally, payments of interest (including any
payment with respect to accrued OID) on the regular certificates to a regular certificateholder who is a non-U.S. Person not engaged in a trade or business within the United States will not be subject to federal withholding tax if

         o the regular certificateholder does not actually or constructively own 10% or more of the combined voting power of all classes of equity in the issuer (which for purposes of this discussion may be defined as the trust fund or the beneficial owners of the related residual certificates);

         o the regular certificateholder is not a controlled foreign corporation (within the meaning of section 957 of the Code) related to the issuer; and

         o the regular certificateholder complies with certain identification requirements, including delivery of a statement, signed by the regular certificateholder under penalties of perjury, certifying that it is a foreign person and providing its name and address.

If a regular certificateholder is not exempt from withholding, distributions of interest, including distributions in respect of accrued OID, the holder may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty.

         Further, it appears that a regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

         Regular certificateholders who are non-U.S. Persons and persons related to such holders should not acquire any residual certificates, and residual certificateholders and persons related to residual certificateholders should not acquire any regular certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

         Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each regular certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist regular certificateholders in preparing their federal income tax returns or to enable holders to make such information available to owners or other financial intermediaries of holders that hold regular certificates. If a holder, owner or other recipient of a payment on behalf of an owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

         New Withholding Regulations. On October 6, 1997, the Treasury Department issued the new regulations which make certain modifications to the backup withholding and information reporting rules described above. The new regulations attempt to unify certification requirements and modify reliance standards. The new regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the new regulations.

     Residual Certificates

         Allocation of the Income of the REMIC to the Residual Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See "--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a residual certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which such holder owns any residual certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. The holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding residual certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the residual certificateholders without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from residual certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses". As residual interests, the residual certificates will be subject to tax rules, described below, that differ from those that would apply if the residual certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the REMIC.

         A residual certificateholder may be required to include taxable income from the residual certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular interests (i.e., a fast-pay, slow-pay structure) may generate such a mismatching of income and cash distributions (i.e., "phantom income"). This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a residual certificate to a residual certificateholder. Investors should consult their own tax advisors concerning the federal income tax treatment of a residual certificate and the impact of such tax treatment on the after-tax yield of a residual certificate.

         A subsequent residual certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the residual certificateholder owns the residual certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original residual certificateholder, as described above. The legislative history of the Tax Reform Act indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent holder of a residual certificate that purchased the residual certificate at a price greater than (or less than) the adjusted basis the residual certificate would have in the hands of an original residual certificateholder. See "--Sale or Exchange of Residual Certificates" below. It is not clear, however, whether such adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC Regulations do not provide for any such adjustments.

         Taxable Income of the REMIC Attributable to Residual Certificates. The taxable income of the REMIC will reflect a netting of the income from the mortgage loans and the REMIC's other assets and the deductions allowed to the REMIC for interest and OID on the regular certificates and, except as described under "--Non-Interest Expenses of the REMIC" below, other expenses.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the regular and residual certificates (or, if a class of certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the mortgage loans and other assets of the REMIC in proportion to their respective fair market values. A mortgage loan will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis therein is less or greater, respectively than its principal balance. Any such discount (whether market discount or OID) will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing OID on the regular certificates. The REMIC expects to elect under section 171 of the Code to amortize any premium on the mortgage loans. Premium on any mortgage loan to which the election applies would be amortized under a constant yield method. It is likely that the yield of a mortgage loan would be calculated for this purpose taking account of the prepayment assumption. However, the election would not apply to any mortgage loan originated on or before September 27, 1985. Instead, premium on such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

         The REMIC will be allowed a deduction for interest and OID on the regular certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to regular certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

         A residual certificateholder will not be permitted to amortize the cost of the residual certificate as an offset to its share of the REMIC's taxable income. However, such taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the residual certificates will be added to the issue price of the regular certificates in determining the REMIC's initial basis in its assets. See "--Sale or Exchange of Residual Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a residual certificate to reflect any difference between the actual cost of the residual certificate to such holder and the adjusted basis the residual certificate would have in the hands of an original residual certificateholder, see "--Allocation of the Income of the REMIC to the Residual Certificates" above.

         Additional Taxable Income of Residual Interests. Any payment received by a holder of a residual certificate in connection with the acquisition of the residual certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt or accrual as ordinary income, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of residual certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

         Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the residual certificateholders in the same manner as the REMIC's taxable income. The net loss allocable to any residual certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis in the residual certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the residual certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of residual certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

         Mark-to-Market Regulations. Prospective purchasers of a residual certificate should be aware that the IRS finalized mark-to-market regulations which provide that a residual certificate acquired after January 3, 1995 cannot be marked to market. The mark-to-market regulations replaced the temporary regulations which allowed a residual certificate to be marked to market provided that it was not a "negative value" residual interest.

         Non-Interest Expenses of the REMIC. The REMIC's taxable income will be determined in the same manner as if the REMIC were an individual. However, all or a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to residual certificateholders that are "pass-through interest holders". Such a holder would be required to add an amount equal to its allocable share, if any, of such expenses to its gross income and to treat the same amount as an item of investment expense. Individuals are generally allowed a deduction for such an investment expense only as a miscellaneous itemized deduction subject to the limitations under section 67 of the Code which allows such deduction only to the extent that, in the aggregate, all such expenses exceed 2% of an individual's adjusted gross income. In addition, the personal exemptions and itemized deductions of individuals with adjusted gross incomes above particular levels are subject to certain limitations which reduce or eliminate the benefit of such items. The REMIC is required to report to each pass-through interest holder and to the IRS the holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Residual certificateholders that are "pass-through interest holders" should consult their own tax advisors about the impact of these rules on an investment in the residual certificates. See "--Regular Certificates--Non-Interest Expenses of the REMIC" above.

         Excess Inclusions.   A portion of the income on a residual certificate
(referred to in the Code as an "excess inclusion") for any calendar quarter will, with an exception discussed below for certain thrift institutions, be subject to federal income tax in all events. Thus, for example, an excess inclusion

         o may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a residual certificateholder;

         o will be treated as "unrelated business taxable income" within the meaning of section 512 of the Code if the residual certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income (see "Tax-Exempt Investors" below); and

         o is not eligible for any reduction in the rate of withholding tax in the case of a residual certificateholder that is a foreign investor.

See "--Non-U.S. Persons" below. The exception for thrift institutions is available only to the institution holding the residual certificate and not to any affiliate of the institution, unless the affiliate is a subsidiary all the stock of which, and substantially all the indebtedness of which, is held by the institution, and which is organized and operated exclusively in connection with the organization and operation of one or more REMICs.

         Except as discussed in the following paragraph, with respect to any residual certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of

         o the income of the residual certificateholder for that calendar quarter from its residual certificate over

         o the sum of the "daily accruals" for all days during the calendar quarter on which the residual certificateholder holds the residual certificate.

For this purpose, the daily accruals with respect to a residual certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the residual certificate at the beginning of the calendar quarter and 120% of the "Federal long-term rate" in effect at the time the residual certificate is issued. For this purpose, the "adjusted issue price" of a residual certificate at the beginning of any calendar quarter equals the issue price of the residual certificate, increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the residual certificate before the beginning of such quarter. The "Federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

         In the case of any residual certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such residual certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a residual certificate as if held directly by such shareholder. Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

         The Small Business Job Protection Act of 1996 has eliminated the special rule permitting section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995 except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

         In addition, the Small Business Job Protection Act provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a residual certificateholder. First, the alternative minimum taxable income for the residual certificateholder is determined without regard to the special rule that taxable income cannot be less than excess inclusion. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, the residual certificateholder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions. These rules are effective for tax years beginning after December 31, 1996, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

         Payments. Any distribution made on a residual certificate to a residual certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the residual certificateholder's adjusted basis in the residual certificate. To the extent a distribution exceeds such adjusted basis, it will be treated as gain from the sale of the residual certificate.

         Pass-Through of Miscellaneous Itemized Deductions . As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the residual certificates. In the case of a "single class REMIC", however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the holders of the regular certificates and the holders of the residual certificates on a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In the case of individuals (or trusts, estates or other persons who compute their income in the same manner as individuals) who own an interest in a regular certificate directly or through a pass-through entity which is required to pass miscellaneous itemized deductions through to its owners or beneficiaries (e.g., a partnership, an S corporation or a grantor trust), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. The reduction or disallowance of this deduction coupled with the allocation of additional income may have a significant impact on the yield of the regular certificate to such a holder. Further, holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related residual certificates in their entirety and not to holders of the related regular certificates.

         Sale or Exchange of Residual Certificates. If a residual certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the residual certificate (except that the recognition of loss may be limited under the "wash sale" rules described below). A holder's adjusted basis in a residual certificate generally equals the cost of the residual certificate to the residual certificateholder, increased by the taxable income of the REMIC that was included in the income of the residual certificateholder with respect to the residual certificate, and decreased (but not below zero) by the net losses that have been allowed as deductions to the residual certificateholder with respect to the residual certificate and by the distributions received thereon by the residual certificateholder. In general, any such gain or loss will be capital gain or loss provided the residual certificate is held as a capital asset. However, residual certificates will be "evidences of indebtedness" within the meaning of section 582(c)(1) of the Code, so that gain or loss recognized from sale of a residual certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

         Except as provided in Treasury regulations yet to be issued, if the seller of a residual certificate reacquires the residual certificate or acquires any other residual certificate, any residual interest in another REMIC or similar interest in a "taxable mortgage pool" (as defined in section 7701(i)) of the Code during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of section 1091 of the Code. In that event, any loss realized by the residual certificateholder on the sale will not be deductible, but instead will increase the residual certificateholder's adjusted basis in the newly acquired asset.

         Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

     Prohibited Transactions and Other Taxes

         The REMIC is subject to a tax at a rate equal to 100% of the net income derived from "prohibited transactions". In general, a prohibited transaction means the disposition of a mortgage loan other than pursuant to certain specified exceptions, the receipt of investment income from a source other than a mortgage loan or certain other permitted investments or the disposition of an asset representing a temporary investment of payments on the mortgage loans pending payment on the residual certificates or regular certificates. In addition, the assumption of a mortgage loan by a subsequent purchaser could cause the REMIC to recognize gain which would also be subject to the 100% tax on prohibited transactions.

         In addition, certain contributions to a REMIC made after the initial issue date of the certificates could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property.

         It is not anticipated that the REMIC will engage in any prohibited transactions or receive any contributions subject to the contributions tax. However, in the event that the REMIC is subject to any such tax, unless otherwise disclosed in the related prospectus supplement, such tax would be borne first by the residual certificateholders, to the extent of amounts distributable to them, and then by the master servicer.

     Liquidation and Termination

         If the REMIC adopts a plan of complete liquidation, within the meaning of section 860F(a)(4)(A)(i) of the Code, which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC will not be subject to any prohibited transaction tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than the amounts retained to meet claims) to holders of regular and residual certificates within the 90-day period.

         The REMIC will terminate shortly following the retirement of the regular certificates. If a residual certificateholder's adjusted basis in the residual certificate exceeds the amount of cash distributed to the residual certificateholder in final liquidation of its interest, it would appear that the residual certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

     Administrative Matters

         Solely for the purpose of the administrative provisions of the Code, the REMIC will be treated as a partnership and the residual certificateholders will be treated as the partners. Under temporary regulations, however, if there is at no time during the taxable year more than one residual certificateholder, a REMIC shall not be subject to the rules of subchapter C of chapter 63 of the Code relating to the treatment of partnership items for a taxable year. Accordingly, the REMIC will file an annual tax return on Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. In addition, certain other information will be furnished quarterly to each residual certificateholder who held the residual certificate on any day in the previous calendar quarter.

         Each residual certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the residual certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to section 6111 of the Code because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a residual certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

     Tax-Exempt Investors

         Any residual certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of section 512 of the Code will be subject to such tax on that portion of the distributions received on a residual certificate that is considered an "excess inclusion." See "--Residual Certificates--Excess Inclusions" above.

     Non-U.S. Persons

              Amounts paid to residual certificateholders who are not U.S.
                  Persons (see "--Regular Certificates--Non-U.S. Persons" above) are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Amounts distributed to residual certificateholders should qualify as "portfolio interest", subject to the conditions described in "--Regular Certificates" above, but only to the extent that the mortgage loans were originated after July 18, 1984. Furthermore, the rate of withholding on any income on a residual certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Residual Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed (or when the residual certificate is disposed of) under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax (e.g., where the residual certificates do not have significant value). See "--Residual Certificates--Excess Inclusions" above. If the amounts paid to residual certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30% (or lower treaty rate) withholding tax will not apply. Instead, the amounts paid to such non-U.S. Person will be subject to U. S. federal income taxation at regular graduated rates. For special restrictions on the transfer of residual certificates, see "--Tax-Related Restrictions on Transfers of Residual Certificates" below.

         Regular certificateholders and persons related to such holders should not acquire any residual certificates, and residual certificateholders and persons related to residual certificateholders should not acquire any regular certificates without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

     Tax-Related Restrictions on Transfers of Residual Certificates

         Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a disqualified organization. The amount of the tax equals the product of

         o an amount (as determined under the REMIC Regulations) equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer multiplied by

         o the highest marginal federal income tax rate applicable to corporations.

The tax is imposed on the transferor unless the transfer is through an agent (including a broker or other middlemen) for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization" means

         o the United States, any state, possession, or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by any such governmental agency),

         o any organization (other than certain farmers' cooperatives) generally exempt from federal income taxes unless such organization is subject to the tax on "unrelated business taxable income" and

         o    a rural electric or telephone cooperative.

         A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. The amount of the tax is equal to the product of

         o the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and

         o the highest marginal federal income tax rate applicable to corporations.

The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a "pass-through entity" means

         o a regulated investment company, real estate investment trust or common trust fund,

         o    a partnership, trust or estate and

         o    certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. The tax on pass-through entities is generally effective for periods after March 31, 1988, except that in the case of regulated investment companies, real estate investment trusts, common trust funds and publicly-traded partnerships the tax shall apply only to taxable years of such entities beginning after December 31, 1988. Under proposed legislation, large partnerships (generally with 250 or more partners) will be taxable on excess inclusion income as if all partners were disqualified organizations.

         In order to comply with these rules, the pooling and servicing agreement will provide that no record or beneficial ownership interest in a residual certificate may be, directly or indirectly, purchased, transferred or sold without the express written consent of the master servicer. The master servicer will grant such consent to a proposed transfer only if it receives the following: (i) an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the residual certificate as a nominee or agent for a disqualified organization and (ii) a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the residual certificate.

         Non-economic Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a non-economic residual certificate to a U.S. Person, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A "non-economic residual certificate" is any residual certificate (including a residual certificate with a positive value at issuance) unless at the time of transfer, taking into account the prepayment assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

         o the present value of the expected future distributions on the residual certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and

         o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if

         o the transferor conducted a reasonable investigation of the transferee and

         o the transferee acknowledges to the transferor that the residual interest may generate tax liabilities in excess of the cash flow and the transferee represents that it intends to pay such taxes associated with the residual interest as they become due.

         The IRS has issued proposed Treasury regulations that would add to the conditions necessary to ensure that a transfer of a noneconomic residual interest would be respected. The proposed additional condition provides that the transfer of a noneconomic residual interest will not qualify under this safe harbor unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the present value of the sum of

         o any consideration given to the transferee to acquire the interest (the inducement payment),

         o    future distributions on the interest, and

         o any anticipated tax savings associated with holding the interest as the REMIC generates losses.

          For purposes of this calculation, the present value is calculated using a discount rate equal to the lesser of the applicable federal rate and the transferee's cost of borrowing. The proposed effective date for the changes is February 4, 2000.

         If a transfer of a non-economic residual certificate is disregarded, the transferor would continue to be treated as the owner of the residual certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

         Foreign Investors. The REMIC Regulations provide that the transfer of a residual certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person, unless such transferee's income in respect of the residual certificate is effectively connected with the conduct of a United States trade or business. A residual certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30% of each excess inclusion and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the residual certificate to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The provisions in the REMIC Regulations regarding transfers to foreign persons of residual certificates that have tax avoidance potential are effective for all transfers after June 30, 1992. The pooling and servicing agreement will provide that no record or beneficial ownership interest in a residual certificate may be, directly or indirectly, transferred to a non-U.S. Person unless such person provides the trustee with a duly completed IRS Form 4224 or IRS Form W-8ECI and the trustee consents to such transfer in writing. IRS Form 4224 will not be valid after December 31, 2000.

         Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in residual certificates are advised to consult their own tax advisors with respect to transfers of the residual certificates and, in addition, passthrough entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

                           State Tax Considerations

         In addition to the federal income tax consequences described in this prospectus under "Material Federal Income Tax Considerations" above, potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the certificates.

                             ERISA Considerations

         The following describes certain considerations under the Employment Retirement Income Security Act of 1974, as amended, and the Code, which apply only to certificates of a series that are not divided into subclasses. If certificates are divided into subclasses, the related prospectus supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to those certificates.

         ERISA and the Code impose requirements on certain employee benefit plans -- and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which plans, accounts or arrangements are invested -- and on persons who are fiduciaries with respect to these types of plans and arrangements. In this prospectus we refer to these types of plans and arrangements as "Plans." Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in section 3(32) of ERISA) and, if no election has been made under section 410(d) of the Code, church plans (as defined in section 3(33) of ERISA), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in certificates without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in section 503 of the Code.

         On November 13, 1986, the United States Department of Labor (DOL) issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Exchange Act.

         In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA and the Code prohibit a broad range of transactions involving Plan assets and persons having certain specified relationships to a Plan ("parties in interest") and impose additional prohibitions where parties in interest are fiduciaries with respect to such Plan. Because the mortgage loans may be deemed Plan assets of each Plan that purchases certificates, an investment in the certificates by a Plan might be, or give rise to, a transaction prohibited under sections 406 and 407 of ERISA and may therefore give rise to an excise tax under section 4975 of the Code unless a statutory, regulatory or administrative exemption applies.

         In Prohibited Transaction Exemption (PTE) 83-1, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and parties in interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in "single family certificates" that represent interests in a mortgage pool consisting of Single Family Loans will be exempt from the prohibitions of sections 406(a) and 407 of ERISA (relating generally to transactions with parties in interest who are not fiduciaries) if the Plan purchases the single family certificates at no more than fair market value and will be exempt from the prohibitions of sections 406(b)(1) and (2) of ERISA (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all single family certificates, and at least 50% of all single family certificates are purchased by persons independent of the pool sponsor or pool trustee. PTE 83-1 does not provide an exemption for transactions involving subordinated certificates or for certificates representing an interest in a mortgage pool containing Multifamily Loans or Contracts or cooperative loans. Accordingly, unless the related prospectus supplement indicates that an exemption other than PTE 83-1 is available, no transfer of a subordinated certificate or a certificate which is not a single family certificate may be made to a Plan.

         The discussion in this and the next succeeding paragraph applies only to single family certificates. The depositor believes that, for purposes of PTE 83-1, the term "mortgage pass-through certificate" would include:

         o certificates issued in a series consisting of only a single class of certificates; and

         o senior certificates issued in a series in which there is only one class of senior certificates;

provided that the certificates in the case of the first bullet above, or the senior certificates in the case of the second bullet above, evidence the beneficial ownership of both a specified percentage (greater than 0%) of future interest payments and a specified percentage (greater than 0%) of future principal payments on the mortgage loans. It is not clear whether a class of certificates that evidences the beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments would be a "mortgage pass-through certificate" for purposes of PTE 83-1.

         PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption:

         o the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan;

         o the existence of a pool trustee who is not an affiliate of the pool sponsor; and

         o a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the mortgage pool.

The depositor believes that the first general condition referred to above will be satisfied with respect to the certificates in a series issued without a subordination feature, or the senior certificates only in a series issued with a subordination feature, provided that the subordination and reserve fund, subordination by shifting of interests, the pool insurance or other form of credit enhancement described herein (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to a series of certificates is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the mortgage loans or the principal balance of the largest mortgage loan. See "Description of the Certificates" in this prospectus. In the absence of a ruling that the system of insurance or other protection with respect to a series of certificates satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The trustee will not be affiliated with the depositor.

         Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold single family certificates must make its own determination as to whether the first and third general conditions of PTE 83-1, and the specific conditions described briefly in the first paragraph discussing PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         On September 6, 1990 the DOL issued to Greenwich Capital Markets, Inc. an underwriter exemption (PTE 90-59, Application No. D-8374, 55 Fed. Reg. 36724 (1990)) from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, holding and subsequent resale by Plans of "securities" that are obligations of an issuer containing certain receivables, loans and other obligations, with respect to which Greenwich Capital Markets, Inc. is the underwriter, manager or co-manager of an underwriting syndicate. The exemption, which was amended and expanded by PTE 97-34, Application Nos. D-10245 and D-10246, 62 Fed. Reg. 39021 (1997) and PTE 2000-58, Application
No. D-10829, 65 Fed. Reg. 67765 (2000), provides relief which is generally similar to that provided by PTE 83-1, but is broader in several respects.

         The underwriter exemption contains a number of requirements. It does not apply to any investment pool unless, among other things, the following conditions are met:

         o the investment pool consists only of assets of a type which have been included in other investment pools,

         o securities evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of securities pursuant to the exemption, and

         o securities in such other investment pools have been rated in one of the three (or four, if the investment pool contains certain types of assets) highest generic rating categories by one of the credit rating agencies noted below.

Generally, the underwriter exemption holds that the acquisition of the securities by a Plan must be on terms (including the price for the securities) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party. The exemption requires that the rights and interests evidenced by the securities not be "subordinated" to the rights and interests evidenced by other securities of the same trust, except when the trust holds certain types of assets. The exemption requires that securities acquired by a Plan have received a rating at the time of their acquisition that is in one of the three (or four, if the trust holds certain types of assets) highest generic rating categories of Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or Fitch, Inc. The exemption specifies that the pool trustee must not be an affiliate of any other member of the "restricted group" defined below. The exemption stipulates that any Plan investing in the securities must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act of 1933, as amended. Finally, the exemption requires that, depending on the type of issuer, the documents establishing the issuer and governing the transaction contain certain provisions to protect the assets of the issuer, and that the issuer receive certain legal opinions.

         Moreover, the underwriter exemption generally provides relief from certain self-dealing and conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities of an issuer holding receivables as to which the fiduciary (or its affiliate) is an obligor, provided that, among other requirements:

         o in the case of an acquisition in connection with the initial issuance of securities, at least 50% of each class of securities in which Plans have invested and at least 50% of the aggregate interest in the issuer is acquired by persons independent of the restricted group;

         o the fiduciary (or its affiliate) is an obligor with respect to 5% or less of the fair market value of the obligations contained in the issuer;

         o the Plans' investment in securities of any class does not exceed 25% of all of the securities of that class outstanding at the time of the acquisition; and

         o immediately after the acquisition, no more than 25% of the assets of any Plan with respect to which the person is a fiduciary is invested in securities representing an interest in one or more issuers containing assets sold or serviced by the same entity.

         The underwriter exemption generally does not apply to Plans sponsored by the "restricted group" consisting of the seller, the underwriter, the trustee, the master servicer, any servicer or any insurer with respect to the mortgage loans, any obligor with respect to mortgage loans included in the investment pool constituting more than five percent of the aggregate principal balance of the assets in the investment pool, or any affiliate of those parties.

         The underwriter exemption generally allows mortgage loans or other secured receivables supporting payments to securityholders, and having a value equal to no more than twenty-five percent of the total principal amount of the securities being offered by the issuer, to be transferred to the issuer within a 90-day or three-month period following the closing date, instead of requiring that all obligations be either identified or transferred on or before the closing date. This relief is available when certain conditions are met.

         The rating of a security may change. If the rating of a security declines below BBB- or Baa3, the security will no longer be eligible for relief under the underwriter exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the security when it had an investment-grade rating would not be required by the Exemption to dispose of it).

         The prospectus supplement for each series of certificates will indicate the classes of certificates, if any, offered thereby as to which it is expected that the exemption will apply.

         Any Plan fiduciary which proposes to cause a Plan to purchase certificates should consult with their counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1 and the exemption, and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                        Legal Investment Considerations

         The prospectus supplement for each series of certificates will specify which, if any, of the classes of certificates offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended (SMMEA). Classes of certificates that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacts legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," certificates will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in certificates, or require the sale or other disposition of certificates, so long as such contractual commitment was made or such certificates were acquired prior to the enactment of such legislation.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in certificates without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration (NCUA) Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities.

         All depository institutions considering an investment in the certificates (whether or not the class of certificates under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities", which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as certificates not entitled to distributions allocated to principal or interest, or subordinated certificates. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security", and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

         There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase certificates or to purchase certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the certificates constitute legal investments for such investors.

                            Method of Distribution

         The certificates offered hereby and by the prospectus supplement will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement and subject to the receipt of any required approvals from the Board of Governors of the Federal Reserve System, the certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Greenwich Capital Markets, Inc. (GCM) acting as underwriter with other underwriters, if any, named therein. In such event, the related prospectus supplement may also specify that the underwriters will not be obligated to pay for any certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the depositor. In connection with the sale of the certificates, underwriters may receive compensation from the depositor or from purchasers of the certificates in the form of discounts, concessions or commissions. The related prospectus supplement will describe any such compensation paid by the depositor.

         Alternatively, the related prospectus supplement may specify that the certificates will be distributed by GCM acting as agent or in some cases as principal with respect to certificates that it has previously purchased or agreed to purchase. If GCM acts as agent in the sale of certificates, GCM will receive a selling commission with respect to each series of certificates, depending on market conditions, expressed as a percentage of the aggregate principal balance of the related mortgage assets as of the cut-off date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that GCM elects to purchase certificates as principal, GCM may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the depositor and purchasers of certificates of that series.

         The depositor will indemnify GCM and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments GCM and any underwriters may be required to make in respect of those liabilities.

         In the ordinary course of business, GCM and the depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the depositor's mortgage loans pending the sale of such mortgage loans or interests therein, including the certificates.

         The depositor anticipates that the certificates will be sold primarily to institutional investors. Purchasers of certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales of certificates by them. Holders of certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                 Legal Matters

         The legality of the certificates of each series, including certain material federal income tax consequences with respect to the certificates, will be passed upon for the depositor by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

                             Financial Information

         A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates. Accordingly, no financial statements with respect to any trust fund will be included in this Prospectus or in the related prospectus supplement.

                             Available Information

         The depositor has filed with the SEC a Registration Statement under the Securities Act of 1933, as amended, with respect to the certificates. This prospectus, which forms a part of the Registration Statement, and the prospectus supplement relating to each series of certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the SEC. For further information, reference is made to the Registration Statement and the exhibits thereto. The Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N. W., Washington, D.C. 20549, and at its Regional Offices located as follows: Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and New York Regional Office, 7 World Trade Center, New York, New York 10048. In addition, the SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the depositor, that file electronically with the SEC.

                                    Ratings

         It is a condition to the issuance of the certificates of each series offered by this prospectus and the accompanying prospectus supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the related prospectus supplement.

         Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the credit enhancer or guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped pass-through certificates in certain cases might fail to recoup their underlying investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                               Glossary of Terms

         Agency Securities: Mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.

         Contracts: Conditional sales contracts and installment sales or loan agreements secured by manufactured housing.

         Insurance Proceeds: All proceeds of the related hazard insurance policies and any primary mortgage insurance policies to the extent the proceeds are not applied to property restoration or released to mortgagors in accordance with the master servicer's normal servicing procedures, net of insured expenses including unreimbursed payments of property taxes, insurance premiums and other items incurred by any related sub-servicer and net of reimbursed advances made by the sub-servicer.

         Liquidation Proceeds: All cash amounts (other than Insurance Proceeds) received and retained in connection with the liquidation of defaulted mortgage loans, by foreclosure or otherwise, net of unreimbursed liquidation and foreclosure expenses incurred by any related sub-servicer and net of unreimbursed advances made by the sub-servicer.

         REMIC Regulations: Regulations promulgated by the Department of the Treasury on December 23, 1992 and generally effective for REMICs with start-up dates on or after November 12, 1991.

         Multifamily Loans: First lien mortgage loans, or participation interests in the loans, secured by residential properties consisting of five or more residential units, including cooperative apartment buildings.

         Single Family Loans: First lien mortgage loans, or participation interests in the loans, secured by one- to four-family residential properties.

         U.S. Person:  Any of the following:

         o    a citizen or resident of the United States;

         o a corporation or a partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) organized in or under the laws of the United States, or any State thereof or the District of Columbia (unless in the case of a partnership Treasury regulations are adopted that provide otherwise);

         o an estate whose income from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

         o a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

In addition, certain trusts which would not qualify as U.S. Persons under the above definition but which are eligible to and make an election to be treated as U.S. Persons will also be treated as U.S. Persons.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses to be incurred in connection with the offering of the Certificates, other than underwriting discounts and commissions:


           SEC Registration Fee......................................    $264
           Trustee's Fees and Expenses...............................     [o]
           Printing and Engraving....................................     [o]
           Legal Fees and Expenses...................................     [o]
           Blue Sky Fees.............................................     [o]
           Accounting Fees and Expenses..............................     [o]
           Rating Agency Fees........................................     [o]
           Miscellaneous.............................................     [o]
                                                                       -------
           Total.....................................................    $[o]
                                                                       =======



Item 15. Indemnification of Directors and Officers.

         Under Section 8(b) of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Depositor against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act").

         The Depositor's Bylaws provide for indemnification of directors and officers of the Depositor to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

         The Pooling and Servicing Agreements will provide that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements will provide further that, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expenses incurred in connection with legal actions relating to such Pooling and Servicing Agreements and the related Certificates, other than such expenses relating to particular Mortgage Loans.

Item 16. Exhibits.

    (a)  Financial Statements:

         None.

    (b)  Exhibits:

         1.1      Form of Underwriting Agreement*
         3.1      Restated Certificate of Incorporation of Depositor*
         3.2      Bylaws of Depositor*
         4.1(a) Form of Pooling and Servicing Agreement with respect to fixed-rate Mortgage Loans, including forms of Certificates*
         4.1(b) Form of Pooling and Servicing Agreement with respect to adjustable-rate Mortgage Loans, including forms of Certificates**
         5.1 Opinion of Brown & Wood LLP as to legality of the Certificates***
         8.1      Opinion of Brown & Wood LLP as to certain tax matters***
         10.1     Form of Mortgage Sale Agreement between Seller and Purchaser**
         23.1 Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1 hereto)
         24.1     Powers of Attorney+

--------------------------
     * Filed as an exhibit to Registration Statement No. 33-42443 on Form S-11 and incorporated herein by reference.

    ** Filed as an exhibit to Registration Statement No. 33-52720 on Form S-11 and incorporated herein by reference.

   ***   To be filed by amendment.

   +     Previously filed as part of this Registration Statement.

Item 17. Undertakings.

         The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

              (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended), that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Greenwich, Connecticut, on the 5th day of January, 2001.

                                    GREENWICH CAPITAL ACCEPTANCE, INC.


                                    By:  /s/ John P. Graham
                                         -------------------------------------
                                         John P. Graham
                                         Vice President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



         Signature                                Title                                      Date
         ---------                                -----                                      ----
                 *                     President (Principal Executive              January 5, 2001
        -------------------            Officer)
         Robert J. McGinnis

                 *                     Senior Vice President and Controller        January 5, 2001
        -------------------            (Principal Financial Officer and
         John M. Ryan                  Principal Accounting Officer)


                 *                     Senior Vice President, Secretary and        January 5, 2001
        ---------------------          Director
         John C. Anderson

                 *                     Director                                    January 5, 2001
        ---------------------
         Jay N. Levine


          /s/ John P. Graham           Vice President                              January 5, 2001
        ---------------------
            John P. Graham

    *By:  /s/ John P. Graham           Attorney-In-Fact Pursuant to a Power of     January 5, 2001
         --------------------          Attorney previously filed with the
            John P. Graham             Registration Statement

